UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008– December 31, 2008

Item 1: Reports to Shareholders

>  Global stock markets generated some of their worst returns on record in 2008. The broad U.S. stock market declined about –37%. International stock markets fared worse.

>  U.S. Treasury and government-backed securities rallied as investors retreated from risk. The broader fixed income market struggled.

>  The Federal Reserve Board responded to the financial crisis, and to the wider economic distress, with new lending programs and dramatic cuts in its target for short-term interest rates.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

The global financial markets came under severe pressure during 2008, with U.S. and international stocks recording near-record declines. Most segments of the fixed income market struggled, too, with only U.S. Treasury securities and government-backed bonds providing shelter from the storm.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across them.

Balance and diversification won’t necessarily provide protection from loss—a reality on vivid display during 2008—but our experience suggests that a balanced portfolio remains an effective approach to meeting long-term financial goals. At some point, the markets’ turmoil will subside. A balanced strategy puts you in a good position to benefit from the eventual recovery, while providing some cushion against continued volatility.

We thank you for entrusting your assets to Vanguard.

F. William McNabb III

President and Chief Executive Officer

January 15, 2009

Global stock markets faced historic challenges

Problems that had festered in the financial markets for much of 2008 erupted in the year’s final months, leading to high-profile bankruptcies and government rescues. U.S. stocks lost about –23% for the fourth quarter. For the full 12 months, the U.S. stock market returned about –37%, the worst calendar-year performance since 1931. The financial sector, the epicenter of the crisis, was hardest hit, but no sector was safe from the market’s violent downdraft.

Overseas, the news was worse. Stock markets outside the United States returned about –45%, as credit-market turmoil and economic distress reverberated worldwide. Emerging markets fell especially hard, in part because of collapsing commodity prices, which put pressure on the group’s many natural-resource producers.

U.S. Treasuries provided a safe and liquid haven

Bonds provided shelter from the stock market turmoil, though strength was largely confined to U.S. Treasuries. Treasuries surged as investors bid up the highest-quality, most liquid securities. The Federal Reserve Board added fuel to the rally with repeated cuts in its target for the federal funds rate, a benchmark for short-term interest rates. At the start of 2008, the federal funds rate stood at 4.25%; by year-end, it was between 0.00% and 0.25%.

U.S. government-backed mortgage securities also performed well, though corporate and municipal bonds struggled. For the full year, the broad taxable bond market returned about 5%.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–37.60%	–8.66%	–2.04%
Russell 2000 Index (Small-caps)	–33.79	–8.29	–0.93
Dow Jones Wilshire 5000 Index (Entire market)	–37.34	–8.43	–1.67
MSCI All Country World Index ex USA (International)	–45.24	–6.57	3.00

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.24%	5.51%	4.65%
Barclays Capital Municipal Bond Index	–2.47	1.86	2.71
Citigroup 3-Month Treasury Bill Index	1.80	3.76	3.10

CPI
Consumer Price Index	0.09%	2.22%	2.67%

Vanguard® Balanced Portfolio

Typically, when stocks struggle, the bonds in a balanced portfolio provide some shelter and support the portfolio’s total return. But there was nothing “normal” about 2008: When stocks skidded, many bonds—except ultra-safe and liquid United States Treasury securities—also suffered steep declines.

For 2008, the Balanced Portfolio returned –22.57%, its worst calendar-year result since the portfolio’s inception in 1991, but nevertheless several percentage points ahead of the return of its comparative standards. At year-end, the portfolio’s 30-day SEC yield was 4.3%, up from 3.1% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks tumbled and bonds stumbled

Facing stiff headwinds from all directions, the portfolio’s investment advisor—Wellington Management Company—maintained its typical allocation of about 65% equities and 35% bonds. As stocks suffered some of the steepest percentage declines since 1931, the equity portion of the Balanced Portfolio returned –32.40%, more than four percentage points better than the –37.00% return posted by the equity benchmark, the Standard & Poor’s 500 Index.

The advisor’s positioning and stock selection were a relative success—producing results better than the benchmark in all but two of the portfolio’s smaller sectors. In the sizable and battered financial sector, the worst performer (–54%), the advisor kept the portfolio’s exposure below benchmark levels during the period, which helped the portfolio to sidestep some of the widespread damage.

In the energy sector (–31%)—the portfolio’s largest, on average—the advisor’s selections also held up better than those in the benchmark. The widest divergence in sector returns was in information technology, where the portfolio returned –32%, compared with –43% in the benchmark.

Unlike the result in equities, the –2.18% return of the bond portion of the portfolio lagged the –0.49% return of its benchmark. Even with yields on some U.S. Treasury securities approaching zero, investors were fearful of the high-quality corporate bonds that constitute the bulk of the portfolio. However, the advisor’s thorough, independent credit analysis helped minimize exposure to some of the more troubled sectors of the bond market.

Balance and diversification support long-term results

The ten-year performance record of stocks and bonds in absolute terms has given investors little to applaud. However, the Balanced Portfolio has distinguished itself by posting an average annual return of 4.47%, more than 3 percentage points better than its comparative standards and ahead of the –1.38% return of the S&P 500.

Over much of this period, bonds provided ballast for long-term returns, complementing the portfolio’s diversified holdings of reasonably valued stocks. Even though bonds did not play their customary supporting role in 2008, history suggests that following the time-tested principles of diversification and balance among stock, bond, and money market funds can put you in a good position to benefit from the market’s long-term opportunities.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Balanced Portfolio	–22.57%	4.47%
Composite Stock/Bond Index[1]	–25.58	0.97
Average Mixed-Asset Target Growth Fund[2]	–29.85	0.73

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average Mixed-
		Asset Target
	Portfolio	Growth Fund
Balanced Portfolio	0.24%	1.13%

1 Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

2	Derived from data provided by Lipper Inc.
3

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned –22.57%, net of fees, for the 12 months ended December 31, 2008. This performance exceeded both the –29.85% average return for competing funds and the –25.58% return for the Composite Stock/Bond Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

Stocks declined about –37% during the 12-month period, as measured by the Standard & Poor’s 500 Index. Global equity markets suffered historic declines for the year as the worldwide credit crisis persisted and deteriorating economic data pointed toward a global recession that may be deeper and more protracted than previously expected.

The investment environment

Global growth expectations were lowered as consumption and production trends decelerated. Credit multipliers contracted sharply across the globe as supply of, and demand for, credit eroded. As fundamentals weakened, investors sought to shed risk, commodity-exporting countries witnessed a sharp terms-of-trade reversal, and central banks across the globe responded to deteriorating economic conditions.

Policymakers, previously concerned about inflationary pressures, shifted their focus as global growth decelerated and deflationary concerns surfaced. Global interest rates declined and Treasury yields fell to historic lows, while all non-Treasury sectors underperformed. Commercial mortgage-backed securities tumbled as the economy weakened and support from the Troubled Asset Relief Program (TARP) was redirected, while investors’ reduced appetite for risk and deteriorating fundamentals led high-yield securities lower.

Our successes

Stock selection contributed to our strong relative equity performance, particularly in the information technology, financials, energy, and, health care sectors, as did our underweighted position in the information technology and financials sectors. Top absolute contributors during the period included insurance companies MetLife and Travelers, materials holdings Rohm & Haas and BHP Billiton, and retailer Wal-Mart Stores. Despite the economic slowdown, Wal-Mart shares benefited from tight cost controls and reduced inventory levels. Rohm & Haas shares benefited from the company’s pending takeover by Dow Chemical.

Within the fixed income portion of the portfolio, exposure to some of the more defensive sectors, such as electric utilities; our allocation to government agency pass-through mortgage-backed securities; and our meaningfully underweighted positions in brokerage and finance firms supported returns versus those of the benchmark.

The need to maintain adequate liquidity came to the forefront during the last few months of the fiscal year and affected relative fixed income returns. To rebalance the portfolio as equity markets fell, we had to sell many of our most liquid, high-quality positions. We were pleased that we had built up ample liquidity for this extraordinary period.

Our shortfalls

In the consumer staples sector, security selection and an underweighted position modestly detracted from results, as did an overweighted position in the materials sector. Absolute detractors for the period included UBS, Bank of America, Deere & Co., and General Electric. UBS shares declined after the company expanded its disclosure of subprime assets and loan losses from its investment banking business. We continue to hold the stock

Selected Equity Portfolio Changes:
Year Ended December 31, 2008

Additions	Comments
Marathon Oil	This large North American exploration and production company fell sharply to an attractive value, providing an entry point into the stock. We are optimistic about new discoveries.
Siemens	We added a new position based on valuation and our expectation that the company’s restructuring plans will boost profit margins and drive earnings growth.
BP	We added a new position based on higher cash flow yield and
earnings upside potential from U.S. natural gas prices and
improved refining execution.

Deletions	Comments
Royal Dutch Shell	We eliminated our holdings after shares surged on strong
profit growth.
McDonald’s	We eliminated this long-term position as the stock reached a new high.
ConocoPhillips	We reduced our position based on valuation, as the company
has performed strongly over the past few years.

2

Vanguard Balanced Portfolio

based on the company’s progress in cutting costs, reducing risk, and deleveraging its balance sheet. Bank of America shares fell after the bank acquired Countrywide Financial and Merrill Lynch amid the financial turmoil. Following economic weakness, Deere & Co. shares under-performed as agricultural prices declined. GE shares plunged after the company’s CEO unexpectedly cut the annual profit forecast and quarterly earnings fell for the first time in five years because of the credit market crisis.

Within fixed income, our allocation to real estate investment trusts (REITs) and commercial mortgage-backed securities underperformed during the period as signs of economic weakness weighed on the commercial property market. Our allocation to the insurance sector also hurt results. Foreign agencies, sovereigns, and supranationals benefited as non-U.S. central banks took further action as the global slowdown intensified. Our limited exposure to these sectors hindered results.

The portfolio’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our discipline is focused on identifying industries with a favorable outlook for the balance between supply and demand. In financials, balance sheet exposures are finally being played out. Supply is tight, but demand is low. We have made several changes to our financial holdings, and after holding a below-benchmark weight during the period, the portfolio is now modestly overweighted in this sector. Within energy, we remain positive on natural gas and oil stocks despite their mixed performances during the period. At year-end, the portfolio was overweighted in the energy, utilities, and telecommunication services sectors, and underweighted in the technology and consumer sectors.

It is a portfolio policy to maintain a 60%–70% allocation to equities. We therefore cannot fully allocate away from equities in periods of market decline; however, the portfolio will be well positioned to benefit when the markets recover. As is our practice when markets decline, we added to our equities position and ended the period at an allocation of 64%.

As the markets stabilized, we began to rebuild our liquid positions in agency mortgage-backed securities and agency bonds. We are convinced that the U.S. government, through the Treasury and the Federal Reserve, will act appropriately to resuscitate the financial system and the economy and that these bond market sectors should perform very well amid the efforts to revitalize the residential housing market. Within corporate bonds, we continue to like defensive holdings such as utilities, telecommunications companies, and cable companies.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh,

Senior Vice President and Partner

Wellington Management Company, LLP

January 14, 2009

3

Vanguard Balanced Portfolio

Portfolio Profile

As of December 31, 2008

Total Portfolio Characteristics

Yield[1]	4.3%
Turnover Rate	31%
Expense Ratio (12/31/2007)[2]	0.24%
Short-Term Reserves	0.7%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.97	0.91
Beta	0.97	0.64

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	110	500	4,593
Median Market Cap	$40.6B	$39.5B	$25.3B
Price/Earnings Ratio	10.3x	11.3x	11.8x
Price/Book Ratio	1.6x	1.8x	1.7x
Dividend Yield	3.5%	3.0%	2.8%
Return on Equity	21.8%	22.1%	20.8%
Earnings Growth Rate	17.0%	17.4%	17.2%
Foreign Holdings	13.9%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	349	2,012	9,168
Yield to Maturity	6.9%[9]	5.9%	4.0%
Average Coupon	5.8%	5.7%	5.3%
Average Effective
Maturity	9.5 years	9.4 years	5.5 years
Average Quality[10]	A1	Aa3	Aa1
Average Duration	5.8 years	6.0 years	3.7 years

Ten Largest Stocks[11] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	4.4%
Chevron Corp.	integrated oil
	and gas	3.2
ExxonMobil Corp.	integrated oil
	and gas	2.9
Total SA ADR	integrated oil
	and gas	2.6
International Business
Machines Corp.	computer hardware	2.5
Eli Lilly & Co.	pharmaceuticals	2.3
Exelon Corp.	electric utilities	1.6
General Electric Co.	industrial
	conglomerates	1.6
Ace Ltd.	property and
	casualty insurance	1.5
Wal-Mart Stores, Inc.	hypermarkets and
	supercenters	1.5
Top Ten		24.1%
Top Ten as % of Total Net Assets		15.2%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary	5.9%	8.4%	8.9%
Consumer Staples	9.8	12.9	11.2
Energy	17.1	13.3	12.4
Financials	14.7	13.3	15.6
Health Care	14.7	14.8	14.4
Industrials	12.3	11.1	11.2
Information Technology	10.5	15.3	15.2
Materials	3.6	2.9	3.3
Telecommunication
Services	5.6	3.8	3.4
Utilities	5.8	4.2	4.4

Portfolio Asset Allocation

1	30-day SEC yield for the portfolio. See definition on the next page.
2	The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.25%.
3	For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4	Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
5	Dow Jones Wilshire 5000 Index.
6	S&P 500 Index.
7	Barclays Capital U.S. Credit A or Better Bond Index.
8	Barclays Capital U.S. Aggregate Bond Index.
9	Before expenses.

10 Source: Moody’s Investors Service.

11 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

AAA	12.0%
Aa	25.4
A	47.8
Baa	13.1
Ba	0.1
B	0.0
Other	1.6

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.0%
Finance	40.2
Foreign	5.2
Government Mortgage-Backed	0.2
Industrial	35.7
Treasury/Agency	2.9
Utilities	10.0
Other	2.8

Equity Investment Focus

Fixed Income Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Source: Moody’s Investors Service.

2	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	–22.57%	2.78%	4.47%	$15,489
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.63	9,388
S&P 500 Index	–37.00	–2.19	–1.38	8,700
Composite Stock/Bond Index[1]	–25.58	–0.16	0.97	11,017
Average Mixed-Asset Target Growth Fund[2]	–29.85	–0.91	0.73	10,755

Fiscal-Year Total Returns (%): December 31, 1998–December 31, 2008

1	Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (63.2%)
Consumer Discretionary (3.7%)
Comcast Corp. Class A	600,075	10,129
Staples, Inc.	387,200	6,939
The Walt Disney Co.	291,200	6,607
Honda Motor Co., Ltd ADR	246,900	5,269
* Viacom Inc. Class B	260,300	4,961
Time Warner, Inc.	453,600	4,563
Home Depot, Inc.	87,700	2,019
* Ford Motor Co.	357,950	820
		41,307
Consumer Staples (6.2%)
Wal-Mart Stores, Inc.	188,900	10,590
Nestle SA ADR	264,750	10,484
PepsiCo, Inc.	141,600	7,755
Kimberly-Clark Corp.	138,900	7,326
The Procter & Gamble Co.	112,267	6,940
SABMiller PLC	329,214	5,529
Philip Morris
International Inc.	126,500	5,504
The Coca-Cola Co.	119,000	5,387
Walgreen Co.	141,100	3,481
Sysco Corp.	114,700	2,631
Unilever NV ADR	83,400	2,048
SABMiller PLC ADR	36,600	625
		68,300
Energy (10.8%)
Chevron Corp.	300,500	22,228
ExxonMobil Corp.	250,300	19,981
Total SA ADR	329,312	18,211
EnCana Corp.
(New York Shares)	212,672	9,885
XTO Energy, Inc.	242,775	8,563
BP PLC ADR	165,700	7,745
Marathon Oil Corp.	279,600	7,650
Anadarko Petroleum Corp.	186,600	7,193
Schlumberger Ltd.	155,600	6,586
Eni SpA ADR	105,100	5,026
ConocoPhillips Co.	71,170	3,687
Petroleo Brasileiro SA ADR	129,400	3,169
		119,924

Financials (9.3%)
Ace Ltd.	200,200	10,595
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	66,232	10,282
Wells Fargo & Co.	296,800	8,750
MetLife, Inc.	250,900	8,746
State Street Corp.	217,700	8,562
JPMorgan Chase & Co.	267,748	8,442
Bank of America Corp.	589,576	8,301
* UBS AG (New York Shares)	406,871	5,818
Capital One Financial Corp.	178,100	5,680
PNC Financial
Services Group	107,300	5,258
The Goldman Sachs
Group, Inc.	43,500	3,671
The Travelers Cos., Inc.	80,100	3,621
Morgan Stanley	218,300	3,502
U.S. Bancorp	114,200	2,856
Marsh &
McLennan Cos., Inc.	104,500	2,536
The Hartford Financial
Services Group Inc.	133,100	2,185
Prudential Financial, Inc.	55,900	1,692
Comerica, Inc.	65,400	1,298
Citigroup Inc.	183,933	1,234
		103,029
Health Care (9.3%)
Eli Lilly & Co.	394,300	15,878
Wyeth	270,800	10,158
Medtronic, Inc.	317,300	9,970
Bristol-Myers Squibb Co.	408,400	9,495
Schering-Plough Corp.	557,200	9,489
Abbott Laboratories	173,800	9,276
UnitedHealth Group Inc.	296,500	7,887
AstraZeneca Group
PLC ADR	183,600	7,533
Merck & Co., Inc.	247,100	7,512
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	158,100	6,730
Sanofi-Aventis ADR	126,723	4,075
UCB SA	58,122	1,896
Cardinal Health, Inc.	50,500	1,741
* St. Jude Medical, Inc.	29,000	956
		102,596
Industrials (7.8%)
General Electric Co.	682,500	11,057
Deere & Co.	250,900	9,615
Lockheed Martin Corp.	104,400	8,778
Waste Management, Inc.	242,700	8,043
Siemens AG	105,102	7,912
FedEx Corp.	108,200	6,941
United Parcel Service, Inc.	108,200	5,968

Canadian National
Railway Co.	161,200	5,926
Honeywell International Inc.	150,500	4,941
Parker Hannifin Corp.	109,700	4,667
Illinois Tool Works, Inc.	123,000	4,311
Caterpillar, Inc.	51,700	2,309
PACCAR, Inc.	66,492	1,902
Mitsui & Co., Ltd.	164,000	1,686
British Airways PLC	510,547	1,349
ABB Ltd. ADR	58,500	878
		86,283
Information Technology (6.6%)
International Business
Machines Corp.	204,600	17,219
Accenture Ltd.	244,500	8,017
Automatic Data
Processing, Inc.	181,200	7,129
Microsoft Corp.	362,200	7,041
Intel Corp.	379,800	5,568
Hewlett-Packard Co.	140,200	5,088
Corning, Inc.	461,800	4,401
Texas Instruments, Inc.	273,600	4,246
Applied Materials, Inc.	416,500	4,219
Keyence Corp.	16,500	3,391
Canon, Inc.	102,300	3,241
Taiwan Semiconductor
Manufacturing Co., Ltd.
ADR	368,783	2,913
Nokia Corp. ADR	49,600	774
		73,247
Materials (2.3%)
Syngenta AG ADR	171,000	6,693
BHP Billiton Ltd. ADR	103,300	4,431
International Paper Co.	354,000	4,177
Air Products &
Chemicals, Inc.	80,300	4,037
Companhia Vale do
Rio Doce ADR	187,040	2,265
Newmont Mining Corp.
(Holding Co.)	53,800	2,190
Dow Chemical Co.	60,100	907
E.I. du Pont de
Nemours & Co.	24,386	617
		25,317
Telecommunication Services (3.5%)
AT&T Inc.	1,070,922	30,521
Verizon
Communications Inc.	262,212	8,889
		39,410
Utilities (3.7%)
Exelon Corp.	201,300	11,194
FPL Group, Inc.	179,600	9,039
Dominion Resources, Inc.	234,300	8,398
PG&E Corp.	182,500	7,065
Veolia Environment ADR	95,400	3,025
Progress Energy, Inc.	51,500	2,052
		40,773
Total Common Stocks
(Cost $754,094)		700,186

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.1%)
Agency Notes (1.0%)
[1,2]	Federal National Mortgage Assn.	5.000%	10/15/11	10,500	11,430

Conventional Mortgage-Backed Securities (0.1%)
2	Government National
	Mortgage Assn.	7.000%	11/15/31–
			11/15/33	475	498
2	Government National
	Mortgage Assn.	8.000%	9/15/30	88	94
					592
Total U.S. Government and Agency Obligations (Cost $11,746)					12,022
Corporate Bonds (31.3%)
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
2	Adjustable Rate Mortgage Trust	5.672%	3/25/36	443	283
2	AmeriCredit Automobile
	Receivables Trust	5.210%	10/6/11	302	279
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.933%	2/13/42	765	597
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.871%	9/11/42	740	567
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.331%	2/11/44	1,625	1,111
2	Capital One Auto Finance Trust	5.450%	2/15/11	16	15
2	Capital One Auto Finance Trust	5.070%	7/15/11	210	200
2	CarMax Auto Owner Trust	4.910%	1/18/11	763	752
2	Countrywide Home Loans	6.000%	5/25/37	543	345
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	289	283
2	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	1,000	853
2	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	240	187
2	GSR Mortgage Loan Trust	5.777%	5/25/47	1,300	823
2	Household Automotive Trust	5.280%	9/17/11	1,045	1,030
2	JPMorgan Chase Commercial
	Mortgage Securities	4.899%	1/12/37	960	749
[2,3]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	334	275
2	Morgan Stanley Mortgage
	Loan Trust	6.000%	8/25/37	473	242
2	Sequoia Mortgage Trust	5.813%	2/20/47	1,831	955
2	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	938
2	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	750	584
2	Wells Fargo Mortgage Backed
	Securities Trust	6.033%	9/25/36	976	532
2	World Omni Auto
	Receivables Trust	3.820%	11/14/11	175	171
					11,771

Finance (14.2%)
	Banking (8.6%)
	American Express Bank, FSB	5.550%	10/17/12	1,500	1,422
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,268
3	American Express Travel	5.250%	11/21/11	1,000	950
3	ANZ National Bank
	International Ltd.	6.200%	7/19/13	1,170	1,135
	Bank of America Corp.	4.375%	12/1/10	1,000	1,001
	Bank of America Corp.	5.300%	3/15/17	2,000	1,921
	Bank of America Corp.	5.625%	3/8/35	2,845	2,372
2	Bank of America Corp.	8.000%	12/29/49	913	653
	Bank of New York Mellon	5.125%	11/1/11	1,000	1,007
	Bank of New York Mellon	4.950%	11/1/12	1,000	1,023
	Bank of New York Mellon	4.950%	3/15/15	1,345	1,312
[2,3]	Barclays Bank PLC	5.926%	12/15/49	2,000	816
	BB&T Corp.	4.900%	6/30/17	1,000	914
[2,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,540
	Capital One Bank	6.500%	6/13/13	650	583
	Capital One Capital IV	6.745%	2/17/37	1,100	506
	Capital One Financial Corp.	5.700%	9/15/11	1,070	996
	Citigroup, Inc.	4.625%	8/3/10	600	588
	Citigroup, Inc.	5.300%	10/17/12	1,500	1,464
	Citigroup, Inc.	6.125%	11/21/17	2,320	2,334
	Citigroup, Inc.	6.625%	6/15/32	2,000	1,943
	Citigroup, Inc.	6.125%	8/25/36	1,000	916
	Credit Suisse First Boston
	USA, Inc.	6.500%	1/15/12	2,000	2,038
	Credit Suisse New York	5.000%	5/15/13	2,250	2,165
	Dean Witter, Discover & Co.	6.750%	10/15/13	1,000	895
	Deutsche Bank AG London	5.375%	10/12/12	825	838
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,776
	Fifth Third Bancorp.	4.200%	2/23/10	2,000	1,968
	Goldman Sachs Group, Inc.	5.000%	1/15/11	500	487
	Goldman Sachs Group, Inc.	5.300%	2/14/12	2,000	1,891
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,268
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,000	834
	Goldman Sachs Group, Inc.	5.950%	1/18/18	1,325	1,232
	Goldman Sachs Group, Inc.	6.450%	5/1/36	2,000	1,526
	Goldman Sachs Group, Inc.	6.750%	10/1/37	1,360	1,119
3	HBOS Treasury Services PLC	6.000%	11/1/33	2,395	1,656
	HSBC Bank USA	4.625%	4/1/14	1,290	1,227
	HSBC Holdings PLC	6.500%	5/2/36	1,000	1,023
	Huntington National Bank	4.900%	1/15/14	1,000	771
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,031
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	969
	JPMorgan Chase & Co.	6.000%	1/15/18	2,500	2,643
2	JPMorgan Chase & Co.	7.900%	12/29/49	1,383	1,148
	Mellon Bank NA	4.750%	12/15/14	250	245
3	Mizuho Finance (Cayman)	5.790%	4/15/14	2,000	1,773
	Morgan Stanley Dean Witter	4.000%	1/15/10	1,000	981
	Morgan Stanley Dean Witter	6.600%	4/1/12	1,000	952
	Morgan Stanley Dean Witter	6.000%	4/28/15	1,000	878
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,000	838
	Morgan Stanley Dean Witter	6.250%	8/9/26	3,000	2,496
	National City Bank	4.150%	8/1/09	1,725	1,691

	National City Corp.	6.875%	5/15/19	1,000	810
	Northern Trust Co.	5.300%	8/29/11	1,205	1,203
	Northern Trust Co.	5.200%	11/9/12	1,025	1,018
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	605
	Paribas NY	6.950%	7/22/13	2,000	2,101
	PNC Bank NA	4.875%	9/21/17	1,500	1,380
2	PNC Funding Corp.	8.250%	5/31/49	1,300	1,066
	Royal Bank of Scotland Group
	PLC	5.000%	10/1/14	300	253
	Royal Bank of Scotland Group
	PLC	5.050%	1/8/15	2,440	2,078
	State Street Corp.	5.375%	4/30/17	2,775	2,628
	SunTrust Banks, Inc.	4.250%	10/15/09	320	317
	UBS AG	5.875%	7/15/16	2,000	1,854
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,000	1,999
	US Bank NA	6.300%	2/4/14	1,000	1,076
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,144
	Wachovia Corp.	7.500%	4/15/35	1,000	968
3	WEA Finance LLC	7.125%	4/15/18	1,000	717
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,006
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,025
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,085
2	Wells Fargo Capital XIII	7.700%	12/29/49	1,500	1,234
	World Savings Bank, FSB	4.125%	12/15/09	1,805	1,791

	Brokerage (0.5%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	677
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,014

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	1,845
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	1,250	1,315
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,000	927

	Finance Companies (1.4%)
	American Express Co.	4.750%	6/17/09	1,000	993
	CIT Group, Inc.	4.125%	11/3/09	1,000	940
	CIT Group, Inc.	7.625%	11/30/12	555	472
	General Electric Capital Corp.	6.125%	2/22/11	600	623
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,056
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,009
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,011
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,084
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,530
	HSBC Finance Corp.	5.700%	6/1/11	770	758
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,004
	HSBC Finance Corp.	5.500%	1/19/16	1,000	956
	International Lease
	Finance Corp.	5.400%	2/15/12	1,000	688
	International Lease
	Finance Corp.	5.300%	5/1/12	1,000	700
	NYSE Euronext	4.800%	6/28/13	1,570	1,538

	Insurance (3.2%)
	ACE INA Holdings, Inc.	5.800%	3/15/18	1,295	1,176
	Aetna, Inc.	6.500%	9/15/18	335	325
	Allstate Corp.	5.000%	8/15/14	1,000	938
	Allstate Corp.	6.750%	5/15/18	1,000	1,001
2	Allstate Corp.	6.125%	5/15/37	1,000	643
	American International
	Group, Inc.	4.700%	10/1/10	3,200	2,844
	American International
	Group, Inc.	6.250%	3/15/37	720	270
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,060
	Genworth Financial, Inc.	5.125%	3/15/11	1,410	987
	Genworth Financial, Inc.	5.750%	5/15/13	1,000	579
2	Genworth Financial, Inc.	6.150%	11/15/66	1,000	100
	Hartford Financial Services
	Group, Inc.	7.900%	6/15/10	2,000	1,991
	Hartford Financial Services
	Group, Inc.	6.000%	1/15/19	1,500	1,078
	ING USA Global	4.500%	10/1/10	1,000	973
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	1,000	937
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	2,036
3	MetLife Global Funding I	4.500%	5/5/10	2,000	1,943
3	MetLife Global Funding I	5.125%	11/9/11	1,000	954
3	New York Life Global Funding	3.875%	1/15/09	90	90
3	New York Life Global Funding	5.250%	10/16/12	600	601

3	New York Life Insurance	5.875%	5/15/33	2,100	1,810
3	Pacific Life Global Funding	3.750%	1/15/09	1,110	1,111
	Principal Life Income Funding	5.125%	3/1/11	1,720	1,666
	Protective Life Secured Trust	4.850%	8/16/10	765	673
	Prudential Financial, Inc.	5.150%	1/15/13	875	726
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	1,799
3	TIAA Global Markets	5.125%	10/10/12	1,380	1,377
	Travelers Cos. Inc.	5.800%	5/15/18	1,100	1,059
	UnitedHealth Group, Inc.	6.000%	11/15/17	2,000	1,776
	XL Capital Ltd.	6.500%	1/15/12	2,000	1,247

	Real Estate Investment Trusts (0.5%)
	ERP Operating LP	5.375%	8/1/16	325	234
	Kimco Realty Corp.	5.783%	3/15/16	250	160
	ProLogis	5.625%	11/15/16	1,000	480
	Realty Income Corp.	6.750%	8/15/19	1,105	803
	Simon Property Group Inc.	5.100%	6/15/15	1,000	618
	Simon Property Group Inc.	6.100%	5/1/16	1,800	1,187
	Simon Property Group Inc.	5.875%	3/1/17	650	425
	Simon Property Group Inc.	6.125%	5/30/18	750	508
3	Westfield Group	5.700%	10/1/16	2,000	1,358
					157,064
Industrial (12.6%)
	Basic Industry (0.7%)
	Alcan, Inc.	4.500%	5/15/13	1,000	712
	Alcoa, Inc.	5.720%	2/23/19	1,496	1,131
	Alcoa, Inc.	5.870%	2/23/22	504	363
	BHP Finance USA Ltd.	4.800%	4/15/13	1,000	952
	Dow Chemical Co.	6.125%	2/1/11	1,000	994
	Dow Chemical Co.	6.000%	10/1/12	1,000	947
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	735	748
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	442
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,074
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	678

	Capital Goods (1.5%)
	Boeing Capital Corp.	6.500%	2/15/12	1,000	1,059
	General Dynamics Corp.	4.250%	5/15/13	2,000	1,981
	General Electric Co.	5.250%	12/6/17	1,735	1,750
	Honeywell International, Inc.	7.500%	3/1/10	1,000	1,044
3	Hutchison Whampoa
	International Ltd.	6.500%	2/13/13	2,000	1,970
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,036
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,004
3	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,221
	United Technologies Corp.	4.875%	5/1/15	325	321
	United Technologies Corp.	7.500%	9/15/29	770	932
	United Technologies Corp.	6.050%	6/1/36	675	716
	USA Waste Services, Inc.	7.000%	7/15/28	2,000	1,641

	Communication (2.6%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,026
	AT&T Inc.	4.950%	1/15/13	1,250	1,259
	AT&T Inc.	5.100%	9/15/14	500	499

	AT&T Inc.	5.600%	5/15/18	1,000	1,031
	AT&T Inc.	6.450%	6/15/34	1,595	1,773
	AT&T Inc.	6.800%	5/15/36	500	582
	AT&T Inc.	6.500%	9/1/37	325	362
	BellSouth Corp.	6.550%	6/15/34	2,975	2,949
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	807
	Comcast Corp.	5.700%	5/15/18	1,500	1,429
	Deutsche Telekom
	International Finance	8.500%	6/15/10	2,000	2,081
	France Telecom	7.750%	3/1/11	2,000	2,105
	New York Times Co.	4.500%	3/15/10	300	234
	Telefonica Europe BV	7.750%	9/15/10	2,000	2,033
	Thomson Corp.	4.250%	8/15/09	1,500	1,506
	Time Warner Cable Inc.	5.850%	5/1/17	830	752
	Verizon Communications Corp.	5.500%	4/1/17	1,000	976
	Verizon Communications Corp.	5.500%	2/15/18	1,225	1,210
	Verizon Communications Corp.	6.900%	4/15/38	290	332
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,095
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,766
	Verizon Global Funding Corp.	5.850%	9/15/35	475	461
	Vodafone Group PLC	5.000%	12/16/13	1,000	966

	Consumer Cyclical (1.7%)
3	American Honda Finance	4.625%	4/2/13	1,000	946
	CVS Caremark Corp.	4.875%	9/15/14	1,000	909
	CVS Caremark Corp.	5.750%	6/1/17	485	457
	DaimlerChrysler North America
	Holding Corp.	5.750%	9/8/11	1,355	1,152
	DaimlerChrysler North America
	Holding Corp.	6.500%	11/15/13	1,145	916

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	DaimlerChrysler North America
	Holding Corp.	8.500%	1/18/31	1,000	729
	Federated Retail Holding	5.900%	12/1/16	522	319
	Home Depot Inc.	3.750%	9/15/09	675	665
	Home Depot Inc.	4.625%	8/15/10	1,000	963
	Kohl’s Corp.	6.000%	1/15/33	1,000	640
	Lowe’s Cos., Inc.	8.250%	6/1/10	290	306
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	698
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	923
	Target Corp.	5.875%	3/1/12	2,000	2,063
	Target Corp.	5.125%	1/15/13	480	478
	The Walt Disney Co.	4.700%	12/1/12	1,450	1,488
	The Walt Disney Co.	5.625%	9/15/16	1,000	1,035
	Time Warner, Inc.	5.500%	11/15/11	815	760
	Time Warner, Inc.	6.500%	11/15/36	520	464
	Wal-Mart Stores, Inc.	4.125%	2/15/11	1,000	1,035
	Western Union Co.	5.930%	10/1/16	2,000	1,742

	Consumer Noncyclical (3.9%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,019
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,525
	AstraZeneca PLC	6.450%	9/15/37	615	703
	Baxter International, Inc.	5.900%	9/1/16	502	541
3	Cargill Inc.	5.200%	1/22/13	1,350	1,246
3	Cargill Inc.	4.375%	6/1/13	600	533
3	Cargill Inc.	6.875%	5/1/28	645	573
3	Cargill Inc.	6.125%	4/19/34	1,270	1,022
	Clorox Co.	4.200%	1/15/10	2,000	1,979
	Coca-Cola Co.	5.350%	11/15/17	2,500	2,695
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	2,000	2,102
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	986
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	665
	Colgate-Palmolive Co.	7.600%	5/19/25	480	578
	ConAgra Foods, Inc.	6.750%	9/15/11	199	200
	ConAgra Foods, Inc.	5.819%	6/15/17	316	297
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,220
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,078
	General Mills, Inc.	5.200%	3/17/15	1,250	1,191
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,285
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,987
	Hershey Foods Corp.	4.850%	8/15/15	380	369
	Johnson & Johnson	5.150%	7/15/18	500	548
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,034
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	982
	Kraft Foods, Inc.	6.250%	6/1/12	1,500	1,542
	Medtronic Inc.	4.375%	9/15/10	765	763
	Medtronic Inc.	4.750%	9/15/15	1,000	960
	Merck & Co.	5.125%	11/15/11	2,000	2,124
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	542
	Pepsico, Inc.	4.650%	2/15/13	1,215	1,276

2	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,830	2,194
3	SABMiller PLC	6.500%	7/1/16	1,500	1,377
	Schering-Plough Corp.	5.550%	12/1/13	1,000	1,003
	Sysco Corp.	5.375%	9/21/35	1,000	953
3	Tesco PLC	5.500%	11/15/17	1,500	1,378
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,070
	Unilever Capital Corp.	5.900%	11/15/32	875	877
	Wyeth	6.950%	3/15/11	1,000	1,059

	Energy (0.4%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	440
	Conoco Funding Co.	6.350%	10/15/11	2,000	2,101
	ConocoPhillips	5.200%	5/15/18	1,500	1,487
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	721
	Other Industrial (0.3%)
	Dover Corp.	6.500%	2/15/11	2,000	2,046
	Snap-On Inc.	6.250%	8/15/11	1,400	1,497

	Technology (0.6%)
	Hewlett-Packard Co.	5.250%	3/1/12	2,000	2,080
	Hewlett-Packard Co.	5.500%	3/1/18	865	885
	IBM International Group Capital	5.050%	10/22/12	1,000	1,049
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,053
	Oracle Corp.	4.950%	4/15/13	750	773

	Transportation (0.9%)
2	Continental Airlines, Inc.	5.983%	4/19/22	940	630
3	ERAC USA Finance Co.	5.800%	10/15/12	465	370
3	ERAC USA Finance Co.	5.900%	11/15/15	500	330
3	ERAC USA Finance Co.	7.000%	10/15/37	1,000	502
2	Federal Express Corp.	6.720%	1/15/22	1,456	1,397
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,624
	Southwest Airlines Co.	5.750%	12/15/16	2,500	1,711
2	Southwest Airlines Co.	6.150%	8/1/22	541	422
	United Parcel Service
	of America	4.500%	1/15/13	2,098	2,197
					139,429
Utilities (3.5%)
	Electric (2.8%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,320
	Alabama Power Co.	5.550%	2/1/17	585	578
	Carolina Power & Light Co.	6.300%	4/1/38	365	398
	Central Illinois Public Service	6.125%	12/15/28	1,000	760
	Commonwealth Edison Co.	5.950%	8/15/16	770	724
	Connecticut Light & Power Co.	5.650%	5/1/18	465	476
	Consolidated Edison Co. of
	New York	5.500%	9/15/16	700	686
	Consolidated Edison Co. of
	New York	5.300%	12/1/16	890	861
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	280
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	595
3	EDP Finance BV	5.375%	11/2/12	1,220	1,137

3	Enel Finance International	6.800%	9/15/37	1,285	978
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	1,985
	Florida Power & Light Co.	5.550%	11/1/17	200	209
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,032
	Florida Power & Light Co.	4.950%	6/1/35	1,000	934
	Florida Power & Light Co.	5.950%	2/1/38	785	852
	Florida Power Corp.	6.350%	9/15/37	200	221
	Georgia Power Co.	5.400%	6/1/18	1,165	1,154
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	926
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,371
	Northern States Power Co.	6.250%	6/1/36	2,000	2,175
	PacifiCorp	6.250%	10/15/37	2,000	2,076
	PECO Energy Co.	5.350%	3/1/18	565	544
	Potomac Electric Power	6.500%	11/15/37	750	734
	PPL Energy Supply LLC	6.200%	5/15/16	1,000	795
	Public Service Electric & Gas	5.300%	5/1/18	1,900	1,842
	South Carolina Electric &
	Gas Co.	6.050%	1/15/38	1,000	1,046
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,108
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,358
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	618
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	665

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.6%)
	AGL Capital Corp.	6.375%	7/15/16	775	700
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,004
3	Duke Energy Field Services	6.450%	11/3/36	935	680
	KeySpan Gas East Corp.	7.875%	2/1/10	1,500	1,536
	National Grid PLC	6.300%	8/1/16	1,000	860
	San Diego Gas & Electric	6.000%	6/1/26	600	615

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,095
					38,928
Total Corporate Bonds (Cost $377,880)					347,192
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
3	Corporacion Nacional del Cobre	6.150%	10/24/36	1,000	863
	Inter-American
	Development Bank	4.375%	9/20/12	2,000	2,132
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	2,361
	Japan Finance Corp.	4.625%	4/21/15	1,000	1,039
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	2,194
	Province of British Columbia	4.300%	5/30/13	1,000	1,060
	Province of Manitoba	4.450%	4/12/10	2,000	2,061
	Province of Ontario	4.500%	2/3/15	2,000	2,111
	Province of Quebec	5.125%	11/14/16	1,000	1,073
	Quebec Hydro Electric	6.300%	5/11/11	1,000	1,070
	Republic of Italy	4.500%	1/21/15	2,000	2,060
	State of Israel	5.500%	11/9/16	1,000	1,069
3	Taqa Abu Dhabi National
	Energy Co.	5.875%	10/27/16	1,695	1,400
Total Sovereign Bonds (Cost $19,708)					20,493
Taxable Municipal Bonds (1.0%)
	Atlanta GA Downtown
	Dev. Auth. Rev.	6.875%	2/1/21	650	706
	Connecticut GO	5.850%	3/15/32	1,245	1,191
	Illinois (Taxable Pension) GO	5.100%	6/1/33	2,000	1,752
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	2,000	1,833
3	Ohana Military
	Communities LLC	5.558%	10/1/36	400	328
3	Ohana Military
	Communities LLC	5.780%	10/1/36	545	459
	Oregon School Board Assn.	5.528%	6/30/28	2,000	1,860
	Oregon State GO	5.902%	8/1/38	490	480

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
3	Pacific Beacon LLC Naval Base	5.379%	7/15/26	335	266
President and Fellows of
Harvard College	6.300%	10/1/37	2,000	2,159
Total Taxable Municipal Bonds (Cost $11,699)	11,034
Temporary Cash Investment (0.7%)
Repurchase Agreement
Credit Suisse Securities
(USA) LLC
(Dated 12/31/08,
Repurchase Value
$7,700,000, collateralized
by Federal National
Mortgage Assn.
4.500%–7.500%,
3/1/13–6/1/38)
(Cost $7,700)	0.070%	1/2/09	7,700	7,700
Total Investments (99.2%) (Cost $1,182,827)	1,098,627
Other Assets and Liabilities (0.8%)
Other Assets	15,388
Liabilities	(6,090)
9,298
Net Assets (100%)
Applicable to 74,607,713 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,107,925
Net Asset Value Per Share	$14.85

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,178,527
Undistributed Net Investment Income	46,849
Accumulated Net Realized Losses	(33,219)
Unrealized Appreciation (Depreciation)
Investment Securities	(84,200)
Swap Contracts	(29)
Foreign Currencies	(3)
Net Assets	1,107,925

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $39,326,000, representing 3.5% of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1]	24,951
Interest	27,134
Security Lending	119
Total Income	52,204
Expenses
Investment Advisory Fees—Note B
Basic Fee	901
Performance Adjustment	180
The Vanguard Group—Note C
Management and Administrative	1,899
Marketing and Distribution	332
Custodian Fees	52
Auditing Fees	22
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	3,425
Expenses Paid Indirectly	(23)
Net Expenses	3,402
Net Investment Income	48,802
Realized Net Gain (Loss)
Investment Securities Sold	(33,114)
Futures Contracts	495
Swap Contracts	(7)
Foreign Currencies	27
Realized Net Gain (Loss)	(32,599)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(364,019)
Swap Contracts	(29)
Foreign Currencies	(6)
Change in Unrealized Appreciation
(Depreciation)	(364,054)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(347,851)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,802	48,061
Realized Net Gain (Loss)	(32,599)	63,745
Change in Unrealized Appreciation (Depreciation)	(364,054)	6,148
Net Increase (Decrease) in Net Assets Resulting from Operations	(347,851)	117,954
Distributions
Net Investment Income	(47,471)	(40,563)
Realized Capital Gain[2]	(64,530)	(61,188)
Total Distributions	(112,001)	(101,751)
Capital Share Transactions
Issued	130,045	186,770
Issued in Lieu of Cash Distributions	112,001	101,751
Redeemed	(221,631)	(161,704)
Net Increase (Decrease) from Capital Share Transactions	20,415	126,817
Total Increase (Decrease)	(439,437)	143,020
Net Assets
Beginning of Period	1,547,362	1,404,342
End of Period[3]	1,107,925	1,547,362

1 Dividends are net of foreign withholding taxes of $680,000.

2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $5,192,000 and $4,813,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $46,849,000 and $45,498,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$20.76	$20.62	$19.04	$18.62	$17.16
Investment Operations
Net Investment Income	.660	.640	.580	.530[1]	.493
Net Realized and Unrealized Gain (Loss)
on Investments	(5.060)	.980	2.140	.690	1.402
Total from Investment Operations	(4.400)	1.620	2.720	1.220	1.895
Distributions
Dividends from Net Investment Income	(.640)	(.590)	(.510)	(.490)	(.435)
Distributions from Realized Capital Gains	(.870)	(.890)	(.630)	(.310)	—
Total Distributions	(1.510)	(1.480)	(1.140)	(.800)	(.435)
Net Asset Value, End of Period	$14.85	$20.76	$20.62	$19.04	$18.62

Total Return	–22.57%	8.36%	14.96%	6.83%	11.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,108	$1,547	$1,404	$1,197	$1,035
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.24%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.54%	3.21%	3.10%	2.89%	2.99%
Portfolio Turnover Rate	31%	21%	29%	21%	22%

1 Calculated based on average shares outstanding.

2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

13

Vanguard Balanced Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss). A primary risk for swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

5. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

14

Vanguard Balanced Portfolio

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Index (formerly Lehman Brothers U.S. Credit A or Better Index). For the year ended December 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $180,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $287,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $19,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.00% of the portfolio’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2008, the portfolio realized net foreign currency gains of $27,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $7,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2008, the portfolio had $48,868,000 of ordinary income available for distribution. The portfolio had available realized losses of $32,689,000 to offset future net capital gains of $18,841,000 through December 31, 2016, and $13,848,000 through December 31, 2017.

At December 31, 2008, the cost of investment securities for tax purposes was $1,182,827,000. Net unrealized depreciation of investment securities for tax purposes was $84,200,000, consisting of unrealized gains of $100,435,000 on securities that had risen in value since their purchase and $184,635,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Periodic	Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	Paid	($000)
Credit Protection Purchased
XL Capital Ltd.	3/20/12	GS	770	5.000%	(21)
XL Capital Ltd.	3/20/12	GS	480	5.000%	(8)
Total					(29)

The portfolio also made initial premium payments totaling $220,000 in connection with the swap contracts.

1	GS—Goldman Sachs Capital Markets.

15

Vanguard Balanced Portfolio

F. During the year ended December 31, 2008, the portfolio purchased $399,717,000 of investment securities and sold $394,757,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $24,230,000 and $51,151,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	7,260	9,107
Issued in Lieu of Cash Distributions	6,114	5,245
Redeemed	(13,319)	(7,907)
Net Increase (Decrease) in Shares Outstanding	55	6,445

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	664,899	—
Level 2—Other significant observable inputs	433,728	(29)
Level 3—Significant unobservable inputs	—	—
Total	1,098,627	(29)

16

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers

LLP Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable
Insurance Fund Balanced Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $59,338,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 39.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$819.54	$1.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard® Capital Growth Portfolio

Anxious investors punished equities across the board in 2008—with little preference for the large-capitalization stocks that are often favored during periods of market stress. In a broad reversal of the relationship in 2007, growth-oriented stocks generally fell behind their value-oriented counterparts as economic prospects dimmed.

Facing these stiff headwinds, the Capital Growth Portfolio returned –30.36% for the year ended December 31, 2008, a disappointing return that was nevertheless several steps ahead of its large-cap benchmark and the average return of its multi-cap competitors.

Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Few bright spots amid broad-based declines

PRIMECAP Management Company—the portfolio’s advisor—uses independent research to identify companies that appear to have superior long-term growth potential but are underappreciated by the market, so the portfolio’s positioning often diverges from that of the benchmark. In recent years, for example, PRIMECAP has built significant positions in health care and information technology to capitalize on the aging of baby boomers and the expanding global use of computer chips and other electronics. These companies, representing slightly more than half of the portfolio’s assets, on average, struggled as the global economy slumped.

In health care (–16%), a pocket of relative strength, the advisor’s focus produced returns almost 7 percentage points ahead of the sector’s result in the benchmark index. Biotech marketer Amgen (+24%)—the portfolio’s largest purchase in 2007 and a top-ten holding during 2008—was a notable positive contributor. In contrast, information technology returned –42% (in line with its return in the benchmark) in the face of spending cutbacks by consumers and businesses—including financial firms, which are normally major buyers of tech products and services.

In energy (–47%), the portfolio suffered more than the benchmark, but the advisor’s few financial holdings returned –35%, well ahead of the sector’s –55% return in the index.

Focus and discipline enhance long-term results

The Capital Growth Portfolio posted its first full-year loss in 2008, an unwelcome milestone. Despite this setback, the portfolio has notched a 6.03% average annual return since its inception more than six years ago—more than 4 percentage points ahead of the results for its comparative standards. This is a tribute to the advisor’s thorough analysis and disciplined approach, which produces a concentrated portfolio of about 100–110 stocks.

The markets of 2008 provided a harsh reminder that volatility is the price of seeking to capture the anticipated long-term returns of stocks. To help weather such inevitable ups and downs, we encourage you to maintain an investment plan that is balanced and diversified across asset classes, consistent with your time horizon and goals. The Capital Growth Portfolio can play a valuable role in such a plan.

Total Returns
		December 3, 2002,[1] Through
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Capital Growth Portfolio	–30.36%	6.03%
Standard & Poor’s 500 Index	–37.00	1.62
Average Multi-Cap Growth Fund[2]	–41.90	1.68

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.43%

1   Portfolio’s inception date.

2   Derived from data provided by Lipper Inc.

3   The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

The Capital Growth Portfolio returned –30.36% for the year ended December 31, 2008. Although disappointing on an absolute basis, this result was almost 7 percentage points ahead of the return of the Standard & Poor’s 500 Index and more than 11 percentage points ahead of the average return of multi-cap growth competitors.

The investment environment

The early signs of a slowdown in the U.S. economy that first appeared in late 2007 evolved into an officially acknowledged, full-fledged recession by late 2008. At the same time, the global financial crisis that began in 2007 worsened during 2008, reaching a crescendo in autumn when several major global institutions failed.

In our July semiannual report, we noted that stock market fundamentals remained healthy and that corporate America appeared to be on solid ground. This situation changed dramatically in the second half of the year. The impact of unwinding years of underpriced risk and excessive leverage spread well beyond the financials sector to the broader economy, including Main Street. Liquidity vanished, consumer spending declined, and businesses reduced output. The government responded with a myriad of programs to address the credit crunch and bolster the financial system.

Portfolio performance in 2008

The portfolio’s favorable performance relative to the benchmark was attributable to a combination of security selection and sector allocation. Our underweighted position in the financial sector and overweighted position in the health care sector helped relative performance, although this benefit was tempered by the portfolio’s underweighted stance in consumer staples—the S&P 500’s best-performing sector in 2008.

For more than a decade, PRIMECAP has largely avoided investments in the financial sector. Our view was that financial institutions were taking on massive leverage to invest in high-risk securities, thereby rendering industry profitability vulnerable to modest changes in asset prices. In our opinion, opaque balance sheets obscured the risks financial companies were taking, and this was unappreciated by investors. With financials down –54.6% in 2008, the portfolio benefited significantly from its limited exposure to the sector (about 5% of assets, on average, compared with more than 15% in the benchmark) and from its security selection within it. Insurers Marsh & McLennan (–5.5%) and Chubb (–4.1%) both performed well relative to other financial stocks and the overall market.

Health care and information technology remain the most overweighted sectors in the portfolio, as has been the case for the past several years. The portfolio’s 23.9% average weighting in health care was almost double the S&P 500 Index’s 12.7% weighting in the sector, which aided relative performance. Favorable security selection also helped. Led by Amgen (+24.4%), four of the five largest holdings in the health care sector were also among the top five contributors to the portfolio’s relative performance; the three others were Novartis (–6.0%), Eli Lilly (–21.2%), and Biogen Idec (–16.3%).

In contrast, our commitment to information technology (with an average weighting of 28.5%, compared with 16.0% in the S&P 500) was not rewarding in 2008. Among the largest holdings, software developer Adobe and semiconductor maker Texas Instruments hurt the portfolio’s absolute and relative performance. However, some of this slippage was offset by our selection of other stocks, including Oracle,

QUALCOMM, and Intuit. We believe changes in the technology industry over the last ten years—including more concentrated market shares and a more global customer base—have improved fundamentals, and we maintain our conviction in the companies we own. In fact, Google was one of the portfolio’s largest purchases in 2008.

As energy and materials stocks reached new highs in the first half of 2008, we continued to take profits, gradually decreasing our holdings in companies such as Potash Corp. of Saskatchewan—one of the portfolio’s best performers in 2007 and the first half of 2008—and ConocoPhillips. Consistent with our history and philosophy, we tend to purchase shares of depressed stocks and sell shares of stocks that have done well.

Outlook and positioning for 2009

As we enter 2009, following a tumultuous year, there is a long list of reasons to be apprehensive about the markets. Many economists fear the U.S. recession will be the most severe in magnitude and length since the Great Depression. While the dramatic declines in energy and commodity prices might help consumers, most other factors point to a weak economic environment. Corporate profits are shrinking, job losses are increasing, and home prices are still falling. Access to credit for both consumers and businesses remains difficult as banks, hedge funds, and other financial institutions seek to reduce leverage and preserve capital.

Despite the U.S. Treasury’s injections of capital into numerous financial institutions, we remain concerned that the majority of them will continue to face mounting losses on assets, which will be further magnified by the leverage on their balance sheets. As we write this report, it is

2

Vanguard Capital Growth Portfolio

unclear whether the government actions to restore credit flows and shore up the financial system will prove effective, but there are legitimate concerns about the increased moral hazard and unintended consequences that are likely to result. In the long term, increased regulation and government involvement in private enterprise may result in slower growth and lower valuations.

However, there are signs that the current price of stocks may already reflect many of these challenges. The S&P 500 Index has been more or less chopped in half since its October 2007 high, marking the worst correction since the 1930s. The dividend yield on the S&P 500 exceeds the yield on the 10-year Treasury bond, a development that has not occurred in nearly a half-century. The new administration under President Obama appears committed to pursuing a course of fiscal and monetary stimulus to resuscitate the economy and restore confidence in financial markets. These factors suggest that stock prices may already discount the draconian environment we face today and in the near future, and that the next substantive move in the stock market may be up.

In these uncertain times, we see an increasing number of attractive investment opportunities. Companies with innovative products, strong competitive advantages, growing markets, and cash-laden balance sheets are trading, in our assessment, at compelling valuations. Although stock prices can certainly continue to decline for another week, month, or even another year or two, we feel confident that at some point over the next few years, we will probably look back at this period as a rare opportunity to buy great companies at uniquely low valuations.

We believe that fundamental investing will be rewarded in 2009. The general sentiment in the market is negative right now because of concerns about declining GDP, rising unemployment, shrinking corporate profits, and an overextended U.S. consumer. While we do not see strong growth in U.S. GDP in 2009, we think that our current holdings are positioned well to weather a minimal-growth environment. During turbulent economic times, fundamentals matter most. The companies we have invested in on behalf of the planholders of the portfolio, in our judgment, are generally well-managed, are well-positioned in their respective industries, and have greater growth prospects than are being valued today.

Howard B. Schow, Portfolio Manager

Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

David H. Van Slooten, Portfolio Manager

PRIMECAP Management Company, LLP

January 26, 2009

3

Vanguard Capital Growth Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	101	500
Median Market Cap	$22.7B	$39.5B
Price/Earnings Ratio	12.5x	11.3x
Price/Book Ratio	2.0x	1.8x
Yield[2]	1.1%	3.0%
Return on Equity	19.6%	22.1%
Earnings Growth Rate	22.9%	17.4%
Foreign Holdings	13.4%	0.0%
Turnover Rate	18%	—
Expense Ratio (12/31/2007)[3]	0.42%	—
Short-Term Reserves	2.0%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.90
Beta	0.96

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	11.6%	8.4%
Consumer Staples	1.9	12.9
Energy	5.4	13.3
Financials	3.4	13.3
Health Care	28.2	14.8
Industrials	14.1	11.1
Information Technology	28.5	15.3
Materials	6.8	2.9
Telecommunication Services	0.1	3.8
Utilities	0.0	4.2

Ten Largest Holdings[4] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	5.0%
Amgen Inc.	biotechnology	4.4
Novartis AG ADR	pharmaceuticals	4.3
FedEx Corp.	air freight
	and logistics	4.0
Oracle Corp.	systems software	3.4
Medtronic, Inc.	health care
	equipment	3.2
DIRECTV Group, Inc.	cable and satellite	3.2
Biogen Idec Inc.	biotechnology	3.0
Adobe Systems, Inc.	application software	2.6
Microsoft Corp.	systems software	2.4
Top Ten		35.5%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1   S&P 500 Index.

2   30-day SEC yield for the portfolio; annualized dividend yield for the index.

3   The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.42%.

4   The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 3, 2002–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Capital Growth Portfolio	–30.36%	2.06%	6.03%	$14,271
S&P 500 Index	–37.00	–2.19	1.62	11,027
Average Multi-Cap Growth Fund[2]	–41.90	–2.73	1.68	11,065

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2008

1   Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: December 3, 2002.

2   Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)
Consumer Discretionary (11.5%)
*	DIRECTV Group, Inc.	348,061	7,974
	Sony Corp. ADR	145,900	3,191
	TJX Cos., Inc.	154,650	3,181
	Whirlpool Corp.	65,200	2,696
*	Kohl’s Corp.	61,800	2,237
	Target Corp.	59,600	2,058
	The Walt Disney Co.	72,600	1,647
*	Amazon.com, Inc.	27,000	1,385
*	Bed Bath & Beyond, Inc.	40,100	1,019
	Mattel, Inc.	61,000	976
	Eastman Kodak Co.	107,400	707
	Lowe’s Cos., Inc.	29,200	629
	Best Buy Co., Inc.	17,300	486
*	Viacom Inc. Class B	18,900	360
	Carnival Corp.	10,000	243
			28,789
Consumer Staples (1.9%)
	Costco Wholesale Corp.	82,050	4,308
	Avon Products, Inc.	20,800	500
			4,808
Energy (5.3%)
	Noble Energy, Inc.	74,100	3,647
	EOG Resources, Inc.	39,800	2,650
	Hess Corp.	39,150	2,100
	Peabody Energy Corp.	66,300	1,508
	EnCana Corp.
	(New York Shares)	28,700	1,334
*	Plains Exploration &
	Production Co.	48,020	1,116
	ConocoPhillips Co.	11,000	570
	Schlumberger Ltd.	6,500	275
	Murphy Oil Corp.	4,300	191
			13,391
Financials (3.4%)
*	Berkshire Hathaway Inc.
	Class B	733	2,356
	The Chubb Corp.	28,800	1,469

	Bank of New York
	Mellon Corp.	49,279	1,396
	Discover Financial Services	124,700	1,189
	AFLAC Inc.	13,200	605
	Wells Fargo & Co.	12,800	377
	Progressive Corp. of Ohio	21,100	312
	Marsh &
	McLennan Cos., Inc.	11,700	284
	JPMorgan Chase & Co.	8,648	273
	Capital One Financial Corp.	7,600	242
			8,503
Health Care (27.7%)
	Eli Lilly & Co.	312,300	12,576
*	Amgen Inc.	192,371	11,109
	Novartis AG ADR	217,850	10,840
	Medtronic, Inc.	255,100	8,015
*	Biogen Idec Inc.	159,000	7,573
	Roche Holdings AG	36,900	5,698
*	Boston Scientific Corp.	470,202	3,639
*	Genzyme Corp.	54,250	3,601
	GlaxoSmithKline PLC ADR	69,400	2,587
*	Millipore Corp.	35,050	1,806
*	Life Technologies Corp.	42,809	998
	Wyeth	17,400	653
*	Sepracor Inc.	25,450	280
	Johnson & Johnson	4,300	257
			69,632
Industrials (13.8%)
	FedEx Corp.	156,900	10,065
	C.H. Robinson
	Worldwide Inc.	91,200	5,019
	Southwest Airlines Co.	400,050	3,448
	Caterpillar, Inc.	65,100	2,908
	Honeywell International Inc.	87,800	2,882
	United Parcel Service, Inc.	43,050	2,375
*	AMR Corp.	172,900	1,845
	Union Pacific Corp.	29,900	1,429
*	Alaska Air Group, Inc.	39,450	1,154
	Deere & Co.	28,500	1,092
	Granite Construction Co.	16,700	734
	Canadian Pacific Railway Ltd.	19,300	649
	The Boeing Co.	13,900	593
	Donaldson Co., Inc.	17,400	586
			34,779
Information Technology (28.0%)
	Communications Equipment (3.8%)
	QUALCOMM Inc.	128,100	4,590
	Corning, Inc.	196,450	1,872
	LM Ericsson Telephone Co.
	ADR Class B	190,900	1,491
	Plantronics, Inc.	52,350	691
	Motorola, Inc.	144,450	640
*	Cisco Systems, Inc.	15,300	249

	Computers & Peripherals (2.7%)
	Hewlett-Packard Co.	100,450	3,645
*	EMC Corp.	277,300	2,904
*	Dell Inc.	20,600	211

	Internet Software & Services (2.9%)
*	Google Inc.	19,900	6,122
*	eBay Inc.	75,600	1,055
*	Yahoo! Inc.	17,600	215
	IT Services (0.7%)
	Accenture Ltd.	49,450	1,622

	Semiconductors &
	Semiconductor Equipment (5.5%)
	Texas Instruments, Inc.	368,700	5,722
	Intel Corp.	179,700	2,634
*	NVIDIA Corp.	188,350	1,520
*	Micron Technology, Inc.	450,900	1,190
	Applied Materials, Inc.	96,400	977
	ASML Holding NV
	(New York Shares)	42,487	768
	KLA-Tencor Corp.	34,500	752
*	Rambus Inc.	20,000	318

	Software (12.4%)
*	Oracle Corp.	480,900	8,526
*	Adobe Systems, Inc.	310,300	6,606
	Microsoft Corp.	315,200	6,127
*	Intuit, Inc.	212,800	5,063
*	Citrix Systems, Inc.	121,500	2,864
*	Symantec Corp.	144,200	1,950
			70,324
Materials (6.6%)
	Monsanto Co.	78,500	5,523
	Potash Corp. of
	Saskatchewan, Inc.	73,600	5,389
	Praxair, Inc.	45,200	2,683
	Vulcan Materials Co.	13,900	967
	Weyerhaeuser Co.	30,650	938
	Alcoa Inc.	50,000	563
	Dow Chemical Co.	16,700	252
*	Domtar Corp.	131,100	219
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	6,194	151
			16,685
Telecommunication Services (0.1%)
*	Sprint Nextel Corp.	148,550	272
Total Common Stocks
(Cost $315,328)			247,183

6

Vanguard Capital Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (2.0%)
Money Market Fund (2.0%)
1 Vanguard Market
Liquidity Fund, 1.378%
(Cost $5,003)	5,003,170	5,003
Total Investments (100.3%)
(Cost $320,331)		252,186
Other Assets and Liabilities (–0.3%)
Other Assets		658
Liabilities		(1,393)
		(735)
Net Assets (100%)
Applicable to 20,251,313 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		251,451
Net Asset Value Per Share		$12.42

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	295,120
Undistributed Net Investment Income	2,536
Accumulated Net Realized Gains	21,939
Unrealized Appreciation (Depreciation)
Investment Securities	(68,145)
Foreign Currencies	1
Net Assets	251,451

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1]	3,511
Interest[2]	751
Total Income	4,262
Expenses
Investment Advisory Fees—Note B	484
The Vanguard Group—Note C
Management and Administrative	739
Marketing and Distribution	84
Custodian Fees	10
Auditing Fees	21
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,354
Net Investment Income	2,908
Realized Net Gain (Loss)
Investment Securities Sold	22,031
Foreign Currencies	(8)
Realized Net Gain (Loss)	22,023
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(138,633)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(113,702)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,908	2,646
Realized Net Gain (Loss)	22,023	9,609
Change in Unrealized Appreciation (Depreciation)	(138,633)	22,934
Net Increase (Decrease) in Net Assets Resulting from Operations	(113,702)	35,189
Distributions
Net Investment Income	(2,790)	(2,223)
Realized Capital Gain[3]	(9,671)	(7,377)
Total Distributions	(12,461)	(9,600)
Capital Share Transactions
Issued	93,108	78,196
Issued in Lieu of Cash Distributions	12,461	9,600
Redeemed	(71,979)	(57,137)
Net Increase (Decrease) from Capital Share Transactions	33,590	30,659
Total Increase (Decrease)	(92,573)	56,248
Net Assets
Beginning of Period	344,024	287,776
End of Period[4]	251,451	344,024

1   Dividends are net of foreign withholding taxes of $87,000.

2   Interest income from an affiliated company of the fund was $751,000.

3   Includes fiscal 2008 and 2007 short-term gain distributions totaling $186,000 and $118,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4   Net Assets—End of Period includes undistributed net investment income of $2,536,000 and $2,426,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.55	$17.06	$16.01	$15.07	$12.88
Investment Operations
Net Investment Income	.150	.142	.130	.103	.094
Net Realized and Unrealized Gain (Loss)
on Investments	(5.610)	1.918	1.698	1.033	2.166
Total from Investment Operations	(5.460)	2.060	1.828	1.136	2.260
Distributions
Dividends from Net Investment Income	(.150)	(.132)	(.110)	(.093)	(.022)
Distributions from Realized Capital Gains	(.520)	(.438)	(.668)	(.103)	(.048)
Total Distributions	(.670)	(.570)	(.778)	(.196)	(.070)
Net Asset Value, End of Period	$12.42	$18.55	$17.06	$16.01	$15.07

Total Return	–30.36%	12.48%	11.63%	7.68%	17.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$251	$344	$288	$190	$167
Ratio of Total Expenses to
Average Net Assets	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.90%	0.86%	0.96%	0.74%	0.84%
Portfolio Turnover Rate	18%	7%	11%	13%	4%

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2008, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $66,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

10

Vanguard Capital Growth Portfolio

During the year ended December 31, 2008, the portfolio realized net foreign currency losses of $8,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2008, the portfolio had $2,946,000 of ordinary income and $21,937,000 of long-term capital gains available for distribution.

At December 31, 2008, the cost of investment securities for tax purposes was $320,331,000. Net unrealized depreciation of investment securities for tax purposes was $68,145,000, consisting of unrealized gains of $11,278,000 on securities that had risen in value since their purchase and $79,423,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2008, the portfolio purchased $101,485,000 of investment securities and sold $53,679,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	5,753	4,338
Issued in Lieu of Cash Distributions	745	580
Redeemed	(4,797)	(3,239)
Net Increase (Decrease) in Shares Outstanding	1,701	1,679

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	246,488
Level 2—Other significant observable inputs	5,698
Level 3—Significant unobservable inputs	—
Total	252,186

11

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable
Insurance Fund Capital Growth Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $9,485,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 92.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$709.31	$1.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Diversified Value Portfolio

Conventional wisdom holds that, in times of market stress, investors tend to favor the stocks of larger companies—in the belief that those companies can better withstand tough times. But there was nothing conventional about 2008, as anxious investors punished equities across the board.

The Diversified Value Portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss, focuses on large-company stocks that appear to be underpriced and to have good long-term growth prospects, but that approach provided little shelter in this environment. The portfolio returned –36.14%, a disappointing result that nevertheless was a bit better than the returns of its comparative standards. At December 31, 2008, the portfolio’s 30-day SEC yield was 3.8%—higher than that of the broad stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Financial stocks led the retreat

As is often the case in a value-oriented portfolio, financial stocks made up the largest sector in Diversified Value, representing 18% of its assets, on average. Given the depth and breadth of the global financial crisis, these companies were among the portfolio’s worst performers. The sector lost two-thirds of its value, accounted for almost half of the portfolio’s negative return, and trimmed more than 3 percentage points from the portfolio’s performance relative to the benchmark.

In contrast, stock selection in health care and information technology was more successful, and helped counter the drag of financials. Health care, representing about 15% of the portfolio, on average, held up the best, posting a –17% return. The portfolio’s handful of information technology stocks returned –23%, well ahead of the sector’s –48% return in the benchmark.

The waning global boom in construction and infrastructure development took a toll on industrials (–41%). And energy stocks (–31%) followed the trajectory of the sharp rise and subsequent abrupt fall of oil prices.

Both conviction and diversification have important roles

In the almost ten years since its inception, the Diversified Value Portfolio earned a modest average annual return of 2.44%, roughly a percentage point ahead of the return of its comparative standards. Guided by the expertise and discipline of its advisor, this concentrated portfolio—which holds only 45–50 stocks—has navigated what many have called the “lost decade” more successfully than many others. And a modest expense ratio has helped planholders keep more of the portfolio’s returns.

The stock market’s occasional setbacks can shake investor confidence. But history suggests that following the time-tested principles of diversification and balance among stock, bond, and money market funds can put you in a good position to benefit from the market’s long-term opportunities. As part of a carefully constructed investment plan, the Diversified Value Portfolio can play a valuable role.

Total Returns
		February 8, 1999,[1] Through
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Diversified Value Portfolio	–36.14%	2.44%
Russell 1000 Value Index	–36.85	1.47
Average Multi-Cap Value Fund[2]	–38.16	1.30

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.30%

1	Portfolio’s inception date.
2	Derived from data provided by Lipper Inc.
3

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned –36.14% for the12 months ended December 31, 2008. This performance was in line with that of the portfolio’s benchmark index, and slightly better than the average return of its peers.

The investment environment

Equity markets fell aggressively after our midyear letter, as U.S. stocks posted their worst calendar-year performance since 1931. The rest of the world suffered even more, and the world’s stock markets lost roughly $30 trillion in value last year. Housing prices declined and commodity prices fell by two thirds. Many alternative investing strategies failed to diversify and historic correlations broke down under the weight of the massive deleveraging and forced selling afflicting all asset classes.

Within the domestic value arena, it was impossible to produce positive investment returns. The worst-performing sector for the year was financials while the best was consumer staples. While we certainly planned for better results, our performance for the second half relative to the value benchmarks was measurably better, thanks to increased exposure to health care and some reduction of our exposure to financials stocks. For the full year, our results were modestly ahead of the portfolio’s value benchmarks, although the magnitude of the negative absolute return and unprecedented volatility are not comforting.

The third quarter saw numerous failures of high-profile financial firms and massive government intervention. Ironically, financial stocks were the market’s best performers in that period.

The final quarter of the year saw renewed weakness in financial stocks and gloomy economic news. A poor holiday shopping season confirmed the worst for the tapped-out consumer, while news on the job front only worsened. The year ended with some recovery from the November lows, but the rally provided little relief as domestic markets gave up more than a third of their value. Strangely, all domestic benchmarks had the same severity of negative results.

Our successes

Our relative successes were mostly in the health care sector, where, because of our stock selection, we outperformed the benchmark. While some other holdings did relatively well, positive absolute returns were almost nonexistent.

Our shortfalls

Our worst shortfalls, on a relative and absolute basis, were the financial holdings.

Our portfolio positioning

We feel that we are positioned to participate in a rebounding market when it occurs. Since the equity market is a discounting mechanism, price improvement will probably precede an earnings rebound. We would hope that the worst is over and a bottom has been reached.

Significant portfolio changes during the last six months

New positions: American Express has seen worries about ordinary credit cards bring down the price of the inventor of the travel card. While there will be problem receivables, the company can deal with them. General Electric was purchased after it lost 50% of its value. We feel that G.E. Credit, the conglomerate’s sizable finance subsidiary, is OK, but the market hates financials right now. Intel came down in price to a level where this dominant chip maker has a low P/E ratio and an above-average dividend yield. National City was a disappointment, and even though it was overcapitalized it has been merged into PNC Bank. Nokia, a dominant company in communications technology, has, like Intel, declined to the point that it now has significant value characteristics.

Closed positions: Constellation Energy was sold because of concerns over its energy trading exposure. UST, which is being purchased by Altria in one of the very few mergers of 2008, was up for the year. Washington Mutual was sold before it was taken over by JPMorgan Chase.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

January 9, 2009

2

Vanguard Diversified Value Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	49	654	4,593
Median Market Cap	$46.0B	$36.5B	$25.3B
Price/Earnings Ratio	9.8x	10.6x	11.8x
Price/Book Ratio	1.6x	1.3x	1.7x
Yield[3]	3.8%	3.8%	2.8%
Return on Equity	19.9%	19.1%	20.8%
Earnings Growth Rate	14.5%	12.8%	17.2%
Foreign Holdings	7.5%	0.0%	0.0%
Turnover Rate	15%	—	—
Expense Ratio
(12/31/2007)[4]	0.40%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.90
Beta	0.97	0.92

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.3%	8.1%	8.9%
Consumer Staples	13.2	9.6	11.2
Energy	11.2	17.2	12.4
Financials	11.4	23.7	15.6
Health Care	17.9	13.3	14.4
Industrials	12.4	9.0	11.2
Information Technology	9.6	2.7	15.2
Materials	0.5	3.0	3.3
Telecommunication
Services	8.3	6.5	3.4
Utilities	10.2	6.9	4.4

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

Occidental	integrated oil
Petroleum Corp.	and gas	4.8%
Bristol-Myers Squibb Co.	pharmaceuticals	4.6
AT&T Inc.	integrated
	telecommunication
	services	4.1
Verizon	integrated
Communications Inc.	telecommunication
	services	3.9
Imperial Tobacco
Group ADR	tobacco	3.6
Philip Morris
International Inc.	tobacco	3.4
Pfizer Inc.	pharmaceuticals	3.3
ConocoPhillips Co.	integrated oil
	and gas	3.3
International Business
Machines Corp.	computer hardware	3.1
Wyeth	pharmaceuticals	3.1
Top Ten		37.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Russell 1000 Value Index.

2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.37%.
5	The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: February 8, 1999–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Diversified Value Portfolio	–36.14%	0.45%	2.44%	$12,694
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.72	9,312
Russell 1000 Value Index	–36.85	–0.79	1.47	11,549
Average Multi-Cap Value Fund[2]	–38.16	–2.43	1.30	11,359

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2008

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: February 8, 1999.

2	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.7%)
Consumer Discretionary (5.2%)
Carnival Corp.	556,600	13,537
Sherwin-Williams Co.	100,000	5,975
Service Corp. International	836,800	4,159
CBS Corp.	423,900	3,472
Wyndham Worldwide Corp.	524,680	3,437
		30,580
Consumer Staples (12.8%)
Imperial Tobacco Group
ADR	394,200	21,326
Philip Morris
International Inc.	469,300	20,419
Diageo PLC ADR	277,100	15,723
Kraft Foods Inc.	428,700	11,511
Altria Group, Inc.	449,300	6,766
		75,745
Energy (10.8%)
Occidental Petroleum Corp.	478,000	28,675
ConocoPhillips Co.	372,544	19,298
Spectra Energy Corp.	1,039,200	16,357
		64,330
Financials (11.0%)
JPMorgan Chase & Co.	567,350	17,889
Capital One Financial Corp.	302,500	9,647
Bank of America Corp.	629,371	8,862
Wells Fargo & Co.	297,400	8,767
* SLM Corp.	645,000	5,740
American Express Co.	213,100	3,953
Citigroup Inc.	550,100	3,691
National City Corp.	1,239,100	2,243
Merrill Lynch & Co., Inc.	165,300	1,924
XL Capital Ltd. Class A	380,400	1,407
Manulife Financial Corp.	44,600	760
American International
Group, Inc.	274,700	431
		65,314
Health Care (17.3%)
Bristol-Myers Squibb Co.	1,169,400	27,189

Pfizer Inc.	1,118,900	19,816
Wyeth	488,700	18,331
Quest Diagnostics, Inc.	304,400	15,801
* WellPoint Inc.	288,900	12,171
Baxter International, Inc.	170,100	9,116
		102,424
Industrials (12.0%)
Illinois Tool Works, Inc.	510,700	17,900
General Electric Co.	1,064,700	17,248
Honeywell International Inc.	415,700	13,647
Cooper Industries, Inc.
Class A	417,900	12,215
ITT Industries, Inc.	222,100	10,214
		71,224
Information Technology (9.3%)
International Business
Machines Corp.	221,800	18,667
Hewlett-Packard Co.	468,000	16,984
Intel Corp.	876,900	12,855
Nokia Corp. ADR	427,200	6,664
		55,170
Materials (0.5%)
E.I. du Pont de
Nemours & Co.	120,900	3,059

Telecommunication Services (8.0%)
AT&T Inc.	847,727	24,160
Verizon
Communications Inc.	687,860	23,318
FairPoint
Communications, Inc.	15,348	50
		47,528
Utilities (9.8%)
Entergy Corp.	198,000	16,460
Dominion Resources, Inc.	382,800	13,720
Duke Energy Corp.	745,700	11,193
Exelon Corp.	177,700	9,882
CenterPoint Energy Inc.	555,800	7,014
		58,269
Total Common Stocks
(Cost $794,321)		573,643
Temporary Cash Investment (2.9%)
Money Market Fund
1 Vanguard Market
Liquidity Fund, 1.378%
(Cost $17,460)	17,459,654	17,460
Total Investments (99.6%)
(Cost $811,781)		591,103
Other Assets and Liabilities (0.4%)
Other Assets		4,613
Liabilities		(2,017)
		2,596
Net Assets (100%)
Applicable to 62,061,142 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		593,699
Net Asset Value Per Share		$9.57

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	821,702
Undistributed Net Investment Income	23,584
Accumulated Net Realized Losses	(30,909)
Unrealized Appreciation (Depreciation)	(220,678)
Net Assets	593,699

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends	27,041
Interest[1]	430
Security Lending	136
Total Income	27,607
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,008
Performance Adjustment	(199)
The Vanguard Group—Note C
Management and Administrative	1,886
Marketing and Distribution	240
Custodian Fees	10
Auditing Fees	21
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,990
Net Investment Income	24,617
Realized Net Gain (Loss) on
Investment Securities Sold	(30,881)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(345,576)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(351,840)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,617	23,451
Realized Net Gain (Loss)	(30,881)	50,378
Change in Unrealized Appreciation (Depreciation)	(345,576)	(38,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	(351,840)	34,858
Distributions
Net Investment Income	(23,793)	(17,886)
Realized Capital Gain[2]	(50,026)	(30,580)
Total Distributions	(73,819)	(48,466)
Capital Share Transactions
Issued	93,268	228,555
Issued in Lieu of Cash Distributions	73,819	48,466
Redeemed	(177,870)	(159,505)
Net Increase (Decrease) from Capital Share Transactions	(10,783)	117,516
Total Increase (Decrease)	(436,442)	103,908
Net Assets
Beginning of Period	1,030,141	926,233
End of Period[3]	593,699	1,030,141

1 Interest income from an affiliated company of the portfolio was $430,000.

2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $6,101,000 and $4,616,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $23,584,000 and $22,760,000.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.33	$16.53	$14.37	$13.55	$11.46
Investment Operations
Net Investment Income	.410	.360	.370[1]	.320[1]	.220
Net Realized and Unrealized Gain (Loss)
on Investments	(5.960)	.280	2.270	.700	2.090
Total from Investment Operations	(5.550)	.640	2.640	1.020	2.310
Distributions
Dividends from Net Investment Income	(.390)	(.310)	(.290)	(.200)	(.220)
Distributions from Realized Capital Gains	(.820)	(.530)	(.190)	—	—
Total Distributions	(1.210)	(.840)	(.480)	(.200)	(.220)
Net Asset Value, End of Period	$9.57	$16.33	$16.53	$14.37	$13.55

Total Return	–36.14%	3.93%	18.88%	7.61%	20.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$594	$1,030	$926	$659	$420
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.40%	0.40%	0.41%	0.42%
Ratio of Net Investment Income to
Average Net Assets	3.05%	2.24%	2.46%	2.29%	2.26%
Portfolio Turnover Rate	15%	21%	25%	21%	15%

1	Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, 0.01%, and 0.02%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7

Vanguard Diversified Value Portfolio

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/ Barra Value Index for periods prior to July 1, 2006, and a new benchmark, the MSCI Prime Market 750 Index, beginning July 1, 2006. The benchmark change will be fully phased in by June 2009. For the year ended December 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before a decrease of $199,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $154,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $24,782,000 of ordinary income available for distribution. The portfolio had available realized losses of $30,881,000 to offset future net capital gains through December 31, 2016.

At December 31, 2008, the cost of investment securities for tax purposes was $811,781,000. Net unrealized depreciation of investment securities for tax purposes was $220,678,000, consisting of unrealized gains of $32,530,000 on securities that had risen in value since their purchase and $253,208,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2008, the portfolio purchased $118,048,000 of investment securities and sold $183,725,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	7,442	13,491
Issued in Lieu of Cash Distributions	5,468	3,005
Redeemed	(13,947)	(9,442)
Net Increase (Decrease) in Shares Outstanding	(1,037)	7,054

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2008, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Diversified Value Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $43,926,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 92.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$751.18	$1.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard® Equity Income Portfolio

During the tumultuous descent of the U.S. stock market, the above-average dividend yields associated with the stocks in the Equity Income Portfolio helped to cushion the fall. For the year, the portfolio returned –30.91%, hardly a gratifying result but still better than the returns of its comparative standards.

As of December 31, the portfolio provided a 30-day SEC yield of 4.3%, higher than that of the broad stock market and—reflecting the 12-month decline in stock prices—higher than the portfolio’s 3.0% yield a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Focus on value and income buffered returns

There weren’t many places to seek shelter during the market turmoil, but the portfolio’s advisors—Wellington Management Company and Vanguard Quantitative Equity Group—managed to find some. Their investment mandate—to provide above-average current income plus long-term capital appreciation—leads them to invest in large-capitalization companies that appear undervalued. These companies were better able to weather the 2008 storm.

Although all sectors in the portfolio and the benchmark posted double-digit declines, two sectors that are considered to be defensive held up relatively well: health care (–13%) and utilities (–20%). These companies represented more than one fifth of the portfolio, on average, and helped moderate some of the steeper declines in other areas.

At the opposite end of the performance scale, financial stocks (–42%) posted one of the worst returns. Income-oriented portfolios often hold sizable positions in these companies, because of their typically richer dividend yields, and your portfolio was no exception. The sector—the largest in the portfolio and the benchmark, representing almost one quarter of assets, on average, in each—trimmed more than 11 percentage points from the portfolio’s return. The advisors stayed ahead of the benchmark return for this sector by minimizing exposure to Freddie Mac and some of the more beleaguered banks—including Citigroup, Wachovia, and Washington Mutual.

Income and diversification work better together

It’s hard to find much to cheer in the ten-year performance of many stock portfolios, even those with an income focus. For the decade ended December 31, 2008, the Equity Income Portfolio posted an average annual return of 1.46%, slightly ahead of the average return of its peer group but trailing the return of its unmanaged benchmark index (which incurs no expenses). While lackluster, this performance was better than that of the broad stock market.

The 2008 bear market dealt a blow to most investors’ confidence. Nevertheless, history suggests that following the time-tested principles of diversification and balance among stock, bond, and money market funds can put you in a good position to benefit from the market’s long-term opportunities. The Equity Income Portfolio can play a useful role in such a disciplined investment plan.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Equity Income Portfolio	–30.91%	1.46%
Spliced Equity Income Index[1]	–32.32	2.21
Average Equity Income Fund[2]	–33.77	0.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.29%	1.33%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

2  Derived from data provided by Lipper Inc.

3  The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Equity Income Portfolio

Advisors’ Report

For the year ended December 31, 2008, the Equity Income Portfolio returned –30.91%, a bit ahead of the return of its benchmark index and the average return of competing equity income funds. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2008 fiscal year and of the effect that this environment had on the portfolio’s positioning. These reports were prepared on January 12, 2009.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager

Economic growth has continued to decelerate, and the U.S. economy is now in the midst of a recession that may be among the most severe in modern history.

The government has been very active in trying to stem the economic slump through both monetary and fiscal programs. These actions are critical to stabilize the capital markets and stimulate economic activity. We expect the economy to improve in the second half of 2009, although considerable uncertainty about the economic outlook remains.

Outside the United States, conditions do not appear to be much better. The developed world is in recession and emerging markets are experiencing sharp declines in economic activity, if not actual recessions.

We are still cautious about the financial sector, as we believe that fundamentals will remain under pressure in the difficult economic environment. We favor companies that we believe are financially strong, are able to capitalize on the current market dislocations, and will eventually emerge from this downturn with stronger market positions. Examples include Wells Fargo, PNC, and JPMorgan Chase.

We continue to favor liquid, large-capitalization stocks because of their favorable valuation characteristics. Our largest purchases included Pfizer, Wells Fargo, and Total.

Our largest sales consisted of stocks that either reached or approached our target price, such as ExxonMobil, ConocoPhillips, and Southern Copper. We eliminated UBS, Dow Chemical, and Wachovia because of eroding fundamentals.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	58	221	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	38	146	Uses quantitative management, with the primary
Equity Group			assessment of a stock’s future prospects made by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	4	14	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

As 2008 ended, global economies decelerated, leaving most in recession. Credit markets, although thawing, continue to stagnate, and the actions taken by world governments have yet to reduce uncertainty and stimulate recovery. Consumers have become defensive as they confront the shock of reduced wealth amid rising unemployment.

To place the fiscal year in historical context, since 1926, the broad U.S. market had previously declined by more than 20% in a single calendar year only five times. This doesn’t make the current fiscal-year losses any easier to swallow, but it does remind us that stocks are risky investments.

The performance of our portion of the portfolio relative to its benchmark depends on our ability to rank stocks against their industry and market-cap peers and to accurately predict which ones will outperform and which ones will underperform. We consider three independent stock-selection models to rank companies based on their relative valuation, market sentiment, and earnings-quality characteristics. Relative to the benchmark, our portfolio will generally have a lower price-to-earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield. In other words, we invest in profitable companies that are trading at lower valuation levels than their industry peers.

Our stock-selection results were strongest within the financial sector, as our model avoided or underweighted the sector’s poorest performers, including Washington Mutual, Wachovia, Citigroup, and Freddie Mac. We also benefited from an overweighted position in Wells Fargo. Tempering those results were disappointments in the materials and consumer staples sectors, where Nucor, Freeport McMoRan, Southern Copper, and SUPERVALU detracted from our overall results.

Uncertainty and volatility may be with us for a while as we begin the 2009 fiscal year. However, we will continue to manage the portfolio in a disciplined and prudent fashion, and we look forward to reporting to you six months from now.

3

Vanguard Equity Income Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	177	530	4,593
Median Market Cap	$43.5B	$50.0B	$25.3B
Price/Earnings Ratio	10.1x	11.6x	11.8x
Price/Book Ratio	1.6x	1.6x	1.7x
Yield[3]	4.3%	4.7%	2.8%
Return on Equity	20.7%	20.3%	20.8%
Earnings Growth Rate	10.7%	9.1%	17.2%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate	60%	—	—
Expense Ratio
(12/31/2007)[4]	0.29%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	0.98	0.90
Beta	0.91	0.77

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	6.6%	6.1%	8.9%
Consumer Staples	12.0	17.1	11.2
Energy	9.1	6.4	12.4
Financials	20.6	20.4	15.6
Health Care	11.8	15.2	14.4
Industrials	14.3	12.5	11.2
Information Technology	4.5	1.4	15.2
Materials	4.0	3.6	3.3
Telecommunication
Services	6.9	7.3	3.4
Utilities	10.2	10.0	4.4

Investment Focus

Ten Largest Holdings[6] (% of total net assets)

AT&T Inc.	integrated
	telecommunication
	services	4.0%
Chevron Corp.	integrated oil
	and gas	3.6
Pfizer Inc.	pharmaceuticals	3.3
General Electric Co.	industrial
	conglomerates	3.3
JPMorgan Chase & Co.	diversified financial
	services	3.2
Wells Fargo & Co.	diversified banks	3.2
Verizon	integrated
Communications Inc.	telecommunication
	services	2.5
Philip Morris
International Inc.	tobacco	2.1
FPL Group, Inc.	electric utilities	2.0
Bank of America Corp.	diversified financial
	services	1.9
Top Ten		29.1%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1   FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4  The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.29%.

5  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

6  The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Portfolio	–30.91%	0.57%	1.46%	$11,564
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.63	9,388
Spliced Equity Income Index[1]	–32.32	0.88	2.21	12,449
Average Equity Income Fund[2]	–33.77	–0.53	0.67	10,690

Fiscal-Year Total Returns (%): December 31, 1998–December 31, 2008

1  Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (6.2%)
Home Depot, Inc.	276,400	6,363
Genuine Parts Co.	130,400	4,937
McDonald’s Corp.	46,646	2,901
Sherwin-Williams Co.	39,700	2,372
Fortune Brands, Inc.	24,900	1,028
H & R Block, Inc.	34,000	773
Macy’s Inc.	62,200	644
VF Corp.	11,600	635
Hasbro, Inc.	21,600	630
The McGraw-Hill Cos., Inc.	27,100	628
Nordstrom, Inc.	40,700	542
Black & Decker Corp.	11,600	485
Polaris Industries, Inc.	15,200	435
Limited Brands, Inc.	35,600	357
Johnson Controls, Inc.	16,700	303
Cracker Barrel Old Country
Store Inc.	12,400	255
Autoliv, Inc.	7,000	150
ArvinMeritor, Inc.	41,000	117
D. R. Horton, Inc.	6,400	45
The Stanley Works	1,100	38
Family Dollar Stores, Inc.	1,100	29
		23,667
Consumer Staples (11.4%)
Philip Morris
International Inc.	179,980	7,831
Nestle SA ADR	156,000	6,177
Kimberly-Clark Corp.	105,800	5,580
Altria Group, Inc.	285,880	4,305
The Coca-Cola Co.	79,912	3,618
PepsiCo, Inc.	55,600	3,045
Unilever NV ADR	82,800	2,033
Kraft Foods Inc.	71,952	1,932
Diageo PLC ADR	28,600	1,623
Sysco Corp.	59,012	1,354
Lorillard, Inc.	20,741	1,169
SUPERVALU, Inc.	74,100	1,082

	H.J. Heinz Co.	23,700	891
	ConAgra Foods, Inc.	43,400	716
	Reynolds American Inc.	15,100	609
	The Hershey Co.	16,200	563
	The Procter & Gamble Co.	7,877	487
	Avon Products, Inc.	16,000	384
	Kellogg Co.	900	39
	J.M. Smucker Co.	768	33
			43,471
Energy (8.4%)
	Chevron Corp.	183,400	13,566
	Total SA ADR	103,800	5,740
	ConocoPhillips Co.	103,420	5,357
	BP PLC ADR	90,000	4,207
	Marathon Oil Corp.	63,000	1,724
	Valero Energy Corp.	35,700	772
	Sunoco, Inc.	12,900	561
	Spectra Energy Corp.	4,700	74
			32,001
Exchange-Traded Fund (1.1%)
2	Vanguard Value ETF	104,300	4,293

Financials (19.6%)
	JPMorgan Chase & Co.	392,500	12,376
	Wells Fargo & Co.	409,200	12,063
	Bank of America Corp.	517,759	7,290
	U.S. Bancorp	243,092	6,080
	The Chubb Corp.	106,515	5,432
	PNC Financial
	Services Group	87,100	4,268
	Bank of New York
	Mellon Corp.	139,895	3,963
	Ace Ltd.	73,100	3,868
	The Allstate Corp.	85,600	2,804
	The Travelers Cos., Inc.	32,700	1,478
	BB&T Corp.	37,600	1,032
	Citigroup Inc.	150,500	1,010
	Kimco Realty Corp. REIT	46,400	848
	T. Rowe Price Group Inc.	23,100	819
	SunTrust Banks, Inc.	27,678	818
	Hudson City Bancorp, Inc.	46,800	747
	MetLife, Inc.	20,600	718
	NYSE Euronext	25,000	684
	Lincoln National Corp.	34,900	658
	Cincinnati Financial Corp.	20,300	590
	Wachovia Corp.	104,300	578
	Marshall & Ilsley Corp.	41,600	567
	IPC Holdings Ltd.	18,700	559
	Bank of Hawaii Corp.	12,300	556
	First BanCorp Puerto Rico	48,900	545
	FirstMerit Corp.	25,000	515
	Morgan Stanley	31,400	504
	Fifth Third Bancorp	57,400	474
	Ameriprise Financial, Inc.	18,900	442
	Merrill Lynch & Co., Inc.	34,703	404

Aspen Insurance
Holdings Ltd.	15,500	376
American Express Co.	20,200	375
Popular, Inc.	62,596	323
Huntington Bancshares Inc.	40,000	306
National City Corp.	142,600	258
Federated Investors, Inc.	12,443	211
Arthur J. Gallagher & Co.	7,800	202
Regions Financial Corp.	15,500	123
M & T Bank Corp.	1,200	69
Marsh &
McLennan Cos., Inc.	1,300	32
Advance America, Cash
Advance Centers, Inc.	8,000	15
		74,980
Health Care (11.1%)
Pfizer Inc.	714,300	12,650
Johnson & Johnson	110,486	6,610
Bristol-Myers Squibb Co.	281,960	6,556
Merck & Co., Inc.	184,974	5,623
Wyeth	109,020	4,089
Eli Lilly & Co.	97,120	3,911
GlaxoSmithKline PLC ADR	79,600	2,967
		42,406
Industrials (13.7%)
General Electric Co.	773,252	12,527
Waste Management, Inc.	169,500	5,617
Caterpillar, Inc.	91,500	4,087
Eaton Corp.	70,600	3,509
Republic Services, Inc.
Class A	139,600	3,461
3M Co.	54,900	3,159
Illinois Tool Works, Inc.	83,800	2,937
Schneider Electric SA	32,501	2,420
PACCAR, Inc.	84,500	2,417
Norfolk Southern Corp.	46,500	2,188
Honeywell International Inc.	43,400	1,425
Northrop Grumman Corp.	23,068	1,039
United Parcel Service, Inc.	17,800	982
The Boeing Co.	16,900	721
Dover Corp.	21,500	708
Emerson Electric Co.	18,000	659
The Timken Co.	29,100	571
GATX Corp.	17,437	540
Briggs & Stratton Corp.	28,600	503
Raytheon Co.	9,700	495
Hubbell Inc. Class B	13,100	428
Pacer International, Inc.	33,000	344
Federal Signal Corp.	40,534	333
R.R. Donnelley & Sons Co.	18,300	248
The Standard Register Co.	23,400	209

Genco Shipping and
Trading Ltd.	12,700	188
Deere & Co.	4,400	169
Tyco International, Ltd.	5,700	123
TAL International Group, Inc.	8,491	120
		52,127
Information Technology (3.9%)
Intel Corp.	449,400	6,588
Microsoft Corp.	292,000	5,677
Automatic Data
Processing, Inc.	28,300	1,113
Xilinx, Inc.	32,400	578
Diebold, Inc.	18,400	517
Jabil Circuit, Inc.	48,600	328
Analog Devices, Inc.	14,000	266
Motorola, Inc.	3,400	15
		15,082

6

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Materials (3.8%)
E.I. du Pont de
Nemours & Co.	103,841	2,627
Packaging Corp. of America	153,500	2,066
Air Products &
Chemicals, Inc.	33,100	1,664
PPG Industries, Inc.	38,400	1,629
International Paper Co.	99,300	1,172
Dow Chemical Co.	47,300	714
United States Steel Corp.	15,500	576
Eastman Chemical Co.	18,000	571
Olin Corp.	29,700	537
Nucor Corp.	10,900	503
Compass Minerals
International, Inc.	8,500	499
Innophos Holdings Inc.	22,900	454
Sensient Technologies Corp.	18,800	449
Southern Copper Corp.
(U.S. Shares)	19,700	316
Worthington Industries, Inc.	20,300	224
Glatfelter	19,000	177
Lubrizol Corp.	4,600	167
Stepan Co.	2,300	108
		14,453
Telecommunication Services (6.7%)
AT&T Inc.	530,160	15,110
Verizon
Communications Inc.	284,610	9,648
Embarq Corp.	18,588	668
		25,426
Utilities (9.9%)
FPL Group, Inc.	150,440	7,572
Dominion Resources, Inc.	136,990	4,910
PG&E Corp.	89,700	3,472
Consolidated Edison Inc.	86,900	3,383
Entergy Corp.	35,100	2,918
American Electric
Power Co., Inc.	84,000	2,795
Exelon Corp.	33,000	1,835
SCANA Corp.	44,200	1,573
Southern Co.	41,400	1,532
Duke Energy Corp.	76,800	1,153
Public Service Enterprise
Group, Inc.	34,500	1,006
Edison International	26,200	841
Sempra Energy	19,497	831
DTE Energy Co.	18,900	674
CenterPoint Energy Inc.	47,599	601
ONEOK, Inc.	19,700	574
Alliant Energy Corp.	18,800	549

			Market
			Value•
		Shares	($000)
	Atmos Energy Corp.	21,800	517
	Avista Corp.	24,300	471
	FirstEnergy Corp.	3,950	192
	TECO Energy, Inc.	14,900	184
	IDACORP, Inc.	4,300	127
			37,710
	Total Common Stocks
	(Cost $473,931)		365,616
Temporary Cash Investments (3.9%)[1]
	Money Market Fund (2.0%)
3	Vanguard Market
	Liquidity Fund, 1.378% 7,541,338		7,541

		Face
		Amount
		($000)
	U.S. Agency Obligation (0.6%)
4,5	Federal Home Loan
	Mortgage Corp.
	1.206%, 4/30/09	2,500	2,498

	Repurchase Agreement (1.3%)
	UBS Securities LLC
	0.070%, 1/2/09
	(Dated 12/31/08,
	Repurchase Value
	$4,800,000, collateralized
	by Federal National
	Mortgage Assn.
	6.000%, 3/1/48)	4,800	4,800
Total Temporary Cash Investments
	(Cost $14,831)		14,839
	Total Investments (99.7%)
	(Cost $488,762)		380,455
Other Assets and Liabilities (0.3%)
	Other Assets		3,351
	Liabilities		(2,366)
			985
	Net Assets (100%)
Applicable to 31,582,035 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			381,440
	Net Asset Value Per Share		$12.08

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	493,957
Undistributed Net Investment Income	16,914
Accumulated Net Realized Losses	(21,450)
Unrealized Appreciation (Depreciation)
Investment Securities	(108,307)
Futures Contracts	326
Net Assets	381,440

• See Note A in Notes to Financial Statements.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 1.2%, respectively, of net assets.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5  Securities with a value of $2,498,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	19,054
Interest[1]	378
Security Lending	17
Total Income	19,449
Expenses
Investment Advisory Fees—Note B
Basic Fee	447
Performance Adjustment	30
The Vanguard Group—Note C
Management and Administrative	813
Marketing and Distribution	111
Custodian Fees	4
Auditing Fees	24
Shareholders’ Reports	25
Trustees’ Fees and Expenses	1
Total Expenses	1,455
Expenses Paid Indirectly	(16)
Net Expenses	1,439
Net Investment Income	18,010
Realized Net Gain (Loss)
Investment Securities Sold[1]	(14,964)
Futures Contracts	(5,757)
Foreign Currencies	(5)
Realized Net Gain (Loss)	(20,726)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(175,256)
Futures Contracts	242
Change in Unrealized Appreciation
(Depreciation)	(175,014)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(177,730)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,010	17,603
Realized Net Gain (Loss)	(20,726)	44,209
Change in Unrealized Appreciation (Depreciation)	(175,014)	(33,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(177,730)	27,918
Distributions
Net Investment Income	(17,785)	(15,252)
Realized Capital Gain[3]	(44,760)	(40,771)
Total Distributions	(62,545)	(56,023)
Capital Share Transactions
Issued	41,875	60,957
Issued in Lieu of Cash Distributions	62,545	56,023
Redeemed	(84,145)	(88,334)
Net Increase (Decrease) from Capital Share Transactions	20,275	28,646
Total Increase (Decrease)	(220,000)	541
Net Assets
Beginning of Period	601,440	600,899
End of Period[4]	381,440	601,440

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $182,000, $212,000, and $0, respectively.

2  Dividends are net of foreign withholding taxes of $97,000.

3  Includes fiscal 2008 and 2007 short-term gain distributions totaling $3,261,000 and $3,520,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $16,914,000 and $16,694,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.79	$20.81	$18.60	$19.45	$20.00
Investment Operations
Net Investment Income	.590	.570	.540	.510	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(6.190)	.320	3.100	.220	1.800
Total from Investment Operations	(5.600)	.890	3.640	.730	2.290
Distributions
Dividends from Net Investment Income	(.600)	(.520)	(.540)	(.480)	(.470)
Distributions from Realized Capital Gains	(1.510)	(1.390)	(.890)	(1.100)	(2.370)
Total Distributions	(2.110)	(1.910)	(1.430)	(1.580)	(2.840)
Net Asset Value, End of Period	$12.08	$19.79	$20.81	$18.60	$19.45

Total Return	–30.91%	4.53%	20.70%	4.14%	13.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$381	$601	$601	$483	$439
Ratio of Total Expenses to
Average Net Assets[1]	0.29%	0.29%	0.28%	0.28%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.65%	2.79%	2.90%	2.91%	2.78%
Portfolio Turnover Rate	60%	61%	28%	26%	29%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.01%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10

Vanguard Equity Income Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $159,000 for the year ended December 31, 2008.

For the year ended December 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $30,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $100,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $15,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the portfolio’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2008, the portfolio realized net foreign currency losses of $5,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2008, the portfolio had $17,939,000 of ordinary income and $1,073,000 of long-term capital gains available for distribution. The portfolio realized capital losses of $20,990,000 between November 1, 2008, and December 31, 2008, which are available to offset future net capital gains.

At December 31, 2008, the cost of investment securities for tax purposes was $489,977,000. Net unrealized depreciation of investment securities for tax purposes was $109,522,000, consisting of unrealized gains of $9,087,000 on securities that had risen in value since their purchase and $118,609,000 in unrealized losses on securities that had fallen in value since their purchase.

11

Vanguard Equity Income Portfolio

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	42	9,451	316
E-mini S&P 500 Index	18	810	10

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2008, the portfolio purchased $290,011,000 of investment securities and sold $316,446,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	2,832	2,988
Issued in Lieu of Cash Distributions	3,907	2,910
Redeemed	(5,544)	(4,386)
Net Increase (Decrease) in Shares Outstanding	1,195	1,512

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	370,737	326
Level 2—Other significant observable inputs	9,718	—
Level 3—Significant unobservable inputs	—	—
Total	380,455	326

12

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Equity Income Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $41,499,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 94.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$795.78	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® Equity Index Portfolio

During one of the worst years on record for U.S. markets, stocks were down across the board. For the 12 months ended December 31, 2008, the Equity Index Portfolio returned –36.93%. Despite dismal returns, the portfolio closely tracked its benchmark, the Standard & Poor’s 500 Index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Negative returns in all sectors made for disappointing results

The 12-month period ended December 31 was one of the worst calendar years in the history of the U.S. stock market. All ten sectors in the S&P 500 Index finished in negative territory. The index fell a full –37%.

The biggest losses stemmed from the index’s largest sectors: financials and information technology. In the financial sector, continued fallout from the subprime mortgage crisis crippled mortgage companies and big banks alike. In September, several of Wall Street’s largest financial institutions collapsed or required government rescues, causing the sector to plummet even further.

The crisis in the financial sector quickly spread. Information technology companies felt its effects as financial businesses—among the tech sector’s largest clients—reigned in spending for the year.

As oil prices hit record highs early in 2008, energy companies were among the index’s top performers. However, when prices later plummeted, these companies fell drastically, ending at –35%.

The portfolio’s long-term record reflects the past year’s distress

The Equity Index Portfolio returned an average –1.43% per year over the past decade, a period that included two of the worst bear markets on record. The portfolio’s returns have been in line with those of the S&P 500 Index, a notable achievement in an otherwise disappointing period and a credit to the advisor, Vanguard Quantitative Equity Group.

The group uses proprietary software to manage a portfolio that has tightly tracked its benchmark, even in extreme investment environments. Low operating costs make it easier for the advisor to stay on course with the benchmark.

The challenge for investors: Keep an eye on the future

To say the least, the investment environment was a difficult and challenging one in 2008, a year that brought extreme volatility to the financial markets and saw the world fall into a potentially deep recession.

In our view, however, the past year, and indeed the past decade, do nothing to invalidate the long-term case for equities. We expect stocks to outperform less-risky assets precisely because stocks can occasionally produce such dismal returns. Financial theory and logic dictate that investors need to be compensated for this risk.

With extremely low expenses, a proven record of closely tracking its index, and wide exposure to the U.S. stock market, the Equity Index Portfolio can help put your investment program in a position to benefit when the financial markets stage a recovery.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Equity Index Portfolio	–36.93%	–1.43%
S&P 500 Index	–37.00	–1.38
Average Large-Cap Core Fund[1]	–37.23	–2.38

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.29%

1 Derived from data provided by Lipper Inc.

2

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the Equity Index Portfolio’s expense ratio was 0.14%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	509	500	4,593
Median Market Cap	$39.5B	$39.5B	$25.3B
Price/Earnings Ratio	11.3x	11.3x	11.8x
Price/Book Ratio	1.8x	1.8x	1.7x
Yield[3]	2.9%	3.0%	2.8%
Return on Equity	22.1%	22.1%	20.8%
Earnings Growth Rate	17.4%	17.4%	17.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio
(12/31/2007)[4]	0.14%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	8.4%	8.4%	8.9%
Consumer Staples	12.9	12.9	11.2
Energy	13.3	13.3	12.4
Financials	13.3	13.3	15.6
Health Care	14.8	14.8	14.4
Industrials	11.1	11.1	11.2
Information Technology	15.2	15.3	15.2
Materials	3.0	2.9	3.3
Telecommunication
Services	3.8	3.8	3.4
Utilities	4.2	4.2	4.4

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	5.1%
The Procter & Gamble Co.	household products	2.3
General Electric Co.	industrial
	conglomerates	2.2
AT&T Inc.	integrated
	telecommunication
	services	2.1
Johnson & Johnson	pharmaceuticals	2.1
Chevron Corp.	integrated oil
	and gas	1.9
Microsoft Corp.	systems software	1.9
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	1.6
Pfizer Inc.	pharmaceuticals	1.5
JPMorgan Chase & Co.	diversified
	financial services	1.5
Top Ten		22.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1	S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.14%.
5	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Index Portfolio	–36.93%	–2.24%	–1.43%	$8,657
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.63	9,388
S&P 500 Index	–37.00	–2.19	–1.38	8,700
Average Large-Cap Core Fund[1]	–37.23	–3.16	–2.38	7,859

Fiscal Year Total Returns (%): December 31, 1998–December 31, 2008

1	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (8.4%)
	McDonald’s Corp.	213,443	13,274
	Comcast Corp. Class A	548,346	9,256
	The Walt Disney Co.	354,557	8,045
	Home Depot, Inc.	324,763	7,476
	Time Warner, Inc.	687,082	6,912
	Lowe’s Cos., Inc.	280,722	6,041
	Target Corp.	144,186	4,979
	News Corp., Class A	440,325	4,003
	NIKE, Inc. Class B	75,079	3,829
*	Amazon.com, Inc.	61,712	3,165
	Yum! Brands, Inc.	88,530	2,789
	Staples, Inc.	136,450	2,445
*	DIRECTV Group, Inc.	104,465	2,393
*	Viacom Inc. Class B	116,502	2,221
*	Kohl’s Corp.	58,447	2,116
	Johnson Controls, Inc.	113,657	2,064
	Carnival Corp.	83,593	2,033
	Best Buy Co., Inc.	64,633	1,817
	TJX Cos., Inc.	79,645	1,638
	Omnicom Group Inc.	59,520	1,602
*	Apollo Group, Inc. Class A	20,407	1,564
	H & R Block, Inc.	64,918	1,475
	The McGraw-Hill Cos., Inc.	60,193	1,396
*	Starbucks Corp.	140,919	1,333
*	Coach, Inc.	62,594	1,300
*	Bed Bath & Beyond, Inc.	49,816	1,266
	The Gap, Inc.	89,272	1,195
	Fortune Brands, Inc.	28,717	1,185
	Genuine Parts Co.	30,514	1,155
	Sherwin-Williams Co.	18,877	1,128
	Mattel, Inc.	68,673	1,099
	Marriott International, Inc.
	Class A	56,233	1,094
	CBS Corp.	129,322	1,059
*^Ford Motor Co.		456,950	1,046
*	AutoZone Inc.	7,304	1,019
	VF Corp.	16,958	929

	J.C. Penney Co., Inc.
	(Holding Co.)	42,367	835
	Macy’s Inc.	80,218	830
	Harley-Davidson, Inc.	44,439	754
	Darden Restaurants Inc.	26,531	748
	Family Dollar Stores, Inc.	26,875	701
	Hasbro, Inc.	23,710	692
*	GameStop Corp. Class A	31,303	678
	International
	Game Technology	56,543	672
	Starwood Hotels & Resorts
	Worldwide, Inc.	35,372	633
	Whirlpool Corp.	14,147	585
	Tiffany & Co.	23,687	560
	Limited Brands, Inc.	52,012	522
	Newell Rubbermaid, Inc.	52,895	517
	The Stanley Works	15,074	514
*	Wynn Resorts Ltd.	11,722	495
	Polo Ralph Lauren Corp.	10,760	489
	Black & Decker Corp.	11,426	478
	Leggett & Platt, Inc.	30,294	460
	Pulte Homes, Inc.	40,959	448
	Washington Post Co. Class B	1,139	445
	Snap-On Inc.	10,936	431
*^	Sears Holdings Corp.	10,638	414
	Nordstrom, Inc.	30,538	406
	Abercrombie & Fitch Co.	16,739	386
	Scripps Networks Interactive	17,195	378
	^General Motors Corp.	117,025	374
	D. R. Horton, Inc.	52,187	369
*	Interpublic Group of Cos., Inc.	91,567	363
	Gannett Co., Inc.	43,712	350
	Eastman Kodak Co.	51,553	339
*	Expedia, Inc.	40,154	331
	RadioShack Corp.	24,560	293
*	The Goodyear Tire
	& Rubber Co.	46,464	277
	Centex Corp.	23,432	249
	Lennar Corp. Class A	26,845	233
*	Big Lots Inc.	15,534	225
	Wyndham Worldwide Corp.	33,476	219
*	AutoNation, Inc.	20,361	201
	KB Home	14,425	196
	Harman International
	Industries, Inc.	11,088	186
	New York Times Co. Class A	22,011	161
*	Office Depot, Inc.	52,096	155
	Meredith Corp.	6,902	118
	Jones Apparel Group, Inc.	15,730	92
	Comcast Corp. Special Class A	3,121	50
*	Viacom Inc. Class A	1,056	21
	CBS Corp. Class A	1,056	9
	News Corp., Class B	200	2
			126,225

Consumer Staples (12.8%)
	The Procter & Gamble Co.	571,831	35,351
	Wal-Mart Stores, Inc.	428,160	24,003
	The Coca-Cola Co.	381,108	17,253
	Philip Morris
	International Inc.	387,442	16,858
	PepsiCo, Inc.	297,441	16,291
	CVS Caremark Corp.	275,118	7,907
	Kraft Foods Inc.	281,394	7,555
	Colgate-Palmolive Co.	96,673	6,626
	Altria Group, Inc.	394,642	5,943
	Walgreen Co.	189,637	4,678
	Costco Wholesale Corp.	82,648	4,339
	Kimberly-Clark Corp.	79,180	4,176
	General Mills, Inc.	63,960	3,886
	Archer-Daniels-Midland Co.	122,760	3,539
	The Kroger Co.	124,848	3,297
	Sysco Corp.	114,628	2,630
	H.J. Heinz Co.	60,164	2,262
	Kellogg Co.	48,229	2,115
	UST, Inc.	28,464	1,975
	Avon Products, Inc.	81,559	1,960
	Safeway, Inc.	82,057	1,951
	Lorillard, Inc.	32,214	1,815
	The Clorox Co.	26,504	1,473
	ConAgra Foods, Inc.	85,517	1,411
	Molson Coors Brewing Co.
	Class B	28,602	1,399
	Sara Lee Corp.	135,274	1,324
	Reynolds American Inc.	32,385	1,305
	Campbell Soup Co.	39,403	1,182
	The Hershey Co.	31,670	1,100
	J.M. Smucker Co.	22,610	980
	Brown-Forman Corp. Class B	18,783	967
	McCormick & Co., Inc.	24,834	791
*	Dr. Pepper Snapple Group, Inc.	48,423	787
	Coca-Cola Enterprises, Inc.	60,525	728
	The Estee Lauder Cos. Inc.
	Class A	22,208	688
	SuperValu Inc.	40,527	592
*	Constellation Brands, Inc.
	Class A	37,203	587
	The Pepsi Bottling Group, Inc.	25,981	585
*	Dean Foods Co.	29,355	528
	Tyson Foods, Inc.	57,592	505
	Whole Foods Market, Inc.	27,014	255
			193,597

Energy (13.3%)
	ExxonMobil Corp.	974,085	77,761
	Chevron Corp.	389,129	28,784
	ConocoPhillips Co.	285,513	14,790
	Schlumberger Ltd.	229,123	9,699
	Occidental Petroleum Corp.	155,103	9,305
	Devon Energy Corp.	84,555	5,556
	Apache Corp.	64,044	4,773
	XTO Energy, Inc.	110,351	3,892
	Marathon Oil Corp.	134,968	3,693
	Anadarko Petroleum Corp.	87,859	3,387
	EOG Resources, Inc.	47,836	3,185
	Halliburton Co.	170,936	3,108
	Hess Corp.	54,276	2,911
	Valero Energy Corp.	98,744	2,137
*	National Oilwell Varco Inc.	80,018	1,956
*	Southwestern Energy Co.	65,700	1,903
	Baker Hughes Inc.	58,945	1,890
	Spectra Energy Corp.	116,897	1,840
	Chesapeake Energy Corp.	103,458	1,673
	Noble Energy, Inc.	33,130	1,631
	Murphy Oil Corp.	36,551	1,621
	Williams Cos., Inc.	110,741	1,604
*	Weatherford International Ltd.	130,344	1,410
	Peabody Energy Corp.	51,004	1,160
	Noble Corp.	50,570	1,116
	El Paso Corp.	134,150	1,050
	Range Resources Corp.	29,663	1,020

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	CONSOL Energy, Inc.	34,846	996
	Sunoco, Inc.	22,403	974
	Smith International, Inc.	41,770	956
*	Cameron International Corp.	41,900	859
	ENSCO International, Inc.	27,239	773
	BJ Services Co.	55,765	651
*	Nabors Industries, Inc.	54,251	649
	Cabot Oil & Gas Corp.	19,702	512
	Pioneer Natural Resources Co.	22,509	364
	Tesoro Corp.	26,443	348
	Rowan Cos., Inc.	21,758	346
	Massey Energy Co.	16,339	225
			200,508
Financials (13.2%)
	JPMorgan Chase & Co.	714,726	22,535
	Wells Fargo & Co.	725,746	21,395
	Bank of America Corp.	960,909	13,530
	U.S. Bancorp	336,039	8,404
	The Goldman Sachs
	Group, Inc.	84,708	7,149
	Citigroup Inc.	1,043,652	7,003
	Bank of New York
	Mellon Corp.	219,822	6,228
	MetLife, Inc.	152,012	5,299
	The Travelers Cos., Inc.	112,010	5,063
	American Express Co.	222,185	4,122
	AFLAC Inc.	89,358	4,096
	Merrill Lynch & Co., Inc.	306,294	3,565
	The Chubb Corp.	68,101	3,473
	The Allstate Corp.	102,535	3,359
	PNC Financial
	Services Group	66,638	3,265
	Morgan Stanley	203,128	3,258
	State Street Corp.	82,656	3,251
	BB&T Corp.	105,738	2,904
	Charles Schwab Corp.	178,994	2,894
	CME Group, Inc.	12,872	2,679
	Prudential Financial, Inc.	81,291	2,460
	Capital One Financial Corp.	74,954	2,390
	Marsh & McLennan Cos., Inc.	98,370	2,387
	Aon Corp.	51,674	2,360
	Simon Property
	Group, Inc. REIT	43,265	2,299
	Wachovia Corp.	413,363	2,290
	Northern Trust Corp.	42,718	2,227
	SunTrust Banks, Inc.	67,751	2,001
	Loews Corp.	69,241	1,956
	Progressive Corp. of Ohio	129,438	1,917
	Public Storage, Inc. REIT	24,040	1,911
	Franklin Resources Corp.	28,965	1,847

	T. Rowe Price Group Inc.	49,513	1,755
	Vornado Realty Trust REIT	26,403	1,593
	Hudson City Bancorp, Inc.	99,709	1,591
	Equity Residential REIT	52,100	1,554
	NYSE Euronext	50,874	1,393
	HCP, Inc. REIT	48,418	1,345
	Boston Properties, Inc. REIT	23,078	1,269
	People’s United Financial Inc.	66,626	1,188
	Unum Group	63,423	1,180
*	IntercontinentalExchange Inc.	13,827	1,140
	The Principal Financial
	Group, Inc.	49,468	1,117
	Plum Creek
	Timber Co. Inc. REIT	31,922	1,109
	Invesco, Ltd.	73,656	1,064
	Regions Financial Corp.	132,060	1,051
	Ameriprise Financial, Inc.	41,288	965
	The Hartford Financial
	Services Group Inc.	57,827	950
	Lincoln National Corp.	48,855	920
	Fifth Third Bancorp	110,166	910
	Cincinnati Financial Corp.	31,029	902
	Avalonbay
	Communities, Inc. REIT	14,861	900
	Discover Financial Services	91,508	872
	M & T Bank Corp.	14,715	845
	KeyCorp	94,853	808
	American International
	Group, Inc.	512,564	805
	Kimco Realty Corp. REIT	43,710	799
*	SLM Corp.	89,135	793
	Host Hotels &
	Resorts Inc. REIT	99,685	755
	Moody’s Corp.	37,154	746
	Torchmark Corp.	16,294	728
	National City Corp.	395,285	715
	ProLogis REIT	50,705	704
	Marshall & Ilsley Corp.	49,715	678
	Assurant, Inc.	22,580	677
*	Leucadia National Corp.	33,911	671
*	Nasdaq Stock Market Inc.	25,957	641
	Legg Mason Inc.	27,104	594
	Comerica, Inc.	28,638	568
	Zions Bancorp	22,135	543
	Huntington Bancshares Inc.	70,041	537
	First Horizon National Corp.	39,033	413
	CIT Group Inc.	68,989	313
*	Sovereign Bancorp, Inc.	103,193	308
	Federated Investors, Inc.	17,087	290
	Janus Capital Group Inc.	30,333	244
	Genworth Financial Inc.	81,808	232
	XL Capital Ltd. Class A	62,483	231
	Apartment Investment &
	Management Co.
	Class A REIT	19,331	223
*	CB Richard Ellis Group, Inc.	42,604	184

^	MBIA, Inc.	37,078	151
	American Capital Ltd.	38,982	126
*	E*TRADE Financial Corp.	107,379	123
	Developers Diversified
	Realty Corp. REIT	22,668	111
			199,841
Health Care (14.7%)
	Johnson & Johnson	531,353	31,791
	Pfizer Inc.	1,291,269	22,868
	Abbott Laboratories	297,213	15,862
	Merck & Co., Inc.	404,871	12,308
*	Amgen Inc.	202,960	11,721
	Wyeth	255,025	9,566
*	Gilead Sciences, Inc.	176,170	9,009
	Bristol-Myers Squibb Co.	379,129	8,815
	Eli Lilly & Co.	191,616	7,716
	Medtronic, Inc.	214,144	6,728
	Baxter International, Inc.	118,842	6,369
	UnitedHealth Group Inc.	231,369	6,154
	Schering-Plough Corp.	311,314	5,302
*	Celgene Corp.	87,830	4,855
*	WellPoint Inc.	97,416	4,104
*	Medco Health Solutions, Inc.	95,284	3,993
	Covidien Ltd.	96,510	3,498
*	Genzyme Corp.	51,784	3,437
	Becton, Dickinson & Co.	46,541	3,183
*	Thermo Fisher Scientific, Inc.	80,428	2,740
*	Biogen Idec Inc.	55,880	2,662
*	Express Scripts Inc.	47,372	2,605
	Aetna Inc.	88,204	2,514
	Allergan, Inc.	58,892	2,375
	Cardinal Health, Inc.	68,830	2,373
*	Boston Scientific Corp.	287,250	2,223
*	St. Jude Medical, Inc.	65,900	2,172
	McKesson Corp.	52,844	2,047
	Stryker Corp.	46,419	1,854
*	Zimmer Holdings, Inc.	43,025	1,739
	C.R. Bard, Inc.	19,001	1,601
	Quest Diagnostics, Inc.	30,437	1,580
*	Forest Laboratories, Inc.	57,724	1,470
*	Laboratory Corp. of
	America Holdings	20,691	1,333
*	Humana Inc.	32,245	1,202
	AmerisourceBergen Corp.	29,975	1,069
*	Cephalon, Inc.	13,124	1,011
*	DaVita, Inc.	19,900	986
*	Intuitive Surgical, Inc.	7,511	954
	CIGNA Corp.	52,419	883
*	Varian Medical Systems, Inc.	23,764	833
*	Hospira, Inc.	30,639	822
	DENTSPLY International Inc.	28,444	803
*	Life Technologies Corp.	33,052	770
*	Waters Corp.	18,894	692

*	Mylan Inc.	58,379	577
*	Millipore Corp.	10,659	549
*	Watson Pharmaceuticals, Inc.	20,070	533
	IMS Health, Inc.	34,885	529
*	King Pharmaceuticals, Inc.	47,003	499
*	Coventry Health Care Inc.	28,461	424
*	Patterson Companies, Inc.	17,360	326
	PerkinElmer, Inc.	22,496	313
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	2,245	96
*	Tenet Healthcare Corp.	78,694	91
			222,529
Industrials (11.0%)
	General Electric Co.	2,011,370	32,584
	United Parcel Service, Inc.	190,663	10,517
	United Technologies Corp.	182,042	9,757
	3M Co.	132,737	7,638
	The Boeing Co.	140,348	5,989
	Emerson Electric Co.	146,780	5,374
	Lockheed Martin Corp.	63,783	5,363
	Caterpillar, Inc.	115,431	5,156
	Union Pacific Corp.	97,052	4,639
	Honeywell International Inc.	139,140	4,568
	General Dynamics Corp.	74,592	4,296
	Burlington Northern
	Santa Fe Corp.	53,766	4,071
	Raytheon Co.	79,263	4,046
	FedEx Corp.	59,619	3,825
	Norfolk Southern Corp.	70,844	3,333
	Deere & Co.	81,696	3,131
	Waste Management, Inc.	93,860	3,111
	Northrop Grumman Corp.	62,579	2,819
	Danaher Corp.	48,970	2,772
	Illinois Tool Works, Inc.	75,280	2,639
	CSX Corp.	75,499	2,451
	PACCAR, Inc.	69,488	1,987
	Tyco International, Ltd.	90,610	1,957
	C.H. Robinson Worldwide Inc.	32,475	1,787
	L-3 Communications
	Holdings, Inc.	22,966	1,694
	ITT Industries, Inc.	34,815	1,601
	Precision Castparts Corp.	26,644	1,585
	Eaton Corp.	31,508	1,566

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Fluor Corp.	34,768	1,560
	Republic Services, Inc.
	Class A	61,522	1,525
	Expeditors International of
	Washington, Inc.	40,500	1,347
	Parker Hannifin Corp.	30,874	1,313
	Southwest Airlines Co.	141,713	1,222
	Rockwell Collins, Inc.	30,312	1,185
	Dover Corp.	35,776	1,178
*	Jacobs Engineering Group Inc.	23,632	1,137
	Ingersoll-Rand Co.	60,843	1,056
	Cummins Inc.	38,556	1,031
	Pitney Bowes, Inc.	39,538	1,007
	W.W. Grainger, Inc.	12,460	982
	Cooper Industries, Inc.
	Class A	33,139	969
	Rockwell Automation, Inc.	27,158	876
	Goodrich Corp.	23,619	874
	Fastenal Co.	24,798	864
*	Stericycle, Inc.	16,408	855
	The Dun & Bradstreet Corp.	10,282	794
	Masco Corp.	68,895	767
	Avery Dennison Corp.	20,308	665
	Pall Corp.	22,801	648
	Equifax, Inc.	24,330	645
	Textron, Inc.	46,202	641
	Robert Half International, Inc.	29,769	620
	Cintas Corp.	25,160	584
	Flowserve Corp.	10,941	563
	R.R. Donnelley & Sons Co.	39,479	536
	Ryder System, Inc.	10,763	417
*	Monster Worldwide Inc.	23,671	286
	The Manitowoc Co., Inc.	25,100	217
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	12
			166,632
Information Technology (15.2%)
	Microsoft Corp.	1,465,049	28,481
	International Business
	Machines Corp.	257,359	21,659
*	Cisco Systems, Inc.	1,121,309	18,277
	Hewlett-Packard Co.	469,007	17,020
	Intel Corp.	1,065,134	15,615
*	Apple Inc.	170,314	14,536
*	Google Inc.	45,809	14,093
*	Oracle Corp.	750,230	13,302
	QUALCOMM Inc.	317,115	11,362
*	EMC Corp.	390,842	4,092
	Texas Instruments, Inc.	248,361	3,855
	Automatic Data
	Processing, Inc.	97,202	3,824

*	Dell Inc.	331,479	3,394
*	Yahoo! Inc.	265,431	3,238
*	eBay Inc.	205,133	2,864
	Corning, Inc.	297,336	2,834
	Applied Materials, Inc.	256,617	2,600
*	Adobe Systems, Inc.	101,571	2,162
*	Symantec Corp.	159,934	2,162
	MasterCard, Inc. Class A	13,847	1,979
	Western Union Co.	136,891	1,963
	Motorola, Inc.	433,456	1,920
*	Juniper Networks, Inc.	100,971	1,768
	Paychex, Inc.	61,505	1,616
*	Intuit, Inc.	61,306	1,458
*	Broadcom Corp.	85,157	1,445
	Tyco Electronics Ltd.	87,610	1,420
	CA, Inc.	75,392	1,397
	Xerox Corp.	165,786	1,321
*	Fiserv, Inc.	30,631	1,114
	Analog Devices, Inc.	55,737	1,060
*	Agilent Technologies, Inc.	67,028	1,048
*	Computer Sciences Corp.	28,896	1,015
*	Cognizant Technology
	Solutions Corp.	55,570	1,004
*	Electronic Arts Inc.	61,240	982
	Harris Corp.	25,750	980
*	BMC Software, Inc.	36,147	973
*	McAfee Inc.	27,809	961
	Altera Corp.	56,785	949
	Linear Technology Corp.	42,338	937
	Xilinx, Inc.	52,310	932
*	NetApp, Inc.	62,953	879
*	Affiliated Computer
	Services, Inc. Class A	18,730	861
*	Autodesk, Inc.	43,160	848
*	NVIDIA Corp.	102,907	830
*	Citrix Systems, Inc.	34,704	818
	Amphenol Corp.	33,650	807
	KLA-Tencor Corp.	32,593	710
*	VeriSign, Inc.	37,044	707
	Microchip Technology, Inc.	35,057	685
*	FLIR Systems, Inc.	21,420	657
*	salesforce.com, inc.	20,050	642
*	MEMC Electronic
	Materials, Inc.	43,018	614
	Fidelity National Information
	Services, Inc.	36,310	591
*	Sun Microsystems, Inc.	141,959	542
	Total System Services, Inc.	37,728	528
*	Teradata Corp.	33,621	499
*	Akamai Technologies, Inc.	32,322	488
*	SanDisk Corp.	43,191	415
*	LSI Corp.	123,587	407
*	Lexmark International, Inc.	15,016	404

	Molex, Inc.	26,729	387
*	Micron Technology, Inc.	146,160	386
	National Semiconductor Corp.	37,463	377
*	QLogic Corp.	24,796	333
*	Compuware Corp.	48,074	325
*	Tellabs, Inc.	76,558	315
	Jabil Circuit, Inc.	40,441	273
*	Novell, Inc.	65,699	256
*	Advanced Micro Devices, Inc.	116,642	252
*	Novellus Systems, Inc.	18,689	231
*	JDS Uniphase Corp.	42,235	154
*	Convergys Corp.	23,222	149
*	Teradyne, Inc.	32,037	135
*	Ciena Corp.	17,150	115
			230,232
Materials (3.0%)
	Monsanto Co.	104,880	7,378
	E.I. du Pont de
	Nemours & Co.	172,646	4,368
	Newmont Mining Corp.
	(Holding Co.)	86,907	3,537
	Praxair, Inc.	59,069	3,506
	Nucor Corp.	60,160	2,779
	Dow Chemical Co.	176,755	2,667
	Air Products & Chemicals, Inc.	40,155	2,019
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	72,318	1,767
	Alcoa Inc.	153,076	1,724
	Rohm & Haas Co.	24,024	1,484
	Vulcan Materials Co.	21,137	1,471
	PPG Industries, Inc.	31,358	1,331
	Weyerhaeuser Co.	40,526	1,241
	Ecolab, Inc.	32,136	1,130
	Sigma-Aldrich Corp.	24,006	1,014
	International Paper Co.	81,898	966
	United States Steel Corp.	22,197	826
*	Owens-Illinois, Inc.	27,779	759
	Ball Corp.	18,176	756
*	Pactiv Corp.	25,252	628
	CF Industries Holdings, Inc.	10,840	533
	Allegheny Technologies Inc.	18,573	474
	Bemis Co., Inc.	18,981	449
	Sealed Air Corp.	29,996	448
	International Flavors &
	Fragrances, Inc.	15,052	447
	Eastman Chemical Co.	13,923	442
	MeadWestvaco Corp.	32,737	366
	AK Steel Holding Corp.	21,200	198
	Titanium Metals Corp.	16,100	142
			44,850
Telecommunication Services (3.8%)
	AT&T Inc.	1,128,571	32,164
	Verizon Communications Inc.	543,995	18,441
*	American Tower Corp.
	Class A	75,946	2,227

	Qwest Communications
	International Inc.	279,947	1,019
*	Sprint Nextel Corp.	546,393	1,000
	Embarq Corp.	27,277	981
	Windstream Corp.	83,787	771
	CenturyTel, Inc.	19,339	529
	Frontier
	Communications Corp.	59,636	521
			57,653
Utilities (4.2%)
	Exelon Corp.	126,003	7,007
	Southern Co.	148,346	5,489
	Dominion Resources, Inc.	111,262	3,988
	FPL Group, Inc.	78,368	3,944
	Duke Energy Corp.	242,053	3,633
	Entergy Corp.	36,340	3,021
	FirstEnergy Corp.	58,362	2,835
	Public Service Enterprise
	Group, Inc.	96,880	2,826
	PG&E Corp.	69,064	2,673
	American Electric
	Power Co., Inc.	77,190	2,569
	PPL Corp.	71,785	2,203
	Consolidated Edison Inc.	52,356	2,038
	Progress Energy, Inc.	50,361	2,007
	Edison International	62,334	2,002
	Sempra Energy	46,689	1,990
	Xcel Energy, Inc.	85,957	1,595
	Ameren Corp.	40,511	1,347
	DTE Energy Co.	31,189	1,113
	Allegheny Energy, Inc.	32,442	1,098
	Questar Corp.	33,262	1,087
*	AES Corp.	128,695	1,060
	Wisconsin Energy Corp.	22,455	943
	Constellation Energy
	Group, Inc.	34,217	859
	Equitable Resources, Inc.	25,013	839
	CenterPoint Energy Inc.	65,617	828
	SCANA Corp.	20,779	740
	Pepco Holdings, Inc.	41,226	732
	Integrys Energy Group, Inc.	14,622	628
	Pinnacle West Capital Corp.	19,226	618

6

Vanguard Equity Index Portfolio

	NiSource, Inc.	52,332	574
	TECO Energy, Inc.	40,849	504
	CMS Energy Corp.	43,371	438
	Nicor Inc.	8,638	300
*	Dynegy, Inc.	95,769	192
			63,720
Total Common Stocks
(Cost $2,039,608)			1,505,787
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
2,3	Vanguard Market Liquidity
	Fund, 1.378%	9,368,101	9,368

		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
4	Federal Home Loan Mortgage Corp.
5	2.268%, 2/18/09	1,000	1,000
5	0.954%, 4/24/09	500	500
			1,500
Total Temporary Cash Investments
(Cost $10,864)			10,868
Total Investments (100.3%)
(Cost $2,050,472)			1,516,655
Other Assets and Liabilities (–0.3%)
Other Assets			5,688
Liabilities[3]			(9,611)
			(3,923)
Net Assets (100%)
Applicable to 85,890,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,512,732
Net Asset Value Per Share			$17.61

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,976,545
Undistributed Net
Investment Income	39,983
Accumulated Net Realized Gains	29,790
Unrealized Appreciation
(Depreciation)
Investment Securities	(533,817)
Futures Contracts	231
Net Assets	1,512,732

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,164,000.
1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.2%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Includes $1,388,000 of collateral received for securities on loan.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
5	Securities with a value of $1,500,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends	45,398
Interest[1]	425
Security Lending	326
Total Income	46,149
Expenses
The Vanguard Group—Note B
Investment Advisory Services	92
Management and Administrative	2,019
Marketing and Distribution	542
Custodian Fees	65
Auditing Fees	23
Shareholders’ Reports	37
Trustees’ Fees and Expenses	3
Total Expenses	2,781
Net Investment Income	43,368
Realized Net Gain (Loss)
Investment Securities Sold	36,734
Futures Contracts	(6,783)
Realized Net Gain (Loss)	29,951
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(955,899)
Futures Contracts	356
Change in Unrealized
Appreciation (Depreciation)	(955,543)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(882,224)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,368	42,799
Realized Net Gain (Loss)	29,951	73,384
Change in Unrealized Appreciation (Depreciation)	(955,543)	4,621
Net Increase (Decrease) in Net Assets Resulting from Operations	(882,224)	120,804
Distributions
Net Investment Income	(42,989)	(35,238)
Realized Capital Gain[2]	(73,240)	(87,720)
Total Distributions	(116,229)	(122,958)
Capital Share Transactions
Issued	373,936	327,553
Issued in Lieu of Cash Distributions	116,229	122,958
Redeemed	(352,259)	(277,766)
Net Increase (Decrease) from Capital Share Transactions	137,906	172,745
Total Increase (Decrease)	(860,547)	170,591
Net Assets
Beginning of Period	2,373,279	2,202,688
End of Period[3]	1,512,732	2,373,279

1 Interest income from an affiliated company of the portfolio was $392,000.

2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $1,592,000 and $1,125,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $39,983,000 and $39,604,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$29.54	$29.66	$27.87	$28.29	$26.57
Investment Operations
Net Investment Income	.520	.530	.470	.480	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(10.990)	.990	3.660	.770	2.270
Total from Investment Operations	(10.470)	1.520	4.130	1.250	2.760
Distributions
Dividends from Net Investment Income	(.540)	(.470)	(.480)	(.500)	(.350)
Distributions from Realized Capital Gains	(.920)	(1.170)	(1.860)	(1.170)	(.690)
Total Distributions	(1.460)	(1.640)	(2.340)	(1.670)	(1.040)
Net Asset Value, End of Period	$17.61	$29.54	$29.66	$27.87	$28.29

Total Return	–36.93%	5.38%	15.71%	4.79%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,513	$2,373	$2,203	$1,813	$1,664
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.18%	1.82%	1.80%	1.78%	1.91%
Portfolio Turnover Rate	10%	8%	10%	13%	8%

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

9

Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $398,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $43,352,000 of ordinary income and $30,131,000 of long-term capital gains available for distribution.

At December 31, 2008, the cost of investment securities for tax purposes was $2,050,525,000. Net unrealized depreciation of investment securities for tax purposes was $533,870,000, consisting of unrealized gains of $126,562,000 on securities that had risen in value since their purchase and $660,432,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	29	6,526	184
E-mini S&P 500 Index	25	1,125	47

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2008, the portfolio purchased $289,704,000 of investment securities and sold $202,327,000 of investment securities other than temporary cash investments.

10

Vanguard Equity Index Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	16,033	11,015
Issued in Lieu of Cash Distributions	4,609	4,356
Redeemed	(15,086)	(9,309)
Net Increase (Decrease) in Shares Outstanding	5,556	6,062

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	1,515,155	231
Level 2—Other significant observable inputs	1,500	—
Level 3—Significant unobservable inputs	—	—
Total	1,516,655	231

11

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable
Insurance Fund Equity Index Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $71,648,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$716.14	$0.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Growth Portfolio

After a subpar first half in 2008, the Growth Portfolio returned a disappointing –37.72%, a performance that was nevertheless superior to those of its comparitive standards.

Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Concentrated stock selections delivered mixed results

The Growth Portfolio is concentrated in only about 70–75 stocks, unlike the benchmark, which contains well over 600. Top-ten holdings represented about one-third of the portfolio’s assets, on average, further magnifying the impact of individual stock results. This worked to the portfolio’s advantage in health care but not in information technology.

Much of the advisor’s success in health care—the portfolio’s second-largest sector, representing almost one-quarter of its assets, on average—came from biotechnology, where a 16% advance helped the portfolio outpace the benchmark. The advisor’s outsized commitment and stock selection proved rewarding: Two top-ten holdings, Genentech (+24%) and Gilead Sciences (+11%), were among the best contributors to performance.

In contrast, information technology (–48%)—the largest sector in the portfolio and the benchmark—weighed on performance. A wide range of technology companies suffered from spending cutbacks engendered by the global economic slowdown, including four of the portfolio’s top-ten holdings: Apple (–57%), Google (–56%), Cisco Systems (–40%), and QUALCOMM (–8%).

Risk overtook reward in the past decade

As a planholder, you know that Vanguard encourages investors not to evaluate a portfolio based on its short-term results, which can be quite volatile. After 2008, however, it’s also hard to feel enthusiastic about the long-term records of most stock funds. Some have dubbed the past ten years a “lost decade” because bonds significantly outperformed stocks. And it’s worth noting that even long-term results can vary widely depending on when measurement begins and ends, with seemingly small shifts in dates producing significant changes in returns.

For example, a year ago, the Growth Portfolio’s ten-year average annual return was 0.20%. Now that the 2008 bear market has joined the 2000–2002 bear market in the ten-year calculation, the portfolio’s average annual return for the decade ended December 31, 2008, stands at –7.64%—a dramatic shift.

Last year, we noted improvement in the portfolio’s performance over the previous five years, under the management of AllianceBernstein L.P. (an advisor since 2001) and William Blair & Company, L.L.C. (an advisor since 2004). Relative performance improved again in 2008, a challenging environment to say the least. We remain confident that the advisors’ concentrated, research-intensive approach to large-cap growth investing has the potential to produce competitive long-term returns.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Growth Portfolio	–37.72%	–7.64%
Russell 1000 Growth Index	–38.44	–4.27
Average Large-Cap Growth Fund[1]	–40.70	–4.11

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.36%	1.36%

1  Derived from data provided by Lipper Inc.

2  The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned –37.72% for the 12 months ended December 31, 2008, ahead of the return of its benchmark and the average result of competing large-capitalization growth funds.

The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2008 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 12, 2009.

AllianceBernstein L.P.

Portfolio Managers:

James G. Reilly, Executive Vice President

P. Scott Wallace, CFA, Senior Vice President

Without question, 2008 was a difficult year for equity investing. The growth style that we pursue was challenging, as investors’ short-term risk aversion overwhelmed their appreciation of such companies’ higher return potential. In our view, such investments represent extraordinary opportunity today.

Valuations for equities and non-government bonds hit historic lows as evidence mounted that the global economy was entering a severe slowdown. While the near-term economic outlook is grim, we expect unprecedented global stimulus programs to help power a recovery. Over time, across the capital markets, very weak periods have been followed by strong recoveries, and the upturns have tended to occur suddenly and before there’s solid evidence of an economic rebound. Indeed, stock markets have typically recovered months before recessions have ended.

Technology and finance holdings collectively were the primary drags on relative performance in 2008. Defensive holdings, especially health care, boosted relative performance over the year. As our defensive holdings outperformed, we rotated into companies that appear poised to rebound strongly in an economic recovery, while still maintaining an appropriate balance of what we consider more stable investments to help guard against potential near-term risks.

History has shown that it’s impossible to identify stock market troughs in real time. It also illustrates that the most reliable investment strategy during turbulent periods is to maintain dual exposure to companies with the financial resources to survive and prosper and to those positioned to capture extraordinary upside opportunities in an eventual recovery.

We can’t say definitively that “there’s nowhere to go but up.” Particularly in emotional times like today, there can be no guarantees of market behavior. But a variety of metrics have reached extremes that, history would suggest, are unlikely to be sustained. For example, at year-end, investors were significantly discounting current earnings, and, in effect, paying a negative amount for any growth in the future. While we have emphasized stability for the short term, we continue to balance that with exposure to what we see as extraordinary potential upside.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	64	132	Uses a fundamentally based, research-driven approach
			to large-cap growth investing; seeks a diversified
			investment portfolio of successful, well-managed
			companies with sustainable competitive advantages,
			superior prospective growth, and relative valuations
			that are not fully discounted.
William Blair & Company, L.L.C.	32	64	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	4	7	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Growth Portfolio

William Blair & Company, L.L.C.

Portfolio Manager:

John F. Jostrand, CFA, Principal

Overall, 2008 was an extremely challenging period with severe declines in equity markets and some of the worst annual returns in decades. A good portion of the retrenchment occurred in the fourth quarter as the global financial crisis deepened after the demise of Lehman Brothers, global economic growth slowed further, and uncertainty continued. As the equity market fell, risk aversion increased and investors flocked to defensive sectors such as consumer staples and health care in lieu of more cyclical sectors such as energy and materials. Motivated by fear, investors sold indiscriminately, and volatility was extremely high.

Our portion of the portfolio was greatly assisted by our quality growth focus, which typically does better when earnings growth becomes rare and companies are rewarded for having clean balance sheets. In particular, our stock selection and overweighted position in health care, especially biotechnology, helped. Our consumer discretionary positioning also assisted, with many stocks that were new to the portfolio in 2008 adding value. The portfolio was adversely affected by an underweighting and our stock selection in consumer staples, a sector that held up relatively well. Technology stock selection was also a disappointment, particularly among software companies.

The global equity market outlook remains uncertain. Economic conditions are likely to deteriorate further, with additional weakness in bellwether metrics. The global policy response to this financial crisis has been aggressive and unprecedented, which is a bright spot. We expect these proactive global monetary and fiscal actions to gradually begin to stem, and eventually help reverse, the global economic slowdown. The United States should see improvement before other countries, since we began the stimulus program much earlier. We anticipate continued contraction in U.S. economic growth in the first half of 2009, followed by some improvement during the second half of the year, based on the stimulus applied. We also expect consumers to continue to repair their balance sheets and build up savings. Stabilization in the housing and credit markets will be important to monitor.

As we enter 2009 with much uncertainty about the direction of the U.S. equity markets, we remain committed to our quality growth philosophy, process, and discipline to see us through these difficult market times. Our focus on high-quality growth stocks of companies with attractive long-term earnings growth, strong financial positions, and competitive and sustainable business models will be rewarded over time. Furthermore, with the significant market compression that took place last year, a substantial portion of the bad news should already be priced into the markets, which makes valuations generally attractive and provides a tremendous opportunity for us to find quality growth companies.

3

Vanguard Growth Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	73	643	4,593
Median Market Cap	$47.2B	$27.6B	$25.3B
Price/Earnings Ratio	15.2x	12.2x	11.8x
Price/Book Ratio	2.7x	2.6x	1.7x
Yield[3]	1.0%	1.9%	2.8%
Return on Equity	24.9%	24.3%	20.8%
Earnings Growth Rate	29.6%	22.8%	17.2%
Foreign Holdings	3.9%	0.0%	0.0%
Turnover Rate	120%	—	—
Expense Ratio
(12/31/2007)[4]	0.36%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.90
Beta	0.95	0.96

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	8.3%	9.7%	8.9%
Consumer Staples	14.2	14.4	11.2
Energy	7.1	8.4	12.4
Financials	8.8	3.8	15.6
Health Care	24.1	15.6	14.4
Industrials	6.9	13.5	11.2
Information Technology	26.3	28.2	15.2
Materials	4.0	3.7	3.3
Telecommunication
Services	0.1	0.7	3.4
Utilities	0.2	2.0	4.4

Ten Largest Holdings[5]	(% of total net assets)

Google Inc.	Internet software
	and services	5.1%
Gilead Sciences, Inc.	biotechnology	5.1
Apple Inc.	computer hardware	4.3
Hewlett-Packard Co.	computer hardware	4.2
QUALCOMM Inc.	communications
	equipment	3.7
Wal-Mart Stores, Inc.	hypermarkets and
	supercenters	3.4
Cisco Systems, Inc.	communications
	equipment	3.4
Abbott Laboratories	pharmaceuticals	3.3
Genentech, Inc.	biotechnology	3.1
Celgene Corp.	biotechnology	3.1
Top Ten		38.7%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1   Russell 1000 Growth Index.

2   Dow Jones Wilshire 5000 Index.

3   30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4   The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.35%.

5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Growth Portfolio	–37.72%	–3.51%	–7.64%	$4,516
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.63	9,388
Russell 1000 Growth Index	–38.44	–3.42	–4.27	6,462
Average Large-Cap Growth Fund[1]	–40.70	–4.04	–4.11	6,573

Fiscal-Year Total Returns (%): December 31, 1998–December 31, 2008

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Market
Value•
Shares	($000)
Common Stocks (95.7%)[1]
Consumer Discretionary (7.9%)
McDonald’s Corp.	93,960	5,843
*	Kohl’s Corp.	104,665	3,789
The Walt Disney Co.	83,500	1,895
Lowe’s Cos., Inc.	64,430	1,386
Omnicom Group Inc.	47,130	1,269
*	Apollo Group, Inc. Class A	15,270	1,170
NIKE, Inc. Class B	11,370	580
15,932
Consumer Staples (13.6%)
Wal-Mart Stores, Inc.	122,810	6,885
Colgate-Palmolive Co.	42,600	2,920
The Procter & Gamble Co.	45,280	2,799
Costco Wholesale Corp.	52,000	2,730
PepsiCo, Inc.	45,700	2,503
The Coca-Cola Co.	48,440	2,193
Philip Morris
International Inc.	49,700	2,162
The Kroger Co.	51,100	1,349
Campbell Soup Co.	39,460	1,184
CVS Caremark Corp.	40,390	1,161
Molson Coors Brewing Co.
Class B	20,300	993
General Mills, Inc.	12,800	778
27,657
Energy (6.6%)
Schlumberger Ltd.	129,120	5,466
EOG Resources, Inc.	62,710	4,175
Apache Corp.	30,910	2,304
XTO Energy, Inc.	19,900	702
*	Cameron International Corp.	21,320	437
*	National Oilwell Varco Inc.	10,000	244
13,328
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	336

Financials (8.2%)
CME Group, Inc.	22,391	4,660
The Goldman Sachs
Group, Inc.	35,900	3,030
JPMorgan Chase & Co.	81,900	2,582
Charles Schwab Corp.	152,500	2,466
Franklin Resources Corp.	22,200	1,416

	AFLAC Inc.	24,300	1,114
*	Axa ADR	30,200	678
	Wells Fargo & Co.	21,400	631
			16,577
Health Care (23.4%)
*	Gilead Sciences, Inc.	201,120	10,285
	Abbott Laboratories	124,130	6,625
*	Genentech, Inc.	76,805	6,368
*	Celgene Corp.	115,120	6,364
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	111,810	4,760
*	Medco Health
	Solutions, Inc.	65,400	2,741
	Alcon, Inc.	27,765	2,476
	Baxter International, Inc.	38,100	2,042
	Becton, Dickinson & Co.	25,990	1,778
*	St. Jude Medical, Inc.	51,040	1,682
*	Thermo Fisher Scientific, Inc.	36,250	1,235
	Allergan, Inc.	26,990	1,088
			47,444
Industrials (6.4%)
	Emerson Electric Co.	67,400	2,468
	Lockheed Martin Corp.	23,100	1,942
	Danaher Corp.	29,995	1,698
	Roper Industries Inc.	35,870	1,557
	Fastenal Co.	43,170	1,504
	J.B. Hunt Transport
	Services, Inc.	37,240	978
	Expeditors International of
	Washington, Inc.	23,470	781
*	Jacobs Engineering
	Group Inc.	14,500	697
	Precision Castparts Corp.	11,100	660
	Honeywell International Inc.	17,500	575
	Union Pacific Corp.	4,300	206
			13,066
Information Technology (25.6%)
	Communications Equipment (7.5%)
	QUALCOMM Inc.	211,535	7,579
*	Cisco Systems, Inc.	419,767	6,842
*	Juniper Networks, Inc.	44,800	785

	Computers & Peripherals (8.9%)
*	Apple Inc.	102,274	8,729
	Hewlett-Packard Co.	236,600	8,586
*	NetApp, Inc.	46,900	655

	Electronic Equipment, Instruments &
	Components (0.6%)
*	FLIR Systems, Inc.	37,040	1,136

	Internet Software & Services (5.1%)
*	Google Inc.	33,550	10,322

	Semiconductors &
	Semiconductor Equipment (0.4%)
	Intel Corp.	61,980	909
	Software (3.1%)

	Microsoft Corp.	159,165	3,094
*	Activision Blizzard, Inc.	187,000	1,616
*	salesforce.com, inc.	30,990	992
*	Adobe Systems, Inc.	30,390	647
			51,892
	Materials (3.8%)
	Monsanto Co.	76,280	5,366
	Praxair, Inc.	22,320	1,325
	Ecolab, Inc.	18,500	650
	Air Products &
	Chemicals, Inc.	9,100	458
			7,799
	Total Common Stocks
	(Cost $250,121)		194,031
	Temporary Cash Investments (4.8%)[1]
	Money Market Fund (3.9%)
3	Vanguard Market
	Liquidity Fund, 1.378%	7,860,182	7,860

		Face
		Amount
		($000)
	U.S. Agency Obligation (0.9%)
4,5	Federal Home Loan
	Mortgage Corp.
	1.206%, 4/30/09	1,800	1,798
	Total Temporary Cash Investments
	(Cost $9,653)		9,658
	Total Investments (100.5%)
	(Cost $259,774)		203,689
	Other Assets and Liabilities (–0.5%)
	Other Assets		690
	Liabilities		(1,610)
			(920)
	Net Assets (100%)
	Applicable to 22,803,711 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		202,769
	Net Asset Value Per Share		$8.89

6

Vanguard Growth Portfolio

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	684,573
Undistributed Net Investment Income	1,147
Accumulated Net Realized Losses	(427,061)
Unrealized Appreciation (Depreciation)
Investment Securities	(56,085)
Futures Contracts	195
Net Assets	202,769

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 1.2%, respectively, of net assets.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5  Securities with a value of $1,798,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1]	2,604
Interest[1]	457
Security Lending	60
Total Income	3,121
Expenses
Investment Advisory Fees—Note B
Basic Fee	342
Performance Adjustment	(55)
The Vanguard Group—Note C
Management and Administrative	572
Marketing and Distribution	62
Custodian Fees	19
Auditing Fees	24
Shareholders’ Reports	48
Trustees’ Fees and Expenses	1
Total Expenses	1,013
Expenses Paid Indirectly	(18)
Net Expenses	995
Net Investment Income	2,126
Realized Net Gain (Loss)
Investment Securities Sold[1]	(18,613)
Futures Contracts	(4,967)
Realized Net Gain (Loss)	(23,580)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(109,551)
Futures Contracts	203
Change in Unrealized Appreciation
(Depreciation)	(109,348)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(130,802)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,126	2,441
Realized Net Gain (Loss)	(23,580)	29,183
Change in Unrealized Appreciation (Depreciation)	(109,348)	2,025
Net Increase (Decrease) in Net Assets Resulting from Operations	(130,802)	33,649
Distributions
Net Investment Income	(2,464)	(2,435)
Realized Capital Gain	—	—
Total Distributions	(2,464)	(2,435)
Capital Share Transactions
Issued	19,843	33,037
Issued in Lieu of Cash Distributions	2,464	2,435
Redeemed	(44,974)	(64,178)
Net Increase (Decrease) from Capital Share Transactions	(22,667)	(28,706)
Total Increase (Decrease)	(155,933)	2,508
Net Assets
Beginning of Period	358,702	356,194
End of Period[2]	202,769	358,702

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $5,000, $419,000, and $0, respectively.

2  Net Assets—End of Period includes undistributed net investment income of $1,147,000 and $1,485,000. See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.39	$13.15	$12.95	$11.67	$10.93
Investment Operations
Net Investment Income	.090	.105	.078	.050	.051
Net Realized and Unrealized Gain (Loss)
on Investments	(5.490)	1.230	.170	1.282	.738
Total from Investment Operations	(5.400)	1.335	.248	1.332	.789
Distributions
Dividends from Net Investment Income	(.100)	(.095)	(.048)	(.052)	(.049)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.100)	(.095)	(.048)	(.052)	(.049)
Net Asset Value, End of Period	$8.89	$14.39	$13.15	$12.95	$11.67

Total Return	–37.72%	10.22%	1.91%	11.49%	7.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$359	$356	$385	$367
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.36%	0.38%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.73%	0.70%	0.65%	0.40%	0.43%
Portfolio Turnover Rate	120%	60%	54%	43%	100%

1  Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.01%, (0.01%), and (0.02%).

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

9

Vanguard Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004 relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $55,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2008, these arrangements reduced the portfolio’s expenses by $18,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $2,104,000 of ordinary income available for distribution. The portfolio had available realized losses of $426,517,000 to offset future net capital gains of $141,696,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $5,282,000 through December 31, 2017.

10

Vanguard Growth Portfolio

At December 31, 2008, the cost of investment securities for tax purposes was $260,052,000. Net unrealized depreciation of investment securities for tax purposes was $56,363,000, consisting of unrealized gains of $3,972,000 on securities that had risen in value since their purchase and $60,335,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	24	5,401	141
E-mini S&P 500 Index	25	1,125	14
S&P MidCap 400 Index	3	806	40

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2008, the portfolio purchased $331,837,000 of investment securities and sold $346,720,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	1,610	2,336
Issued in Lieu of Cash Distributions	201	184
Redeemed	(3,932)	(4,683)
Net Increase (Decrease) in Shares Outstanding	(2,121)	(2,163)

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	201,891	195
Level 2—Other significant observable inputs	1,798	—
Level 3—Significant unobservable inputs	—	—
Total	203,689	195

11

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Growth Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$693.45	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio retreated –21.95% for 2008, a period when concerns deepened in the financial markets about the quality of nongovernmental fixed income securities.

When investors shun risk, as they did in 2008, the portfolio’s more conservative strategy usually cushions losses, compared with typical high-yield funds. Still, declines were precipitous for all high-yield investors, although the portfolio’s drop was not as steep as that of the benchmark (–26.16%) or the peer-group average (–25.86%).

As they did in 2007 when the credit crisis first arose, high-yield bond prices fell and yields rose sharply. The portfolio’s annualized yield increased to 12.58% as of December 31, from 8.05% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio suffered as the credit crisis spread

A “flight to quality” continued to dominate the financial markets in 2008 as investors sought a safe haven—primarily, U.S. Treasury securities. The U.S. Federal Reserve Board responded by creating new lending programs and dramatically easing monetary policy.

As the depth and extent of the credit market’s weakness became clear, distress spread to just about every segment of the fixed income market, which also helped to send global stock markets reeling. Prices for U.S. Treasury securities rose and their yields fell throughout the year as investors sought debt with the lowest credit risk.

In this bearish environment, Vanguard High Yield Bond Portfolio was hurt by its relative underweighting in financials versus its index. On the other hand, the portfolio benefited from relative underweightings in the information technology and materials sectors and an overweighting in utilities.

Long-term returns exceed the peer-group average result

Over the past decade, the High Yield Portfolio has produced an average annual return of 1.72%, ahead of the peer-group average but somewhat below that of its benchmark, which is of generally lower credit quality. A hypothetical initial investment of $10,000 made in the portfolio ten years ago would have grown to $11,863 over the period, compared with an average of $11,099 for competing funds for the same period.

The advisor’s approach has allowed shareholders to get exposure, successfully over time, to the high-yield sector. The portfolio is also aided by an expense ratio that is a small fraction of the industry average. Consequently, less is deducted from the portfolio’s returns to cover expenses, and more of the portfolio’s returns are passed along to you.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard High Yield Bond Portfolio	–21.95%	1.72%
Barclays Capital U.S. Corporate High Yield Bond Index	–26.16	2.17
Average High Current Yield Fund[1]	–25.86	1.05

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		High Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.24%	1.26%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.24%. The peer-group expense ratio is derived from data provided to Lipper Inc. and captures information through year-end 2007.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment

Despite the late December rally in high-yield bond prices, our view on the investment environment for high-yield securities, and corporate credit in general, remains cautious. We continue to believe that the domestic and global economies will suffer through prolonged weakness that should result in heightened and sustained default rates and low recovery rates for unsecured creditors.

Over the past year, the Federal Reserve Board and the U.S. Treasury have taken dramatic and unprecedented measures to ensure the survival of the U.S. banking system. These measures include the first phase of the Troubled Asset Relief Program (TARP), reduction of the federal funds and discount rates to 0.25%–0% and 0.50%, respectively, from 4.25% and 4.75% at the beginning of the year, and intervention on behalf of money market funds. Among many other initiatives, these measures appear to have been successful in lending stability to the financial markets, but these efforts have been far less successful in extending credit to corporations and consumers.

In our opinion, credit conditions continue to worsen. As of September, Fed surveys indicated that a record percentage of loan officers were still tightening their loan standards to small and medium businesses (85%, versus previous peaks of around 65%). The expected decline in industrial production was an annualized rate of –12% for the fourth quarter. Consensus forecasts for 2009 real gross domestic product are at about –1%. At the same time, data from both the Fed on the change in real household net worth and from the Conference Board on consumer confidence are at all-time lows. Given the rapidly rising unemployment rates and no visible end to the housing market downturn, the current recession is foremost on our minds.

High-yield borrowers are generally the marginal corporate borrowers and are most vulnerable to credit contraction. Despite the worsening macroeconomic conditions, 2008 default rates among high-yield borrowers were 4%, only slightly above the long-term historical average of 2.7%. Default risk, however, clearly figures in future expectations. Moody’s Investors Service is forecasting a 15.1% default rate for 2009. Many investors also calculate an implied default rate from current market yield spreads. The broad-market spread as measured by the Barclays Capital U.S. Corporate High Yield Bond Index was 1,796 basis points (bps), or 17.96 percentage points, over Treasuries, with large differences over Treasuries among bonds of various credit-quality ratings (Ba-rated bonds, +1,266; B-rated bonds, +1,599; and Caa-rated bonds, +2,775). With average spreads nearly 500 bps higher than at any time in recent history, future implied default rates are around 18%, according to a recent JPMorgan Chase study. It remains possible that cumulative three-year default rates through 2008 could meet or even exceed JPMorgan Chase’s target rate of greater than 50%.

Many future defaults may come from the leveraged buyout segment of the high-yield market. We have discussed in prior letters the massive amounts of secured bank debt issued to fund the leveraged buyout craze between 2005 and 2007. By some measures, total leveraged loan issuance over that period for buyouts was nearly $300 billion, compared with a high-yield market size of about $500 billion today. High-yield bonds are generally junior to these bank claims and would suffer disproportionate losses in the event of default of these companies. Another form of de facto default is the debt-for-debt exchange, a recapitalization tool used to help keep a business out of bankruptcy while reducing its debt burden. We are likely to see a dramatic increase in attempted debt-for-debt exchanges in 2009, because they may emerge as the least damaging outcome to bondholders facing weak covenants and aggressive buyout owners.

The high-yield market’s performance was poor in 2008. The overall high-yield market, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned –26.16% in 2008. Ba-rated bonds returned –17.5%, B-rated bonds returned –26.7%, and Caa-rated bonds returned –44.4%. The lowest quality category, Ca/D-rated bonds, returned a dismal –53.7%. The portfolio returned –21.95%, ahead of its index by 421 bps.

The portfolio’s successes

The VVIF High Yield Bond Portfolio benefited from its relative underweightings in the technology and materials sectors, an overweighting in utilities, and credit decisions in the metals, energy, and cable areas. The portfolio’s higher-quality positioning helped performance for the year.

The portfolio’s shortfalls

The portfolio was hurt by relative underweighting in the financials and wireless areas as well as credit decisions in financials and transportation.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names in the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. Our preference for higher-quality credits reflects our desire to minimize defaults and to provide stable income. Given our view that credit availability will remain scarce and that corporate defaults will rise significantly, we believe this positioning is appropriate going forward.

We continue to diversify the portfolio’s holdings by issuer and industry and avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of their potential volatility.

Michael L. Hong, CFA, Vice President

and Fixed Income Portfolio Manager

Wellington Management Company, LLP

January 9, 2009

2

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of December 31, 2008

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	243	1,466	9,168
Yield[3]	12.6%	19.4%	4.0%
Yield to Maturity	13.2%[4]	19.4%	4.0%
Average Coupon	7.0%	8.1%	5.2%
Average Effective
Maturity	6.1 years	6.7 years	5.5 years
Average Quality[5]	Ba3	B1	Aa1
Average Duration	4.0 years	4.1 years	3.7 years
Expense Ratio
(12/31/2007)[6]	0.24%	—	—
Short-Term Reserves	8.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.21
Beta	0.91	1.44

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
1–5 Years	28.0
5–10 Years	63.1
10–20 Years	4.4
20–30 Years	1.7
Over 30 Years	2.7

Sector Diversification[7] (% of portfolio)

Basic Industry	10.7%
Capital Goods	6.5
Communication	19.5
Consumer Cyclical	12.1
Consumer Noncyclical	13.4
Energy	13.5
Finance	2.0
Other Industrial	0.1
Technology	1.7
Transportation	1.9
Treasury/Agency	2.4
Utilities	16.2

Distribution by Credit Quality[5] (% of portfolio)

Aaa	2.4%
Aa	0.0
A	0.0
Baa	7.8
Ba	36.3
B	42.2
Below B/Other	11.3

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Barclays Capital U.S. Corporate High Yield Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Source: Moody’s Investors Service.

6 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the High-Yield Bond Portfolio’s expense ratio was 0.24%.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	–21.95%	–0.80%	1.72%	$11,863
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.63	17,297
Barclays Capital U.S. Corporate
High Yield Bond Index	–26.16	–0.80	2.17	12,396
Average High Current Yield Fund[1]	–25.86	–1.39	1.05	11,099

Fiscal Year Total Returns (%): December 31, 1998–December 31, 2008

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.2%)
	U.S. Treasury Note	4.000%	11/15/12	1,920	2,132
	U.S. Treasury Note	4.250%	8/15/13	1,900	2,160
Total U.S. Government and Agency Obligations (Cost $3,860)					4,292
Corporate Bonds (86.8%)
Finance (1.7%)
	Banking (0.3%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	533

	Finance Companies (0.0%)
	General Motors Acceptance
	Corp. LLC	8.000%	11/1/31	128	81

	Insurance (0.6%)
	Provident Funding
	Mortgage Loan Trust	7.000%	7/15/18	805	560
	UnumProvident Corp.	6.750%	12/15/28	585	443
	UnumProvident Corp.	7.375%	6/15/32	175	141
	Other Finance (0.3%)
	Lender Process Services	8.125%	7/1/16	665	585

	Real Estate Investment Trusts (0.5%)
1	Rouse Co.	6.750%	5/1/13	2,215	753
	Rouse Co.	5.375%	11/26/13	1,105	343
					3,439
Industrial (70.7%)
	Basic Industry (9.5%)
	Arcelormittal	6.500%	4/15/14	1,175	835
	Arch Western Finance	6.750%	7/1/13	1,840	1,596
[2,3]	Calpine Corp.	4.335%	3/29/14	2,525	1,874
	Cascades Inc.	7.250%	2/15/13	1,110	566
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	1,080	929
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	2,845	2,340
	Georgia-Pacific Corp.	8.125%	5/15/11	945	891
1	Georgia-Pacific Corp.	7.125%	1/15/17	2,140	1,798
	Georgia-Pacific Corp.	8.000%	1/15/24	550	366
	IMC Global, Inc.	7.300%	1/15/28	640	501
	International Paper Co.	7.950%	6/15/18	1,120	866
	Methanex Corp.	8.750%	8/15/12	725	636

1	Mosaic Co.	7.375%	12/1/14	150	134
1	Mosaic Co.	7.625%	12/1/16	125	106
[2,3]	Mylan Inc.	3.750%	12/11/17	52	44
[2,3]	Mylan Inc.	4.750%	12/11/17	648	548
[2,3]	Mylan Inc.	6.750%	12/11/17	119	101
	Neenah Paper Inc.	7.375%	11/15/14	810	437
	Novelis Inc.	7.250%	2/15/15	2,410	1,398
	Smurfit-Stone Container	8.000%	3/15/17	1,885	349
	Stone Container Corp.	7.375%	7/15/14	550	102
	US Steel Corp.	7.000%	2/1/18	1,950	1,321
1	Vedanta Resources PLC	9.500%	7/18/18	1,985	1,052
	Capital Goods (5.8%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	636
	Allied Waste North America Inc.	5.750%	2/15/11	195	184
	Allied Waste North America Inc.	6.375%	4/15/11	300	284
	Allied Waste North America Inc.	7.250%	3/15/15	170	158
	Allied Waste North America Inc.	7.125%	5/15/16	220	202
	Allied Waste North America Inc.	6.875%	6/1/17	1,795	1,712
1	Ashtead Capital Inc.	9.000%	8/15/16	763	389
1	Ashtead Holding PLC	8.625%	8/1/15	360	185
	Ball Corp.	6.625%	3/15/18	520	468
	Case New Holland Inc.	7.125%	3/1/14	1,530	1,094
	Crown Americas Inc.	7.625%	11/15/13	455	451
	Crown Americas Inc.	7.750%	11/15/15	560	557
	Fisher Scientific
	International Inc.	6.125%	7/1/15	750	659
	L-3 Communications Corp.	7.625%	6/15/12	950	936
	L-3 Communications Corp.	6.375%	10/15/15	450	416
	Owens-Brockway
	Glass Container, Inc.	8.250%	5/15/13	85	84
	Texas Industries Inc.	7.250%	7/15/13	530	408
	United Rentals NA Inc.	6.500%	2/15/12	2,630	2,078
	United Rentals NA Inc.	7.750%	11/15/13	750	495

	Communication (17.3%)
	CanWest Media Inc.	8.000%	9/15/12	2,075	954
1	CanWest MediaWorks LP	9.250%	8/1/15	1,465	557
1	Charter Communications
	OPT LLC	8.000%	4/30/12	1,705	1,398
1	Charter Communications
	OPT LLC	8.375%	4/30/14	3,105	2,360
	Citizens Communications	9.250%	5/15/11	1,680	1,579
	Cricket Communications I	9.375%	11/1/14	1,105	1,000
1	Cricket Communications I	10.000%	7/15/15	70	64
	CSC Holdings, Inc.	8.125%	7/15/09	25	25
	CSC Holdings, Inc.	8.125%	8/15/09	645	639
	CSC Holdings, Inc.	7.625%	4/1/11	190	182
	CSC Holdings, Inc.	6.750%	4/15/12	850	776
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	931
	CSC Holdings, Inc.	7.625%	7/15/18	2,485	1,988
	Dex Media, Inc.	8.000%	11/15/13	900	167
	DirecTV Holdings	6.375%	6/15/15	2,040	1,877
	DirecTV Holdings	7.625%	5/15/16	1,105	1,061
	GCI Inc.	7.250%	2/15/14	1,410	1,103
	Intelsat Bermuda Ltd.	7.625%	4/15/12	1,375	921
	Intelsat Bermuda Ltd.	6.500%	11/1/13	1,670	854
1	Intelsat Corp.	9.250%	8/15/14	1,350	1,255
1	Intelsat Subsidiary
	Holding Co. Ltd.	8.500%	1/15/13	1,435	1,327

Lamar Media Corp.	7.250%	1/1/13	140	112
Lamar Media Corp.	6.625%	8/15/15	530	386
Liberty Media Corp.	5.700%	5/15/13	2,138	1,465
Liberty Media Corp.	8.500%	7/15/29	270	153
Liberty Media Corp.	8.250%	2/1/30	1,230	696
Mediacom Broadband LLC	8.500%	10/15/15	1,325	874
Mediacom LLC/Mediacom
Capital Corp.	9.500%	1/15/13	910	696

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Medianews Group Inc.	6.875%	10/1/13	745	47
	MetroPCS Wireless Inc.	9.250%	11/1/14	1,350	1,222
4	Quebecor Media Inc.	7.750%	3/15/11	1,125	759
	Quebecor Media Inc.	7.750%	3/15/16	1,235	834
	Qwest Communications
	International Inc.	8.875%	3/15/12	2,350	2,162
	Qwest Communications
	International Inc.	7.500%	10/1/14	440	360
	R.H. Donnelley Corp.	8.875%	1/15/16	2,165	303
	R.H. Donnelley Corp.	8.875%	10/15/17	515	72
	Sprint Capital Corp.	6.900%	5/1/19	680	499
	Sprint Nextel Corp.	6.000%	12/1/16	741	514
	US West
	Communications Group	6.875%	9/15/33	750	446
1	Videotron Ltd.	9.125%	4/15/18	420	391
	Windstream Corp.	8.125%	8/1/13	285	265
	Windstream Corp.	8.625%	8/1/16	675	601
	Windstream Corp.	7.000%	3/15/19	250	192

	Consumer Cyclical (10.8%)
	AMC Entertainment Inc.	8.000%	3/1/14	570	350
	Corrections Corp. of America	6.250%	3/15/13	345	321
	Corrections Corp. of America	6.750%	1/31/14	265	247
2	Ford Motor Credit Co.	9.203%	4/15/09	665	625
	Ford Motor Credit Co.	7.000%	10/1/13	3,345	2,275
[2,3]	Ford Motor Credit Co.	5.000%	12/15/13	4,446	1,801
	Ford Motor Credit Co.	8.000%	12/15/16	950	627
	Harrah’s Operating Co. Inc.	10.000%	12/15/18	475	173
	Harrah’s Operating Co., Inc.	5.625%	6/1/15	658	109
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	326	50
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	1,368	219
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	987
	Host Marriott LP	7.125%	11/1/13	1,990	1,602
	Mandalay Resort Group	9.375%	2/15/10	1,105	807
	Marquee Holdings Inc.	9.505%	8/15/14	785	402
	Marquee Inc.	8.625%	8/15/12	695	559
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,403
	MGM Mirage, Inc.	8.375%	2/1/11	220	131
	MGM Mirage, Inc.	6.750%	9/1/12	1,270	889
	MGM Mirage, Inc.	6.625%	7/15/15	260	165
	Rite Aid Corp	10.375%	7/15/16	1,100	819
	Rite Aid Corp.	7.500%	3/1/17	640	416
	Seneca Gaming Corp.	7.250%	5/1/12	815	560
	Service Corp. International	7.375%	10/1/14	295	253
	Service Corp. International	6.750%	4/1/16	110	84
	Service Corp. International	7.000%	6/15/17	1,175	884
	Service Corp. International	7.625%	10/1/18	940	691
	Tenneco Automotive Inc.	10.250%	7/15/13	291	172
1	TRW Automotive Inc.	7.000%	3/15/14	2,635	1,396
1	TRW Automotive Inc.	7.250%	3/15/17	1,230	627
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	844
	Wynn Las Vegas LLC	6.625%	12/1/14	1,010	768

	Consumer Noncyclical (11.9%)
	Aramark Corp.	8.500%	2/1/15	1,925	1,742
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	173

	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	233
	Biomet, Inc.	10.000%	10/15/17	1,255	1,192
	Biomet, Inc.	11.625%	10/15/17	480	413
	Community Health Systems	8.875%	7/15/15	2,135	1,964
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,682
	Constellation Brands Inc.	7.250%	5/15/17	600	567
	Delhaize America Inc.	9.000%	4/15/31	135	137
2	Elan Financial PLC	6.149%	11/15/11	840	458
	Elan Financial PLC	7.750%	11/15/11	2,275	1,354
	Elan Financial PLC	8.875%	12/1/13	1,205	639
	Fisher Scientific
	International Inc.	6.750%	8/15/14	385	371
	HCA Inc.	5.750%	3/15/14	260	145
	HCA Inc.	6.375%	1/15/15	2,390	1,410
	HCA Inc.	6.500%	2/15/16	1,390	855
	HCA Inc.	9.250%	11/15/16	1,885	1,725
	HCA Inc.	7.690%	6/15/25	130	61
	Omnicare, Inc.	6.125%	6/1/13	70	59
	Omnicare, Inc.	6.750%	12/15/13	390	329
	Omnicare, Inc.	6.875%	12/15/15	445	359
	Reynolds American Inc.	7.250%	6/1/13	1,050	940
	Reynolds American Inc.	7.300%	7/15/15	1,040	901
	Smithfield Foods, Inc.	7.750%	7/1/17	1,780	1,050
	SUPERVALU Inc.	7.500%	5/15/12	125	109
	SUPERVALU Inc.	7.500%	11/15/14	795	644
	Tenet Healthcare Corp.	6.500%	6/1/12	375	285
	Tenet Healthcare Corp.	7.375%	2/1/13	380	268
	Tenet Healthcare Corp.	9.875%	7/1/14	1,605	1,284
	Tenet Healthcare Corp.	9.250%	2/1/15	315	248
	Tyson Foods, Inc.	8.250%	10/1/11	475	427
	Tyson Foods, Inc.	7.850%	4/1/16	50	36
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	561
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	367
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	705	522

	Energy (12.0%)
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	811
	Chesapeake Energy Corp.	6.875%	1/15/16	845	672
	Chesapeake Energy Corp.	6.500%	8/15/17	1,780	1,362
	Chesapeake Energy Corp.	6.250%	1/15/18	1,645	1,217
	Encore Acquisition Co.	6.250%	4/15/14	150	102
	Encore Acquisition Co.	6.000%	7/15/15	495	319
	Forest Oil Corp.	8.000%	12/15/11	640	584
	Forest Oil Corp.	7.750%	5/1/14	350	294
	Forest Oil Corp.	7.250%	6/15/19	1,080	788
	Hornbeck Offshore Services	6.125%	12/1/14	845	551
	Newfield Exploration Co.	6.625%	4/15/16	660	525
	Newfield Exploration Co.	7.125%	5/15/18	1,040	811
	OPTI Canada Inc.	7.875%	12/15/14	675	346
	OPTI Canada Inc.	8.250%	12/15/14	1,255	690
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,075
	Peabody Energy Corp.	7.375%	11/1/16	1,930	1,814
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,085
	Petrohawk Energy Corp.	9.125%	7/15/13	365	297
1	Petrohawk Energy Corp.	7.875%	6/1/15	810	599
1	Petroplus Finance Ltd.	6.750%	5/1/14	1,400	854
1	Petroplus Finance Ltd.	7.000%	5/1/17	1,825	1,077
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	688
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,343

	Pioneer Natural Resources Co.	6.875%	5/1/18	1,260	847
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	214
	Plains Exploration &
	Production Co.	7.750%	6/15/15	275	208
	Plains Exploration &
	Production Co.	7.000%	3/15/17	440	301
	Plains Exploration &
	Production Co.	7.625%	6/1/18	500	343
	Pride International Inc.	7.375%	7/15/14	1,450	1,348
1	Sandridge Energy Inc.	8.000%	6/1/18	755	415
1	Southwestern Energy	7.500%	2/1/18	1,250	1,091
	Whiting Petroleum Corp.	7.250%	5/1/12	520	387
	Whiting Petroleum Corp.	7.250%	5/1/13	625	444
	Whiting Petroleum Corp.	7.000%	2/1/14	110	78

	Other Industrial (0.1%)
	RBS Global & Rexnord Corp.	9.500%	8/1/14	300	224
	UCAR Finance, Inc.	10.250%	2/15/12	30	27

	Technology (1.6%)
	Flextronics International Ltd.	6.500%	5/15/13	70	56
	Freescale Semiconductor	8.875%	12/15/14	1,825	803
	NXP BV	7.875%	10/15/14	1,775	688

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sensata Technologies	8.000%	5/1/14	450	204
	SunGard Data Systems, Inc.	9.125%	8/15/13	1,500	1,298

	Transportation (1.7%)
2	Avis Budget Car Rental	4.649%	5/15/14	220	62
	Avis Budget Car Rental	7.625%	5/15/14	1,600	464
	Avis Budget Car Rental	7.750%	5/15/16	1,265	367
4	Continental Airlines, Inc.	9.798%	4/1/21	866	597
	Continental Airlines, Inc.	6.903%	4/19/22	590	310
	Hertz Corp.	8.875%	1/1/14	1,825	1,113
	Hertz Corp.	10.500%	1/1/16	890	396
					139,208
Utilities (14.4%)
	Electric (11.2%)
1	AES Corp.	8.750%	5/15/13	539	515
	AES Corp.	7.750%	10/15/15	1,390	1,161
	AES Corp.	8.000%	10/15/17	540	445
1	AES Corp.	8.000%	6/1/20	565	435
	Aquila Inc.	7.950%	2/1/11	1,015	964
	Aquila Inc.	11.875%	7/1/12	270	269
	Dynegy Inc.	8.375%	5/1/16	2,085	1,480
	Dynegy Inc.	7.750%	6/1/19	1,150	805
	Edison Mission Energy	7.500%	6/15/13	170	155
	Edison Mission Energy	7.000%	5/15/17	830	718
	Edison Mission Energy	7.200%	5/15/19	870	709
1	Intergen NV	9.000%	6/30/17	1,240	992
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	340	275
	Mirant North America LLC	7.375%	12/31/13	1,640	1,570

Nevada Power Co.	5.875%	1/15/15	520	492
NRG Energy Inc.	7.250%	2/1/14	825	771
NRG Energy Inc.	7.375%	2/1/16	2,605	2,423
NRG Energy Inc.	7.375%	1/15/17	2,175	2,001
Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,135
Reliant Energy, Inc.	7.875%	6/15/17	575	469
1	Texas Competitive Electric
Holdings Co. LLC	10.500%	11/1/15	1,375	976
TXU Corp.	5.550%	11/15/14	1,735	807
TXU Corp.	6.500%	11/15/24	2,170	754
TXU Corp.	6.550%	11/15/34	1,860	656

Natural Gas (3.2%)
El Paso Corp.	12.000%	12/12/13	460	457
El Paso Corp.	7.000%	6/15/17	550	433
El Paso Corp.	7.250%	6/1/18	1,880	1,476
Kinder Morgan, Inc.	5.700%	1/5/16	550	408
1	NGPL Pipeco LLC	7.119%	12/15/17	1,265	1,112
Suburban Propane Partners	6.875%	12/15/13	650	526
Williams Cos., Inc.	8.125%	3/15/12	770	716
Williams Cos., Inc.	7.500%	1/15/31	800	544
Williams Partners LP	7.500%	6/15/11	450	386
Williams Partners LP	7.250%	2/1/17	375	297
28,332
Total Corporate Bonds (Cost $237,316)	170,979
Temporary Cash Investments (8.6%)
Repurchase Agreement (8.6%)
Banc of America Securities, LLC
(Dated 12/31/08, Repurchase
Value $16,892,000, collateralized
by U.S. Treasury Note 4.500%,
3/31/09)(Cost $16,903)	0.030%	1/2/09	16,903	16,903
Total Investments (97.6%) (Cost $258,079)	192,174
Other Assets and Liabilities (2.4%)
Other Assets	5,436
Liabilities	(679)
4,757
Net Assets (100%)
Applicable to 33,298,426 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	196,931
Net Asset Value Per Share	$5.91

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	303,339
Undistributed Net Investment Income	18,459
Accumulated Net Realized Losses	(58,962)
Unrealized Appreciation (Depreciation)	(65,905)
Net Assets	196,931

• See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $22,144,000, representing 11.2% of net assets.

2 Adjustable-rate security.

3 Certain of the portfolio’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2008, the aggregate value of these securities was $4,368,000, representing 2.2% of net assets.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called. See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Interest	19,723
Security Lending	35
Total Income	19,758
Expenses
Investment Advisory Fees—Note B	140
The Vanguard Group—Note C
Management and Administrative	320
Marketing and Distribution	55
Custodian Fees	9
Auditing Fees	25
Shareholders’ Reports	11
Total Expenses	560
Net Investment Income	19,198
Realized Net Gain (Loss) on
Investment Securities Sold	(18,214)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(54,668)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(53,684)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,198	18,935
Realized Net Gain (Loss)	(18,214)	(259)
Change in Unrealized Appreciation (Depreciation)	(54,668)	(13,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,684)	4,677
Distributions
Net Investment Income	(19,015)	(17,675)
Realized Capital Gain	—	—
Total Distributions	(19,015)	(17,675)
Capital Share Transactions
Issued	54,200	49,058
Issued in Lieu of Cash Distributions	19,015	17,675
Redeemed	(56,932)	(60,438)
Net Increase (Decrease) from Capital Share Transactions	16,283	6,295
Total Increase (Decrease)	(56,416)	(6,703)
Net Assets
Beginning of Period	253,347	260,050
End of Period[1]	196,931	253,347

1 Net Assets—End of Period includes undistributed net investment income of $18,459,000 and $18,276,000. See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.21	$8.63	$8.59	$9.02	$8.95
Investment Operations
Net Investment Income	.580	.620	.580	.600[1]	.680
Net Realized and Unrealized Gain (Loss)
on Investments	(2.260)	(.450)	.090	(.370)	.040
Total from Investment Operations	(1.680)	.170	.670	.230	.720
Distributions
Dividends from Net Investment Income	(.620)	(.590)	(.630)	(.660)	(.650)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.620)	(.590)	(.630)	(.660)	(.650)
Net Asset Value, End of Period	$5.91	$8.21	$8.63	$8.59	$9.02

Total Return	–21.95%	1.95%	8.27%	2.75%	8.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$197	$253	$260	$247	$275
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	8.23%	7.28%	7.12%	6.97%	7.22%
Portfolio Turnover Rate	22%	28%	47%	46%	57%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2008, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

10

Vanguard High Yield Bond Portfolio

For tax purposes, at December 31, 2008, the portfolio had $19,051,000 of ordinary income available for distribution. The portfolio had available realized losses of $58,949,000 to offset future net capital gains of $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, $17,903,000 through December 31, 2016, and $389,000 through December 31, 2017. Capital loss carryforwards of $1,181,000 expired on December 31, 2008; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2008, the cost of investment securities for tax purposes was $258,079,000. Net unrealized depreciation of investment securities for tax purposes was $65,905,000, consisting of unrealized gains of $527,000 on securities that had risen in value since their purchase and $66,432,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2008, the portfolio purchased $44,041,000 of investment securities and sold $37,685,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,988,000 and $11,613,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	7,953	5,863
Issued in Lieu of Cash Distributions	2,584	2,148
Redeemed	(8,108)	(7,270)
Net Increase (Decrease) in Shares Outstanding	2,429	741

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2008, the portfolio’s investments were valued based on Level 2 inputs.

11

Vanguard High Yield Bond Portfolio

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

12

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$797.57	$1.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® International Portfolio

Revelations of significant foreign investments in “toxic” U.S. securities and the ensuing global credit crunch put the brakes on growth across developed and developing economies, driving foreign stock markets down even more than those in the United States—after several years of outperformance.

For the 12 months ended December 31, 2008, the International Portfolio returned –44.87%, slightly behind the returns of its comparative standards. For U.S.-based investors, the steep decline in foreign markets was exacerbated by the rise in the U.S. dollar (local-currency returns become lower when translated into appreciated U.S. dollars). After several years of weakness, and a bumpy ride during 2008, the U.S. dollar finished stronger against major currencies (except the Japanese yen) as investors sought refuge in U.S. Treasury securities and the dollar itself.

Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All regions and sectors were caught in the downdraft

Europe’s developed countries (representing about 58% of assets) accounted for almost two-thirds of the portfolio’s decline. Tiny Luxembourg (+187%) was the only country in the portfolio to register a positive return on the strength of a single stock.

Developed markets in Asia and the Pacific Rim (about 25% of portfolio assets, on average) trimmed almost ten percentage points from the portfolio’s return. In export-dependent Japan (–31%), the world’s second-largest economy and the second-largest country position in the portfolio, the long-awaited economic recovery was dealt a significant setback by weak demand and recessionary conditions in import markets.

Even stocks in resource-rich emerging markets, which had soared along with commodity prices, pulled back sharply: China, India, and Brazil each lost about half of their value, while Russia lost about three quarters of its value.

With all economic sectors posting double-digit declines, the relatively small health care (–20%) and utilities (–33%) sectors held up the best. Not surprisingly, financial stocks (–55%) were the worst performers.

International investing still has a role to play

For the decade ended December 31, the International Portfolio recorded an average annual return of 1.93%, more than a percentage point ahead of its comparative standards and ahead of the –1.38% annualized return of the Standard & Poor’s 500 Index. This is a tribute to the portfolio’s advisors, who are aided by Vanguard’s low costs.

Numbers aside, it is important to maintain perspective on the role that international stocks can play within an investment portfolio that is balanced and diversified across and within asset classes. Even though world markets have become more integrated amid ever-increasing global trade, diversifying across and within foreign countries and sectors can provide risk-reduction opportunities. The International Portfolio can play a valuable role in helping you diversify, by investing in the stocks of about 150–200 of the larger foreign companies that the advisors believe have superior growth prospects.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard International Portfolio	–44.87%	1.93%
MSCI EAFE Index	–43.38	0.80
Average International Fund[1]	–44.24	0.79

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		International
	Portfolio	Fund
International Portfolio	0.45%	1.48%

1  Derived from data provided by Lipper Inc.

2  The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard International Portfolio

Advisors’ Report

For the fiscal year ended December 31, 2008, the International Portfolio returned –44.87%, slightly behind the return of its benchmark index and the average return of competing international funds. This performance reflected the combined efforts of the portfolio’s three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2008 and the effect that this environment had on the portfolio’s positioning. These reports were prepared on January 21, 2009.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Chief Investment Officer and

Head of Global Equities

A collapse in confidence in the global economy made 2008 one of the worst years for investors in the stock market since records began. There were two big problems: the normal reaction to a period of tight money and very high commodity prices, especially oil, and a debt crisis in important parts of the developed world, particularly the United States and the United Kingdom. These two crises have made each other worse.

Investors’ attention has become ever more intently focused on official policies, many of which have never been tried before. The role of the state has expanded with incredible speed in just a few months. Huge stimulus packages are being put together all over the world. Lowering the price of money seems not to have been enough, so the authorities have been increasing its volume by printing more.

The most likely outcome is that fiscal and monetary stimulus measures on the current scale will work and, if they do not, more will be tried until something does. Furthermore, the price of oil has fallen by more than $100 per barrel, metals prices have halved, and food prices have fallen by more than 20% over the past 12 months. All this is highly stimulatory.

Companies will continue to produce bad news for most of this year, but we think that share prices will begin to anticipate a recovery. What will go up the most if this happens? Companies that serve consumers who live in developing countries and are not heavily in debt, companies in industries that will benefit from a surge in infrastructure spending in developed countries, and businesses that have positioned themselves to take market share from debt-burdened competitors.

Our portion of the portfolio is tilted toward infrastructure spending and emerging markets, and away from Western consumers and especially banks. On the whole, we benefited more from avoiding banks than we did from preferring industrials in 2008, but this is a long game and we are not inclined to alter our strategy very much going into 2009.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	568	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	39	431	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	7	72	Uses a long-term, bottom-up investment approach that
Management Ltd.			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	4	43	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard International Portfolio

Schroder Investment Management

North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Head of Global and International Equities

Matthew Dobbs,

Head of Global Small Companies

International equity markets had one of their worst years in history in 2008, with the MSCI EAFE Index declining –43.38% in U.S. dollar terms. This performance was the result of a deep worsening of the global financial situation in fall 2008 and, at the same time, a collapse in economic growth expectations. Currency and commodity markets were volatile in the period as well, with the dollar appreciating versus most currencies and especially versus the British pound (+26.6%). The exception was the yen, which appreciated 22.7% against the dollar. After rising to $147 a barrel in July, oil prices fell sharply, reaching a low for the year in December of about $40 per barrel.

Most global stock market sectors fell sharply against this backdrop, with the bulk of the adjustment taking place between September and November. As the financial crisis intensified, governments and monetary authorities around the world announced multiple stimulus packages and demonstrated their strong commitment to take whatever steps are necessary to resolve the economic crisis. Central banks have slashed interest rates—to near zero in the United States—and some have entered a phase of quantitative easing.

In some cases, authorities are bypassing the local banks, which are still unwilling to lend, to provide financing directly to the end users. Problems in the banking sector reached the breaking point in the autumn, as several high-profile companies were forced to raise capital through rights issues, emergency funding from the government, or nationalizations. Unsurprisingly, the financial sector was the worst performer in the period. We are still cautious on the sector and have preferred Asian banks to European banks in part because they are less leveraged.

Companies that performed relatively well during this time were in defensive sectors where earnings are more visible. This has included health care, utilities, and consumer staples companies, such as Roche, GDF Suez, and Nestle. Japanese video games company Square Enix performed well, supported by its strong products rollout. Industrial and Commercial Bank of China also performed well. The bank should benefit from the Beijing government’s efforts to stimulate domestic growth.

Looking into 2009, although markets have discounted a large volume of negative news, we believe that volatility will prevail as the deleveraging process proceeds. Consumers will continue to face headwinds such as the need to rebuild their savings ratio and a poor job market. However, lower oil prices are reducing inflation pressures and will help boost consumers’ real purchasing power. Companies, especially those with poor balance sheets, will continue to have difficulty gaining access to financing, and we expect a meaningful rise in bankruptcies globally over the next six months.

Over the medium term, the economy will provide opportunities for those quality businesses with the best access to financing. As companies cancel or delay production projects in light of unavailable financing, supply contraction will also benefit surviving entities as product prices stabilize. This environment commends a focus on quality visible growth, because the market will pay a premium as growth becomes scarcer. There is no doubt in our minds that conditions in 2009 will be difficult, but we believe that stocks will be able to recover before the economy does. Ensuring that we are in the best position to capitalize on this recovery once it materializes will be key. We continue to believe that emerging markets offer attractive opportunities, as do companies benefiting from powerful long-term trends, such as demographic shifts and climate change issues, which will help support earnings growth.

M&G Investment Management Limited

Portfolio Managers:

Graham E. French

Greg Aldridge

Since our appointment as a subadvisor to the International Portfolio, our subportfolio positioning has been directed by our firmly held belief that the most effective way to achieve superior returns for investors is to maintain a long-term investment horizon supported by bottom-up analysis of company fundamentals. Our analysis seeks to identify businesses that have scarce assets that are hard for competitors to replicate, enabling them to achieve high and sustainable returns on capital and to reinvest profitably in the business. As a result, these businesses create value over time, increasing their value and therefore their share prices.

3

Vanguard International Portfolio

The continuation of the financial crisis during the period caused a high degree of risk aversion among investors, which prompted a shift toward the relative security of sectors such as health care and consumer staples. Our exposure to health care companies proved particularly beneficial in this environment, with strong performance registered by large, defensive pharmaceuticals businesses such as Switzerland’s Novartis and the United Kingdom’s GlaxoSmithKline, where valuations had become relatively attractive following an extended period of underperformance. Similarly, our substantial holdings in consumer staples firms such as Groupe Danone, Nestle, and Unilever benefited from the perception that demand for their broad range of products around the world would remain relatively resilient. Our relative lack of exposure to financials during the period helped performance as the sector continued to suffer.

By contrast, our holdings in companies more exposed to the economic cycle or to slowing discretionary consumer spending were among the main detractors. These included Canadian nickel and coal producer Sherritt International and Canadian diamond miner and retailer Harry Winston, which were hurt by declines in commodities markets. Inchcape, an international car distribution business, and Techtronic, a Hong Kong-listed consumer electricals business, both suffered from the challenges presented as households cut back on spending.

Going forward, we will continue to focus on a broad range of businesses, from both cyclical and noncyclical areas, whose scarce assets differentiate them from their competitors and should enable them to generate high returns and grow over the long term. We believe this approach will help the portfolio ride out periods of volatility, such as the one currently affecting financial markets, and will thereby provide superior returns for investors in the long run.

4

Vanguard International Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	172	989	1,827
Turnover Rate	59%	—	—
Expense Ratio
(12/31/2007)[3]	0.45%	—	—
Short-Term Reserves	1.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.97
Beta	1.09	1.01

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	11.6%	9.6%	8.4%
Consumer Staples	14.5	10.3	9.1
Energy	9.1	8.5	10.8
Financials	18.0	22.6	23.2
Health Care	8.1	9.8	8.0
Industrials	12.8	11.6	10.5
Information Technology	9.7	5.1	6.0
Materials	8.0	7.8	9.4
Telecommunication
Services	6.0	7.0	7.9
Utilities	2.2	7.7	6.7

Ten Largest Holdings[4] (% of total net assets)

Tesco PLC	food retail	2.5%
L’Oreal SA	personal products	2.1
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	2.0
Petroleo Brasileiro SA	integrated oil
	and gas	1.9
SAP AG	application software	1.8
Canon, Inc.	office electronics	1.7
Nestle SA (Registered)	packaged foods
	and meats	1.7
Vodafone Group PLC	wireless
	telecommunication
	services	1.6
Essilor International SA	health care supplies	1.6
Roche Holdings AG	pharmaceuticals	1.5
Top Ten		18.4%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio[5]	Index[1]	Index[2]
Europe
United Kingdom	16.4%	19.9%	15.2%
Switzerland	9.4	8.4	6.4
France	8.6	10.9	8.3
Germany	7.5	8.7	6.7
Sweden	3.0	2.0	1.5
Spain	2.9	4.5	3.5
Denmark	2.7	0.8	0.6
Netherlands	2.4	2.4	1.9
Italy	1.7	3.7	2.8
Other Europe	1.3	4.2	3.3
Subtotal	55.9%	65.5%	50.2%
Pacific
Japan	13.5%	25.3%	19.3%
Hong Kong	7.2	2.0	1.5
Australia	4.1	6.0	4.6
Other Pacific	0.7	1.2	0.9
Subtotal	25.5%	34.5%	26.3%
Emerging Markets
Brazil	5.0%	—	2.2%
China	3.9	—	3.1
Israel	2.2	—	0.6
Taiwan	1.5	—	1.9
South Korea	1.3	—	2.3
Mexico	1.1	—	0.9
Other Emerging
Markets	2.5	—	6.1
Subtotal	17.5%	—	17.1%
North America
Canada	1.1%	—	6.4%
Subtotal	1.1%	—	6.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1   MSCI EAFE Index.

2   MSCI All Country World Index ex USA.

3   The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.46%.

4   The holdings listed exclude any temporary cash investments and equity index products.

5   Market percentages exclude currency contracts held by the portfolio.

5

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Portfolio	–44.87%	2.65%	1.93%	$12,109
MSCI All Country World Index ex USA	–45.24	3.00	2.27	12,516
MSCI EAFE Index	–43.38	1.66	0.80	10,828
Average International Fund[1]	–44.24	1.16	0.79	10,820

Fiscal-Year Total Returns (%): December 31, 1998–December 31, 2008

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

6

Vanguard International Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.4%)[1]
Australia (4.0%)
Woolworths Ltd.	802,300	15,261
Woodside Petroleum Ltd.	365,000	9,636
Brambles Ltd.	1,339,600	7,100
James Hardie Industries
NV	1,497,700	5,004
Foster’s Group Ltd.	732,600	2,875
Orica Ltd.	214,710	2,149
Amcor Ltd.	384,720	1,563
Sims Metal
Management Ltd.	65,403	800
		44,388
Austria (0.1%)
Wienerberger AG	84,835	1,447

Belgium (0.1%)
Barco NV	31,073	780

Brazil (4.9%)
Petroleo Brasileiro SA
Series A ADR	976,300	19,926
Banco Itau Holding
Financeira SA ADR	965,750	11,203
Redecard SA	652,000	7,240
Companhia Vale do
Rio Doce Sponsored
ADR	467,300	4,977
Unibanco-Uniao de
Bancos Brasileiros SA	676,000	4,337
Companhia Vale do
Rio Doce Pfd. Class A	237,583	2,446
BM&F BOVESPA SA	893,000	2,323
Petroleo Brasileiro SA Pfd.	135,000	1,322
Banco do Brasil SA	107,031	674
Votorantim Celulose e
Papel SA Pfd.	69,000	531
		54,979
Canada (1.1%)
Cameco Corp.	341,500	5,908
Niko Resources Ltd.	165,000	5,762
Sherritt International Corp.	172,631	442
Harry Winston
Diamond Corp.	52,286	238

2 Harry Winston
Diamond Corp.
Private Placement	8,314	36
		12,386
China (3.8%)
China Unicom Ltd.	9,306,000	11,316
Ctrip.com
International Ltd. ADR	238,300	5,672
Denway Motors Ltd.	17,398,000	5,457
CNOOC Ltd.	5,723,500	5,444
China Resources
Enterprise Ltd.	2,956,000	5,198
Ping An Insurance
(Group) Co. of China Ltd.	914,000	4,492
*,^ Baidu.com, Inc.	14,700	1,919
Dongfang
Electrical Corp Ltd.	714,400	1,803
Chaoda Modern Agriculture
Holdings Ltd.	1,755,135	1,128
		42,429
Denmark (2.6%)
* Vestas Wind Systems A/S	183,999	10,884
Novo Nordisk A/S B Shares	193,300	10,023
Novozymes A/S	48,600	3,918
Danske Bank A/S	309,000	3,129
AP Moller-Maersk A/S
B Shares	221	1,189
		29,143
France (7.9%)
L’Oreal SA	265,700	23,302
Essilor International SA	378,900	17,887
Groupe Danone	208,499	12,649
Total SA	203,499	11,233
Axa	363,000	8,188
Gaz de France	139,000	6,934
Pinault-Printemps-Redoute
SA	76,700	5,047
Publicis Groupe SA	69,052	1,782
Societe Generale Class A	29,593	1,501
		88,523
Germany (6.9%)
SAP AG	543,000	19,794
E.On AG	352,288	13,893
Porsche AG	129,800	10,210
Siemens AG	126,421	9,555
Adidas AG	184,135	7,046
ThyssenKrupp AG	214,000	5,987
Celesio AG	175,000	4,758
*,^ Q-Cells AG	115,330	4,333
Symrise AG	118,375	1,657
		77,233
Greece (0.2%)
EFG Eurobank Ergasias	318,000	2,545

Hong Kong (7.1%)
Swire Pacific Ltd.
A Shares	2,245,500	15,555
China Mobile
(Hong Kong) Ltd.	1,459,000	14,803

Esprit Holdings Ltd.	2,104,221	11,991
Hong Kong Exchanges &
Clearing Ltd.	798,000	7,661

Jardine Matheson
Holdings Ltd.	367,000	6,805
Shangri-La Asia Ltd.	4,496,000	5,200
Jardine Strategic
Holdings Ltd.	470,000	4,907
Industrial and Commercial
Bank of China Ltd.
Class H	9,195,000	4,882
China Overseas Land &
Investment Ltd.	2,062,000	2,895
Li & Fung Ltd.	1,348,000	2,330
Sun Hung Kai
Properties Ltd.	162,000	1,363
* Jardine Matheson
Holdings Ltd.
(U.S. Shares)	11,600	214
Techtronic
Industries Co., Ltd.	2,022,152	407
* China Overseas Land &
Investment Ltd.
Rights Exp. 1/21/09	82,480	30
		79,043
India (0.9%)
Infrastructure Development
Finance Co., Ltd.	3,199,000	4,418
* Bharti Airtel Ltd.	243,800	3,594
Reliance Capital Ltd.	186,700	2,094
		10,106
Ireland (0.1%)
Kerry Group PLC A Shares	81,383	1,484

Israel (2.2%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	523,532	22,287
Makhteshim-Agan
Industries Ltd.	639,677	2,086
		24,373
Italy (1.5%)
Intesa Sanpaolo SpA	3,202,559	11,691
UniCredit SpA	1,928,000	4,926
		16,617
Japan (12.2%)
Canon, Inc.	611,500	19,361
Toyota Motor Corp.	413,200	13,650
SMC Corp.	132,500	13,638
Nintendo Co.	33,200	12,677
Mitsui Sumitomo
Insurance Group
Holdings, Inc.	326,800	10,384
^ Rakuten, Inc.	10,052	6,395
Honda Motor Co., Ltd.	286,000	6,086
Japan Tobacco, Inc.	1,728	5,719

7

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Mitsubishi Corp.	364,700	5,161
Mitsubishi UFJ
Financial Group	789,300	4,957
Yamada Denki Co., Ltd.	70,000	4,889
Hoya Corp.	271,800	4,743
Sekisui Chemical Co.	670,000	4,179
Ushio Inc.	298,000	3,934
Central Japan Railway Co.	398	3,449
Sumitomo Mitsui
Financial Group, Inc.	739	3,199
Kyocera Corp.	44,200	3,197
Trend Micro Inc.	88,500	3,106
^ Square Enix Co., Ltd.	91,500	2,950
Astellas Pharma Inc.	51,500	2,108
Yamaha Motor Co., Ltd.	140,700	1,480
		135,262
Luxembourg (0.6%)
*,^ ArcelorMittal
(Amsterdam Shares)	233,000	5,644
Reinet Investments
SA Euro Line	56,052	548
		6,192
Mexico (1.1%)
America Movil SA de
CV Series L ADR	287,200	8,900
Wal-Mart de Mexico SA	1,077,300	2,902
Consorcio ARA SA de CV	1,775,633	687
		12,489
Netherlands (2.3%)
Unilever NV	508,800	12,393
Heineken Holding NV	190,627	5,472
SBM Offshore NV	268,000	3,538
^ European Aeronautic
Defence and Space Co.	113,443	1,921
TNT NV	63,133	1,226
ING Groep NV	78,917	869
		25,419
Norway (0.1%)
StatoilHydro ASA	76,845	1,285

Russia (0.8%)
OAO Gazprom
Sponsored ADR	615,449	8,867

Singapore (0.7%)
Keppel Land Ltd.	3,020,000	3,609
Singapore Exchange Ltd.	849,000	3,042
DBS Group Holdings Ltd.	128,050	756
* DBS Group Holdings Ltd.
Rights Exp. 1/20/09	64,025	133
		7,540
South Africa (0.4%)
Impala Platinum
Holdings Ltd.	225,800	3,273
MTN Group Ltd.	108,510	1,279
		4,552

South Korea (1.3%)
Samsung
Electronics Co., Ltd.	18,548	6,748
Samsung Fire &
Marine Insurance Co.	24,600	3,728
Shinsegae Co., Ltd.	6,800	2,635
Hankook Tire Co. Ltd.	120,000	1,482
		14,593
Spain (2.7%)
Industria de Diseno Textil
SA	227,300	10,172
Banco Santander SA	894,625	8,685
Repsol YPF SA	303,000	6,501
Telefonica SA	191,000	4,333
		29,691
Sweden (2.9%)
Atlas Copco AB A Shares	1,745,478	15,519
Sandvik AB	1,354,695	8,793
Svenska Handelsbanken AB
A Shares	229,577	3,836
^ Oriflame Cosmetics SA	75,000	2,214
Telefonaktiebolaget LM
Ericsson AB Class B	217,021	1,692
		32,054
Switzerland (8.9%)
Nestle SA (Registered)	476,147	18,813
Roche Holdings AG	111,076	17,159
* UBS AG	1,095,918	15,905
Syngenta AG	77,400	14,998
* Compagnie Financiere
Richemont SA	409,477	7,782
Novartis AG (Registered)	142,309	7,115
Geberit AG	62,840	6,779
Credit Suisse Group
(Registered)	211,000	5,898
Adecco SA (Registered)	66,455	2,269
Holcim Ltd. (Registered)	34,526	1,998
		98,716
Taiwan (1.5%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	6,907,757	9,438
Taiwan Semiconductor
Manufacturing Co., Ltd.
ADR	771,000	6,091
Compal Electronics Inc.	1,724,580	912
		16,441
Turkey (0.4%)
* Turkiye Garanti Bankasi
A.S.	2,586,000	4,460

United Kingdom (15.1%)
Tesco PLC	5,266,100	27,827
Vodafone Group PLC	8,617,000	17,906
British American Tobacco
PLC GBP Line	552,830	14,635
BG Group PLC	984,500	13,829
BHP Billiton PLC	692,700	13,634
Standard Chartered PLC	955,300	12,405
Rolls-Royce Group PLC	1,767,953	8,777

	Rio Tinto PLC	307,500	6,936
	Admiral Group PLC	464,000	6,215
	Rexam PLC	1,089,794	5,661
*	WPP PLC	797,000	4,729
	Capita Group PLC	416,129	4,530
	Bunzl PLC	488,501	4,230
	Meggitt PLC	1,689,000	3,980
	The Sage Group PLC	1,318,000	3,312
	Morrison Supermarkets
	PLC	638,000	2,624
	Lloyds Banking Group PLC	1,284,000	2,466
	GlaxoSmithKline PLC	123,307	2,293
	Unilever PLC	98,646	2,266
*	Cairn Energy PLC	75,000	2,229
	HSBC Holdings PLC	170,627	1,670
	Ultra Electronics Holdings
	PLC	99,632	1,638
	Intertek Testing Services
	PLC	130,000	1,485
*	Signet Jewelers Ltd.	172,000	1,453
	Victrex PLC	159,664	1,110
	Inchcape PLC	420,194	222
			168,062
Total Common Stocks
(Cost $1,517,134)			1,051,099
Temporary Cash Investments (7.2%)[1]
Money Market Fund (6.4%)
3,4	Vanguard Market
	Liquidity Fund, 1.378%	70,967,028	70,967

		Face
		Amount
		($000)
U.S. Agency Obligations (0.8%)
5	Federal Home Loan Bank
6	1.170%, 3/31/09	4,000	3,998
5	Federal Home Loan
	Mortgage Corp.
6	0.954%, 4/24/09	400	400
5	Federal National
	Mortgage Assn.
6	1.357%, 3/31/09	5,000	4,997
			9,395
Total Temporary Cash Investments
(Cost $80,616)			80,362
Total Investments (101.6%)
(Cost $1,597,750)			1,131,461
Other Assets and Liabilities (–1.6%)
Other Assets			5,107
Liabilities[4]			(23,033)
			(17,926)
Net Assets (100%)
Applicable to 94,326,806 outstanding
$.001 par shares of beneficial interest
(unlimited authorization)			1,113,535
Net Asset Value Per Share			$11.81

8

Vanguard International Portfolio

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,604,567
Undistributed Net Investment Income	45,024
Accumulated Net Realized Losses	(69,459)
Unrealized Appreciation (Depreciation)
Investment Securities	(466,289)
Futures Contracts	867
Foreign Currencies and
Forward Currency Contracts	(1,175)
Net Assets	1,113,535

•   See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,501,000.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.4% and 3.2%, respectively, of net assets.

2  Restricted security represents 0.0% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  Includes $19,540,000 of collateral received for securities on loan.

5  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

6  Securities with a value of $9,395,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1]	52,591
Interest[2]	2,193
Security Lending	1,409
Total Income	56,193
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,982
Performance Adjustment	445
The Vanguard Group—Note C
Management and Administrative	4,239
Marketing and Distribution	494
Custodian Fees	412
Auditing Fees	34
Shareholders’ Reports	43
Trustees’ Fees and Expenses	2
Total Expenses	7,651
Expenses Paid Indirectly	(47)
Net Expenses	7,604
Net Investment Income	48,589
Realized Net Gain (Loss)
Investment Securities Sold	(47,718)
Futures Contracts	(32,245)
Foreign Currencies and
Forward Currency Contracts	11,122
Realized Net Gain (Loss)	(68,841)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(912,131)
Futures Contracts	1,652
Foreign Currencies and
Forward Currency Contracts	(2,063)
Change in Unrealized Appreciation
(Depreciation)	(912,542)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(932,794)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,589	41,578
Realized Net Gain (Loss)	(68,841)	151,185
Change in Unrealized Appreciation (Depreciation)	(912,542)	92,553
Net Increase (Decrease) in Net Assets Resulting from Operations	(932,794)	285,316
Distributions
Net Investment Income	(42,670)	(30,115)
Realized Capital Gain[3]	(149,780)	(67,759)
Total Distributions	(192,450)	(97,874)
Capital Share Transactions
Issued	297,897	438,533
Issued in Lieu of Cash Distributions	192,450	97,874
Redeemed	(374,181)	(163,233)
Net Increase (Decrease) from Capital Share Transactions	116,166	373,174
Total Increase (Decrease)	(1,009,078)	560,616
Net Assets
Beginning of Period	2,122,613	1,561,997
End of Period[4]	1,113,535	2,122,613

1  Dividends are net of foreign withholding taxes of $2,414,000.

2  Interest income from an affiliated company of the portfolio was $2,059,000.

3  Includes fiscal 2008 and 2007 short-term gain distributions totaling $18,287,000 and $18,822,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4  Net Assets—End of Period includes undistributed net investment income of $45,024,000 and $39,551,000. See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$23.84	$21.56	$17.37	$15.15	$12.84
Investment Operations
Net Investment Income	.532	.510[1]	.430[1]	.250	.230
Net Realized and Unrealized Gain (Loss)
on Investments	(10.352)	3.070	4.160	2.190	2.240
Total from Investment Operations	(9.820)	3.580	4.590	2.440	2.470
Distributions
Dividends from Net Investment Income	(.490)	(.400)	(.220)	(.220)	(.160)
Distributions from Realized Capital Gains	(1.720)	(.900)	(.180)	—	—
Total Distributions	(2.210)	(1.300)	(.400)	(.220)	(.160)
Net Asset Value, End of Period	$11.81	$23.84	$21.56	$17.37	$15.15

Total Return	–44.87%	17.41%	26.75%	16.31%	19.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,114	$2,123	$1,562	$840	$557
Ratio of Total Expenses to
Average Net Assets[2]	0.46%	0.45%	0.44%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.23%	2.22%	1.94%	1.99%
Portfolio Turnover Rate	59%	41%	29%	45%	36%

1  Calculated based on average shares outstanding.

2  Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.01%, 0.01%, (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

11

Vanguard International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America, Inc., and, beginning in February 2008, M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with M&G Investment Management Limited in February 2008, beginning January 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before an increase of $445,000 (0.03%) based on performance.

12

Vanguard International Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $274,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2008, these arrangements reduced the portfolio’s management and administrative expenses by $29,000 and custodian fees by $18,000. The total expense reduction represented an effective annual rate of 0.00%.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2008, the portfolio realized net foreign currency losses of $446,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2008, the portfolio had $47,398,000 of ordinary income available for distribution. The fund had available realized losses of $70,422,000 to offset future net capital gains of $28,902,000 through December 31, 2016, and $41,520,000 through December 31, 2017.

At December 31, 2008, the cost of investment securities for tax purposes was $1,597,750,000. Net unrealized depreciation of investment securities for tax purposes was $466,289,000, consisting of unrealized gains of $27,734,000 on securities that had risen in value since their purchase and $494,023,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	1,710	32,470	296
Topix Index	128	12,171	571

At December 31, 2008, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
3/25/09	EUR	23,113	USD	32,039	(1,356)
3/18/09	JPY	1,051,560	USD	11,619	250

EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

13

Vanguard International Portfolio

The portfolio had net unrealized foreign currency losses of $69,000 resulting from the translation of other assets and liabilities at December 31, 2008.

F. During the year ended December 31, 2008, the portfolio purchased $968,117,000 of investment securities and sold $956,577,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	17,818	19,211
Issued in Lieu of Cash Distributions	9,829	4,656
Redeemed	(22,366)	(7,265)
Net Increase (Decrease) in Shares Outstanding	5,281	16,602

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	186,966	867	(1,106)
Level 2—Other significant observable inputs	944,459	—	—
Level 3—Significant unobservable inputs	36	—	—
Total	1,131,461	867	(1,106)

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2008:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2007	—
Net Purchases (Sales)	211
Change in Unrealized Appreciation (Depreciation)	(175)
Balance as of December 31, 2008	36

14

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund International Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $131,493,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The portfolio will pass through to shareholders foreign source income of $54,915,000 and foreign taxes paid of $2,324,000. The pass-through of foreign taxes paid affects only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

15

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$614.14	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.35

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® Mid-Cap Index Portfolio

During what turned out to be one of the worst calendar years on record for the U.S. stock market, stocks of all sizes and valuations posted negative results. For the 12 months ended December 31, 2008, the Mid-Cap Index Portfolio returned –41.81%. The portfolio closely tracked its target index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The fiscal year was a period of extreme lows for the U.S. stock market. All ten sectors of the MSCI US Mid Cap 450 Index finished in negative territory.

The biggest losses stemmed from some of the index’s largest sectors: financials, energy, and industrials. In the financial sector, continued fallout from the subprime mortgage crisis crippled mortgage companies and big banks alike. In September, several of Wall Street’s largest financial institutions collapsed or required government rescues.

When oil prices hit record highs early in 2008, energy companies were among the index’s top performers. However, when prices later plummeted, these companies fell drastically. Among industrial stocks, machinery and construction companies dropped sharply as development plans were canceled or put on hold, victims of the struggling economy.

Since its inception in 1999, the Mid-Cap Index Portfolio has returned an average of 4.97% per year; the average return for mid-cap core funds is 4.50% for the same period. The portfolio’s returns have been in line with those of the its target index, a notable achievement in an otherwise lackluster period and a credit to the portfolio’s advisor, Vanguard Quantitative Equity Group.

The group uses proprietary software to manage a portfolio that has tightly tracked its benchmark, even in extreme investment environments. Low operating costs support the advisor in this task.

To say the least, the investment environment was challenging in 2008, a year that brought extreme volatility to the financial markets and saw the world fall into a potentially deep recession.

In our view, however, these events do nothing to invalidate the long-term case for equities. We expect stocks to outperform less risky assets precisely because stocks can occasionally produce such dismal returns. Financial theory and logic dictate that investors need to be compensated for this risk.

With extremely low costs, a proven record of closely tracking its index, and wide exposure to the mid-cap equity market, the Mid-Cap Index Portfolio can help put your investment program in position to benefit when the financial markets stage a recovery.

Total Returns
		February 9, 1999,[1] Through
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Mid-Cap Index Portfolio	–41.81%	4.97%
Spliced Mid-Cap Index[2]	–41.80	4.88
Average Mid-Cap Core Fund[3]	–38.53	4.50

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.33%

1 Portfolio inception.

2 Standard & Poor’s MidCap 400 Index through May 16, 2003; Morgan Stanley Capital International US Mid Cap 450 Index thereafter.

3	Derived from data provided by Lipper Inc.
4

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the Mid-Cap Index Portfolio’s expense ratio was 0.24%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	449	447	4,593
Median Market Cap	$3.7B	$3.7B	$25.3B
Price/Earnings Ratio	11.8x	11.6x	11.8x
Price/Book Ratio	1.4x	1.5x	1.7x
Yield[3]	2.2%	2.3%	2.8%
Return on Equity	17.0%	17.2%	20.8%
Earnings Growth Rate	17.9%	17.9%	17.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	32%	—	—
Expense Ratio
(12/31/2007)[4]	0.24%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.95
Beta	1.00	1.19

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	13.9%	13.9%	8.9%
Consumer Staples	5.4	5.4	11.2
Energy	8.3	8.3	12.4
Financials	17.5	17.6	15.6
Health Care	10.2	10.2	14.4
Industrials	15.3	15.2	11.2
Information Technology	12.8	12.8	15.2
Materials	6.0	6.0	3.3
Telecommunication
Services	2.5	2.5	3.4
Utilities	8.1	8.1	4.4

Investment Focus

Ten Largest Holdings[5] (% of total net assets)

C.H. Robinson	air freight
Worldwide Inc.	and logistics	0.7%
Annaly Capital
Management Inc. REIT	mortgage REITs	0.7
Noble Energy, Inc.	oil and gas
	exploration and
	production	0.7
Fluor Corp.	construction
	and engineering	0.6
Xcel Energy, Inc.	multi-utilities	0.6
Vulcan Materials Co.	construction
	materials	0.6
H&R Block, Inc.	specialized
	consumer services	0.6
Laboratory Corp. of
America Holdings	health care services	0.6
Parker Hannifin Corp.	industrial machinery	0.6
Expeditors International	air freight
of Washington, Inc.	and logistics	0.6
Top Ten		6.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 MSCI US Mid Cap 450 Index.

2	Dow Jones Wilshire 5000 Index.
3	30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4	The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.24%.
5	The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: February 9, 1999–December 31, 2008

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Mid-Cap Index Portfolio	–41.81%	–0.74%	4.97%	$16,162
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.50	9,517
Spliced Mid-Cap Index[2]	–41.80	–0.70	4.88	16,023
Average Mid-Cap Core Fund[3]	–38.53	–1.43	4.50	15,456

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2008

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: February 9, 1999.

2 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

3	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)[1]
Consumer Discretionary (13.9%)
	H&R Block, Inc.	120,599	2,740
*	AutoZone Inc.	16,303	2,274
	Genuine Parts Co.	59,334	2,246
	Sherwin-Williams Co.	36,573	2,185
	Mattel, Inc.	132,070	2,113
	Tim Hortons, Inc.	67,105	1,935
	VF Corp.	31,928	1,749
	Ross Stores, Inc.	48,730	1,449
	Cablevision Systems
	NY Group Class A	85,463	1,439
*	O’Reilly Automotive, Inc.	46,525	1,430
*	Dollar Tree, Inc.	33,030	1,381
	Darden Restaurants Inc.	48,637	1,370
	Hasbro, Inc.	46,586	1,359
	DeVry, Inc.	23,620	1,356
*	ITT Educational Services, Inc.	14,200	1,349
	Family Dollar Stores, Inc.	48,659	1,269
*	GameStop Corp. Class A	56,982	1,234
	Advance Auto Parts, Inc.	35,003	1,178
	Whirlpool Corp.	27,326	1,130
	Limited Brands, Inc.	112,012	1,125
	Tiffany & Co.	46,200	1,092
*	Toll Brothers, Inc.	49,495	1,061
*	Priceline.com, Inc.	13,534	997
	Newell Rubbermaid, Inc.	101,361	991
*^	Wynn Resorts Ltd.	22,515	951
	Polo Ralph Lauren Corp.	20,600	935
	BorgWarner, Inc.	42,373	922
	Black & Decker Corp.	21,996	920
*	Mohawk Industries, Inc.	21,248	913
	Leggett & Platt, Inc.	58,644	891
	The Stanley Works	25,942	885
	Pulte Homes, Inc.	80,124	876
	Washington Post Co. Class B	2,206	861
	PetSmart, Inc.	46,402	856
	Burger King Holdings Inc.	34,575	826

	Nordstrom, Inc.	58,913	784
	D. R. Horton, Inc.	103,700	733
	Abercrombie & Fitch Co.	31,776	733
	Scripps Networks Interactive	32,439	714
	Royal Caribbean Cruises, Ltd.	50,688	697
*	Discovery
	Communications Inc.
	Class A	48,911	693
	Eastman Kodak Co.	104,829	690
*	Interpublic Group of Cos., Inc.	173,501	687
*	Discovery
	Communications Inc.
	Class C	51,311	687
*	NVR, Inc.	1,496	683
	Gannett Co., Inc.	82,940	664
*	Urban Outfitters, Inc.	42,581	638
*	CarMax, Inc.	80,412	634
	American Eagle Outfitters, Inc.	67,575	633
*	Expedia, Inc.	71,434	589
*	Penn National Gaming, Inc.	26,462	566
	Autoliv, Inc.	26,354	566
	RadioShack Corp.	45,546	544
	General Motors Corp.	165,913	531
	Virgin Media Inc.	101,869	508
*	The Goodyear
	Tire & Rubber Co.	83,841	501
	Centex Corp.	45,221	481
*	AutoNation, Inc.	48,516	479
	Wyndham Worldwide Corp.	65,024	426
	Foot Locker, Inc.	56,707	416
	Brinker International, Inc.	36,670	387
	KB Home	27,618	376
	Weight Watchers
	International, Inc.	12,763	375
	Lennar Corp. Class A	42,572	369
	New York Times Co. Class A	49,124	360
	WABCO Holdings Inc.	21,338	337
	Harman International
	Industries, Inc.	20,003	335
*	Lamar Advertising Co.
	Class A	26,166	329
	Guess ?, Inc.	20,788	319
	Williams-Sonoma, Inc.	32,635	257
*	Sirius XM Radio Inc.	1,032,746	124
*	Clear Channel Outdoor
	Holdings, Inc. Class A	14,419	89
*	CTC Media, Inc.	16,288	78
	Lennar Corp. Class B	4,820	31
			65,331
Consumer Staples (5.4%)
	Bunge Ltd.	44,547	2,306
	Molson Coors Brewing Co.
	Class B	45,567	2,229

	J.M. Smucker Co.	43,266	1,876
*	Dr. Pepper Snapple
	Group, Inc.	92,923	1,510
	Church & Dwight, Inc.	24,441	1,372
	McCormick & Co., Inc.	42,473	1,353
	Coca-Cola Enterprises, Inc.	107,034	1,288
	Brown-Forman Corp. Class B	24,943	1,284
*	Ralcorp Holdings, Inc.	20,639	1,205
	The Estee Lauder Cos. Inc.
	Class A	38,502	1,192
	The Pepsi Bottling Group, Inc.	50,750	1,142
	SuperValu Inc.	77,819	1,136
*	Constellation Brands, Inc.
	Class A	71,132	1,122
*	Energizer Holdings, Inc.	20,161	1,092
*	Dean Foods Co.	55,802	1,003
	Tyson Foods, Inc.	106,168	930
*	Hansen Natural Corp.	27,078	908
	Hormel Foods Corp.	27,363	850
*	Smithfield Foods, Inc.	45,321	638
	Whole Foods Market, Inc.	51,138	483
	PepsiAmericas, Inc.	23,340	475
			25,394
Energy (8.3%)
	Noble Energy, Inc.	63,331	3,117
	Noble Corp.	98,554	2,174
	El Paso Corp.	256,813	2,011
	Range Resources Corp.	56,805	1,954
*	Ultra Petroleum Corp.	55,975	1,932
	CONSOL Energy, Inc.	67,154	1,919
	Sunoco, Inc.	42,814	1,861
*	Cameron International Corp.	79,778	1,635
	ENSCO International, Inc.	52,560	1,492
*	Petrohawk Energy Corp.	90,539	1,415
	BJ Services Co.	107,617	1,256
*	Nabors Industries, Inc.	102,496	1,227
*	FMC Technologies Inc.	46,752	1,114
*	Pride International, Inc.	63,329	1,012
*	Kinder Morgan
	Management, LLC	25,171	1,006
	Cabot Oil & Gas Corp.	37,847	984
*	Denbury Resources, Inc.	89,962	982
*	Newfield Exploration Co.	48,506	958
*	Plains Exploration &
	Production Co.	39,235	912

	Helmerich & Payne, Inc.	38,332	872
	Arch Coal, Inc.	52,620	857
	Cimarex Energy Co.	30,332	812
	Tidewater Inc.	17,889	720
	Pioneer Natural Resources Co.	43,618	706
	Tesoro Corp.	50,476	665
	Patterson-UTI Energy, Inc.	57,137	658
	Rowan Cos., Inc.	41,317	657
*	Forest Oil Corp.	31,300	516
*	IHS Inc. Class A	13,422	502
*	Exterran Holdings, Inc.	22,914	488
	Frontier Oil Corp.	38,073	481
	Massey Energy Co.	30,603	422
*	Alpha Natural Resources, Inc.	25,778	417
*	Continental Resources, Inc.	18,450	382
	Walter Industries, Inc.	20,169	353
*	CNX Gas Corp.	10,939	299
*	SandRidge Energy, Inc.	38,908	239
*	Quicksilver Resources, Inc.	37,455	209
			39,216

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Financials (17.6%)
	Annaly Capital
	Management Inc. REIT	197,227	3,130
	HCP, Inc. REIT	91,459	2,540
	Unum Group	126,567	2,354
	People’s United Financial Inc.	127,052	2,265
	Plum Creek Timber Co. Inc.
	REIT	62,744	2,180
	Ventas, Inc. REIT	52,391	1,759
	Everest Re Group, Ltd.	22,651	1,725
	Avalonbay Communities, Inc.
	REIT	28,294	1,714
*	IntercontinentalExchange Inc.	20,735	1,709
	W.R. Berkley Corp.	53,761	1,667
	Cincinnati Financial Corp.	56,524	1,643
	Willis Group Holdings Ltd.	61,647	1,534
	Kimco Realty Corp. REIT	83,773	1,531
	Health Care Inc. REIT	35,652	1,504
	Axis Capital Holdings Ltd.	50,468	1,470
	New York Community
	Bancorp, Inc.	119,647	1,431
	Torchmark Corp.	31,890	1,425
	PartnerRe Ltd.	19,416	1,384
	Host Hotels & Resorts Inc.
	REIT	180,459	1,366
	Federal Realty Investment
	Trust REIT	21,622	1,342
	Assurant, Inc.	43,513	1,305
	Fidelity National
	Financial, Inc. Class A	73,475	1,304
*	Nasdaq Stock Market Inc.	51,333	1,268
*	TD Ameritrade Holding Corp.	86,710	1,236
	Regency Centers Corp. REIT	25,568	1,194
	Marshall & Ilsley Corp.	85,379	1,165
*	Reinsurance Group of
	America, Inc.	26,434	1,132
	HCC Insurance Holdings, Inc.	41,948	1,122
	Legg Mason Inc.	51,165	1,121
	RenaissanceRe Holdings Ltd.	21,394	1,103
	Comerica, Inc.	55,056	1,093
*	Arch Capital Group Ltd.	15,337	1,075
	Commerce Bancshares, Inc.	23,460	1,031
*	Markel Corp.	3,426	1,024
	Nationwide Health
	Properties, Inc. REIT	35,266	1,013
	Cullen/Frost Bankers, Inc.	19,514	989
	Huntington Bancshares Inc.	127,321	975
	Zions Bancorp	39,265	962
	Old Republic
	International Corp.	79,849	952
	Associated Banc-Corp.	44,170	924

	Brown & Brown, Inc.	43,850	916
	Rayonier Inc. REIT	28,806	903
	Nationwide Financial
	Services, Inc.	16,984	887
	Synovus Financial Corp.	102,792	853
	Eaton Vance Corp.	39,934	839
	AMB Property Corp. REIT	35,702	836
	First American Corp.	28,662	828
*	The St. Joe Co.	33,613	817
	Liberty Property Trust REIT	35,781	817
	First Horizon National Corp.	74,926	792
	White Mountains Insurance
	Group Inc.	2,958	790
	SEI Investments Co.	48,856	768
	City National Corp.	14,948	728
	UDR, Inc. REIT	49,616	684
	American Financial Group, Inc.	27,378	626
*	Sovereign Bancorp, Inc.	205,539	613
	Camden Property Trust REIT	19,488	611
	CIT Group Inc.	132,177	600
	Raymond James
	Financial, Inc.	34,888	598
	Duke Realty Corp. REIT	53,787	590
	TCF Financial Corp.	43,061	588
	Jefferies Group, Inc.	41,538	584
	Weingarten Realty Investors
	REIT	27,719	574
	Federated Investors, Inc.	33,206	563
	SL Green Realty Corp. REIT	21,262	551
	TFS Financial Corp.	41,391	534
	Hospitality Properties Trust
	REIT	34,433	512
	Popular, Inc.	97,622	504
	The Macerich Co. REIT	27,380	497
	Janus Capital Group Inc.	58,104	467
	Mercury General Corp.	10,089	464
	Genworth Financial Inc.	158,330	448
	XL Capital Ltd. Class A	110,838	410
	Transatlantic Holdings, Inc.	9,588	384
	Capitol Federal Financial	8,029	366
	Apartment Investment &
	Management Co. Class A
	REIT	30,994	358
	BOK Financial Corp.	8,567	346
*	CB Richard Ellis Group, Inc.	78,412	339
	CapitalSource Inc. REIT	69,800	322
	^MBIA, Inc.	74,011	301
	American Capital Ltd.	74,820	242
	Developers Diversified
	Realty Corp. REIT	43,693	213
	Allied Capital Corp.	65,436	176
	Forest City Enterprise Class A	23,100	155
	Student Loan Corp.	1,388	57
	National City Corp.	19,561	35
			82,747

Health Care (10.2%)
*	Laboratory Corp. of
	America Holdings	40,814	2,629
*	Humana Inc.	61,916	2,308
	AmerisourceBergen Corp.	58,074	2,071
*	Cephalon, Inc.	24,928	1,920
*	DaVita, Inc.	38,317	1,899
*	Intuitive Surgical, Inc.	14,270	1,812
*	Vertex Pharmaceuticals, Inc.	54,477	1,655
*	Varian Medical Systems, Inc.	45,718	1,602
*	Hospira, Inc.	58,395	1,566
	DENTSPLY International Inc.	51,638	1,458
*	Life Technologies Corp.	62,171	1,449
*	Waters Corp.	36,314	1,331
*	Hologic, Inc.	93,760	1,225
*	Henry Schein, Inc.	32,699	1,200
	Omnicare, Inc.	43,198	1,199
*	Illumina, Inc.	44,458	1,158
*	Endo Pharmaceuticals
	Holdings, Inc.	44,132	1,142
	Pharmaceutical Product
	Development, Inc.	39,331	1,141
*	Edwards Lifesciences Corp.	20,515	1,127
*	Myriad Genetics, Inc.	16,694	1,106
*	Mylan Inc.	111,362	1,101
*	Covance, Inc.	23,010	1,059
*	Millipore Corp.	20,221	1,042
*	ResMed Inc.	27,700	1,038
	IMS Health, Inc.	66,567	1,009
	Beckman Coulter, Inc.	22,717	998
*	Alexion Pharmaceuticals, Inc.	26,773	969
*	Cerner Corp.	25,109	965
*	King Pharmaceuticals, Inc.	90,175	958
	Perrigo Co.	29,028	938
	Techne Corp.	13,369	863
*	Coventry Health Care Inc.	54,258	807
*	Lincare Holdings, Inc.	26,839	723
*	Charles River Laboratories, Inc.	24,883	652
*	Patterson Companies, Inc.	33,174	622
*	Amylin Pharmaceuticals, Inc.	50,179	544
*	Warner Chilcott Ltd.	36,758	533
*	Community Health
	Systems, Inc.	35,059	511
*	Sepracor Inc.	39,867	438
*	Health Net Inc.	39,288	428
*	Kinetic Concepts, Inc.	19,751	379
*	WellCare Health Plans Inc.	15,359	198
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	3,157	134
			47,907

Industrials (15.3%)
	C.H. Robinson Worldwide Inc.	62,293	3,428
	Fluor Corp.	65,630	2,945
	Parker Hannifin Corp.	61,434	2,613
	Expeditors International of
	Washington, Inc.	78,104	2,599
	Rockwell Collins, Inc.	58,471	2,286
	Dover Corp.	68,809	2,265
*	Jacobs Engineering Group Inc.	44,893	2,159
	Pitney Bowes, Inc.	76,150	1,940
	Cummins Inc.	70,570	1,886
	W.W. Grainger, Inc.	23,745	1,872
	Cooper Industries, Inc.
	Class A	63,804	1,865
*	Iron Mountain, Inc.	69,957	1,730
	Goodrich Corp.	45,906	1,699
	Rockwell Automation, Inc.	50,699	1,635
*	Stericycle, Inc.	31,278	1,629
	Fastenal Co.	46,249	1,612
	The Dun & Bradstreet Corp.	20,059	1,549
	Masco Corp.	135,067	1,503
	Roper Industries Inc.	32,863	1,427
*	Delta Air Lines Inc.	111,057	1,273
*	Quanta Services, Inc.	63,887	1,265
	Pall Corp.	43,992	1,251
	Equifax, Inc.	46,920	1,244
*	Foster Wheeler Ltd.	52,904	1,237
	Ametek, Inc.	39,093	1,181
	Cintas Corp.	50,611	1,176
	Avery Dennison Corp.	35,180	1,151
	Robert Half International, Inc.	54,150	1,127
	Flowserve Corp.	21,028	1,083
	R.R. Donnelley & Sons Co.	76,851	1,044
*	Alliant Techsystems, Inc.	12,106	1,038
*	Covanta Holding Corp.	44,978	988
	Manpower Inc.	28,955	984
*	AMR Corp.	92,171	983
	KBR Inc.	62,241	946

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Joy Global Inc.	39,443	903
	Donaldson Co., Inc.	25,595	861
	Harsco Corp.	30,822	853
*	FTI Consulting, Inc.	18,585	830
*	McDermott International, Inc.	82,881	819
	Pentair, Inc.	34,286	812
	SPX Corp.	19,824	804
	Ryder System, Inc.	20,717	803
*	AGCO Corp.	33,535	791
	J.B. Hunt Transport
	Services, Inc.	29,887	785
*	Copart, Inc.	26,651	725
*	Kansas City Southern	33,144	631
*	Shaw Group, Inc.	30,609	627
*	Terex Corp.	35,579	616
*	SunPower Corp. Class A	14,317	530
	Bucyrus International, Inc.	27,352	507
*	Monster Worldwide Inc.	41,465	501
*	Navistar International Corp.	23,415	501
*	Owens Corning Inc.	28,291	489
*	SunPower Corp. Class B	15,417	469
	The Manitowoc Co., Inc.	47,161	408
*	Spirit Aerosystems
	Holdings Inc.	37,376	380
*	Hertz Global Holdings Inc.	53,000	269
*	USG Corp.	27,000	217
			71,744
Information Technology (12.8%)
*	Fiserv, Inc.	60,156	2,188
*	Computer Sciences Corp.	55,489	1,950
*	Cognizant Technology
	Solutions Corp.	106,806	1,929
*	McAfee Inc.	55,459	1,917
	Harris Corp.	49,225	1,873
*	BMC Software, Inc.	69,586	1,873
	Altera Corp.	110,207	1,841
	Xilinx, Inc.	101,262	1,804
	Linear Technology Corp.	81,156	1,795
*	Autodesk, Inc.	82,090	1,613
*	Citrix Systems, Inc.	66,836	1,575
	Amphenol Corp.	64,629	1,550
*	Affiliated Computer
	Services, Inc. Class A	33,210	1,526
*	FLIR Systems, Inc.	48,430	1,486
	KLA-Tencor Corp.	63,354	1,380
*	VeriSign, Inc.	70,814	1,351
	Microchip Technology, Inc.	67,315	1,315
*	SAIC, Inc.	67,283	1,311
*	Marvell Technology
	Group Ltd.	187,758	1,252
*	salesforce.com, inc.	37,760	1,209
*	Alliance Data Systems Corp.	24,731	1,151
	Fidelity National Information
	Services, Inc.	69,354	1,128

	Lender Processing
	Services, Inc.	34,696	1,022
*	Avnet, Inc.	55,078	1,003
*	LAM Research Corp.	45,980	978
*	Teradata Corp.	65,289	968
*	Synopsys, Inc.	52,241	968
	Global Payments Inc.	29,179	957
*	Trimble Navigation Ltd.	44,133	954
*	Akamai Technologies, Inc.	61,588	929
*	Western Digital Corp.	81,103	929
*	Red Hat, Inc.	69,717	922
*	Hewitt Associates, Inc.	32,086	911
*	Lexmark International, Inc.	32,078	863
	Total System Services, Inc.	61,628	863
*	NCR Corp.	59,814	846
	National Semiconductor Corp.	83,898	845
*	Mettler-Toledo International Inc.	12,449	839
*	Arrow Electronics, Inc.	43,710	824
*	SanDisk Corp.	81,973	787
*	Flextronics International Ltd.	305,227	781
*	LSI Corp.	234,356	771
*	Micron Technology, Inc.	277,219	732
*	Ingram Micro, Inc. Class A	54,288	727
*	Nuance Communications, Inc.	66,325	687
*	Dolby Laboratories Inc.	18,940	620
*	Tellabs, Inc.	137,781	568
*	DST Systems, Inc.	14,196	539
	Molex, Inc.	34,638	502
*	Advanced Micro Devices, Inc.	221,603	479
*	Novellus Systems, Inc.	36,357	449
	Jabil Circuit, Inc.	65,290	441
	Intersil Corp.	45,346	417
*	Cadence Design Systems, Inc.	94,078	344
*	JDS Uniphase Corp.	79,088	289
	Molex, Inc. Class A	16,068	208
			59,979
Materials (6.0%)
	Vulcan Materials Co.	40,240	2,800
	Sigma-Aldrich Corp.	46,129	1,948
*	Owens-Illinois, Inc.	61,133	1,671
	Martin Marietta Materials, Inc.	15,162	1,472
	Ball Corp.	33,646	1,399
*	Pactiv Corp.	47,981	1,194
	FMC Corp.	25,920	1,159
*	Crown Holdings, Inc.	59,022	1,133
	Airgas, Inc.	27,249	1,062
	Cliffs Natural Resources Inc.	38,946	997
	CF Industries Holdings, Inc.	19,603	964
	Lubrizol Corp.	24,667	898
	Eastman Chemical Co.	27,841	883
	Bemis Co., Inc.	36,563	866
	Sealed Air Corp.	57,585	860
	Allegheny Technologies Inc.	32,989	842
	Sonoco Products Co.	36,314	841
	International Flavors &
	Fragrances, Inc.	25,750	765

	MeadWestvaco Corp.	62,329	697
	Steel Dynamics, Inc.	62,212	696
	Celanese Corp. Series A	54,777	681
	Albemarle Corp.	26,717	596
	Nalco Holding Co.	51,364	593
	Terra Industries, Inc.	33,638	561
	Commercial Metals Co.	41,922	498
	Reliance Steel &
	Aluminum Co.	24,101	481
	AK Steel Holding Corp.	40,605	378
	Titanium Metals Corp.	42,551	375
*	Domtar Corp.	188,191	314
	Ashland, Inc.	25,412	267
	Huntsman Corp.	59,340	204
			28,095
Telecommunication Services (2.5%)
	Embarq Corp.	52,219	1,878
*	Crown Castle
	International Corp.	99,586	1,751
	Windstream Corp.	161,032	1,481
*	MetroPCS
	Communications Inc.	76,830	1,141
*	NII Holdings Inc.	60,599	1,102
	Frontier
	Communications Corp.	115,570	1,010
	CenturyTel, Inc.	35,543	971
	Telephone & Data
	Systems, Inc.	24,288	771
*	Leap Wireless
	International, Inc.	20,272	545
*	Level 3 Communications, Inc.	570,222	399
	Telephone & Data
	Systems, Inc. -
	Special Common Shares	14,085	396
*	U.S. Cellular Corp.	6,978	302
			11,747
Utilities (8.1%)
	Xcel Energy, Inc.	157,900	2,929
	DTE Energy Co.	59,773	2,132
	Allegheny Energy, Inc.	61,877	2,095
	Questar Corp.	63,573	2,078
*	NRG Energy, Inc.	82,123	1,916
	Wisconsin Energy Corp.	42,858	1,799
	Equitable Resources, Inc.	45,562	1,529
	CenterPoint Energy Inc.	118,969	1,501
	SCANA Corp.	40,695	1,449
	NSTAR	39,048	1,425
	Pepco Holdings, Inc.	79,173	1,406

	MDU Resources Group, Inc.	63,812	1,377
	Northeast Utilities	57,039	1,372
	Puget Energy, Inc.	47,451	1,294
*	Mirant Corp.	67,912	1,282
	Integrys Energy Group, Inc.	28,035	1,205
	Pinnacle West Capital Corp.	36,899	1,185
	Alliant Energy Corp.	40,374	1,178
	NiSource, Inc.	100,246	1,100
	ONEOK, Inc.	36,300	1,057
	TECO Energy, Inc.	77,927	962
	DPL Inc.	41,405	946
	NV Energy Inc.	85,192	843
	National Fuel Gas Co.	26,771	839
	CMS Energy Corp.	82,094	829
*	Reliant Energy, Inc.	126,976	734
	Energen Corp.	24,839	729
	American Water
	Works Co., Inc.	23,460	490
*	Dynegy, Inc.	184,074	368
			38,049
Total Common Stocks
(Cost $766,925)			470,209

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 1.378%	1,026,400	1,026
	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
4 Federal Home
Loan Mortgage Corp.
5 1.206%, 4/30/09	500	500
Total Temporary Cash Investments
(Cost $1,524)		1,526
Total Investments (100.4%)
(Cost $768,449)		471,735
Other Assets and Liabilities (–0.4%)
Other Assets		3,622
Liabilities[3]		(5,504)
		(1,882)
Net Assets (100%)
Applicable to 50,938,814 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		469,853
Net Asset Value Per Share		$9.22

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	741,266
Undistributed Net Investment Income	7,516
Accumulated Net Realized Gains	17,759
Unrealized Appreciation (Depreciation)
Investment Securities	(296,714)
Futures Contracts	26
Net Assets	469,853

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $968,000.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.2% and 0.2%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Includes $1,026,000 of collateral received for securities on loan.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
5	Securities with a value of $500,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends	9,801
Interest[1]	45
Security Lending	424
Total Income	10,270
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative	1,252
Marketing and Distribution	189
Custodian Fees	90
Auditing Fees	23
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	1,639
Net Investment Income	8,631
Realized Net Gain (Loss)
Investment Securities Sold	18,398
Futures Contracts	(337)
Realized Net Gain (Loss)	18,061
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(375,512)
Futures Contracts	5
Change in Unrealized Appreciation
(Depreciation)	(375,507)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(348,815)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,631	10,757
Realized Net Gain (Loss)	18,061	96,089
Change in Unrealized Appreciation (Depreciation)	(375,507)	(58,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	(348,815)	48,312
Distributions
Net Investment Income	(10,944)	(10,474)
Realized Capital Gain[2]	(96,312)	(88,224)
Total Distributions	(107,256)	(98,698)
Capital Share Transactions
Issued	114,132	153,054
Issued in Lieu of Cash Distributions	107,256	98,698
Redeemed	(136,111)	(158,170)
Net Increase (Decrease) from Capital Share Transactions	85,277	93,582
Total Increase (Decrease)	(370,794)	43,196
Net Assets
Beginning of Period	840,647	797,451
End of Period[3]	469,853	840,647

1 Interest income from an affiliated company of the portfolio was $34,000.

2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $10,069,000 and $7,453,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $7,516,000 and $9,829,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.58	$19.85	$18.35	$16.27	$13.64
Investment Operations
Net Investment Income	.180	.240	.250	.210	.160
Net Realized and Unrealized Gain (Loss)
on Investments	(7.090)	.940	2.220	2.040	2.590
Total from Investment Operations	(6.910)	1.180	2.470	2.250	2.750
Distributions
Dividends from Net Investment Income	(.250)	(.260)	(.200)	(.170)	(.120)
Distributions from Realized Capital Gains	(2.200)	(2.190)	(.770)	—	—
Total Distributions	(2.450)	(2.450)	(.970)	(.170)	(.120)
Net Asset Value, End of Period	$9.22	$18.58	$19.85	$18.35	$16.27

Total Return	–41.81%	6.14%	13.75%	13.97%	20.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$470	$841	$797	$677	$524
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.25%	1.39%	1.30%	1.24%
Portfolio Turnover Rate	32%	35%	35%	21%	21%

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Vanguard Mid-Cap Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008) and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $8,514,000 of ordinary income and $22,172,000 of long-term capital gains available for distribution. The portfolio realized capital losses of $4,167,000 between November 1, 2008, and December 31, 2008, which are available to offset future net capital gains.

At December 31 2008, the cost of investment securities for tax purposes was $768,453,000. Net unrealized depreciation of investment securities for tax purposes was $296,718,000, consisting of unrealized gains of $8,425,000 on securities that had risen in value since their purchase and $305,143,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	2	537	26

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2008, the portfolio purchased $220,037,000 of investment securities and sold $229,302,000 of investment securities other than temporary cash investments.

Vanguard Mid-Cap Index Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	8,416	7,920
Issued in Lieu of Cash Distributions	7,553	5,396
Redeemed	(10,280)	(8,245)
Net Increase (Decrease) in Shares Outstanding	5,689	5,071

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	471,235	26
Level 2—Other significant observable inputs	500	—
Level 3—Significant unobservable inputs	—	—
Total	471,735	26

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable
Insurance Fund Mid-Cap Index Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $86,243,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 85.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$631.51	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 2.83% for 2008, outperforming both the return of its benchmark index and the average result for its peer group.

Note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. As is expected, but not guaranteed, the portfolio maintained a net asset value of $1 per share.

Money market yields tumbled as the Fed cut short-term rates

A “flight to quality” continued to dominate the financial markets for 2008 as investors sought a safe haven—primarily, U.S. Treasury securities. As the depth of the subprime market’s weakness became clear, distress spread to just about every segment of the fixed income market.

The U.S. Federal Reserve Board responded by creating new lending programs and dramatically easing monetary policy. As a result, prices for high-quality short-term securities rose during the year as yields fell, particularly among Treasuries. In fact, worries over the creditworthiness of nongovernmental debt caused the yield of 3-month Treasury bills to fall to 0% in December.

In this environment, Vanguard Money Market Portfolio posted a much lower yearly return than for 2007. However, its 2.83% result easily outpaced its comparative standards (see the table below).

The portfolio’s outperformance was helped, as always, by its significantly lower cost compared with peer-group funds. The portfolio’s modest expense ratio stands in stark contrast to the industry’s average expense ratio.

The portfolio’s diversified stance—among other issues, it had significant positions in high-quality bank certificates of deposit and commercial paper, in addition to U.S. Treasury and agency securities—was a crucial advantage in producing a benchmark-beating return. These higher-yielding securities further supported the portfolio, despite the flight-to-quality-driven decline in yields of Treasury bills.

In October, the portfolio elected to participate in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. In December, the portfolio agreed to participate in the extension of this program, which is scheduled to run through April 30, 2009. We have the highest confidence in the stability and liquidity of our money market funds, and we do not believe the portfolio will ever need this support. We reasoned that our participation in the program could help bring stability to the credit markets, a development that would help Vanguard and other money market providers.

2008’s success was consistent with the portfolio’s track record

A look at the portfolio’s record over the past decade reveals that its outperformance in 2008 was part of a long-term pattern. Because the variety of money market instruments is limited, money market funds can try to produce superior net returns either by reducing costs or taking on more risk. Vanguard eschews the latter strategy. Over time, our emphasis on low costs and the high-quality securities has proved rewarding for shareholders.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Money Market Portfolio
(7-Day SEC Annualized Yield: 2.42%)	2.83%	3.61%
Citigroup 3-Month U.S. Treasury Bill Index	1.80	3.30

Average Money Market Fund[1]	2.04	2.86

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.15%	0.90%

1	Derived from data provided by Lipper Inc.
2

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Money Market Portfolio

Portfolio Profile

As of December 31, 2008

Financial Attributes

Yield[1]	2.4%
Average Weighted Maturity	61 days
Average Quality[2]	Aa1
Expense Ratio (12/31/2007)[3]	0.15%

Sector Diversification[4] (% of portfolio)

Bank Notes	0.5%
Finance
Commercial Paper	15.5
Certificates of Deposit	39.4
Treasury/Agency	44.6

Distribution by Credit Quality[2] (% of portfolio)

Aaa	46.6%
Aa	46.7
A	6.7

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.

2 Source: Moody’s Investors Service.

3 The portfolio expense ratios shown are from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the Money Market Portfolio’s expense ratio was 0.16%.

4	The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. (For details on the portfolio’s participation in the U.S. Treasury temporary guarantee program, please see the note on page 1.) The portfolio’s SEC 7-day annualized yield as of December 31, 2008, was 2.42%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	2.83%	3.50%	3.61%	$14,259
Citigroup 3-Month Treasury Bill Index	1.80	3.10	3.30	13,831
Average Money Market Fund[1]	2.04	2.73	2.86	13,260

Fiscal Year Total Returns (%): December 31, 1998–December 31, 2008

1 Derived from data privided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

U.S. Treasury Temporary Guarantee Program for Money Market Funds

The Money Market Portfolio is participating in the U.S. Treasury’s Temporary Guarantee Program, which provides a guarantee to portfolio shareholders based on the number of shares they owned at the close of business on September 19, 2008. Program details:

•    Any increase in the number of shares an investor held after September 19 will not be guaranteed.

• If a customer closes his or her account in the portfolio, any future investment in the portfolio will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19 or the current amount, whichever is less.

The program will expire on April 30, 2009, unless it is extended by the Treasury.

3

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (44.4%)
2	Federal Home Loan Bank	2.179%	1/2/09	2,859	2,859
2	Federal Home Loan Bank	2.558%	2/2/09	22,813	22,761
[2,3]	Federal Home Loan Bank	2.116%	2/18/09	35,000	35,000
2	Federal Home Loan Bank	2.725%	2/27/09	2,750	2,738
[2,3]	Federal Home Loan Bank	2.076%	3/5/09	13,000	13,000
2	Federal Home Loan Bank	2.833%	3/27/09	8,750	8,692
[2,3]	Federal Home Loan Bank	1.466%	3/29/09	60,000	60,000
2	Federal Home Loan Bank	1.917%–
		3.045%	4/22/09	24,789	24,576
2	Federal Home Loan Bank	1.816%	5/13/09	10,000	9,934
2	Federal Home Loan
	Mortgage Corp	1.916%	4/14/09	5,000	4,973
2	Federal Home Loan
	Mortgage Corp.	2.265%	1/26/09	1,965	1,962
2	Federal Home Loan
	Mortgage Corp.	1.760%	1/30/09	20,000	19,972
2	Federal Home Loan
	Mortgage Corp.	1.710%	2/9/09	5,000	4,991
2	Federal Home Loan
	Mortgage Corp.	2.377%	2/10/09	25,000	24,934
2	Federal Home Loan
	Mortgage Corp.	2.623%	2/18/09	20,000	19,931
2	Federal Home Loan
	Mortgage Corp.	1.913%	3/18/09	5,000	4,980
2	Federal Home Loan
	Mortgage Corp.	3.242%	3/30/09	10,000	9,922
2	Federal Home Loan
	Mortgage Corp.	1.814%	4/6/09	10,000	9,953
2	Federal Home Loan
	Mortgage Corp.	1.916%	4/15/09	3,000	2,984
2	Federal Home Loan
	Mortgage Corp.	2.944%	5/1/09	30,000	29,710
2	Federal Home Loan
	Mortgage Corp.	2.327%	5/4/09	7,500	7,441
2	Federal Home Loan
	Mortgage Corp.	1.521%	5/11/09	4,815	4,789
2	Federal Home Loan
	Mortgage Corp.	1.207%	5/15/09	5,000	4,978
2	Federal Home Loan
	Mortgage Corp.	1.767%	6/2/09	5,000	4,963

2	Federal Home Loan
	Mortgage Corp.	0.857%	12/7/09	2,290	2,272
[2,3]	Federal National Mortgage Assn.	4.038%	1/6/09	50,000	50,000
2	Federal National Mortgage Assn.	1.707%	1/7/09	2,010	2,009
2	Federal National Mortgage Assn.	1.607%	1/8/09	10,000	9,997
2	Federal National Mortgage Assn.	1.759%	1/28/09	20,000	19,974
2	Federal National Mortgage Assn.	2.832%	3/23/09	30,000	29,811
2	Federal National Mortgage Assn.	3.036%	4/15/09	6,615	6,558
2	Federal National Mortgage Assn.	2.974%	4/22/09	3,000	2,973
2	Federal National Mortgage Assn.	1.501%	5/13/09	10,386	10,329
2	Federal National Mortgage Assn.	2.328%	5/14/09	20,000	19,830
2	Federal National Mortgage Assn.	1.766%	6/2/09	40,000	39,704
2	Federal National Mortgage Assn.	1.309%	6/22/09	8,000	7,950
	U.S. Treasury Bill	2.052%	1/8/09	50,000	49,980
	U.S. Treasury Bill	1.967%	1/15/09	25,000	24,981
	U.S. Treasury Bill	1.939%	1/22/09	25,000	24,972
	U.S. Treasury Bill	1.939%	2/5/09	100,000	99,813
	U.S. Treasury Bill	2.041%	2/12/09	80,000	79,811
	U.S. Treasury Bill	2.000%	2/19/09	60,000	59,838
	U.S. Treasury Bill	1.944%	2/26/09	60,000	59,820
Total U.S. Government and Agency Obligations (Cost $936,665)				936,665
Commercial Paper (15.4%)
Finance—Auto (2.2%)
	American Honda Finance Corp.	2.921%	1/14/09	975	974
	American Honda Finance Corp.	2.819%	1/29/09	3,000	2,993
	American Honda Finance Corp.	2.618%–
		2.821%	2/9/09	3,875	3,864
	Toyota Motor Credit Corp.	3.786%	1/5/09	1,000	1,000
	Toyota Motor Credit Corp.	3.175%	1/20/09	6,000	5,990
	Toyota Motor Credit Corp.	2.668%	2/3/09	4,235	4,225
	Toyota Motor Credit Corp.	2.010%–
		2.720%	2/10/09	9,235	9,211
	Toyota Motor Credit Corp.	2.212%	2/12/09	5,000	4,987
	Toyota Motor Credit Corp.	2.466%	3/4/09	5,000	4,979
	Toyota Motor Credit Corp.	2.313%	3/11/09	4,500	4,480
	Toyota Motor Credit Corp.	3.697%	4/7/09	3,000	2,971
					45,674
Finance—Other (5.5%)
4	CAFCO, LLC	3.021%	1/21/09	10,000	9,983
4	CAFCO, LLC	4.099%	1/30/09	3,000	2,990
4	CIESCO, LLC	4.099%	1/30/09	10,500	10,466
	General Electric Capital Corp.	3.991%	1/8/09	6,000	5,995
	General Electric Capital Corp.	3.941%	1/20/09	15,000	14,969
	General Electric Capital Corp.	1.808%	2/23/09	20,000	19,947
4	GOVCO, LLC	4.038%	1/9/09	3,000	2,997
4	GOVCO, LLC	2.262%	1/28/09	750	749
4	Old Line Funding LLC	2.413%	1/21/09	1,000	999
4	Old Line Funding LLC	2.261%–
		4.044%	1/23/09	5,805	5,795
4	Old Line Funding LLC	3.023%	1/28/09	2,450	2,445
4	Park Avenue
	Receivables Co., LLC	3.990%–
		4.041%	1/15/09	9,042	9,028
4	Park Avenue
	Receivables Co., LLC	3.990%	1/16/09	3,000	2,995
4	Yorktown Capital LLC	2.262%	1/26/09	5,980	5,971
4	Yorktown Capital LLC	2.262%–
		3.995%	1/27/09	19,850	19,803
					115,132

Foreign Banks (5.4%)
4	Australia & New Zealand
	Banking Group, Ltd.	2.011%	3/9/09	5,000	4,981
4	Australia & New Zealand
	Banking Group, Ltd.	2.002%	3/30/09	6,000	5,971
	CBA (Delaware) Finance Inc.	2.061%	2/9/09	4,000	3,991
	CBA (Delaware) Finance Inc.	1.960%	2/17/09	8,000	7,980
	CBA (Delaware) Finance Inc.	2.000%	2/23/09	5,000	4,985
	CBA (Delaware) Finance Inc.	1.990%	3/2/09	5,000	4,984
4	Danske Corp.	4.349%	1/20/09	10,000	9,977
4	Danske Corp.	3.665%	1/26/09	10,000	9,975

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Danske Corp.	2.293%	3/2/09	10,000	9,962
4	Danske Corp.	2.233%	3/9/09	5,000	4,979
4	Danske Corp.	1.909%	3/16/09	10,000	9,961
4	Danske Corp.	1.828%	3/17/09	6,000	5,977
	ING (U.S.) Funding LLC	2.313%	2/18/09	2,800	2,792
	ING (U.S.) Funding LLC	2.116%	3/9/09	5,000	4,980
	Nordea North America Inc.	1.979%–
		2.234%	3/12/09	6,350	6,324
	Royal Bank of Scotland Group	2.209%	2/17/09	3,600	3,590
	Santander Central Hispano
	Finance (Delaware), Inc.	2.771%	3/5/09	2,000	1,990
	Santander Central Hispano
	Finance (Delaware), Inc.	2.773%	3/17/09	1,000	994
4	Westpac Banking Corp.	1.950%	3/2/09	10,000	9,968
					114,361
Foreign Government (0.1%)
4	Electricite de France	4.146%	1/20/09	1,625	1,622

Foreign Industrial (1.7%)
4	BASF SE	3.279%	1/2/09	2,000	2,000
4	BASF SE	3.786%	1/9/09	3,800	3,797
4	BASF SE	3.623%	1/13/09	3,000	2,996
4	BASF SE	1.505%	3/12/09	1,000	997
4	Nestle Capital Corp.	2.378%	3/10/09	4,000	3,982
4	Nestle Capital Corp.	2.891%	4/6/09	3,250	3,226
4	Shell International Finance BV	2.165%	3/2/09	5,910	5,889
4	Shell International Finance BV	2.429%	5/1/09	5,970	5,922
4	Shell International Finance BV	1.918%	5/11/09	3,000	2,979
4	Shell International Finance BV	1.817%	5/29/09	2,980	2,958
4	Shell International Finance BV	1.918%	6/1/09	2,000	1,984
					36,730
Industrial (0.5%)
4	Pfizer Inc.	2.455%	2/2/09	3,000	2,994
4	Pfizer Inc.	2.455%	2/3/09	3,000	2,993
4	Pfizer Inc.	2.186%	3/9/09	5,000	4,980
					10,967
Total Commercial Paper (Cost $324,486)					324,486
Certificates of Deposit (39.4%)
Domestic Banks (2.4%)
	Bank of America, N.A.	1.650%	6/15/09	10,000	10,000
	Citibank, N.A.	2.080%	3/17/09	20,000	20,001
	State Street Bank & Trust Co.	4.800%	1/7/09	10,000	10,000
	State Street Bank & Trust Co.	4.420%	4/7/09	10,000	10,000
					50,001
Eurodollar Certificates of Deposit (6.4%)

Barclays Bank PLC	4.750%	1/20/09	5,000	5,000
Commonwealth Bank
of Australia	2.150%	3/4/09	7,000	7,000
Credit Agricole S.A.	4.000%	1/23/09	17,000	17,000
Credit Agricole S.A.	3.100%	2/6/09	12,000	12,000
Credit Agricole S.A.	2.470%	3/9/09	10,000	10,000
HSBC Bank PLC	2.000%	3/9/09	2,000	2,000
ING Bank N.V.	3.830%	1/23/09	12,000	12,000
ING Bank N.V.	2.210%	3/5/09	9,000	9,000
ING Bank N.V.	2.160%	3/11/09	10,000	10,000
ING Bank N.V.	2.090%	3/12/09	5,000	5,000
National Australia Bank Ltd.	2.100%	2/10/09	10,000	10,000
National Australia Bank Ltd.	2.100%	2/17/09	5,000	5,000
National Australia Bank Ltd.	2.300%	3/2/09	10,000	10,000
National Australia Bank Ltd.	2.200%	3/3/09	10,000	10,000
National Australia Bank Ltd.	2.100%	3/16/09	10,000	10,000
				134,000
Yankee Certificates of Deposit (30.6%)
Australia and New Zealand
Banking Group
(New York Branch)	3.350%	1/22/09	4,000	4,000
Australia and New Zealand
Banking Group
(New York Branch)	2.050%	2/19/09	10,000	10,001
Australia and New Zealand
Banking Group
(New York Branch)	2.000%	3/5/09	4,000	4,000
Australia and New Zealand
Banking Group
(New York Branch)	4.500%	4/9/09	10,000	10,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	3.750%	1/26/09	10,000	10,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	2.500%	2/10/09	10,000	10,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	2.220%	3/4/09	10,000	10,000
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	4.850%	4/10/09	10,000	10,001
Banco Bilbao Vizcaya
Argentaria, SA
(New York Branch)	1.720%	6/22/09	8,000	8,000
Banco Santander
(New York Branch)	5.070%	1/8/09	8,000	8,000
Banco Santander
(New York Branch)	2.700%	2/6/09	10,000	10,000
Banco Santander
(New York Branch)	2.340%	2/12/09	10,000	10,000
Banco Santander
(New York Branch)	2.250%	2/27/09	2,200	2,200
Banco Santander
(New York Branch)	4.920%	4/9/09	10,000	10,001
Bank of Montreal
(Chicago Branch)	3.750%	1/20/09	10,000	10,000
Bank of Nova Scotia
(Houston Branch)	5.200%	2/20/09	4,250	4,266
Bank of Nova Scotia
(Houston Branch)	4.500%	4/9/09	15,000	15,000

Barclays Bank PLC
(New York Branch)	3.800%	1/21/09	10,000	10,000
Barclays Bank PLC
(New York Branch)	2.150%	2/10/09	10,000	10,000
Barclays Bank PLC
(New York Branch)	3.170%	2/19/09	3,970	3,972
Barclays Bank PLC
(New York Branch)	2.350%	2/26/09	3,000	3,000
Barclays Bank PLC
(New York Branch)	1.850%	3/12/09	10,000	10,000
Barclays Bank PLC
(New York Branch)	2.100%	6/16/09	10,000	10,000
BNP Paribas (New York Branch)	4.400%	1/15/09	15,000	15,000
BNP Paribas (New York Branch)	2.440%	2/6/09	10,000	10,000
BNP Paribas (New York Branch)	2.200%	2/12/09	15,000	15,000
BNP Paribas (New York Branch)	2.300%	3/2/09	10,000	10,000
BNP Paribas (New York Branch)	1.730%	6/16/09	7,000	7,000
Commonwealth Bank of
Australia (New York Branch)	5.500%	1/14/09	10,000	10,000
Credit Suisse (New York Branch)	2.200%	2/9/09	10,000	10,000
Credit Suisse (New York Branch)	2.100%	2/12/09	5,000	5,000

5

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Credit Suisse (New York Branch)	2.250%	3/2/09	20,000	20,000
Credit Suisse (New York Branch)	2.200%	3/3/09	4,000	4,000
Deutsche Bank AG
(New York Branch)	3.000%	1/20/09	20,000	20,000
Deutsche Bank AG
(New York Branch)	3.000%	1/21/09	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	3.300%	1/22/09	12,000	12,000
Lloyds TSB Bank PLC
(New York Branch)	1.900%	2/23/09	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	2.050%	3/2/09	8,000	8,000
Lloyds TSB Bank PLC
(New York Branch)	2.100%	3/9/09	8,000	8,000
Lloyds TSB Bank PLC
(New York Branch)	2.050%	3/16/09	5,000	5,000
Lloyds TSB Bank PLC
(New York Branch)	4.300%	4/10/09	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	4.470%	1/15/09	12,000	12,000
Nordea Bank Finland PLC
(New York Branch)	2.380%	2/6/09	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	2.150%	2/17/09	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	2.140%	3/4/09	10,000	10,000
Rabobank Nederland NV
(New York Branch)	3.020%	3/9/09	5,000	5,008
Royal Bank of Canada
(New York Branch)	1.750%	3/11/09	17,500	17,500
Royal Bank of Scotland PLC
(New York Branch)	4.000%	1/20/09	13,000	13,000
Royal Bank of Scotland PLC
(New York Branch)	2.190%	2/24/09	5,000	5,000
Royal Bank of Scotland PLC
(New York Branch)	2.150%	3/9/09	10,000	10,000
Royal Bank of Scotland PLC
(New York Branch)	2.020%	3/16/09	12,000	12,000
Societe Generale
(New York Branch)	4.600%	1/15/09	15,000	15,000
Societe Generale
(New York Branch)	2.000%	3/16/09	13,000	13,000
Societe Generale
(New York Branch)	4.500%	4/9/09	10,000	10,000
Svenska Handelsbanken
(New York Branch)	2.100%	2/13/09	15,000	15,000
Svenska Handelsbanken
(New York Branch)	2.150%	3/9/09	5,000	5,000
Svenska Handelsbanken
(New York Branch)	2.170%	3/9/09	17,000	17,000
Svenska Handelsbanken
(New York Branch)	1.900%	3/19/09	7,000	7,000
Svenska Handelsbanken
(New York Branch)	4.350%	4/9/09	10,000	10,000
Toronto Dominion Bank
(New York Branch)	3.400%	1/21/09	10,000	10,000

Toronto Dominion Bank
(New York Branch)	4.420%	4/10/09	10,000	10,000
Toronto Dominion Bank
(New York Branch)	2.500%	5/27/09	4,000	4,000
Toronto Dominion Bank
(New York Branch)	2.500%	5/27/09	4,000	4,000
Toronto Dominion Bank
(New York Branch)	2.150%	6/15/09	10,000	10,000
Westpac Banking Corp.
(New York Branch)	1.950%	3/2/09	20,000	20,000
Westpac Banking Corp.
(New York Branch)	1.500%	6/23/09	10,000	10,000
				645,949
Total Certificates of Deposit (Cost $829,950)				829,950
Other Notes (0.5%)
Bank of America, NA
(Cost $10,000)	3.750%	1/15/09	10,000	10,000
Total Investments (99.7%) (Cost $2,101,101)				2,101,101
Other Assets and Liabilities (0.3%)
Other Assets				11,149
Liabilities				(4,955)
				6,194
Net Assets (100%)
Applicable to 2,107,012,024 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,107,295
Net Asset Value Per Share				$1.00

At December 31, 2008, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,107,012
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				283
Net Assets				2,107,295

• See Note A in Notes to Financial Statements.

1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

3 Adjustable-rate security.

4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2008, the aggregate value of these securities was $195,291,000, representing 9.3% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Interest	56,743
Total Income	56,743
Expenses
The Vanguard Group—Note B
Investment Advisory Services	178
Management and Administrative	2,166
Marketing and Distribution	500
Money Market Guarantee Program	220
Custodian Fees	52
Auditing Fees	23
Shareholders’ Reports	32
Trustees’ Fees and Expenses	2
Total Expenses	3,173
Net Investment Income	53,570
Realized Net Gain (Loss) on
Investment Securities Sold	257
Net Increase (Decrease) in Net Assets
Resulting from Operations	53,827

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,570	77,741
Realized Net Gain (Loss)	257	13
Net Increase (Decrease) in Net Assets Resulting from Operations	53,827	77,754
Distributions
Net Investment Income	(53,570)	(77,741)
Realized Capital Gain	—	—
Total Distributions	(53,570)	(77,741)
Capital Share Transactions (at $1.00)
Issued	1,101,704	873,567
Issued in Lieu of Cash Distributions	53,570	77,741
Redeemed	(784,212)	(525,071)
Net Increase (Decrease) from Capital Share Transactions	371,062	426,237
Total Increase (Decrease)	371,319	426,250
Net Assets
Beginning of Period	1,735,976	1,309,726
End of Period	2,107,295	1,735,976

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.028	.051	.049	.031	.012
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.028	.051	.049	.031	.012
Distributions
Dividends from Net Investment Income	(.028)	(.051)	(.049)	(.031)	(.012)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.028)	(.051)	(.049)	(.031)	(.012)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.83%	5.25%	5.03%	3.17%	1.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,107	$1,736	$1,310	$939	$840
Ratio of Total Expenses to
Average Net Assets	0.16%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.78%	5.12%	4.96%	3.14%	1.26%

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

8

Vanguard Money Market Portfolio

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $575,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.23% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2008, 100% of the portfolio’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. On October 7, 2008, the board of trustees approved the portfolio’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market portfolio in the event the portfolio’s net asset value falls below $0.995 and the portfolio’s trustees decide to liquidate the portfolio. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the portfolio was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage that lasted until December 18, 2008. The portfolio accrued this expense over the period October 7–December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the portfolio’s trustees approved the portfolio’s continuing participation in the program. To continue coverage for the period December 19, 2008–April 30, 2009, the portfolio is required to pay an additional 0.015% of its net assets as of September 19, 2008. Through December 31, 2008, the portfolio has accrued $220,000, resulting in a 0.01% increase in the portfolio’s expense ratio for the year ended December 31, 2008.

9

Vanguard Money Market Portfolio

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

10

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
VVIF Money Market Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,012.28	$0.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.30	0.92

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard® REIT Index Portfolio

During one of the worst calendar years on record for U.S. markets, stocks were down across the board. Unfortunately, real estate investments did not escape the market’s wrath. The REIT Index Portfolio, which returned –37.25% for the 12 months ended December 31, 2008, was on track with its target index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs got slammed as the mortgage crisis continued

The year ended December 31 was a period of extreme lows for the U.S. stock market, and real estate investments were no exception. In the early 2000s, REITs began a hot streak that continued for several years. However, when the subprime mortgage crisis started unfolding in the latter half of 2007, REITs began to decline. This trend continued in 2008, when real estate investment trusts experienced one of their worst years on record.

The REIT Index Portfolio ended the year with a decline of more than –37%, very close to the results for both of its benchmarks, the MSCI US REIT Index and the Target REIT Composite Index (which, like the portfolio, includes a small cash position).

The hardest-hit REITs included hotels, office complexes, retail spaces, and warehouses. Within the REIT market, these areas are usually the most susceptible to weakness in the broader economy. Among residential REITs, apartments held up fairly well at first, but started slipping by the fourth quarter, as the economic downturn put pressure on the rental market.

The portfolio’s longer-term record is solid despite the brutal year

Since its inception in 1999, the REIT Index Portfolio has returned an average of 7.26% per year. Its returns have been in line with those of both the Target REIT Composite Index and the MSCI US REIT Index.

To say the least, the investment environment was difficult and challenging in 2008, a year that brought extreme volatility to the financial markets and saw the world fall into a potentially deep recession.

In our view, however, the past year does nothing to invalidate the long-term case for equities, including REITs. We expect stocks to outperform less-risky assets precisely because stocks can occasionally produce such dismal returns. Financial theory and logic dictate that investors need to be compensated for this risk.

The REIT Index Portfolio boasts extremely low costs, a proven history of closely tracking its index, and broad diversification among REITs. For these reasons, investors who can tolerate the dramatic ups and downs that may come with such a fund may find that a modest allocation to the REIT Index Portfolio can provide useful diversification to a balanced investment program that includes both stocks and bonds.

Total Returns
		February 9, 1999,[1] Through
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard REIT Index Portfolio	–37.25%	7.26%
Target REIT Composite[2]	–37.17	7.47
MSCI US REIT Index	–37.97	7.50
Average Real Estate Fund[3]	–39.93	6.95

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Average
		Real Estate
	Portfolio	Fund
REIT Index Portfolio	0.30%	1.46%

1Portfolio inception.

2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Derived from data provided by Lipper Inc.
4

The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the REIT Index Portfolio’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard REIT Index Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	98	99	4,593
Median Market Cap	$3.6B	$3.6B	$25.3B
Price/Earnings Ratio	22.6x	22.6x	11.8x
Price/Book Ratio	1.4x	1.4x	1.7x
Yield	6.3%[3]	7.2%	2.8%
Return on Equity	8.4%	8.4%	20.8%
Earnings Growth Rate	1.9%	1.9%	17.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Expense Ratio
(12/31/2007)[4]	0.30%	—	—
Short-Term Reserves	2.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[5]	Broad Index[2]
R-Squared	1.00	0.61
Beta	1.00	1.48

Portfolio Allocation by REIT Type

Specialized	28.6%
Retail	24.3
Residential	16.5
Office	16.0
Diversified	9.3
Industrial	5.3

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group, Inc. REIT	7.4%
Public Storage, Inc. REIT	6.3
Vornado Realty Trust REIT	5.2
Equity Residential REIT	5.0
HCP, Inc. REIT	4.3
Boston Properties, Inc. REIT	4.1
Ventas, Inc. REIT	3.0
Avalonbay Communities, Inc. REIT	2.9
Kimco Realty Corp. REIT	2.6
Health Care Inc. REIT	2.5
Top Ten	43.3%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1 MSCI US REIT Index.

2 Dow Jones Wilshire 5000 Index.

3

This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4	The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.30%.
5	The Target REIT Composite, consisting of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
6	The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: February 9, 1999–December 31, 2008

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
REIT Index Portfolio	–37.25%	0.61%	7.26%	$20,004
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.50	9,517
MSCI US REIT Index	–37.97	0.67	7.50	20,455
Target REIT Composite[2]	–37.17	0.80	7.47	20,396
Average Real Estate Fund[3]	–39.93	0.24	6.95	19,444

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2008

1	Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: February 9, 1999.
2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (97.6%)
Diversified REITs (9.0%)
Vornado Realty Trust REIT	226,175	13,650
Liberty Property Trust REIT	159,956	3,652
Washington REIT	80,794	2,286
PS Business Parks, Inc. REIT	25,075	1,120
Investors Real Estate Trust
REIT	95,068	1,018
Cousins Properties, Inc. REIT	67,001	928
Colonial Properties Trust REIT	74,451	620
Winthrop Realty Trust REIT	21,494	233
CapLease, Inc. REIT	67,672	117
Gramercy Capital Corp. REIT	69,752	89
		23,713
Industrial REITs (5.2%)
ProLogis REIT	428,648	5,954
AMB Property Corp. REIT	159,855	3,744
EastGroup Properties, Inc.
REIT	40,860	1,454
DCT Industrial Trust Inc. REIT	282,868	1,431
First Industrial Realty Trust
REIT	72,259	546
First Potomac REIT	44,321	412
DuPont Fabros
Technology Inc. REIT	56,805	118
		13,659
Office REITs (15.6%)
Boston Properties, Inc. REIT	195,636	10,760
Digital Realty Trust, Inc. REIT	111,499	3,663
Alexandria Real Estate
Equities, Inc. REIT	52,440	3,164
Highwood Properties, Inc.
REIT	103,574	2,834
Duke Realty Corp. REIT	239,718	2,627
Mack-Cali Realty Corp. REIT	107,124	2,625
Corporate Office
Properties Trust, Inc. REIT	83,236	2,555
SL Green Realty Corp. REIT	94,990	2,460
Douglas Emmett, Inc. REIT	158,689	2,072
Kilroy Realty Corp. REIT	53,314	1,784
BioMed Realty Trust, Inc. REIT	129,604	1,519

Franklin Street
Properties Corp. REIT	98,030	1,446
HRPT Properties Trust REIT	371,197	1,251
Brandywine Realty Trust REIT	144,505	1,114
Lexington Realty Trust REIT	105,447	527
Parkway Properties Inc. REIT	25,036	451
Maguire Properties, Inc. REIT	60,744	89
		40,941
Residential REITs (16.1%)
Equity Residential REIT	442,315	13,190
Avalonbay Communities, Inc.
REIT	125,795	7,621
Essex Property Trust, Inc. REIT	41,682	3,199
UDR, Inc. REIT	221,906	3,060
Camden Property Trust REIT	86,645	2,715
BRE Properties Inc. Class A
REIT	83,314	2,331
Home Properties, Inc. REIT	52,158	2,118
Mid-America Apartment
Communities, Inc. REIT	44,802	1,665
Apartment Investment &
Management Co. Class A
REIT	139,775	1,614
Equity Lifestyle
Properties, Inc. REIT	38,283	1,469
American Campus
Communities, Inc. REIT	69,244	1,418
Post Properties, Inc. REIT	72,170	1,191
Sun Communities, Inc. REIT	27,194	381
Education Realty Trust, Inc.
REIT	46,741	244
		42,216
Retail REITs (23.7%)
Simon Property Group, Inc.
REIT	367,456	19,523
Kimco Realty Corp. REIT	373,297	6,824
Federal Realty
Investment Trust REIT	96,203	5,972
Regency Centers Corp. REIT	114,229	5,334
Realty Income Corp. REIT	165,334	3,827
Weingarten Realty Investors
REIT	123,235	2,550
The Macerich Co. REIT	121,724	2,210
Taubman Co. REIT	86,402	2,200
National Retail Properties
REIT	120,876	2,078
Tanger Factory Outlet
Centers, Inc. REIT	51,523	1,938
Inland Real Estate Corp. REIT	97,129	1,261
^Equity One, Inc. REIT	66,486	1,177
Developers Diversified
Realty Corp. REIT	196,590	959
Saul Centers, Inc. REIT	23,315	921
Alexander’s, Inc. REIT	3,297	840
Acadia Realty Trust REIT	50,310	718

CBL & Associates
Properties, Inc. REIT	102,998	669
Getty Realty Holding Corp.
REIT	30,234	637
Urstadt Biddle Properties
Class A REIT	32,591	519
Cedar Shopping Centers, Inc.
REIT	72,825	516
General Growth
Properties Inc. REIT	394,469	509
Pennsylvania REIT	64,587	481
Kite Realty Group Trust REIT	53,624	298
Ramco-Gershenson
Properties Trust REIT	29,604	183
Glimcher Realty Trust REIT	63,769	179
		62,323
Specialized REITs (28.0%)
Public Storage, Inc. REIT	207,251	16,476
HCP, Inc. REIT	407,751	11,323
Ventas, Inc. REIT	233,234	7,830
Health Care Inc. REIT	158,605	6,693
Host Hotels & Resorts Inc.
REIT	805,939	6,101
Nationwide Health
Properties, Inc. REIT	158,033	4,539
Senior Housing
Properties Trust REIT	186,814	3,348
Hospitality Properties Trust
REIT	153,481	2,282
Healthcare Realty Trust Inc.
REIT	94,366	2,216
Omega Healthcare
Investors, Inc. REIT	133,866	2,138
Entertainment
Properties Trust REIT	53,578	1,597
Extra Space Storage Inc. REIT	127,416	1,315
Sovran Self Storage, Inc. REIT	35,946	1,294
National Health Investors REIT	40,794	1,119
DiamondRock Hospitality Co.
REIT	151,070	766
LaSalle Hotel Properties REIT	66,210	732
Medical Properties Trust Inc.
REIT	107,965	681
LTC Properties, Inc. REIT	32,135	652
Universal Health
Realty Income REIT	18,332	603
Sunstone Hotel
Investors, Inc. REIT	84,392	522
U-Store-It Trust REIT	80,972	360
Hersha Hospitality Trust REIT	77,447	232
Ashford Hospitality Trust REIT	186,673	215
Strategic Hotels and
Resorts, Inc. REIT	122,351	206
FelCor Lodging Trust, Inc.
REIT	103,646	191
		73,431
Total Real Estate Investment Trusts
(Cost $472,082)		256,283

4

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (2.2%)
[1,2] Vanguard Market
Liquidity Fund, 1.378%	5,747,419	5,747
(Cost $5,747)
Total Investments (99.8%)
(Cost $477,829)		262,030
Other Assets and Liabilities (0.2%)
Other Assets		3,433
Liabilities[2]		(2,943)
		490
Net Assets (100%)
Applicable to 34,335,187 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		262,520
Net Asset Value Per Share		$7.65

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	450,509
Undistributed Net Investment Income	11,361
Accumulated Net Realized Gains	16,449
Unrealized Appreciation (Depreciation)	(215,799)
Net Assets	262,520

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $512,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Includes $520,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends	13,034
Interest[1]	195
Security Lending	36
Total Income	13,265
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative	899
Marketing and Distribution	110
Custodian Fees	27
Auditing Fees	23
Shareholders’ Reports	18
Trustees' Fees and Expenses	1
Total Expenses	1,125
Net Investment Income	12,140
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,799
Investment Securities Sold	10,690
Realized Net Gain (Loss)	16,489
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(185,825)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(157,196)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,140	12,603
Realized Net Gain (Loss)	16,489	127,504
Change in Unrealized Appreciation (Depreciation)	(185,825)	(229,144)
Net Increase (Decrease) in Net Assets Resulting from Operations	(157,196)	(89,037)
Distributions
Net Investment Income	(12,463)	(11,971)
Realized Capital Gain[2]	(127,591)	(48,925)
Total Distributions	(140,054)	(60,896)
Capital Share Transactions
Issued	95,347	97,134
Issued in Lieu of Cash Distributions	140,054	60,896
Redeemed	(79,154)	(249,278)
Net Increase (Decrease) from Capital Share Transactions	156,247	(91,248)
Total Increase (Decrease)	(141,003)	(241,181)
Net Assets
Beginning of Period	403,523	644,704
End of Period[3]	262,520	403,523

1 Interest income from an affiliated company of the portfolio was $195,000.

2	Includes fiscal 2008 and 2007 short-term gain distributions totaling $3,169,000 and $1,301,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $11,361,000 and $11,702,000.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.92	$24.98	$20.26	$20.09	$16.09
Investment Operations
Net Investment Income	.392[1]	.510[1]	.440	.500	.536
Net Realized and Unrealized Gain (Loss)
on Investments	(5.032)	(4.230)	6.280	1.530	4.229
Total from Investment Operations	(4.640)	(3.720)	6.720	2.030	4.765
Distributions
Dividends from Net Investment Income	(.590)	(.460)	(.480)	(.580)	(.460)
Distributions from Realized Capital Gains	(6.040)	(1.880)	(1.520)	(1.280)	(.305)
Total Distributions	(6.630)	(2.340)	(2.000)	(1.860)	(.765)
Net Asset Value, End of Period	$7.65	$18.92	$24.98	$20.26	$20.09

Total Return	–37.25%	–16.60%	34.93%	11.83%	30.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$263	$404	$645	$453	$412
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.24%	2.25%	2.14%	2.61%	3.52%
Portfolio Turnover Rate	15%	29%	19%	21%	24%

1	Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7

Vanguard REIT Index Portfolio

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $13,345,000 of ordinary income and $15,408,000 of long-term capital gains available for distribution.

At December 31, 2008, the cost of investment securities for tax purposes was $477,918,000. Net unrealized depreciation of investment securities for tax purposes was $215,888,000, consisting of unrealized gains of $3,363,000 on securities that had risen in value since their purchase and $219,251,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2008, the portfolio purchased $94,380,000 of investment securities and sold $55,884,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	8,097	4,117
Issued in Lieu of Cash Distributions	11,661	2,632
Redeemed	(6,748)	(11,231)
Net Increase (Decrease) in Shares Outstanding	13,010	(4,482)

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2008, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable
Insurance Fund REIT Index Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $124,422,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

9

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$649.96	$1.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard® Short-Term Investment-Grade Portfolio

For fiscal-year 2008, the Short-Term Investment-Grade Portfolio returned –3.45%, lagging the result of its benchmark (–1.13%) but ahead of the average result for its peers (–4.71%). The second half of the year was marked by turbulent financial markets, which the portfolio weathered well.

The table below shows the results for your portfolio and its comparative standards for 2008 and since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At the end of 2008, the portfolio yielded 5.78%, compared with 4.80% a year earlier.

The portfolio suffered as the credit crisis spread

A “flight to quality” continued to dominate the financial markets in 2008 as investors sought a safe haven—primarily, U.S. Treasury securities—from the challenges created by the subprime-mortgage crisis. As the depth and extent of the subprime market’s weakness became clear, distress spread to just about every segment of the fixed income market, which also helped to send global stock markets reeling and triggered a slowdown in economies worldwide.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. As a result, prices for U.S. Treasuries rose and their yields fell throughout the year as investors sought debt with the lowest credit risk. In fact, worries over the creditworthiness of nongovernmental debt caused the yield of 3-month Treasury bills to fall to 0% in December and even below 0% for a brief period. Essentially, investors were so intent on avoiding risk that they were willing to pay the Treasury to hold their principal.

In this environment, Vanguard Short-Term Investment-Grade Portfolio, which invests primarily in corporate-issued debt, posted a greater decline than the –1.13% return of its benchmark, the Barclays Capital U.S. 1–5 Year Credit Bond Index, in large part because of its exposure to weakly performing asset- and commercial mortgage-backed securities. The portfolio’s return was more than a percentage point better than the –4.71% average return of peer funds.

The portfolio outpaced its competitors due in large part to the portfolio’s low costs—0.15% for the portfolio versus the peer-group average of 0.92% as of year-end 2008. Compared with the peer average, this means that substantially less is deducted from the portfolio’s returns to cover expenses, and more of the portfolio’s returns are passed along to you. Moreover, a high expense ratio may tempt a fund to take on riskier investments in an attempt to overcome the cost hurdle.

The portfolio’s long-term record continues to be solid

The portfolio’s investment record since its inception in 1999 has been a solid one, as the portfolio has benefited from its low-cost structure and by disciplined management from its advisor, Vanguard Fixed Income Group. The portfolio’s respectable 3.97% average annual return since its inception outpaced the 3.15% annualized average return for peer funds. In dollar terms, this means that a hypothetical investment of $10,000 at the portfolio’s inception would have grown in nearly a decade to $14,694; in contrast, the portfolio’s peer funds would, on average, have produced $13,588 for the same period, a $1,106 difference.

Total Returns
		February 8, 1999[1]–
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	–3.45%	3.97%
Barclays Capital U.S. 1–5 Year Credit Bond Index	–1.13	4.82
Average 1–5 Year Investment Grade Debt Fund[2]	–4.71	3.15

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.92%

1 Portfolio inception.

2 Derived from data provided by Lipper Inc.

3 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile

As of December 31, 2008

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	774	1,319	9,168
Yield[3]	5.8%	6.5%	4.0%
Yield to Maturity	8.6%[4]	6.6%	4.0%
Average Coupon	4.7%	5.6%	5.2%
Average Effective
Maturity	2.6 years	3.1 years	5.5 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.1 years	2.8 years	3.7 years
Expense Ratio
(12/31/2007)[6]	0.15%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.47
Beta	0.71	0.53

Distribution by Maturity (% of portfolio)

Under 1 Year	17.9%
1–3 Years	50.4
3–5 Years	27.1
Over 5 Years	4.6

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	22.7%
Finance	30.8
Foreign Government	1.2
Government Mortgage-Backed	3.6
Industrial	26.4
Treasury/Agency	5.7
Utilities	5.6
Other	3.7
Short-Term Reserves	0.3%

Distribution by Credit Quality[5] (% of portfolio)

Aaa	38.0%
Aa	16.2
A	26.3
Baa	18.2
Ba	0.4
B	0.0
Below B/Other	0.9

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Source: Moody’s Investors Service.

6 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the Short-Term Investment Grade Portfolio’s expense ratio was 0.15%.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: February 8, 1999–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Short-Term Investment-Grade Portfolio	–3.45%	2.31%	3.97%	$14,694
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.72	17,342
Barclays Capital U.S. 1–5 Year
Credit Bond Index	–1.13	2.66	4.82	15,935
Average 1–5 Year Investment-Grade
Debt Fund[2]	–4.71	1.29	3.15	13,588

Fiscal Year Total Returns (%): February 8, 1999–December 31, 2008

1 February 8, 1999.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.2%)
U.S. Government Securities (5.6%)
	U.S. Treasury Note	4.500%	2/28/11	785	849
	U.S. Treasury Note	5.125%	6/30/11	850	941
1	U.S. Treasury Note	4.500%	9/30/11	19,050	20,901
	U.S. Treasury Note	1.125%	12/15/11	1,950	1,958
	U.S. Treasury Note	4.875%	6/30/12	900	1,012
					25,661
Conventional Mortgage-Backed Securities (1.8%)
[2,3]	Federal Home Loan
	Mortgage Corp.	5.000%	7/1/38	2,489	2,543
[2,3]	Federal Home Loan
	Mortgage Corp.	5.500%	10/1/38	498	510
[2,3]	Federal Home Loan
	Mortgage Corp.	6.000%	4/1/17	187	195
[2,3]	Federal National Mortgage Assn.	5.000%	7/1/38	2,494	2,552
[2,3]	Federal National Mortgage Assn.	5.500%	2/1/38	1,688	1,734
[2,3]	Federal National Mortgage Assn.	6.000%	12/1/16	222	231
[2,3]	Federal National Mortgage Assn.	6.500%	9/1/16	239	252
[2,3]	Federal National Mortgage Assn.	7.000%	4/1/13	15	15
					8,032
Nonconventional Mortgage-Backed Securities (1.8%)
[2,3]	Federal Home Loan
	Mortgage Corp.	4.297%	6/1/33	130	130
[2,3]	Federal Home Loan
	Mortgage Corp.	4.353%	6/1/33	435	435
[2,3]	Federal Home Loan
	Mortgage Corp.	4.486%	5/1/33	141	142
[2,3]	Federal Home Loan
	Mortgage Corp.	4.511%	5/1/33	99	100
[2,3]	Federal Home Loan
	Mortgage Corp.	4.545%	7/1/33	527	529
[2,3]	Federal Home Loan
	Mortgage Corp.	4.997%	8/1/33	111	113
[2,3]	Federal Home Loan
	Mortgage Corp.	5.201%	10/1/32	34	35
[2,3]	Federal Home Loan
	Mortgage Corp.	5.248%	9/1/32	32	32
[2,3]	Federal Home Loan
	Mortgage Corp.	5.254%	9/1/32	35	35
[2,3]	Federal Home Loan

Mortgage Corp.	5.276%	9/1/32	45	45
[2,3] Federal Home Loan
Mortgage Corp.	5.377%	8/1/32	25	25
[2,3] Federal Home Loan
Mortgage Corp.	5.560%	8/1/33	87	88
[2,3] Federal Home Loan
Mortgage Corp.	5.859%	8/1/37	837	857
[2,3] Federal Home Loan
Mortgage Corp.	6.461%	2/1/33	59	61
[2,3] Federal Home Loan
Mortgage Corp.	6.583%	1/1/33	45	47
[2,3] Federal National
Mortgage Assn.	3.000%	8/25/32	6	6
[2,3] Federal National
Mortgage Assn.	3.735%	6/1/33	260	257
[2,3] Federal National
Mortgage Assn.	4.134%	5/1/33	240	239
[2,3] Federal National
Mortgage Assn.	4.151%	12/1/32	35	34
[2,3] Federal National
Mortgage Assn.	4.350%	7/1/33	171	172
[2,3] Federal National
Mortgage Assn.	4.429%	5/1/33	511	513
[2,3] Federal National
Mortgage Assn.	4.433%	5/1/33	358	359
[2,3] Federal National
Mortgage Assn.	4.535%	4/1/33	105	106
[2,3] Federal National
Mortgage Assn.	4.552%	4/1/33	365	368
[2,3] Federal National
Mortgage Assn.	4.658%	5/1/33	60	60
[2,3] Federal National
Mortgage Assn.	4.845%	7/1/33	676	674
[2,3] Federal National
Mortgage Assn.	4.874%	7/1/33	318	323
[2,3] Federal National
Mortgage Assn.	4.979%	8/1/33	123	124
[2,3] Federal National
Mortgage Assn.	5.017%	8/1/33	35	36
[2,3] Federal National
Mortgage Assn.	5.049%	10/1/33	148	151
[2,3] Federal National
Mortgage Assn.	5.060%	7/1/32	20	20
[2,3] Federal National
Mortgage Assn.	5.136%	9/1/33	317	322
[2,3] Federal National
Mortgage Assn.	5.198%	8/1/33	216	217
[2,3] Federal National
Mortgage Assn.	5.202%	9/1/32	15	15
[2,3] Federal National
Mortgage Assn.	5.203%	9/1/32	13	13
[2,3] Federal National
Mortgage Assn.	5.267%	9/1/33	562	570
[2,3] Federal National
Mortgage Assn.	5.382%	8/1/33	114	117
[2,3] Federal National
Mortgage Assn.	5.394%	8/1/33	154	157
[2,3] Federal National
Mortgage Assn.	5.416%	8/1/33	257	261

[2,3] Federal National
Mortgage Assn.	5.487%	8/1/37	164	167
[2,3] Federal National
Mortgage Assn.	5.581%	2/1/37	161	164
				8,119
Total U.S. Government and Agency Obligations (Cost $40,151)				41,812
Corporate Bonds (86.6%)
Asset-Backed/Commercial Mortgage-Backed Securities (25.3%)
[2,4] American Express Credit
Account Master Trust	1.235%	2/15/13	800	731
[2,4] American Express Credit
Account Master Trust	1.225%	12/15/13	500	430

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	American Express
	Issuance Trust	1.225%	8/15/11	500	450
5	BA Covered Bond Issuer	5.500%	6/14/12	800	822
2	Banc of America
	Commercial Mortgage, Inc.	5.334%	9/10/45	330	308
2	Banc of America Funding Corp.	5.582%	9/20/46	1,396	930
2	Banc of America
	Mortgage Securities	5.560%	9/25/32	6	6
2	Banc of America
	Mortgage Securities	5.135%	5/25/33	109	96
2	Banc of America
	Mortgage Securities	3.580%	2/25/34	187	167
2	Banc of America
	Securities Auto Trust	5.180%	6/18/10	453	453
[2,4]	Bank of America
	Credit Card Trust	1.775%	4/15/13	1,500	1,337
2	Bank of America
	Credit Card Trust	4.720%	5/15/13	1,600	1,503
[2,4]	Bank of America
	Credit Card Trust	1.215%	6/17/13	400	349
[2,4]	Bank of America
	Credit Card Trust	1.895%	12/15/14	1,600	1,284
2	Bear Stearns Adjustable
	Rate Mortgage Trust	5.779%	10/25/36	1,474	824
2	Bear Stearns Adjustable
	Rate Mortgage Trust	5.472%	5/25/47	1,342	691
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.478%	10/12/41	1,100	1,005
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.254%	7/11/42	230	222
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.330%	1/12/45	250	195
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.574%	6/11/50	1,000	756
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	930	686
[2,4,5]	BMW Floorplan
	Master Owner Trust	0.961%	9/17/11	2,500	2,173
2	BMW Vehicle Lease Trust	4.590%	8/15/13	700	674
2	Cabela’s Master
	Credit Card Trust	4.310%	12/16/13	1,400	1,253
2	Capital Auto Receivables
	Asset Trust	4.980%	5/15/11	264	260
2	Capital Auto Receivables
	Asset Trust	5.000%	12/15/11	360	345
2	Capital One Auto Finance Trust	5.250%	8/15/11	535	505
2	Capital One Multi-Asset
	Execution Trust	4.150%	7/16/12	880	800
[2,4]	Capital One Multi-Asset
	Execution Trust	1.195%	2/15/13	550	503
[2,4]	Capital One Multi-Asset
	Execution Trust	1.485%	7/15/13	725	644
2	Capital One Multi-Asset
	Execution Trust	4.850%	2/18/14	2,400	2,195
2	Capital One Multi-Asset
	Execution Trust	5.050%	2/15/16	1,200	1,009

2	Capital One Prime Auto
	Receivables Trust	4.990%	9/15/10	163	162
2	Chase Issuance Trust	4.960%	9/17/12	460	446
[2,4]	Chase Issuance Trust	1.235%	10/15/12	600	555
2	Chase Issuance Trust	4.650%	12/17/12	100	97
2	Chase Issuance Trust	4.260%	5/15/13	1,000	943
[2,4]	Chase Issuance Trust	2.296%	6/16/14	1,500	1,265
[2,4]	Chase Issuance Trust	1.265%	12/15/14	300	252
2	Chase Issuance Trust	4.650%	3/15/15	4,000	3,609
2	Chase Issuance Trust	5.400%	7/15/15	2,000	1,838
2	Chase Manhattan
	Auto Owner Trust	5.340%	7/15/10	285	285
2	Citibank Credit Card
	Issuance Trust	5.150%	3/7/11	825	810
2	Citibank Credit Card
	Issuance Trust	5.500%	6/22/12	1,100	1,077
[2,4]	Citibank Credit Card
	Issuance Trust	4.740%	7/12/12	1,000	925
2	Citibank Credit Card
	Issuance Trust	4.750%	10/22/12	1,000	963
2	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	500	482
2	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	5,275	4,734
[2,4]	Citibank Credit Card
	Issuance Trust	1.708%	5/22/17	500	378
2	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	498
[2,4]	Citibank Credit Card
	Issuance Trust	1.883%	5/20/20	1,500	970
2	Citigroup Commercial
	Mortgage Trust	5.700%	12/10/49	1,000	768
2	Citigroup Mortgage
	Loan Trust Inc.	5.911%	7/25/37	821	568
2	Citigroup Mortgage
	Loan Trust, Inc.	4.682%	3/25/34	171	145
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.655%	11/15/44	330	250
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,002
2	CNH Equipment Trust	5.200%	8/16/10	146	145
2	CNH Equipment Trust	4.120%	5/15/12	500	466
[2,4,5]	CNH Wholesale
	Master Note Trust	1.255%	7/15/12	650	632
2	Commercial Mortgage Pass-
	Through Certificates	5.811%	12/10/49	400	314
2	Countrywide Home Loans	4.783%	5/25/33	116	109
2	Countrywide Home Loans	4.909%	11/19/33	163	119
2	Countrywide Home Loans	5.329%	3/20/36	700	272
2	Countrywide Home Loans	5.417%	2/25/47	892	366
2	Credit Suisse Mortgage
	Capital Certificates	5.512%	2/15/39	480	456
2	Credit Suisse Mortgage
	Capital Certificates	5.723%	6/15/39	825	643
2	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	531
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	178	178
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	502	492
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	800	697

2	DaimlerChrysler Auto Trust	4.710%	9/10/12	500	421
[2,4]	DaimlerChrysler Master
	Owner Trust	1.225%	11/15/11	500	429
2	Discover Card Master Trust	5.100%	10/15/13	1,150	1,057
2	Discover Card Master Trust	5.650%	12/15/15	1,900	1,625
2	Fifth Third Auto Trust	4.070%	1/17/12	1,650	1,510
4	First Horizon Mortgage
	Pass-Though Trust	5.480%	1/25/37	1,459	1,126
2	First Horizon Mortgage
	Pass-Through Trust	5.651%	11/25/36	608	514
2	First Union National Bank–
	Bank of America, N.A.
	Commercial Mortgage Trust	6.136%	3/15/33	118	108
[2,4]	Fleet Home Equity Loan Trust	1.703%	1/20/33	129	76
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	500	490
2	Ford Credit Auto Owner Trust	5.250%	9/15/11	1,000	933
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	545	489
2	Ford Credit Auto Owner Trust	3.960%	4/15/12	500	463
2	Ford Credit Auto Owner Trust	4.280%	5/15/12	2,300	2,222
2	Ford Credit Auto Owner Trust	4.950%	3/15/13	150	134
[2,4]	Ford Credit Floorplan
	Master Owner Trust	1.375%	6/15/11	350	344
[2,4]	Ford Credit Floorplan
	Master Owner Trust	1.445%	6/15/13	1,375	1,110

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	450	431
[2,4]	GE Capital Credit Card
	Master Note Trust	1.235%	3/15/13	400	364
2	GMAC Mortgage Corp.
	Loan Trust	5.294%	11/19/35	275	205
[2,4,5]	Golden Credit Card Trust	2.195%	7/15/17	2,200	1,870
[2,4]	Granite Master Issuer PLC	1.001%	12/17/54	178	103
[2,4]	Granite Master Issuer PLC	0.578%	12/20/54	534	329
2	Harley-Davidson
	Motorcycle Trust	5.240%	1/15/12	93	92
2	Harley-Davidson
	Motorcycle Trust	3.560%	2/15/12	208	197
2	Harley-Davidson
	Motorcycle Trust	5.220%	3/15/12	700	693
2	Harley-Davidson
	Motorcycle Trust	5.100%	5/15/12	550	542
[2,5]	Harley-Davidson
	Motorcycle Trust	5.040%	10/15/12	464	453
2	Honda Auto Receivables
	Owner Trust	5.100%	3/18/11	1,007	1,000
2	Honda Auto Receivables
	Owner Trust	5.460%	5/23/11	500	497
2	Honda Auto Receivables
	Owner Trust	4.470%	1/18/12	850	824
2	Honda Auto Receivables
	Owner Trust	5.090%	7/18/13	130	125
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	543	540
2	John Deere Owner Trust	5.040%	7/15/11	452	455
[2,5]	JP Morgan Auto
	Receivables Trust	5.220%	9/15/12	1,300	1,123
2	JP Morgan Mortgage Trust	5.298%	7/25/35	1,692	1,208
2	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	139	132
2	JPMorgan Chase Commercial
	Mortgage Securities	4.625%	3/15/46	500	481
2	JPMorgan Chase Commercial
	Mortgage Securities	5.298%	5/15/47	400	360
2	JPMorgan Chase Commercial
	Mortgage Securities	5.803%	6/15/49	1,200	932
2	JPMorgan Chase Commercial
	Mortgage Securities	5.629%	2/12/51	550	414
2	JPMorgan Chase Commercial
	Mortgage Securities	5.827%	2/15/51	1,020	786
[2,4,5]	Kildare Securities Ltd.	2.249%	12/10/43	1,048	810
2	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	624
2	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	451
2	Master Adjustable Rate
	Mortgages Trust	3.823%	4/25/34	197	167
2	MBNA Credit Card
	Master Note Trust	4.500%	1/15/13	450	426
2	Merrill Lynch Mortgage
	Investors, Inc.	4.585%	2/25/33	134	112
2	Merrill Lynch Mortgage

	Investors, Inc.	4.693%	7/25/33	69	63
2	Merrill Lynch Mortgage
	Investors, Inc.	4.852%	2/25/34	104	75
2	Merrill Lynch Mortgage
	Investors, Inc.	5.501%	5/25/36	842	739
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	385	362
2	Merrill Lynch Mortgage Trust	5.724%	6/12/50	900	694
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	74
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	389
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	194
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	311
2	Morgan Stanley Capital I	5.649%	6/13/42	1,850	1,444
2	Morgan Stanley Capital I	5.374%	3/12/44	570	534
2	Morgan Stanley Capital I	5.623%	12/12/49	400	302
2	Morgan Stanley Capital I	5.090%	10/12/52	475	445
[2,4]	Morgan Stanley Dean Witter
	Credit Card Home Equity
	Line of Credit Trust	0.741%	11/25/15	67	57
2	Morgan Stanley
	Mortgage Loan Trust	4.578%	2/25/34	241	210
2	Morgan Stanley
	Mortgage Loan Trust	5.416%	6/25/36	778	608
[2,4]	National City Credit Card
	Master Trust	1.245%	8/15/12	1,200	1,023
[2,4]	National City Credit Card
	Master Trust	1.245%	3/17/14	575	462
2	Nissan Auto Receivables
	Owner Trust	4.740%	12/15/09	32	32
2	Nissan Auto Receivables
	Owner Trust	5.030%	5/16/11	260	259
2	Nissan Auto Receivables
	Owner Trust	3.890%	8/15/11	975	945
2	Nissan Auto Receivables
	Owner Trust	4.460%	4/16/12	1,025	998
2	Nissan Auto Receivables
	Owner Trust	5.450%	6/15/12	600	584
2	Nissan Auto Receivables
	Owner Trust	5.930%	7/16/12	900	873
[2,4,5]	Nordstrom Private Label
	Credit Card Master Trust	1.255%	5/15/15	2,000	1,502
[2,4]	Permanent Master Issuer PLC	4.803%	1/15/16	700	646
2	PG&E Energy Recovery
	Funding LLC	4.370%	6/25/14	1,000	982
2	Provident Funding
	Mortgage Loan Trust	4.295%	4/25/34	356	304
2	Residential Funding
	Mortgage Securities I	5.845%	8/25/36	1,189	793
2	Residential Funding
	Mortgage Securities I	5.947%	9/25/36	466	368
2	Salomon Brothers
	Mortgage Securities VII	5.561%	9/25/33	422	386
2	Sequoia Mortgage Trust	5.636%	9/20/46	1,418	941
[2,4]	Swift Master Auto
	Receivables Trust	1.295%	6/15/12	300	253
[2,4]	Swift Master Auto
	Receivables Trust	1.845%	10/15/12	200	174

2	Thornburg Mortgage
	Securities Trust	3.356%	3/25/44	243	174
2	USAA Auto Owner Trust	4.900%	2/15/12	700	691
2	USAA Auto Owner Trust	4.160%	4/16/12	3,420	3,313
2	USAA Auto Owner Trust	4.640%	10/15/12	1,700	1,645
2	USAA Auto Owner Trust	4.500%	10/15/13	660	614
2	USAA Auto Owner Trust	4.710%	2/18/14	1,725	1,554
2	Volkswagen Auto Loan
	Enhanced Trust	5.470%	3/20/13	2,375	2,375
[2,4]	Wachovia Asset
	Securitization, Inc.	0.731%	6/25/33	42	16
2	Wachovia Auto Loan
	Owner Trust	5.100%	7/20/11	219	215
2	Wachovia Auto Owner Trust	5.390%	9/20/11	575	566
2	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	532
2	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	353
2	Washington Mutual Mortgage
	Pass-Through Certificates	4.566%	1/25/33	33	27
2	Washington Mutual Mortgage
	Pass-Through Certificates	3.847%	8/25/33	77	66
2	Washington Mutual Mortgage
	Pass-Through Certificates	4.565%	9/25/33	99	87
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	480	444

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Wells Fargo Mortgage Backed
	Securities Trust	5.633%	10/25/36	1,379	1,010
2	World Omni Auto
	Receivables Trust	5.010%	10/15/10	101	101
2	World Omni Auto
	Receivables Trust	5.230%	2/15/11	273	271
2	World Omni Auto
	Receivables Trust	3.940%	10/15/12	360	329
2	World Omni Auto
	Receivables Trust	5.130%	4/15/13	550	452
					114,706
Finance (30.3%)
	Banking (19.0%)
4	American Express
	Centurion Bank	1.200%	11/16/09	225	208
	American Express
	Centurion Bank	5.200%	11/26/10	675	654
4	American Express Credit Corp.	0.641%	5/19/09	575	560
4	American Express Credit Corp.	2.049%	10/4/10	400	356
	AmSouth Bank NA	6.125%	3/1/09	500	500
[2,4,5]	ANZ National Bank
	International Ltd.	2.428%	8/7/09	400	400
5	ANZ National Bank
	International Ltd.	6.200%	7/19/13	450	436
	Astoria Financial Corp.	5.750%	10/15/12	250	207
[2,5]	Banco Mercantil del Norte	6.135%	10/13/16	450	288
[2,5]	Banco Mercantil del Norte SA
	(Cayman Islands)	5.875%	2/17/14	800	664
[4,5]	Banco Santander Chile	2.536%	12/9/09	400	395
2	Bank of America
	Capital Trust XIV	5.630%	12/31/49	2,361	897
	Bank of America Corp.	5.375%	8/15/11	1,031	1,056
	Bank of America Corp.	4.875%	1/15/13	1,000	1,004
	Bank of New York Mellon	5.410%	5/15/09	700	708
	Bank of New York Mellon	7.300%	12/1/09	100	104
	Bank of New York Mellon	4.950%	1/14/11	300	303
	Bank of New York Mellon	4.950%	11/1/12	50	51
	Bank of New York Mellon	4.500%	4/1/13	575	579
5	Bank of Scotland PLC	4.000%	9/15/09	2,000	1,936
4	Barclays Bank PLC	2.498%	8/10/09	1,050	1,046
	Barclays Bank PLC	7.400%	12/15/09	150	153
	Barclays Bank PLC	5.450%	9/12/12	450	464
[2,5]	Barclays Bank PLC	7.375%	12/15/49	100	58
	BB&T Corp.	6.500%	8/1/11	1,375	1,401
4	Bear Stearns Co., Inc.	2.456%	9/9/09	2,010	1,989
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	385
4	Bear Stearns Co., Inc.	3.650%	1/31/11	110	103
	Bear Stearns Co., Inc.	6.950%	8/10/12	500	523
5	BNP Paribas	5.125%	1/15/15	500	445
[4,5]	BTMU Curacao Holdings NV	1.897%	12/19/16	835	643
	Capital One Bank	5.000%	6/15/09	550	539
	Capital One Bank	5.750%	9/15/10	100	97
	Capital One Bank	6.500%	6/13/13	125	112
4	Capital One Bank FSB	2.096%	3/13/09	1,100	1,097
[2,5]	CBG Florida REIT Corp.	7.114%	2/15/49	560	123
4	Charter One Bank N.A.	3.585%	4/24/09	630	618

	Charter One Bank N.A.	5.500%	4/26/11	380	361
4	Citigroup, Inc.	2.326%	6/9/09	1,735	1,700
	Citigroup, Inc.	6.500%	1/18/11	375	378
	Citigroup, Inc.	5.100%	9/29/11	400	391
	Citigroup, Inc.	5.250%	2/27/12	400	389
	Citigroup, Inc.	5.500%	8/27/12	935	923
	Citigroup, Inc.	5.500%	4/11/13	2,365	2,313
	Citigroup, Inc.	6.500%	8/19/13	400	404
2	Citigroup, Inc.	8.400%	4/29/49	1,750	1,181
5	Commonwealth
	Bank of Australia	5.000%	11/6/12	500	476
[2,5]	Commonwealth
	Bank of Australia	6.024%	3/15/49	450	266
[4,5]	Compass Bank	4.920%	10/9/09	1,070	1,067
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	979
[4,5]	Credit Agricole	2.231%	5/28/10	2,125	2,085
[2,5]	Credit Agricole	6.637%	5/31/49	175	82
	Credit Suisse First
	Boston USA, Inc.	4.125%	1/15/10	450	448
4	Credit Suisse First
	Boston USA, Inc.	2.349%	8/15/10	600	565
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	300	301
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/16/11	850	851
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	1,435	1,470
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	445	446
[4,5]	Deutsche Bank Financial, Inc.	3.785%	4/30/09	270	270
4	Deutsche Bank
	New York Branch	2.323%	8/21/09	1,050	1,042
5	Development Bank
	of Singapore Ltd.	7.875%	8/10/09	460	467
[4,5]	Development Bank
	of Singapore Ltd.	2.369%	5/16/17	1,250	1,048
[4,5]	DnB NOR Bank ASA	4.889%	10/13/09	1,400	1,395
	Fifth Third Bancorp.	4.200%	2/23/10	600	590
	Fifth Third Bancorp.	6.250%	5/1/13	225	213
4	First Tennessee Bank	2.011%	12/17/09	500	495
	FirstStar Bank	7.125%	12/1/09	85	87
2	Goldman Sachs Capital II	5.793%	12/29/49	425	168
4	Goldman Sachs Group, Inc.	4.164%	7/23/09	160	155
4	Goldman Sachs Group, Inc.	1.577%	12/23/09	250	234
4	Goldman Sachs Group, Inc.	2.417%	3/2/10	1,200	1,122
4	Goldman Sachs Group, Inc.	1.766%	6/28/10	2,045	1,890
	Goldman Sachs Group, Inc.	5.625%	1/15/17	130	108
	Goldman Sachs Group, Inc.	6.150%	4/1/18	500	480
	HSBC Bank PLC	6.950%	3/15/11	400	405
4	HSBC Bank USA	2.126%	12/14/09	1,500	1,449
5	ICICI Bank Ltd.	5.750%	1/12/12	200	158
2	Independence Community Bank	3.750%	4/1/14	315	260
	JPMorgan Chase & Co.	4.600%	1/17/11	1,800	1,815
	JPMorgan Chase & Co.	4.850%	6/16/11	900	908
	JPMorgan Chase & Co.	6.625%	3/15/12	710	727
	JPMorgan Chase & Co.	5.375%	10/1/12	1,165	1,190
	JPMorgan Chase & Co.	4.750%	5/1/13	550	553
2	JPMorgan Chase & Co.	4.891%	9/1/15	560	502
2	JPMorgan Chase & Co.	7.900%	12/29/49	450	373
	KeyCorp	4.700%	5/21/09	300	298

4	KeyCorp	0.571%	5/26/09	430	422
	KeyCorp	6.500%	5/14/13	500	464
[2,5]	Lloyds TSB Group PLC	6.267%	11/14/49	475	175
5	Manufacturers &
	Traders Trust Co.	5.382%	4/1/13	400	334
	Marshall & Ilsley Bank	5.150%	2/22/12	500	456
2	Mellon Capital IV	6.244%	6/29/49	750	442
4	Morgan Stanley Dean Witter	5.033%	1/15/10	1,300	1,212
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,074	1,048
	Morgan Stanley Dean Witter	5.250%	11/2/12	700	637
	Morgan Stanley Dean Witter	6.625%	4/1/18	1,115	1,003
	National Australia Bank	8.600%	5/19/10	420	430
	National City Bank	4.500%	3/15/10	1,850	1,803
	National City Bank	4.625%	5/1/13	150	124
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	107
	Northern Trust Co.	5.500%	8/15/13	250	258
4	PNC Funding Corp.	1.459%	6/12/09	525	520
	PNC Funding Corp.	5.125%	12/14/10	660	669
	Regions Financial Corp.	6.375%	5/15/12	375	349
	Santander Financial Issuances	6.375%	2/15/11	1,100	1,045
[4,5]	Santander U.S. Debt,
	S.A. Unipersonal	2.261%	11/20/09	2,700	2,457
	Sanwa Bank Ltd.	7.400%	6/15/11	250	259
5	Scotland International Finance	7.700%	8/15/10	900	910
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	327
[2,5]	Societe Generale	5.922%	12/5/49	200	111

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	154
4	Sovereign Bank	4.903%	8/1/13	45	32
2	State Street Capital Trust	8.250%	12/29/49	175	134
	State Street Corp.	7.650%	6/15/10	175	180
4	SunTrust Banks, Inc.	2.337%	6/2/09	1,350	1,348
[4,5]	Unicredit Luxembourg Finance	5.159%	1/13/17	1,175	1,071
	US Bank NA	6.375%	8/1/11	400	417
2	USB Capital IX	6.189%	4/15/49	1,190	535
[2,5]	USB Realty Corp.	6.091%	12/15/49	270	121
2	Wachovia Capital Trust III	5.800%	3/15/11	585	348
	Wachovia Corp.	6.375%	2/1/09	200	200
	Wachovia Corp.	6.150%	3/15/09	350	352
	Wachovia Corp.	4.375%	6/1/10	100	100
	Wachovia Corp.	7.800%	8/18/10	1,000	1,017
	Wachovia Corp.	5.350%	3/15/11	700	691
4	Wachovia Corp.	4.883%	10/15/11	550	489
	Wachovia Corp.	5.300%	10/15/11	1,550	1,521
	Wachovia Corp.	5.500%	5/1/13	700	703
6	Washington Mutual Bank	5.550%	6/16/10	210	48
6	Washington Mutual Bank	6.875%	6/15/11	517	—
	Wells Fargo & Co.	4.625%	8/9/10	120	121
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,539
	Wells Fargo & Co.	5.250%	10/23/12	225	231
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,455
4	Zions Bancorp.	3.689%	12/10/09	1,400	1,351

	Brokerage (1.2%)
	Jefferies Group Inc.	5.875%	6/8/14	150	123
[4,6]	Lehman Brothers Holdings, Inc.	2.911%	8/21/09	550	54
[4,6]	Lehman Brothers Holdings, Inc.	2.907%	11/16/09	880	86
[4,6]	Lehman Brothers Holdings, Inc.	2.951%	5/25/10	445	43
6	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	156
6	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	220	22
[4,6]	Lehman Brothers Holdings, Inc.	2.998%	8/19/65	210	—
4	Merrill Lynch & Co., Inc.	3.079%	2/5/10	1,385	1,331
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,500	1,470
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	645	626
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	625	634
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	425	426
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	675	650

	Finance Companies (5.2%)
	American General Finance Corp.	4.625%	5/15/09	565	480
	American General Finance Corp.	5.375%	9/1/09	435	326
	American General Finance Corp.	3.875%	10/1/09	1,000	730
	American General Finance Corp.	4.875%	5/15/10	200	118
	American General Finance Corp.	5.200%	12/15/11	290	125
	American General Finance Corp.	4.875%	7/15/12	380	163
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,026
	CIT Group, Inc.	5.800%	7/28/11	550	456
4	CIT Group, Inc.	2.425%	2/13/12	125	94
4	General Electric Capital Corp.	4.247%	1/5/09	225	225
4	General Electric Capital Corp.	2.447%	5/10/10	1,600	1,529
	General Electric Capital Corp.	4.250%	9/13/10	1,830	1,829
	General Electric Capital Corp.	5.000%	12/1/10	925	944
	General Electric Capital Corp.	5.500%	4/28/11	710	730

	General Electric Capital Corp.	5.875%	2/15/12	200	206
	General Electric Capital Corp.	4.375%	3/3/12	350	345
	General Electric Capital Corp.	5.000%	4/10/12	100	100
	General Electric Capital Corp.	5.250%	10/19/12	2,545	2,567
	General Electric Capital Corp.	5.450%	1/15/13	1,200	1,213
	General Electric Capital Corp.	4.800%	5/1/13	1,375	1,364
2	General Electric Capital Corp.	6.375%	11/15/67	375	238
	HSBC Finance Corp.	4.125%	11/16/09	500	496
	HSBC Finance Corp.	4.625%	9/15/10	1,070	1,058
	HSBC Finance Corp.	5.250%	1/14/11	1,150	1,142
	HSBC Finance Corp.	6.750%	5/15/11	500	504
	HSBC Finance Corp.	5.700%	6/1/11	500	492
	HSBC Finance Corp.	6.375%	10/15/11	200	201
	International Lease Finance Corp.	3.500%	4/1/09	220	205
	International Lease Finance Corp.	4.750%	7/1/09	155	143
	International Lease Finance Corp.	4.875%	9/1/10	300	240
	International Lease Finance Corp.	5.125%	11/1/10	250	190
	International Lease Finance Corp.	5.450%	3/24/11	600	438
	International Lease Finance Corp.	5.750%	6/15/11	425	310
	International Lease Finance Corp.	4.750%	1/13/12	1,900	1,311
	International Lease Finance Corp.	6.375%	3/25/13	750	525
	iStar Financial Inc.	4.875%	1/15/09	770	697
	SLM Corp.	4.500%	7/26/10	1,000	893

	Insurance (3.5%)
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	1,710	1,766
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	250	260
2	Chubb Corp.	6.375%	3/29/67	80	50
2	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	150	63
5	ING Security Life
	Institutional Funding	4.250%	1/15/10	200	198
5	Jackson National
	Life Insurance Co.	3.500%	1/22/09	300	300
5	Jackson National
	Life Insurance Co.	5.375%	5/8/13	450	412
5	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,021
	Liberty Mutual Group	4.875%	2/1/10	200	191
[2,5]	Liberty Mutual Insurance Co.	7.000%	3/15/37	175	78
2	Lincoln National Corp.	6.050%	4/20/67	195	70
[4,5]	MassMutual Global Funding II	4.484%	4/21/11	2,700	2,662
[4,5]	MassMutual Global Funding II	2.352%	12/6/13	350	337
[4,5]	Merna Reinsurance Ltd.	3.209%	7/7/10	420	379
[4,5]	MetLife Global Funding I	2.396%	5/18/10	1,100	997
[4,5]	Monumental Global Funding II	4.380%	1/9/09	1,250	1,250
5	Monumental Global Funding II	4.375%	7/30/09	400	395
5	Monumental Global Funding II	4.625%	3/15/10	350	342
5	New York Life Global Funding	4.625%	8/16/10	220	217
5	New York Life Global Funding	5.250%	10/16/12	220	220
[2,5]	Oil Insurance Ltd.	7.558%	6/30/49	300	113
5	PRICOA Global Funding I	4.200%	1/15/10	390	387
5	Principal Life Global	4.400%	10/1/10	200	195
	Principal Life Income Funding	5.125%	3/1/11	600	581
2	Progressive Corp.	6.700%	6/15/37	160	75
2	Travelers Cos. Inc.	6.250%	3/15/37	350	220
	Travelers Property
	Casualty Corp.	5.000%	3/15/13	400	379

4	UnitedHealth Group, Inc.	2.297%	3/2/09	425	422
	UnitedHealth Group, Inc.	5.125%	11/15/10	430	414
	UnitedHealth Group, Inc.	5.250%	3/15/11	100	96
	UnitedHealth Group, Inc.	4.875%	2/15/13	220	206
	UnumProvident Corp.	5.859%	5/15/09	570	555
	WellPoint Inc.	4.250%	12/15/09	400	390
	Willis North America Inc.	5.125%	7/15/10	170	141
5	Xlliac Global Funding	4.800%	8/10/10	330	228
[2,5]	ZFS Finance USA Trust I	5.875%	5/9/32	325	124

	Other Finance (0.3%)
4	Paccar Financial Corp.	2.199%	5/17/10	1,575	1,565

	Real Estate Investment Trusts (1.1%)
	Arden Realty LP	5.200%	9/1/11	180	170
	AvalonBay Communities, Inc.	7.500%	12/15/10	100	91
	AvalonBay Communities, Inc.	5.500%	1/15/12	225	182
	Boston Properties, Inc.	6.250%	1/15/13	268	203
	Brandywine Operating
	Partnership	5.750%	4/1/12	390	297
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	96
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	300	122
	Health Care Property
	Investors, Inc.	6.450%	6/25/12	300	218
	Health Care REIT, Inc.	8.000%	9/12/12	475	375

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HRPT Properties Trust	6.950%	4/1/12	450	329
	Kimco Realty Corp.	4.820%	8/15/11	325	256
	Liberty Property LP	6.375%	8/15/12	200	162
	ProLogis	5.500%	4/1/12	390	200
	Regency Centers LP	7.950%	1/15/11	100	91
	Simon Property Group Inc.	4.875%	3/18/10	900	795
	Simon Property Group Inc.	4.875%	8/15/10	350	309
	Simon Property Group Inc.	5.300%	5/30/13	550	396
	United Dominion Realty Trust	6.500%	6/15/09	150	143
5	Westfield Capital Corp.	4.375%	11/15/10	450	356
					137,664
Industrial (26.0%)
	Basic Industry (1.2%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	289
	Alcoa, Inc.	6.000%	7/15/13	550	499
	ArcelorMittal	5.375%	6/1/13	1,400	1,096
	Barrick Gold Finance Inc.	6.125%	9/15/13	550	520
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	775	784
	International Paper Co.	7.950%	6/15/18	175	135
	Lubrizol Corp.	4.625%	10/1/09	637	618
	PPG Industries, Inc.	5.750%	3/15/13	380	375
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	550	441
	Rohm & Haas Co.	5.600%	3/15/13	470	462
	Weyerhaeuser Co.	6.750%	3/15/12	221	195
[4,5]	Xstrata Finance Dubai Ltd.	2.585%	11/13/09	250	215

	Capital Goods (2.6%)
	3M Co.	4.500%	11/1/11	500	533
	Allied Waste North America Inc.	6.875%	6/1/17	200	191
5	BAE Systems Holdings Inc.	4.750%	8/15/10	745	745
	Boeing Capital Corp.	6.100%	3/1/11	450	469
	Boeing Capital Corp.	6.500%	2/15/12	775	821
[2,5]	C8 Capital SPV Ltd.	6.640%	12/15/49	125	60
4	Caterpillar Financial
	Services Corp.	2.285%	8/11/09	900	890
	Caterpillar Financial
	Services Corp.	4.300%	6/1/10	20	20
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	1,200	1,156
	CRH America Inc.	5.625%	9/30/11	675	561
4	Honeywell International, Inc.	3.585%	7/27/09	200	199
	Honeywell International, Inc.	6.125%	11/1/11	185	195
	Honeywell International, Inc.	4.250%	3/1/13	325	323
5	Hutchison Whampoa
	International Ltd.	5.450%	11/24/10	550	556
	Ingersoll-Rand GL
	Holding Company	6.000%	8/15/13	575	563
	John Deere Capital Corp.	4.875%	3/16/09	225	225
4	John Deere Capital Corp.	4.925%	10/16/09	800	790
	Lafarge SA	6.150%	7/15/11	50	43
	Lockheed Martin Corp.	4.121%	3/14/13	100	98
4	Martin Marietta Material	3.615%	4/30/10	425	364
	Northrop Grumman Corp.	8.000%	10/15/09	100	101
	Northrop Grumman Corp.	7.125%	2/15/11	200	210
	Raytheon Co.	4.850%	1/15/11	695	700
	Roper Industries Inc.	6.625%	8/15/13	350	357

4	Textron Financial Corp.	4.919%	1/12/09	830	829
	Textron Financial Corp.	4.600%	5/3/10	270	244
	Textron Financial Corp.	5.400%	4/28/13	330	239
	Tyco International Group SA	6.375%	10/15/11	235	220
	Vulcan Materials Co.	6.300%	6/15/13	175	161

	Communication (6.0%)
	America Movil SA de C.V.	4.125%	3/1/09	375	376
4	AT&T Inc.	2.959%	2/5/10	800	785
	AT&T Inc.	7.300%	11/15/11	1,130	1,205
	AT&T Inc.	4.950%	1/15/13	1,395	1,406
	AT&T Inc.	6.700%	11/15/13	500	534
	AT&T Wireless	7.875%	3/1/11	1,000	1,053
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	115
	British Sky Broadcasting Corp.	8.200%	7/15/09	1,090	1,098
	British Telecommunications PLC	8.625%	12/15/10	2,080	2,151
	Comcast Cable
	Communications, Inc.	6.750%	1/30/11	965	975
	Comcast Corp.	5.850%	1/15/10	720	726
	Comcast Corp.	5.500%	3/15/11	640	634
	Cox Communications, Inc.	7.875%	8/15/09	563	560
	Cox Communications, Inc.	4.625%	1/15/10	600	580
	Cox Communications, Inc.	4.625%	6/1/13	100	87
	Deutsche Telekom
	International Finance	8.500%	6/15/10	525	546
	Deutsche Telekom
	International Finance	5.875%	8/20/13	750	754
	France Telecom	7.750%	3/1/11	2,270	2,389
4	Gannett Co., Inc.	2.369%	5/26/09	500	480
2	NYNEX Corp.	9.550%	5/1/10	101	103
	Telecom Italia Capital	4.000%	1/15/10	1,000	941
	Telecom Italia Capital	4.875%	10/1/10	300	275
	Telefonica Emisiones SAU	5.984%	6/20/11	1,850	1,841
	Telefonica Europe BV	7.750%	9/15/10	380	386
	Telefonos de Mexico SA	4.750%	1/27/10	430	432
	Time Warner Cable Inc.	5.400%	7/2/12	250	236
	Time Warner Cable Inc.	6.200%	7/1/13	850	816
	Verizon Communications Corp.	5.250%	4/15/13	1,050	1,034
	Verizon Communications Corp.	5.500%	2/15/18	475	469
	Verizon Global Funding Corp.	7.250%	12/1/10	740	788
	Verizon Global Funding Corp.	6.875%	6/15/12	415	435
5	Verizon Wireless Inc.	7.375%	11/15/13	750	790
5	Vivendi	5.750%	4/4/13	450	415
	Vodafone AirTouch PLC	7.750%	2/15/10	1,202	1,228
	Vodafone Group PLC	5.500%	6/15/11	750	762

	Consumer Cyclical (3.9%)
[4,5]	American Honda Finance	2.295%	5/12/09	600	587
5	American Honda Finance	5.125%	12/15/10	520	517
5	American Honda Finance	4.625%	4/2/13	450	426
	Autozone, Inc.	6.500%	1/15/14	450	399
5	Best Buy Co.	6.750%	7/15/13	350	323
	Centex Corp.	5.800%	9/15/09	205	193
	Centex Corp.	7.875%	2/1/11	120	105
	CVS Caremark Corp.	4.000%	9/15/09	225	224
[2,5]	CVS Caremark Corp.	6.117%	1/10/13	519	498
2	CVS Caremark Corp.	6.302%	6/1/37	375	162
	DaimlerChrysler North
	America Holding Corp.	7.200%	9/1/09	250	244

	DaimlerChrysler North
	America Holding Corp.	4.875%	6/15/10	690	624
	DaimlerChrysler North
	America Holding Corp.	8.000%	6/15/10	110	103
	DaimlerChrysler North
	America Holding Corp.	6.500%	11/15/13	280	224
	Darden Restaurants Inc.	5.625%	10/15/12	150	132
	Federated Department
	Stores, Inc.	6.300%	4/1/09	310	304
	Federated Retail Holding	5.350%	3/15/12	525	393
	Gamestop Corp.	8.000%	10/1/12	275	258
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	250	194
5	Harley-Davidson Inc.	5.000%	12/15/10	200	176
	International Speedway Corp.	4.200%	4/15/09	580	573
	J.C. Penney Co., Inc.	8.000%	3/1/10	100	94
	J.C. Penney Co., Inc.	9.000%	8/1/12	585	533
	K. Hovnanian Enterprises	6.250%	1/15/16	160	36
	KB Home	7.250%	6/15/18	200	116
	Lennar Corp.	5.125%	10/1/10	100	82
	Lennar Corp.	5.950%	10/17/11	150	114
	Lowe’s Cos., Inc.	8.250%	6/1/10	200	211
	Lowe’s Cos., Inc.	5.600%	9/15/12	425	428
	Macy’s Retail Holdings Inc.	4.800%	7/15/09	460	438
	Macys Retail Holdings Inc.	6.625%	4/1/11	385	327
	McDonald’s Corp.	4.300%	3/1/13	550	566

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MGM Mirage, Inc.	6.750%	4/1/13	100	67
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	665
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	765
	Royal Caribbean Cruises	7.000%	6/15/13	250	138
	Target Corp.	5.125%	1/15/13	220	219
4	The Walt Disney Co.	4.705%	7/16/10	450	442
	The Walt Disney Co.	5.700%	7/15/11	85	90
	The Walt Disney Co.	6.375%	3/1/12	35	37
	The Walt Disney Co.	4.500%	12/15/13	425	428
4	Time Warner, Inc.	2.405%	11/13/09	500	480
	Time Warner, Inc.	6.875%	5/1/12	110	107
2	Toyota Motor Credit Corp.	2.750%	8/6/09	49	49
4	Viacom Inc.	2.271%	6/16/09	800	781
	Viacom Inc.	5.750%	4/30/11	100	90
	Wal-Mart Stores, Inc.	4.250%	4/15/13	1,325	1,372
	Wal-Mart Stores, Inc.	4.550%	5/1/13	500	521
	Walgreen Co.	4.875%	8/1/13	1,100	1,141
	Western Union Co.	5.400%	11/17/11	500	478
	Yum! Brands, Inc.	8.875%	4/15/11	200	201

	Consumer Noncyclical (5.9%)
	Abbott Laboratories	3.750%	3/15/11	150	153
	Abbott Laboratories	5.600%	5/15/11	380	403
	Abbott Laboratories	5.150%	11/30/12	500	536
	Altria Group, Inc.	8.500%	11/10/13	1,250	1,308
	AmerisourceBergen Corp.	5.625%	9/15/12	260	241
	Amgen Inc.	4.000%	11/18/09	950	959
4	AstraZeneca PLC	2.464%	9/11/09	850	841
	Baxter Finco, BV	4.750%	10/15/10	440	441
	Becton, Dickinson & Co.	7.150%	10/1/09	100	102
	Biogen Idec Inc.	6.000%	3/1/13	645	653
	Bottling Group LLC	6.950%	3/15/14	500	543
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	139
4	Cardinal Health, Inc.	4.322%	10/2/09	425	403
5	Cargill Inc.	3.625%	3/4/09	570	570
5	Cargill Inc.	5.200%	1/22/13	950	877
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	500	497
5	Cosan Finance Ltd.	7.000%	2/1/17	100	66
	Covidien International	5.150%	10/15/10	420	415
	Diageo Capital PLC	5.200%	1/30/13	150	150
4	General Mills, Inc.	4.189%	1/22/10	650	626
	General Mills, Inc.	5.650%	9/10/12	320	327
	General Mills, Inc.	5.250%	8/15/13	400	402
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	780	802
	H.J. Heinz Co.	5.350%	7/15/13	175	174
	Hershey Foods Corp.	5.300%	9/1/11	125	129
	Hormel Foods Corp.	6.625%	6/1/11	100	104
	Hospira, Inc.	4.950%	6/15/09	460	460
4	Hospira, Inc.	1.947%	3/30/10	300	292
	Kellogg Co.	6.600%	4/1/11	1,620	1,701
	Kellogg Co.	5.125%	12/3/12	230	235
	Kellogg Co.	4.250%	3/6/13	350	349
	Kraft Foods, Inc.	4.125%	11/12/09	1,025	1,042
	Kraft Foods, Inc.	5.625%	8/11/10	300	305
	Kraft Foods, Inc.	6.250%	6/1/12	500	514
	Kraft Foods, Inc.	6.750%	2/19/14	250	258

	Kroger Co.	7.250%	6/1/09	335	337
	Kroger Co.	6.200%	6/15/12	65	66
	Kroger Co.	5.000%	4/15/13	275	268
	Kroger Co.	7.500%	1/15/14	375	401
	Medco Health Solutions	6.125%	3/15/13	700	653
	Medtronic Inc.	4.375%	9/15/10	400	399
	Molson Coors Capital Finance	4.850%	9/22/10	150	148
	PepsiAmericas Inc.	6.375%	5/1/09	220	220
	PepsiAmericas Inc.	5.625%	5/31/11	110	106
	Pepsico, Inc.	4.650%	2/15/13	220	231
	Philip Morris International Inc.	6.875%	3/17/14	250	262
	Philips Electronics NV	4.625%	3/11/13	335	318
	Procter & Gamble Co.	4.600%	1/15/14	300	310
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	195
	Reynolds American Inc.	7.625%	6/1/16	75	62
[4,5]	SABMiller PLC	4.183%	7/1/09	325	319
5	SABMiller PLC	6.200%	7/1/11	1,125	1,108
4	Safeway, Inc.	1.816%	3/27/09	400	395
	Safeway, Inc.	7.500%	9/15/09	700	707
	Safeway, Inc.	4.950%	8/16/10	325	324
	Safeway, Inc.	6.250%	3/15/14	250	253
	Smithfield Foods, Inc.	7.750%	7/1/17	150	88
	Sysco Corp.	4.200%	2/12/13	220	221
	Whirlpool Corp.	5.500%	3/1/13	325	259
	Wyeth	6.950%	3/15/11	1,950	2,065

	Energy (2.1%)
	Anadarko Finance Co.	6.750%	5/1/11	360	355
	BP Capital Markets PLC	5.250%	11/7/13	75	79
	Canadian Natural Resources	6.700%	7/15/11	200	200
	Canadian Natural Resources	5.150%	2/1/13	330	303
5	Canadian Oil Sands	4.800%	8/10/09	296	297
	Conoco Funding Co.	6.350%	10/15/11	1,235	1,298
	ConocoPhillips	8.750%	5/25/10	655	701
	ConocoPhillips	9.375%	2/15/11	350	379
	Devon Financing Corp.	6.875%	9/30/11	890	899
	EOG Resources Inc.	6.125%	10/1/13	275	288
	Kerr McGee Corp.	6.875%	9/15/11	925	915
	Marathon Oil Corp.	6.125%	3/15/12	570	555
[2,5]	Petroleum Co. of
	Trinidad & Tobago	6.000%	5/8/22	150	122
[2,5]	PF Export Receivables
	Master Trust	3.748%	6/1/13	165	146
[2,5]	PF Export Receivables
	Master Trust	6.436%	6/1/15	299	289
	Transocean Inc.	5.250%	3/15/13	425	394
	Valero Energy Corp.	3.500%	4/1/09	275	273
	Weatherford International Inc.	5.950%	6/15/12	275	257
	Weatherford International Inc.	5.150%	3/15/13	400	352
	XTO Energy, Inc.	5.000%	8/1/10	700	690
	XTO Energy, Inc.	5.900%	8/1/12	650	641

	Technology (2.4%)
	Agilent Technologies Inc.	6.500%	11/1/17	200	138
	Cisco Systems Inc.	5.250%	2/22/11	3,075	3,197
	Dell Inc.	4.700%	4/15/13	905	840
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	570
	Fiserv, Inc.	6.125%	11/20/12	560	525
4	Hewlett-Packard Co.	2.056%	6/15/10	525	509

	International Business
	Machines Corp.	4.950%	3/22/11	1,350	1,397
	International Business
	Machines Corp.	4.750%	11/29/12	200	207
	Intuit Inc.	5.400%	3/15/12	200	184
	Lexmark International Inc.	5.900%	6/1/13	500	429
4	Oracle Corp.	2.193%	5/14/10	2,100	2,021
	Oracle Corp.	4.950%	4/15/13	487	502
	Xerox Corp.	6.875%	8/15/11	270	236

	Transportation (1.9%)
2	American Airlines, Inc.	3.857%	7/9/10	168	148
	American Airlines, Inc.	6.817%	5/23/11	179	125
	American Airlines, Inc.	7.858%	10/1/11	360	290
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	300	301
	Canadian National Railway Co.	6.375%	10/15/11	170	174
	Continental Airlines, Inc.	7.056%	9/15/09	95	89
2	Continental Airlines, Inc.	6.900%	1/2/18	73	58
2	Continental Airlines, Inc.	9.798%	4/1/21	177	122
	CSX Corp.	4.875%	11/1/09	125	123
	CSX Corp.	6.750%	3/15/11	400	400
	Delta Air Lines, Inc.	7.570%	11/18/10	1,050	887
2	Delta Air Lines, Inc.	6.821%	8/10/22	234	139
2	Delta Air Lines, Inc.	8.021%	8/10/22	115	60

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	ERAC USA Finance Co.	3.715%	4/30/09	200	195
[4,5]	ERAC USA Finance Co.	2.431%	8/28/09	500	472
5	ERAC USA Finance Co.	7.950%	12/15/09	235	226
5	ERAC USA Finance Co.	8.000%	1/15/11	200	184
	FedEx Corp.	3.500%	4/1/09	725	724
	FedEx Corp.	5.500%	8/15/09	575	576
	Greenbrier Co. Inc.	8.375%	5/15/15	125	89
[2,4]	JetBlue Airways Corp.	2.371%	12/15/13	373	291
4	JetBlue Airways Corp.	2.416%	3/15/14	625	378
4	JetBlue Airways Corp.	2.599%	11/15/16	440	252
	Norfolk Southern Corp.	8.625%	5/15/10	230	237
	Norfolk Southern Corp.	6.750%	2/15/11	370	376
	Norfolk Southern Corp.	5.257%	9/17/14	135	129
	Ryder System Inc.	6.000%	3/1/13	450	363
5	Southwest Airlines Co.	10.500%	12/15/11	625	637
	TFM SA de CV	9.375%	5/1/12	170	156
	Union Pacific Corp.	3.625%	6/1/10	420	413
	Union Pacific Corp.	5.450%	1/31/13	100	98
					118,204
Utilities (5.0%)
	Electric (3.6%)
5	AES Panama SA	6.350%	12/21/16	200	163
4	Alabama Power Co.	2.347%	8/25/09	590	585
	Alabama Power Co.	4.850%	12/15/12	160	159
	American Water Capital Corp.	6.085%	10/15/17	675	590
	Appalachian Power Co.	5.650%	8/15/12	380	369
	Carolina Power & Light Co.	6.500%	7/15/12	450	459
	Carolina Power & Light Co.	5.125%	9/15/13	110	112
	Commonwealth Edison Co.	6.150%	3/15/12	500	493
	Consolidated Edison Co.
	of New York	8.125%	5/1/10	130	135
	Consumers Energy Co.	4.400%	8/15/09	220	218
	Consumers Energy Co.	4.000%	5/15/10	1,720	1,692
2	Dominion Resources, Inc.	6.300%	9/30/66	940	437
5	EDP Finance BV	5.375%	11/2/12	350	326
	Entergy Arkansas Inc.	5.400%	8/1/13	240	226
	FirstEnergy Corp.	6.450%	11/15/11	230	224
	Florida Power Corp.	4.500%	6/1/10	330	328
4	FPL Group Capital, Inc.	2.751%	6/17/11	550	499
5	FPL Group Capital, Inc.	7.590%	7/10/18	450	366
2	FPL Group Capital, Inc.	6.350%	10/1/66	205	102
[2,5]	GWF Energy LLC	6.131%	12/30/11	146	150
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	47
	MidAmerican Energy Co.	5.650%	7/15/12	750	751
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	300	283
	Nevada Power Co.	6.500%	4/15/12	200	189
	Northeast Utilities	7.250%	4/1/12	345	343
	Northeast Utilities	5.650%	6/1/13	550	514
	Northern States Power Co.	4.750%	8/1/10	200	201
	Northern States Power Co.	8.000%	8/28/12	525	572
	Nstar	8.000%	2/15/10	200	207
	NStar Electric Co.	4.875%	10/15/12	130	130
	Ohio Power Co.	5.300%	11/1/10	370	368
	Oncor Electric Delivery Co.	5.950%	9/1/13	470	451
	Pacific Gas & Electric Co.	4.200%	3/1/11	725	712

	PECO Energy Co.	5.950%	11/1/11	300	306
4	Pepco Holdings, Inc.	2.828%	6/1/10	250	247
	PPL Capital Funding, Inc.	4.330%	3/1/09	800	797
2	PPL Capital Funding, Inc.	6.700%	3/30/67	450	200
	PPL Electric Utilities Corp.	6.250%	8/15/09	430	433
	Public Service Co. of Colorado	6.875%	7/15/09	512	515
	Sierra Pacific Power Co.	5.450%	9/1/13	240	231
4	Southern California Edison Co.	3.292%	2/2/09	150	150
	Southern California Edison Co.	7.625%	1/15/10	50	51
	Tampa Electric Co.	6.875%	6/15/12	100	99
	Tampa Electric Co.	6.375%	8/15/12	167	163
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	161
	Wisconsin Energy Corp.	6.500%	4/1/11	400	411
	Natural Gas (1.4%)
	AGL Capital Corp.	7.125%	1/14/11	100	101
2	Enbridge Energy Partners	8.050%	10/1/37	105	51
	Energy Transfer Partners LP	6.000%	7/1/13	200	180
	Enterprise Products
	Operating LP	5.650%	4/1/13	575	515
	Enterprise Products
	Operating LP	9.750%	1/31/14	250	257
2	Enterprise Products
	Operating LP	8.375%	8/1/66	450	237
5	Gulf South Pipeline Co.	5.750%	8/15/12	520	474
	Kinder Morgan Energy
	Partners LP	6.750%	3/15/11	100	97
5	NGPL Pipeco LLC	6.514%	12/15/12	550	501
	ONEOK Partners, LP	8.875%	6/15/10	200	204
	ONEOK Partners, LP	5.900%	4/1/12	200	189
	Plains All American Pipeline LP	4.750%	8/15/09	550	553
[4,5]	Rockies Express Pipeline LLC	5.100%	8/20/09	1,600	1,591
5	Rockies Express Pipeline LLC	6.250%	7/15/13	250	235
	Southern Union Co.	6.089%	2/16/10	420	384
2	Southern Union Co.	7.200%	11/1/66	400	140
	Teppco Partners, LP	5.900%	4/15/13	880	789
2	Trans-Canada Pipelines	6.350%	5/15/67	175	80
					22,743
Total Corporate Bonds (Cost $434,444)					393,317
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
4	Bank of Ireland	1.897%	12/18/09	1,400	1,362
	China Development Bank	8.250%	5/15/09	400	406
5	Export-Import Bank of Korea	4.125%	2/10/09	450	448
	Export-Import Bank of Korea	5.500%	10/17/12	400	372
5	Gaz Capital SA	6.212%	11/22/16	300	194
	Korea Development Bank	5.300%	1/17/13	450	415
	Petrobras International Finance	9.125%	7/2/13	125	138
[2,5]	Petroleum Export/Cayman	4.623%	6/15/10	233	237
[2,5]	Petroleum Export/Cayman	5.265%	6/15/11	320	292
5	Petronas Capital Ltd.	7.000%	5/22/12	100	105
[2,5]	Qatar Petroleum	5.579%	5/30/11	278	259
[2,5]	Ras Laffan Liquefied
	Natural Gas Co.	3.437%	9/15/09	166	161
[2,5]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	300	213
5	Taqa Abu Dhabi
	National Energy Co.	5.620%	10/25/12	200	179
5	Taqa Abu Dhabi
	National Energy Co.	5.875%	10/27/16	350	289
5	Trans Capital Investment	5.670%	3/5/14	575	372

Total Sovereign Bonds (Cost $6,064)					5,442
Taxable Municipal Bonds (0.6%)
4	Florida Hurricane Catastrophe
	Fund Finance Corp. Rev.	1.975%	10/15/12	1,090	1,033
	Louisiana Public Facs. Auth.
	Systems Rev.	4.500%	2/1/14	1,600	1,607
	New York City NY IDA Special
	Fac. Rev. (American Airlines Inc.
	J.F.K International Project)	7.500%	8/1/16	75	56
Total Taxable Municipal Bonds (Cost $2,762)					2,696

				Shares
Convertible Preferred Stock (0.0%)
6	Lehman Brothers
	Holdings (Cost $700)	7.250%		700	—
Preferred Stock (0.7%)
	Southern California Edison Co.	5.349%		31,080	2,207
4	Goldman Sachs Group, Inc.	6.050%		46,000	574
4	Bank of America Corp.	5.908%		16,750	192

11

Vanguard Short-Term Investment-Grade Portfolio

				Market
				Value•
		Coupon	Shares	($000)
	Santander Financial	6.800%	9,200	175
4	SunTrust Banks, Inc.	6.224%	8,500	102
	Aspen Insurance Holdings	7.401%	5,950	73
4	Zions Bancorp.	6.214%	6,675	58
4	Merrill Lynch & Co., Inc.	6.000%	3,400	37
4	Fannie Mae	5.948%	21,600	9
Total Preferred Stocks (Cost $6,027)				3,427
Temporary Cash Investments (0.3%)
7	Vanguard Market Liquidity Fund
	(Cost $1,198)	1.378%	1,197,708	1,198
Total Investments (98.6%) (Cost $491,346)				447,892
Other Assets and Liabilities (1.4%)
Other Assets				7,607
Liabilities				(1,371)
				6,236
Net Assets (100%)
Applicable to 45,644,379 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				454,128
Net Asset Value Per Share				$9.95

At December 31, 2008, net assets consisted of:
				Amount
				($000)
Paid-in Capital				474,050
Undistributed Net Investment Income				22,161
Accumulated Net Realized Losses				(230)
Unrealized Appreciation (Depreciation)
Investment Securities				(43,454)

Futures Contracts	(56)
Swap Contracts	1,657
Net Assets	454,128

• See Note A in Notes to Financial Statements.

1 Securities with a value of $1,426,000 have been segregated as initial margin for open futures contracts.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

4 Adjustable-rate security.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $56,519,000, representing 12.4% of net assets.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends	272
Interest[1]	22,998
Total Income	23,270
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative	509
Marketing and Distribution	115
Custodian Fees	16
Auditing Fees	30
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	731
Net Investment Income	22,539
Realized Net Gain (Loss)
Investment Securities Sold	1,455
Futures Contracts	(1,590)
Swap Contracts	1,846
Realized Net Gain (Loss)	1,711
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(42,734)
Futures Contracts	(113)
Swap Contracts	219
Change in Unrealized Appreciation
(Depreciation)	(42,628)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,378)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,539	20,951
Realized Net Gain (Loss)	1,711	1,011
Change in Unrealized Appreciation (Depreciation)	(42,628)	2,935
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,378)	24,897
Distributions
Net Investment Income	(20,849)	(18,056)
Realized Capital Gain	—	—
Total Distributions	(20,849)	(18,056)

Capital Share Transactions
Issued	138,780	113,002
Issued in Lieu of Cash Distributions	20,849	18,056
Redeemed	(129,855)	(75,073)
Net Increase (Decrease) from Capital Share Transactions	29,774	55,985
Total Increase (Decrease)	(9,453)	62,826
Net Assets
Beginning of Period	463,581	400,755
End of Period[2]	454,128	463,581

1 Interest income from an affiliated company of the fund was $282,000.

2 Net Assets—End of Period includes undistributed net investment income of $22,161,000 and $19,732,000. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.77	$10.63	$10.52	$10.62	$10.74
Investment Operations
Net Investment Income	.480	.520[1]	.470	.380	.330
Net Realized and Unrealized Gain (Loss)
on Investments	(.830)	.090	.030	(.140)	(.110)
Total from Investment Operations	(.350)	.610	.500	.240	.220
Distributions
Dividends from Net Investment Income	(.470)	(.470)	(.390)	(.340)	(.340)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.470)	(.470)	(.390)	(.340)	(.340)
Net Asset Value, End of Period	$9.95	$10.77	$10.63	$10.52	$10.62

Total Return	–3.45%	5.93%	4.92%	2.34%	2.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$454	$464	$401	$373	$394
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.62%	4.92%	4.55%	3.58%	3.16%
Portfolio Turnover Rate	50%	59%	48%	35%	49%

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the buyer will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $739,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Vanguard Short-Term Investment-Grade Portfolio

The portfolio used a capital loss carryforward of $1,288,000 to offset taxable capital gains realized during the year ended December 31, 2008, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2008, the portfolio had $23,063,000 of ordinary income and $2,806,000 of long-term capital gains available for distribution. Tax-basis capital gains required to be distributed in March 2009 include net capital gains realized through October 31, 2008. Subsequently, the fund realized capital losses of $1,750,000, which are available to offset future net capital gains.

The portfolio had realized losses totaling $1,486,000 through December 31, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At December 31, 2008, the cost of investment securities for tax purposes was $492,832,000. Net unrealized depreciation of investment securities for tax purposes was $44,940,000, consisting of unrealized gains of $2,657,000 on securities that had risen in value since their purchase and $47,597,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2–Year U.S. Treasury Note	220	47,974	381
5–Year U.S. Treasury Note	(146)	17,382	(306)
10–Year U.S. Treasury Note	(17)	2,138	(131)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2008, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	6/20/12	DBS	400	0.400%	(5)
Johnson & Johnson/Aaa	9/20/12	GS	410	0.070%	(8)
Johnson & Johnson/Aaa	9/20/12	UBS	160	0.080%	(3)
Credit Protection Purchased
AT&T Inc.	6/20/13	GS	(300)	(1.040%)	5
Merrill Lynch	9/20/13	BA	(300)	(2.900%)	(16)
					(27)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)[2]	($000)
6/2/09	DBS	1,350	3.770%	(2.22%)	12
5/18/10	BZW	1,100	2.550%	(2.24%)	17
8/15/10	JPM	12,000	4.040%	(2.15%)	495
9/30/10	BZW	33,281	3.440%	(1.47%)	1,160
					1,684

1  BA—Bank of America, N.A.

  BZW—Barclays Capital Inc.

  DBS—Deutsche Bank AG.

  GS—Goldman Sachs Capital Markets.

  JPM—J.P. Morgan (Morgan Guaranty Trust Company of New York).

  UBS—UBS AG.

2  Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Short-Term Investment-Grade Portfolio

D. During the year ended December 31, 2008, the portfolio purchased $160,507,000 of investment securities and sold $127,353,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $86,698,000 and $98,537,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	13,301	10,701
Issued in Lieu of Cash Distributions	1,997	1,748
Redeemed	(12,689)	(7,125)
Net Increase (Decrease) in Shares Outstanding	2,609	5,324

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	4,625	(56)	—
Level 2—Other significant observable inputs	443,267	—	1,657
Level 3—Significant unobservable inputs	—	—	—
Total	447,892	(56)	1,657

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$955.81	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Vanguard® Small Company Growth Portfolio

Small-capitalization stocks, which are typically more volatile, fared no worse than large-caps in the downbeat 2008 market. That said, investors punished growth-oriented stocks more than their value-oriented counterparts, especially among smaller companies.

Against this backdrop, the Small Company Growth Portfolio returned –39.47% for 2008, a disappointing result but a few steps ahead of its benchmark return and peer-group average. Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Mixed results from sector positions

Despite both portfolio managers’ focus on selecting attractive stocks, in a portfolio composed of hundreds of small holdings, with relatively high turnover, a key driver of performance may not be individual stock returns, but rather sector positioning. In the Small Company Growth Portfolio, the advisors’ dual focus on earnings growth and reasonable stock valuations often produces sector weights that diverge from those of the benchmark.

For example, the two largest sectors—health care and information technology—represented about half of the portfolio’s assets, on average, compared with less than 40% of the benchmark. Together, those sectors trimmed more than 22 percentage points from the portfolio’s return.

The advisors’ outsized commitment in health care helped support performance, as health care (–29%) was an area of relative strength in a year when all sectors in the portfolio and the benchmark posted significant double-digit declines. The portfolio’s holdings among providers of health care equipment, supplies, and services, as well as life sciences, provided a modest edge over the benchmark.

In contrast, stock selection and positioning within information technology (–55%) trimmed almost 5 percentage points from the portfolio’s return relative to that of the benchmark. Software and communications equipment companies were among those hardest hit by the global economic slowdown and spending cutbacks.

Among the smaller sectors, the portfolio’s consumer discretionary holdings returned –32%, almost 15 percentage points ahead of those in the benchmark.

Long-term performance remained admirable

The decade ended December 31 has been a disappointment for most equity investors. Now that the steep bear market of 2008 has joined the 2000–2002 bear market in the ten-year performance calculation, many portfolios have gone essentially nowhere or lost value for the period. The Small Company Growth Portfolio stands out in sharp contrast, with a 6.01% average annual return, higher than that of the benchmark and the average return for competing funds by about 5 percentage points.

While we are pleased with this record, we remind you of the importance of balance and diversification both within and across asset classes. As one component within such a group of diversified holdings, the Small Company Growth Portfolio can represent an intelligent, low-cost way to gain exposure to the opportunities that exist among the smaller companies in the U.S. stock market.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Small Company Growth Portfolio	–39.47%	6.01%
Russell 2500 Growth Index	–41.50	0.75
Average Small-Cap Growth Fund[1]	–42.10	1.28

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.36%	1.61%

1  Derived from data provided by Lipper Inc.

2  The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned –39.47% for the fiscal year ended December 31, 2008, ahead of the result of its benchmark index and the average return of competing small-capitalization growth funds. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2008 fiscal year and how portfolio positioning reflects this assessment. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These reports were prepared on January 12, 2009.

Granahan Investment

Management, Inc.

Portfolio Managers: John J. Granahan, CFA, Founder and President

Jane M. White, Executive Vice President

Gary C. Hatton, CFA, Executive Vice President

Robert F. Granahan, CFA, Vice President

Susan E. McGarry, Vice President

The investment environment

The credit crisis that first surfaced in mid-2007 turned into a severe global slowdown in 2008. Although the massive monetary injections and fiscal stimulus packages by governments could help, it appears that lower asset prices and less debt will be necessary to stabilize effective demand. Current trends in employment are not encouraging.

Positive factors for equities include still generally good corporate balance sheets outside of the financial sector plus what appears to be very conservative earnings forecasts by most management teams; time will tell whether they are sufficiently conservative. The sharp reduction in equity prices probably reflects most of these lower expectations, thus possibly offering significant investment potential—at least in the few companies that can show growth. Companies providing cost-cutting solutions to their customers, for example, are in a good position in this environment. Examples in our portion of the portfolio include “software as a service” companies such as Concur, Ariba and Vocus, and video conferencing company Polycom. We remain overweighted in health care and underweighted in energy, with other sectors for the most part in line with their weightings in the benchmark.

Successes

We measure successes this year generally in relative rather than absolute terms; less than 15% of our stocks showed absolute gains, and none of the industry sectors produced a positive result for the year. In a relative sense, however, most of our industry sectors outperformed the benchmark sectors, led by consumer discretionary, health care, materials, and consumer staples. Our underweighting in the hard-hit energy sector also helped performance.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	71	305	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	25	110	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies as
			compared with their peers.
Cash Investments	4	17	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

Consumer stocks that were strong included Monro Muffler Brake and, to a lesser extent, O’Reilly Automotive as auto parts retailing and service stabilized; specialty retailer Hot Topic also contributed on the basis of continuing good management execution and a late-year sales boost from a tie-in with the movie Twilight. Our health care stocks included strong performances from Illumina (life science tools) and Luminex (diagnostics), plus two companies whose stock we acquired early in 2008, Iomai (vaccine patches) and I-Trax (in-company health services). Watsco, a distributor of heating and air conditioning systems, helped in materials as the market began to discount the potential bottom in housing, and in consumer staples, Diamond Foods benefited after shifting its product mix toward its higher-margin Emerald snack foods label.

Shortfalls

Technology continued to be very challenging, and we were slow in bringing our overweighting down to the current underweighted position. Enterprise spending on information technology dropped significantly and telecom spending weakened globally. Stocks that particularly penalized performance included Radiant Systems (tech solutions for restaurants); VeriFone (electronic payment systems), where management execution stumbled; Ciena (optical networking); and Riverbed and Blue Coat Systems in wide-area network optimization software, a product with excellent long-term potential. We eliminated our holdings in Ciena, but have retained the four other companies.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

As 2008 ended, global economies continued to decelerate, leaving most in recession; credit markets, although thawing, continued to stagnate; and the actions taken by world governments had yet to reduce uncertainty and stimulate recovery. Consumers have become defensive as they confront the shock of reduced wealth amid rising unemployment. To place the fiscal year in historical context, since 1926, the broad U.S. market had previously declined by more than 20% in a single calendar year only five times. This doesn’t make the current fiscal-year losses any easier to swallow, but it does remind us that stocks are risky investments.

Our portfolio’s performance relative to its benchmark depends on our ability to rank stocks against their industry and market-cap peers and to accurately predict which ones will outperform and which ones will underperform. We consider three independent stock-selection models to rank companies on their relative valuation, market sentiment, and earnings-quality characteristics. Relative to the benchmark, our portfolio will generally have a lower price-to-earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield. In other words, we invest in profitable companies that are trading at lower valuation levels than their industry peers.

Our stock-selection results were strongest within the health care sector, led by Emergent BioSolutions (up over 400%), and in consumer discretionary and energy. Our results were most disappointing in the industrial sector, where selections such as Energy Conversion Devices, Manitowoc, and UAL detracted from our overall results.

Uncertainty and volatility may be with us for a while as we enter the 2009 fiscal year. However, we will continue to manage the portfolio in a disciplined and prudent fashion, and we look forward to reporting to you six months from now.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of December 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	604	1,510	4,593
Median Market Cap	$0.9B	$1.6B	$25.3B
Price/Earnings Ratio	18.0x	15.4x	11.8x
Price/Book Ratio	1.9x	2.0x	1.7x
Yield[3]	0.5%	0.9%	2.8%
Return on Equity	13.1%	16.1%	20.8%
Earnings Growth Rate	20.1%	22.4%	17.2%
Foreign Holdings	2.3%	0.0%	0.0%
Turnover Rate	94%	—	—
Expense Ratio
(12/31/2007)[4]	0.36%	—	—
Short-Term Reserves	3.4%	—	—

Volatility Measures
Portfolio Versus		Portfolio Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.95	0.87
Beta	0.93	1.18

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	15.0%	15.0%	8.9%
Consumer Staples	4.0	3.7	11.2
Energy	2.9	6.8	12.4
Financials	4.7	6.0	15.6
Health Care	27.8	22.5	14.4
Industrials	18.9	20.1	11.2
Information Technology	21.2	19.3	15.2
Materials	4.1	4.5	3.3
Telecommunication
Services	0.6	1.2	3.4
Utilities	0.8	0.9	4.4

Ten Largest Holdings[5] (% of total net assets)

Monro Muffler Brake, Inc.	automotive retail	1.8%
The Dun &	research and
Bradstreet Corp.	consulting services	1.5
Haemonetics Corp.	health care supplies	1.3
O’Reilly Automotive, Inc.	automotive retail	1.2
Crucell NV ADR	biotechnology	1.1
FactSet Research
Systems Inc.	application software	1.1
AptarGroup Inc.	metal and
	glass containers	1.0
Sensient
Technologies Corp.	specialty chemicals	1.0
Edwards	health care
Lifesciences Corp.	equipment	0.9
Stericycle, Inc.	environmental and
	facilities services	0.9
Top Ten		11.8%

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1  Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3   30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4  The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the expense ratio was 0.33%.

5  The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Small Company Growth Portfolio	–39.47%	–3.24%	6.01%	$17,931
Dow Jones Wilshire 5000 Index	–37.34	–1.67	–0.63	9,388
Russell 2500 Growth Index	–41.50	–2.24	0.75	10,776
Average Small-Cap Growth Fund[1]	–42.10	–4.09	1.28	11,356

Fiscal-Year Total Returns (%): December 31, 1998–December 31, 2008

1  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.0%)[1]
Consumer Discretionary (14.1%)
	Monro Muffler Brake, Inc.	301,025	7,676
*	O’Reilly Automotive, Inc.	165,600	5,091
*,^	Jos. A. Bank Clothiers, Inc.	109,500	2,863
*	WMS Industries, Inc.	103,450	2,783
*	GameStop Corp. Class A	113,850	2,466
*	Skechers U.S.A., Inc.	189,800	2,433
	Ross Stores, Inc.	78,860	2,345
	Matthews International Corp.	57,000	2,091
*	The Dress Barn, Inc.	190,000	2,041
*	Hot Topic, Inc.	184,600	1,711
*	thinkorswim Group, Inc.	300,100	1,687
	Aaron Rents, Inc.	58,550	1,559
*	The Wet Seal, Inc. Class A	519,500	1,543
*	Deckers Outdoor Corp.	15,800	1,262
*	True Religion Apparel, Inc.	96,800	1,204
*	Rent-A-Center, Inc.	65,550	1,157
	WABCO Holdings Inc.	71,306	1,126
*	NVR, Inc.	2,390	1,090
*	MarineMax, Inc.	269,200	913
*,^	Chipotle Mexican Grill, Inc.	13,600	843
	Guess ?, Inc.	53,100	815
*	Chipotle Mexican Grill, Inc.
	Class B	13,700	785
*	Dollar Tree, Inc.	18,300	765
*	ITT Educational Services, Inc.	8,000	760
	DeVry, Inc.	12,600	723
*	FGX International
	Holdings Ltd.	45,600	627
	Tiffany & Co.	25,700	607
	Burger King Holdings Inc.	22,101	528
	Advance Auto Parts, Inc.	15,200	511
*	Capella Education Co.	8,400	494
*	Buffalo Wild Wings Inc.	19,200	492
*	Marvel Entertainment, Inc.	15,000	461
*	Bally Technologies Inc.	18,800	452
	Harte-Hanks, Inc.	70,000	437
*,^	Under Armour, Inc.	18,200	434
	John Wiley & Sons Class A	11,700	416
*	Urban Outfitters, Inc.	27,700	415
*	Interpublic Group of
	Cos., Inc.	101,400	402

*	The Warnaco Group, Inc.	18,700	367
*	Hanesbrands Inc.	27,700	353
*	Big Lots Inc.	23,100	335
*	Aeropostale, Inc.	19,950	321
	Interactive Data Corp.	13,000	321
*	Priceline.com, Inc.	4,300	317
*	CEC Entertainment Inc.	12,100	293
*	Fossil, Inc.	17,400	291
	Strayer Education, Inc.	1,330	285
*	Fuel Systems Solutions, Inc.	8,200	269
*	Denny’s Corp.	134,200	267
	The Buckle, Inc.	11,850	259
*	Brink’s Home Security
	Holdings, Inc.	10,800	237
*,^	Bidz.com, Inc.	50,300	231
*	The Goodyear Tire &
	Rubber Co.	38,200	228
*	Panera Bread Co.	3,800	199
*	Penn National Gaming, Inc.	8,500	182
*	Citi Trends Inc.	10,100	149
*	Einstein Noah Restaurant
	Group Inc.	25,500	147
	Family Dollar Stores, Inc.	5,600	146
*	Corinthian Colleges, Inc.	8,900	146
	Service Corp. International	26,100	130
*	Jo-Ann Stores, Inc.	7,600	118
*	1-800-FLOWERS.COM, Inc.	30,600	117
	BorgWarner, Inc.	5,300	115
	The Stanley Works	3,200	109
*	Amerigon Inc.	33,000	108
*	Wonder Auto
	Technology, Inc.	26,100	102
*	Perry Ellis International Corp.	16,000	101
	Polaris Industries, Inc.	2,900	83
	PetSmart, Inc.	4,500	83
	Hasbro, Inc.	2,500	73
*	Life Time Fitness, Inc.	3,800	49
*	American Public
	Education, Inc.	1,300	48
	Finish Line, Inc.	8,300	46
	Thor Industries, Inc.	3,500	46
*	DreamWorks Animation
	SKG, Inc.	1,600	40
	Warner Music Group Corp.	10,200	31
	DineEquity, Inc.	2,600	30
*	CarMax, Inc.	3,700	29
*	CTC Media, Inc.	5,800	28
*	Valassis
	Communications, Inc.	16,800	22
			60,859
Consumer Staples (3.7%)
	Ruddick Corp.	142,200	3,932
	PriceSmart, Inc.	178,100	3,680
*,^	Chattem, Inc.	24,600	1,760
	Spartan Stores, Inc.	41,560	966
	Diamond Foods, Inc.	45,000	907
	Nu Skin Enterprises, Inc.	83,700	873
	Church & Dwight, Inc.	13,000	730
	Herbalife Ltd.	30,000	650

*	Winn-Dixie Stores, Inc.	18,500	298
	Cal-Maine Foods, Inc.	9,900	284
	Flowers Foods, Inc.	11,000	268
*	Ralcorp Holdings, Inc.	4,300	251
*	Energizer Holdings, Inc.	4,000	217
	Alberto-Culver Co.	8,700	213
*	Darling International, Inc.	34,500	189
*	Central European
	Distribution Corp.	9,600	189
*	Dean Foods Co.	6,500	117
*	Fresh Del Monte
	Produce Inc.	5,200	117
	McCormick & Co., Inc.	3,600	115
*	Green Mountain Coffee
	Roasters, Inc.	2,300	89
*	Hansen Natural Corp.	2,600	87
*	China Sky One Medical Inc.	3,300	53
	Whole Foods Market, Inc.	2,600	25
	Nash-Finch Co.	300	13
			16,023
Energy (2.6%)
	St. Mary Land &
	Exploration Co.	49,150	998
*	Oceaneering
	International, Inc.	27,200	793
*	Tesco Corp.	106,700	762
*	IHS Inc. Class A	19,300	722
*	Comstock Resources, Inc.	11,300	534
	CARBO Ceramics Inc.	14,700	522
^	Frontline Ltd.	14,000	415
*	Alpha Natural
	Resources, Inc.	23,900	387
	Massey Energy Co.	27,700	382
*	Contango Oil & Gas Co.	6,100	343
*	Concho Resources, Inc.	14,300	326
*	Petrohawk Energy Corp.	20,400	319
*	Whiting Petroleum Corp.	9,300	311
*	Atwood Oceanics, Inc.	19,200	293
*	Superior Energy
	Services, Inc.	18,200	290
*	Oil States International, Inc.	15,300	286
*	Encore Acquisition Co.	10,300	263
	Tidewater Inc.	6,500	262
*,^	Clean Energy Fuels Corp.	42,400	256
*	Unit Corp.	8,900	238
*	Mariner Energy Inc.	21,500	219
	W&T Offshore, Inc.	14,300	205
	Ship Finance
	International Ltd.	17,500	193
*	McMoRan Exploration Co.	19,600	192
*	Petroleum
	Development Corp.	7,900	190
*	Gulfmark Offshore, Inc.	7,900	188
*	Clayton Williams Energy, Inc.	4,000	182
*	Dresser Rand Group, Inc.	10,500	181
*	Denbury Resources, Inc.	11,600	127
*	Patriot Coal Corp.	20,000	125
*	Approach Resources Inc.	15,800	116
*	Pioneer Drilling Co.	18,700	104

	Berry Petroleum Class A	13,000	98
	Penn Virginia Corp.	3,300	86
*	Continental Resources, Inc.	4,100	85
	Cimarex Energy Co.	3,100	83
*	ATP Oil & Gas Corp.	12,800	75
*	Warren Resources Inc.	32,900	65

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Walter Industries, Inc.	3,600	63
*	Quicksilver Resources, Inc.	7,100	40
	Foundation Coal
	Holdings, Inc.	1,700	24
			11,343
Exchange-Traded Fund (1.0%)
2	Vanguard Small-Cap Growth
	ETF	104,300	4,391

Financials (3.7%)
	Cash America
	International Inc.	100,255	2,742
	Jefferies Group, Inc.	150,700	2,119
	SEI Investments Co.	112,400	1,766
*	Harris & Harris Group, Inc.	215,000	849
	Waddell &
	Reed Financial, Inc.	49,600	767
	Cullen/Frost Bankers, Inc.	13,500	684
*	Pinnacle Financial
	Partners, Inc.	16,500	492
	QC Holdings Inc.	122,260	463
*	The St. Joe Co.	14,900	362
	Axis Capital Holdings Ltd.	11,700	341
*	Interactive Brokers
	Group, Inc.	17,700	317
	Federated Investors, Inc.	18,000	305
	MHI Hospitality Corp.	232,700	293
*	Knight Capital Group, Inc.
	Class A	16,800	271
	Taubman Co. REIT	10,600	270
	Camden Property Trust REIT	8,300	260
	Odyssey Re Holdings Corp.	5,000	259
*	Riskmetrics Group Inc.	17,200	256
	Ventas, Inc. REIT	7,500	252
*	Dollar Financial Corp.	23,500	242
	Washington REIT	8,000	226
	Bank of Hawaii Corp.	4,800	217
	Home Properties, Inc. REIT	5,000	203
	Westamerica Bancorporation	3,500	179
	Nationwide Health
	Properties, Inc. REIT	5,800	167
	Tanger Factory Outlet
	Centers, Inc. REIT	4,400	166
*	World Acceptance Corp.	7,900	156
	Highwood Properties, Inc.
	REIT	5,600	153
*	MF Global Ltd.	66,600	136
*	Stifel Financial Corp.	2,700	124
	Associated Estates
	Realty Corp. REIT	12,000	110
	Lazard Ltd. Class A	3,600	107
*	SVB Financial Group	4,000	105
*	Nasdaq Stock Market Inc.	4,000	99
	Digital Realty Trust, Inc. REIT	2,600	85
*	Investment Technology
	Group, Inc.	3,700	84

	Weingarten Realty Investors
	REIT	3,600	74
*	Affiliated Managers
	Group, Inc.	1,700	71
	Janus Capital Group Inc.	8,700	70
	Eaton Vance Corp.	3,300	69
*	Primus Guaranty, Ltd.	43,200	49
	Forest City Enterprise
	Class A	3,900	26
	First Financial
	Bankshares, Inc.	400	22
	City National Corp.	400	19
	Federal Realty
	Investment Trust REIT	200	12
	Advance America, Cash
	Advance Centers, Inc.	6,300	12
	Apartment Investment &
	Management Co.
	Class A REIT	808	9
			16,060
Health Care (26.3%)
	Biotechnology (9.9%)
*	Crucell NV ADR	305,700	4,631
*	QLT Inc.	1,577,888	3,803
*	Dyax Corp.	1,037,446	3,776
*	Isis Pharmaceuticals, Inc.	261,300	3,705
*	Regeneron
	Pharmaceuticals, Inc.	185,200	3,400
*	Seattle Genetics, Inc.	303,600	2,714
*	Medarex, Inc.	459,300	2,563
	PDL BioPharma Inc.	389,440	2,407
*	Alkermes, Inc.	213,800	2,277
*	ImmunoGen, Inc.	497,500	2,134
*	Vertex
	Pharmaceuticals, Inc.	61,600	1,871
*	Cytokinetics, Inc.	349,100	995
*	DUSA
	Pharmaceuticals, Inc.	828,800	870
*	XOMA Ltd.	1,265,800	785
*	Facet Biotech Corp.	77,888	747
*	Cephalon, Inc.	9,600	740
*	Myriad Genetics, Inc.	9,700	643
*	Alexion
	Pharmaceuticals, Inc.	17,300	626
*	OSI Pharmaceuticals, Inc.	13,700	535
*	Onyx Pharmaceuticals, Inc.	15,500	529
*	Cubist
	Pharmaceuticals, Inc.	20,400	493
*	Human Genome
	Sciences, Inc.	184,000	390
	Martek Biosciences Corp.	12,500	379
*	Alnylam
	Pharmaceuticals Inc.	14,900	368
*	United Therapeutics Corp.	5,200	325
*	Emergent BioSolutions Inc.	11,100	290
*	Arena
	Pharmaceuticals, Inc.	68,200	284
*	BioMarin
	Pharmaceutical Inc.	13,900	247

*	Idera Pharmaceuticals, Inc.	26,600	204
*	Dynavax
Technologies Corp.		93,800	79
*	La Jolla
Pharmaceutical Co.		79,900	46
*	Maxygen Inc.	4,600	41
*	Momenta
Pharmaceuticals, Inc.		3,400	39

Health Care Equipment & Supplies (6.4%)
*	Haemonetics Corp.	96,200	5,435
*	Edwards Lifesciences Corp.	72,100	3,962
*	IDEXX Laboratories, Inc.	92,200	3,327
*	Conceptus, Inc.	168,800	2,569
*	Align Technology, Inc.	254,100	2,223
	Invacare Corp.	137,300	2,131
*	AngioDynamics, Inc.	89,800	1,229
*	Cyberonics, Inc.	64,800	1,074
*,^	BioLase Technology, Inc.	468,673	698
*	Gen-Probe Inc.	12,800	548
*	Thoratec Corp.	15,400	500
	Beckman Coulter, Inc.	11,200	492
*	Masimo Corp.	14,900	444
*	Somanetics Corp.	25,600	423
	Meridian Bioscience Inc.	14,900	380
	STERIS Corp.	15,800	377
	DENTSPLY International Inc.	12,800	361
*	Merit Medical Systems, Inc.	18,600	334
*	American Medical Systems
	Holdings, Inc.	31,900	287
*	CONMED Corp.	10,000	239
*	ResMed Inc.	4,500	169
*	Cantel Medical Corp.	11,000	161
*	Cynosure Inc.	17,300	158
*	Intuitive Surgical, Inc.	1,200	152
*	Hansen Medical Inc.	8,500	61
*	Hologic, Inc.	2,100	27
*	Immucor Inc.	800	21

	Health Care Providers & Services (3.3%)
*	Henry Schein, Inc.	102,800	3,772
*	MWI Veterinary Supply Inc.	81,250	2,191
*	Sun Healthcare Group Inc.	238,700	2,113
*	AthenaHealth Inc.	31,900	1,200
*	LHC Group Inc.	16,300	587
*	Lincare Holdings, Inc.	18,800	506
*	Psychiatric Solutions, Inc.	15,200	423
*	Amedisys Inc.	8,600	356
	Owens & Minor, Inc.	9,000	339
	Chemed Corp.	7,900	314
	Omnicare, Inc.	10,600	294
*	Centene Corp.	13,100	258
*	Community Health
	Systems, Inc.	17,500	255
*	Emergency Medical
	Services LP Class A	6,700	245
	Ensign Group Inc.	13,900	233
*	RehabCare Group, Inc.	15,000	227
*	Cross Country

	Healthcare, Inc.	22,300	196
*	WellCare Health Plans Inc.	14,900	192
*	Patterson Companies, Inc.	6,300	118
*	Skilled Healthcare Group Inc.	13,200	111
*	AMN Healthcare
	Services, Inc.	10,250	87
*	American Dental
	Partners, Inc.	9,300	65
*	Gentiva Health Services, Inc.	400	12

	Heath Care Technology (0.2%)
*	Cerner Corp.	16,000	615
	Allscripts Healthcare
	Solutions, Inc.	7,800	77
*	HLTH Corp.	4,883	51

	Life Science Tools & Services (3.6%)
*	AMAG Pharmaceuticals, Inc.	101,000	3,621
*	Nektar Therapeutics	620,600	3,451
*	Luminex Corp.	143,100	3,057
*	Exelixis, Inc.	239,300	1,201

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Bruker BioSciences Corp.	272,800	1,102
*	Bio-Rad Laboratories, Inc.
	Class A	4,900	369
*	Dionex Corp.	7,000	314
*	Life Technologies Corp.	13,100	305
*	Waters Corp.	8,300	304
*	Charles River
	Laboratories, Inc.	10,000	262
*	Kendle International Inc.	9,400	242
*	Covance, Inc.	5,100	235
*	Illumina, Inc.	8,400	219
	Pharmaceutical Product
	Development, Inc.	6,800	197
*	PAREXEL International Corp.	19,400	188
*	Millipore Corp.	3,300	170
	Techne Corp.	2,100	135
*	eResearch Technology, Inc.	6,200	41
*	Sequenom, Inc.	800	16

	Pharmaceuticals (2.9%)
*,3	Impax Laboratories, Inc.	457,300	3,659
*	Durect Corp.	922,400	3,127
*	The Medicines Co.	49,900	735
*	Cypress Bioscience, Inc.	85,300	583
	Perrigo Co.	17,600	569
*	Sucampo
	Pharmaceuticals Inc.	80,098	461
*	Watson
	Pharmaceuticals, Inc.	16,900	449
*	Warner Chilcott Ltd.	29,500	428
*	Adolor Corp.	215,900	358
*,^	Valeant Pharmaceuticals
	International	15,500	355
	Medicis
	Pharmaceutical Corp.	24,200	336
*	Inspire
	Pharmaceuticals, Inc.	88,400	318
*	Santarus Inc.	198,000	311
*	Endo Pharmaceuticals
	Holdings, Inc.	10,800	280
*	Acura Pharmaceuticals Inc.	28,200	207
*	Obagi Medical
	Products, Inc.	23,342	174
			113,334
Industrials (17.7%)
	The Dun & Bradstreet Corp.	81,850	6,319
*	Stericycle, Inc.	75,700	3,942
	Comfort Systems USA, Inc.	318,200	3,392
	MSC Industrial
	Direct Co., Inc. Class A	89,650	3,302
	McGrath RentCorp	149,550	3,194
	Kennametal, Inc.	129,500	2,874
*	RBC Bearings Inc.	137,900	2,797
^	Ritchie Brothers
	Auctioneers Inc.	123,210	2,639
	Watsco, Inc.	65,900	2,531

	Equifax, Inc.	88,550	2,348
*	Exponent, Inc.	64,880	1,952
*	TrueBlue, Inc.	193,250	1,849
*	Genesee & Wyoming Inc.
	Class A	56,000	1,708
	Tennant Co.	108,000	1,663
	American Ecology Corp.	79,200	1,602
*	The Advisory Board Co.	61,310	1,367
	Healthcare Services
	Group, Inc.	84,200	1,341
*	Celadon Group Inc.	151,800	1,295
	Mine Safety Appliances Co.	48,940	1,170
*	JetBlue Airways Corp.	161,300	1,145
*	Continental Airlines, Inc.
	Class B	59,200	1,069
	Heartland Express, Inc.	61,540	970
*	APAC Teleservices, Inc.	722,216	874
*	GeoEye Inc.	39,950	768
*	Flow International Corp.	317,400	768
*	BTU International, Inc.	190,680	763
*	Resources Connection, Inc.	38,300	627
*	Kadant Inc.	45,100	608
*	Aecom Technology Corp.	19,400	596
*,^	American
	Superconductor Corp.	35,300	576
	J.B. Hunt Transport
	Services, Inc.	20,400	536
*	Sterling
	Construction Co., Inc.	27,700	514
*	Covanta Holding Corp.	23,100	507
	Watson Wyatt &
	Co. Holdings	9,600	459
	Harsco Corp.	16,389	454
*	AGCO Corp.	18,700	441
*	Monster Worldwide Inc.	35,800	433
	Acuity Brands, Inc.	11,900	415
*	Kirby Corp.	15,000	410
	Bucyrus International, Inc.	22,100	409
*	TransDigm Group, Inc.	11,800	396
	The Toro Co.	12,000	396
*	Esterline Technologies Corp.	10,300	390
	Valmont Industries, Inc.	6,300	387
	The Brink’s Co.	13,800	371
	HEICO Corp.	9,500	369
*	Iron Mountain, Inc.	14,300	354
*	EMCOR Group, Inc.	15,500	348
	Woodward Governor Co.	15,100	348
*	Energy Conversion
	Devices, Inc.	13,400	338
*	Sykes Enterprises, Inc.	17,600	337
*	Mobile Mini, Inc.	23,000	332
	Ryder System, Inc.	8,400	326
*	GrafTech International Ltd.	38,800	323
*	Allegiant Travel Co.	6,600	321
*	Old Dominion
	Freight Line, Inc.	11,200	319
*	CoStar Group, Inc.	9,600	316
	Roper Industries Inc.	7,200	313
	Triumph Group, Inc.	7,200	306

*	RSC Holdings Inc.	34,000	290
*	Alliant Techsystems, Inc.	3,300	283
*	Perini Corp.	12,100	283
	Knoll, Inc.	31,300	282
	GATX Corp.	9,000	279
	The Timken Co.	14,000	275
	The Manitowoc Co., Inc.	31,100	269
*	Cenveo Inc.	59,500	265
	Genco Shipping and
	Trading Ltd.	17,700	262
*	TBS International Ltd.	25,900	260
	Titan International, Inc.	30,300	250
	Pacer International, Inc.	23,400	244
	Insteel Industries, Inc.	21,600	244
*	Trex Co., Inc.	14,500	239
*	II-VI, Inc.	12,400	237
	CIRCOR International, Inc.	8,600	237
*	Jacobs Engineering
	Group Inc.	4,900	236
	Pall Corp.	8,200	233
	Ametek, Inc.	7,600	230
	Hubbell Inc. Class B	6,900	226
*	FTI Consulting, Inc.	4,700	210
	Herman Miller, Inc.	16,100	210
*	AMREP Corp.	6,700	210
*	Shaw Group, Inc.	10,000	205
*	Evergreen Solar, Inc.	62,000	198
*	Columbus McKinnon Corp.	14,400	197
*	Huron Consulting Group Inc.	3,200	183
	Lindsay Manufacturing Co.	5,600	178
	Robert Half International, Inc.	8,500	177
*	American Reprographics Co.	24,400	168
	Trinity Industries, Inc.	10,600	167
	Robbins & Myers, Inc.	10,000	162
*	Quanta Services, Inc.	7,900	156
*	Waste Connections, Inc.	4,800	152
*	Chart Industries, Inc.	13,800	147
*	PRG-Schultz
	International, Inc.	32,800	134
	Donaldson Co., Inc.	3,700	125
*	GT Solar International Inc.	41,200	119
	Textainer Group
	Holdings Ltd.	9,900	105
*	Clean Harbors Inc.	1,300	82
	CDI Corp.	6,300	82
	KBR Inc.	5,300	81
*	Corrections Corp. of America	4,100	67
*	Copart, Inc.	1,900	52
*	Stanley Inc.	1,400	51
	Landstar System, Inc.	1,300	50
	Raven Industries, Inc.	2,000	48
*	Hertz Global Holdings Inc.	8,900	45
	Eagle Bulk Shipping Inc.	4,100	28
*	Orbital Sciences Corp.	1,200	23
	Horizon Lines Inc.	5,450	19
*	AMR Corp.	1,200	13
*	First Advantage Corp.
	Class A	700	10
			76,195

Information Technology (19.9%)
^	FactSet Research
	Systems Inc.	103,400	4,574
*	Riverbed Technology, Inc.	277,600	3,162
	Marchex, Inc.	486,600	2,837
*	Euronet Worldwide, Inc.	231,600	2,689
^	Heartland Payment
	Systems, Inc.	132,200	2,314
*	Cogent Inc.	149,850	2,033
*	OSI Systems Inc.	141,900	1,965
*	Vocus, Inc.	107,200	1,952
*	Blue Coat Systems, Inc.	229,046	1,924
*	MKS Instruments, Inc.	126,300	1,868
*	PROS Holdings, Inc.	321,300	1,847
*	Concur Technologies, Inc.	55,800	1,831
*	PMC Sierra Inc.	350,450	1,703
*	Ariba, Inc.	231,399	1,668
*	FEI Co.	87,550	1,651
*	Verigy Ltd.	171,500	1,650
*	Sycamore Networks, Inc.	601,700	1,619

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Polycom, Inc.	119,200	1,610
*	Littelfuse, Inc.	93,400	1,550
*	j2 Global
	Communications, Inc.	76,700	1,537
*	Red Hat, Inc.	112,950	1,493
*	Teradyne, Inc.	344,500	1,454
*	Radiant Systems, Inc.	427,400	1,440
	Global Payments Inc.	37,100	1,217
	TheStreet.com, Inc.	410,900	1,192
*	Solera Holdings, Inc.	47,850	1,153
*	VeriFone Holdings, Inc.	219,200	1,074
*	Cymer, Inc.	48,300	1,058
*	Mettler-Toledo
	International Inc.	15,300	1,031
*	Trimble Navigation Ltd.	43,950	950
*	Ceva, Inc.	134,700	943
*	Pericom
	Semiconductor Corp.	157,300	862
*	Semitool, Inc.	269,600	822
*	FLIR Systems, Inc.	26,700	819
*	Ness Technologies Inc.	178,200	763
*	DemandTec, Inc.	84,890	685
*	Netezza Corp.	101,700	675
*	Varian Semiconductor
	Equipment Associates, Inc.	36,600	663
*	Alliance Data Systems Corp.	14,200	661
*	Acme Packet, Inc.	124,500	655
*	SuccessFactors Inc.	112,200	644
*	Monolithic Power Systems	47,500	599
*	Ulticom, Inc.	111,000	588
*	Stratasys, Inc.	51,500	554
*	DSP Group Inc.	62,900	504
	Total System Services, Inc.	35,200	493
*	Dolby Laboratories Inc.	15,000	491
*	salesforce.com, inc.	15,000	480
*	SkillSoft PLC	64,100	458
*	Sybase, Inc.	18,493	458
	Diebold, Inc.	15,800	444
*	LSI Corp.	132,500	436
*	Metavante Technologies	26,600	429
*	Silicon Laboratories Inc.	17,000	421
*	Sohu.com Inc.	8,700	412
*	McAfee Inc.	11,700	404
*	Comtech
	Telecommunications Corp.	8,400	385
*	ManTech International Corp.	7,100	385
*	Netlogic Microsystems Inc.	17,500	385
*	Compuware Corp.	56,900	384
*	Gerber Scientific, Inc.	74,000	378
*	Gartner, Inc. Class A	21,000	374
*	Harris Stratex Networks, Inc.
	Class A	71,225	368
*	OpNext, Inc.	207,500	363
*	Parametric Technology Corp.	27,900	353
*	TiVo Inc.	48,200	345
*,^	Silicon Motion

	Technology Corp. ADR	150,000	344
*	EarthLink, Inc.	50,800	343
*	SAIC, Inc.	16,200	316
*	SPSS, Inc.	11,600	313
	Power Integrations, Inc.	14,900	296
*	S1 Corp.	37,200	294
*	Interwoven Inc.	23,200	292
*	AuthenTec, Inc.	173,100	289
*	Starent Networks Corp.	24,000	286
*	Skyworks Solutions, Inc.	51,400	285
*	Intermec, Inc.	21,100	280
*	Genpact, Ltd.	34,057	280
*	Semtech Corp.	24,500	276
*	Hewitt Associates, Inc.	9,700	275
	Syntel, Inc.	11,600	268
*	Benchmark Electronics, Inc.	20,900	267
*	Multi-Fineline Electronix, Inc.	22,400	262
*	QLogic Corp.	19,400	261
	Jack Henry & Associates Inc.	13,300	258
*	ATMI, Inc.	16,600	256
*	ScanSource, Inc.	13,200	254
*	Silicon Image, Inc.	59,600	250
*	EMS Technologies, Inc.	9,500	246
*	Nuance
	Communications, Inc.	23,600	245
*	Sapient Corp.	54,900	244
*	iGATE Corp.	37,027	241
*	NVE Corp.	9,200	240
	Cass Information
	Systems, Inc.	7,700	235
*	Forrester Research, Inc.	8,300	234
*	ON Semiconductor Corp.	68,730	234
	PC-Tel, Inc.	34,700	228
*	Harmonic, Inc.	40,500	227
*	Plexus Corp.	12,900	219
*	JDA Software Group, Inc.	16,600	218
*	Rudolph Technologies, Inc.	60,000	212
*	Anixter International Inc.	6,800	205
	Intersil Corp.	21,400	197
*	Cadence Design
	Systems, Inc.	49,430	181
*	Akamai Technologies, Inc.	11,800	178
*	PC Connection, Inc.	34,100	175
*	MICROS Systems, Inc.	10,500	171
*	Manhattan Associates, Inc.	10,400	164
*	Kenexa Corp.	20,400	163
*	Integral Systems, Inc.	12,900	155
*	Advanced Analogic
	Technologies, Inc.	50,000	151
*	UTStarcom, Inc.	72,800	135
*	Western Digital Corp.	11,500	132
*	Gmarket Inc.	7,000	121
*	BMC Software, Inc.	4,500	121
*	ANSYS, Inc.	4,063	113
*	Amkor Technology, Inc.	44,800	98
*	Sanmina-SCI Corp.	193,000	91
*	Web.com Group, Inc.	22,400	82
	Take-Two Interactive
	Software, Inc.	10,500	79

ADTRAN Inc.	5,200	77
* Fairchild Semiconductor
International, Inc.	14,400	70
* Arrow Electronics, Inc.	3,300	62
* Integrated Device
Technology Inc.	9,900	56
* Itron, Inc.	700	45
* CACI International, Inc.	1,000	45
* F5 Networks, Inc.	1,700	39
* Actuate Software Corp.	12,744	38
Renaissance Learning, Inc.	3,200	29
* Techwell, Inc.	4,267	28
* Ciena Corp.	4,100	27
* Transmeta Corp.	1,500	27
* OmniVision
Technologies, Inc.	4,500	24
Broadridge Financial
Solutions LLC	1,600	20
* Atheros
Communications, Inc.	1,400	20
* Affiliated Computer
Services, Inc. Class A	400	18
* Equinix, Inc.	200	11
		85,745
Materials (3.9%)
AptarGroup Inc.	118,200	4,165
Sensient Technologies Corp.	173,600	4,146
* OM Group, Inc.	69,500	1,467
Arch Chemicals, Inc.	37,300	972
* LSB Industries, Inc.	112,750	938
Airgas, Inc.	17,900	698
FMC Corp.	9,300	416
Terra Industries, Inc.	24,100	402
Compass Minerals
International, Inc.	6,400	375
Greif Inc. Class A	10,100	338
Martin Marietta
Materials, Inc.	3,000	291
Innophos Holdings Inc.	13,500	267
Lubrizol Corp.	7,100	258
Koppers Holdings, Inc.	11,500	249
NewMarket Corp.	6,800	237
* ShengdaTech Inc.	55,000	194
* Crown Holdings, Inc.	9,500	182
Silgan Holdings, Inc.	3,600	172
Albemarle Corp.	7,600	169
Worthington Industries, Inc.	10,100	111
Schnitzer Steel
Industries, Inc. Class A	2,800	105
International Flavors &
Fragrances, Inc.	3,500	104
Reliance Steel &
Aluminum Co.	5,100	102
* Landec Corp.	9,700	64
* Sutor Technology Group, Ltd.	27,600	64
* Intrepid Potash, Inc.	2,800	58
AK Steel Holding Corp.	4,600	43
Myers Industries, Inc.	3,500	28
Celanese Corp. Series A	1,900	24

	Ferro Corp.	2,900	20
			16,659
Telecommunication Services (0.5%)
*,^	Clearwire Corp.	188,300	928
	Telephone &
	Data Systems, Inc.	13,300	422
	NTELOS Holdings Corp.	13,900	343
*	Syniverse Holdings Inc.	24,900	297
*	Premiere Global
	Services, Inc.	26,000	224
*	Centennial
	Communications Corp.
	Class A	8,100	65
*	SBA Communications Corp.	2,400	39
			2,318
Utilities (0.6%)
	Ormat Technologies Inc.	53,650	1,710
	ITC Holdings Corp.	7,800	341
	CenterPoint Energy Inc.	22,700	286

9

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	NV Energy Inc.	24,200	239
	Energen Corp.	7,400	217
			2,793
Total Common Stocks
(Cost $601,295)			405,720
Temporary Cash Investments (9.6%)[1]
Money Market Fund (9.1%)
4,5	Vanguard Market
	Liquidity Fund, 1.378%	39,104,429	39,104

		Face
		Amount
		($000)
U.S. Agency Obligations (0.5%)
6	Federal Home Loan
	Mortgage Corp.
7	2.268%, 2/18/09	400	400
7	1.206%, 4/30/09	2,000	1,998
			2,398
Total Temporary Cash Investments
(Cost $41,495)			41,502
Total Investments (103.6%)
(Cost $642,790)			447,222
Other Assets and Liabilities (–3.6%)
Other Assets			1,073
Liabilities[5]			(16,526)
			(15,453)
Net Assets (100%)
Applicable to 44,127,609 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			431,769
Net Asset Value Per Share			$9.78

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	694,168
Undistributed Net Investment Income	3,604
Accumulated Net Realized Losses	(70,967)
Unrealized Appreciation (Depreciation)
Investment Securities	(195,568)
Futures Contracts	532
Net Assets	431,769

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $12,038,000.

1  The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.3% and 6.3%, respectively, of net assets.

2  Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3  Restricted security represents 0.8% of net assets.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $12,275,000 of collateral received for securities on loan.

6  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

7  Securities with a value of $2,398,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Dividends[1]	4,898
Interest[1]	1,103
Security Lending	909
Total Income	6,910
Expenses
Investment Advisory Fees—Note B
Basic Fee	790
Performance Adjustment	(180)
The Vanguard Group—Note C
Management and Administrative	1,126
Marketing and Distribution	172
Custodian Fees	60
Auditing Fees	24
Shareholders’ Reports	29
Trustees’ Fees and Expenses	1
Total Expenses	2,022
Net Investment Income	4,888
Realized Net Gain (Loss)
Investment Securities Sold[1]	(58,267)
Futures Contracts	(8,162)
Realized Net Gain (Loss)	(66,429)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(233,336)
Futures Contracts	89
Change in Unrealized Appreciation
(Depreciation)	(233,247)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(294,788)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,888	4,170
Realized Net Gain (Loss)	(66,429)	62,433
Change in Unrealized Appreciation (Depreciation)	(233,247)	(34,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	(294,788)	31,883
Distributions
Net Investment Income	(4,275)	(4,226)
Realized Capital Gain[2]	(66,695)	(74,601)
Total Distributions	(70,970)	(78,827)
Capital Share Transactions
Issued	78,819	130,877
Issued in Lieu of Cash Distributions	70,970	78,827
Redeemed	(146,713)	(191,391)
Net Increase (Decrease) from Capital Share Transactions	3,076	18,313
Total Increase (Decrease)	(362,682)	(28,631)
Net Assets
Beginning of Period	794,451	823,082
End of Period[3]	431,769	794,451

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $44,000, $1,044,000, and $0, respectively.

2  Includes fiscal 2008 and 2007 short-term gain distributions totaling $20,522,000 and $16,945,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $3,604,000 and $2,991,000. See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.15	$19.32	$19.61	$19.48	$16.91
Investment Operations
Net Investment Income (Loss)	.110	.094[1]	.095	.070	(.001)
Net Realized and Unrealized Gain (Loss)
on Investments	(6.820)	.620	2.000	1.031	2.586
Total from Investment Operations	(6.710)	.714	2.095	1.101	2.585
Distributions
Dividends from Net Investment Income	(.100)	(.101)	(.075)	—	(.015)
Distributions from Realized Capital Gains	(1.560)	(1.783)	(2.310)	(.971)	—
Total Distributions	(1.660)	(1.884)	(2.385)	(.971)	(.015)
Net Asset Value, End of Period	$9.78	$18.15	$19.32	$19.61	$19.48

Total Return	–39.47%	3.77%	10.21%	6.26%	15.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$432	$794	$823	$744	$752
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.36%	0.38%	0.40%	0.46%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.80%	0.49%	0.51%	0.35%	(0.01%)
Portfolio Turnover Rate	94%	75%	79%	71%	80%

1  Calculated based on average shares outstanding.

2  Includes performance-based advisory fee increases (decreases) of (0.03%), (0.06%), (0.04%), (0.02%), and 0.04%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

12

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. In February 2008, The Vanguard Group assumed responsibility for the portion of the fund previously managed by Grantham, Mayo, Van Otterloo & Co., LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co., LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $118,000 for the period ended December 31, 2008.

For the year ended December 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $180,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $111,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $4,811,000 of ordinary income available for distribution. The portfolio had available realized losses of $70,084,000 to offset future net capital gains of $30,166,000 through December 31, 2016, and $39,918,000 through December 31, 2017.

At December 31, 2008, the cost of investment securities for tax purposes was $642,957,000. Net unrealized depreciation of investment securities for tax purposes was $195,735,000, consisting of unrealized gains of $15,606,000 on securities that had risen in value since their purchase and $211,341,000 in unrealized losses on securities that had fallen in value since their purchase.

13

Vanguard Small Company Growth Portfolio

At December 31, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	284	14,140	519
S&P MidCap 400 Index	1	269	13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended December 31, 2008, the portfolio purchased $550,311,000 of investment securities and sold $611,754,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	6,019	6,935
Issued in Lieu of Cash Distributions	5,273	4,374
Redeemed	(10,939)	(10,145)
Net Increase (Decrease) in Shares Outstanding	353	1,164

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	441,165	532
Level 2—Other significant observable inputs	2,398	—
Level 3—Significant unobservable inputs	3,659	—
Total	447,222	532

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2008:

Investments
in Securities
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2007	—
Transfers in and/or out of Level 3	3,659
Balance as of December 31, 2008	3,659

14

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard Variable Insurance Fund Small Company Growth Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $46,174,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 84.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$710.76	$1.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® Total Bond Market Index Portfolio

For the year ended December 31, 2008, the Total Bond Market Index Portfolio returned 5.23%, capturing virtually all of the return of its benchmark index. The benchmark, the Barclays Capital U.S. Aggregate Bond Index, tracks the performance of investment-grade taxable bonds of all types. The portfolio’s return surpassed the average return of competing funds by a wide margin.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

At year-end 2008, the portfolio yielded 4.31%, down 0.37 percentage point from its yield at the start of the period.

The advisor’s expert management skillfully tracked the index

As the Federal Reserve Board aggressively lowered short-term interest rates, yields of government-backed debt fell steeply. In addition, bond investors flocked to U.S. Treasury securities, which raised their prices sharply. This shift had a positive effect on the portfolio, which held about three-quarters of its assets in Treasury and agency-backed securities as of December 31, 2008.

In contrast, the average intermediate-term investment-grade bond fund held a higher proportion of corporate bonds and therefore suffered much more from the stiff headwinds buffeting that segment, where prices fell and yields rose. The portfolio’s peers, mostly actively managed funds, actually retreated –4.43% for the year.

Times of historic market changes such as occurred in 2008 can pose major challenges for index portfolio managers. Successful index sampling requires well-designed and well-executed controls to keep the portfolio’s returns in line with its target.

The experienced portfolio managers in Vanguard Fixed Income Group met the challenge during the fiscal year, nearly matching the return of the portfolio’s benchmark despite shouldering the burden of real-world management and trading costs.

The portfolio’s long-term record continues to be impressive

The portfolio’s 5.23% return for 2008 was its second-highest since 2002. More important in assessing the portfolio’s performance, however, is its longer-term record. Disciplined management by Vanguard Fixed Income Group has produced excellent results over the long run.

Over the decade ended December 31, 2008, the portfolio has, in large part, successfully tracked the return of its index, even though the portfolio has operating costs (which are deducted from returns) and the index does not.

The portfolio also outpaced the 3.77% average return of its peers for the ten years. A hypothetical investment of $10,000 made in the portfolio a decade ago would have compounded to $16,878 as of December 31, 2008, or $2,401 more, on average, than the final value produced by the portfolio’s peers.

Total Returns
		Ten Years Ended
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Total Bond Market Index Portfolio	5.23%	5.37%
Barclays Capital U.S. Aggregate Bond Index	5.24	5.63
Average Intermediate-Term Investment Grade Debt Fund[1]	–4.43	3.77

The figures shown represent past performance, which is not a guarantee of future results.

(Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Average
		Intermediate-Term
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.96%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of December 31, 2008

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	2,607	9,168
Yield[2]	4.3%	4.0%
Yield to Maturity	4.0%[3]	4.0%
Average Coupon	5.3%	5.2%
Average Effective
Maturity	5.5 years	5.5 years
Average Quality[4]	Aa1	Aa1
Average Duration	3.7 years	3.7 years
Expense Ratio
(12/31/2007)[5]	0.16%	—
Short-Term Reserves	0.0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	0.99

Distribution by Maturity (% of portfolio)

Under 1 Year	0.9%
1–5 Years	70.4
5–10 Years	17.4
10–20 Years	4.8
20–30 Years	6.4
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	4.8%
Finance	7.2
Foreign	3.3
Government Mortgage-Backed	40.3
Industrial	8.7
Treasury/Agency	33.9
Utilities	1.8

Distribution by Credit Quality[4] (% of portfolio)

Aaa	81.3%
Aa	2.9
A	9.2
Baa	6.6

Investment Focus

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 The portfolio expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended December 31, 2008, the Total Bond Market Index Portfolio’s expense ratio was 0.16%.

6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 1998–December 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	5.23%	4.61%	5.37%	$16,878
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.63	17,297
Average Intermediate-Term
Investment Grade Debt Fund[1]	–4.43	1.94	3.77	14,477

Fiscal Year Total Returns (%): December 31, 1998–December 31, 2008

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Face	Market
	Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (73.3%)
U.S. Government Securities (25.9%)
U.S. Treasury Bond	13.250%	5/15/14	170	178
U.S. Treasury Bond	12.500%	8/15/14	275	295
U.S. Treasury Bond	11.250%	2/15/15	6,775	10,287
U.S. Treasury Bond	10.625%	8/15/15	35	53
U.S. Treasury Bond	9.875%	11/15/15	1,450	2,162
U.S. Treasury Bond	9.250%	2/15/16	75	110
U.S. Treasury Bond	7.250%	5/15/16	985	1,320
U.S. Treasury Bond	7.500%	11/15/16	2,200	3,007
U.S. Treasury Bond	8.750%	5/15/17	7,425	10,943
U.S. Treasury Bond	8.875%	8/15/17	6,850	10,215
U.S. Treasury Bond	9.125%	5/15/18	625	968
U.S. Treasury Bond	8.875%	2/15/19	1,835	2,826
U.S. Treasury Bond	8.125%	8/15/19	195	289
U.S. Treasury Bond	8.500%	2/15/20	65	99
U.S. Treasury Bond	8.750%	5/15/20	150	234
U.S. Treasury Bond	8.750%	8/15/20	9,075	14,191
U.S. Treasury Bond	7.875%	2/15/21	2,880	4,287
U.S. Treasury Bond	8.125%	5/15/21	610	927
U.S. Treasury Bond	8.000%	11/15/21	1,195	1,816
U.S. Treasury Bond	7.250%	8/15/22	210	306
U.S. Treasury Bond	7.625%	11/15/22	40	60
U.S. Treasury Bond	7.125%	2/15/23	1,515	2,202
U.S. Treasury Bond	6.250%	8/15/23	5,750	7,861
U.S. Treasury Bond	6.875%	8/15/25	75	114
U.S. Treasury Bond	6.000%	2/15/26	1,375	1,919
U.S. Treasury Bond	6.750%	8/15/26	9,005	13,603
U.S. Treasury Bond	6.500%	11/15/26	475	701
U.S. Treasury Bond	6.625%	2/15/27	1,765	2,643
U.S. Treasury Bond	6.375%	8/15/27	110	161
U.S. Treasury Bond	5.500%	8/15/28	20	27
U.S. Treasury Bond	5.250%	11/15/28	1,110	1,468
U.S. Treasury Bond	5.250%	2/15/29	2,950	3,917
U.S. Treasury Bond	6.125%	8/15/29	480	706
U.S. Treasury Bond	5.375%	2/15/31	2,350	3,235
U.S. Treasury Bond	4.500%	2/15/36	6,625	8,824
U.S. Treasury Bond	4.750%	2/15/37	1,275	1,781
U.S. Treasury Bond	5.000%	5/15/37	750	1,090
U.S. Treasury Bond	4.375%	2/15/38	1,275	1,713
U.S. Treasury Bond	4.500%	5/15/38	2,425	3,318

U.S. Treasury Inflation–
Indexed Note	3.500%	1/15/11	2,775	3,388
U.S. Treasury Inflation–
Indexed Note	2.375%	4/15/11	2,600	2,773
U.S. Treasury Note	3.125%	11/30/09	9,300	9,533
U.S. Treasury Note	3.250%	12/31/09	50	51
U.S. Treasury Note	2.125%	1/31/10	13,375	13,619
U.S. Treasury Note	3.500%	2/15/10	1,150	1,191
U.S. Treasury Note	4.750%	2/15/10	6,150	6,443
U.S. Treasury Note	6.500%	2/15/10	12,400	13,225
U.S. Treasury Note	2.000%	2/28/10	1,100	1,120
U.S. Treasury Note	1.750%	3/31/10	10,325	10,494
U.S. Treasury Note	2.625%	5/31/10	8,025	8,267
U.S. Treasury Note	2.875%	6/30/10	12,925	13,386
U.S. Treasury Note	2.750%	7/31/10	1,125	1,165
U.S. Treasury Note	4.125%	8/15/10	2,940	3,114
U.S. Treasury Note	2.375%	8/31/10	6,175	6,362
U.S. Treasury Note	2.000%	9/30/10	6,325	6,485
U.S. Treasury Note	1.500%	10/31/10	4,850	4,922
U.S. Treasury Note	4.500%	11/15/10	50	54
U.S. Treasury Note	1.250%	11/30/10	10,400	10,512
U.S. Treasury Note	0.875%	12/31/10	4,380	4,390
U.S. Treasury Note	4.500%	2/28/11	335	362
U.S. Treasury Note	4.750%	3/31/11	725	790
U.S. Treasury Note	4.875%	7/31/11	575	635
U.S. Treasury Note	4.625%	8/31/11	425	467
U.S. Treasury Note	4.500%	9/30/11	835	916
U.S. Treasury Note	1.750%	11/15/11	425	434
U.S. Treasury Note	4.625%	12/31/11	50	55
U.S. Treasury Note	4.750%	1/31/12	350	389
U.S. Treasury Note	4.625%	2/29/12	2,700	2,998
U.S. Treasury Note	4.500%	3/31/12	1,000	1,105
U.S. Treasury Note	4.500%	4/30/12	3,225	3,573
U.S. Treasury Note	4.750%	5/31/12	4,875	5,459
U.S. Treasury Note	4.875%	6/30/12	8,900	10,006
U.S. Treasury Note	4.625%	7/31/12	9,050	10,146
U.S. Treasury Note	4.125%	8/31/12	250	277
U.S. Treasury Note	4.250%	9/30/12	225	251
U.S. Treasury Note	3.875%	10/31/12	19,600	21,695
U.S. Treasury Note	3.375%	11/30/12	1,650	1,798
U.S. Treasury Note	2.750%	2/28/13	2,505	2,677
U.S. Treasury Note	3.500%	5/31/13	11,650	12,760
U.S. Treasury Note	3.375%	6/30/13	575	627
U.S. Treasury Note	3.375%	7/31/13	2,150	2,348
U.S. Treasury Note	3.125%	8/31/13	1,225	1,321
U.S. Treasury Note	3.125%	9/30/13	8,025	8,657
U.S. Treasury Note	2.750%	10/31/13	7,600	8,080
U.S. Treasury Note	2.000%	11/30/13	1,725	1,770
U.S. Treasury Note	1.500%	12/31/13	8,025	8,005
U.S. Treasury Note	4.250%	8/15/14	1,500	1,725
U.S. Treasury Note	4.000%	2/15/15	175	199
U.S. Treasury Note	4.250%	8/15/15	6,650	7,727
U.S. Treasury Note	5.125%	5/15/16	9,200	11,143
U.S. Treasury Note	4.875%	8/15/16	2,575	3,077
U.S. Treasury Note	4.625%	11/15/16	250	296
U.S. Treasury Note	4.625%	2/15/17	1,000	1,185
U.S. Treasury Note	4.750%	8/15/17	2,200	2,635
U.S. Treasury Note	4.250%	11/15/17	75	88
U.S. Treasury Note	4.000%	8/15/18	4,025	4,658

U.S. Treasury Note		3.750%	11/15/18	7,150	8,110
					388,794
Agency Bonds and Notes (7.5%)
	Agency for International
	Development–Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	350	383
1	Federal Farm Credit Bank	4.750%	5/7/10	2,000	2,092
1	Federal Farm Credit Bank	5.250%	9/13/10	150	160
1	Federal Farm Credit Bank	3.750%	12/6/10	450	470
1	Federal Farm Credit Bank	2.625%	4/21/11	350	358
1	Federal Farm Credit Bank	5.375%	7/18/11	550	599
1	Federal Farm Credit Bank	3.875%	8/25/11	350	367
1	Federal Farm Credit Bank	4.500%	10/17/12	100	109
1	Federal Farm Credit Bank	3.875%	10/7/13	150	158

4

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Farm Credit Bank	4.875%	12/16/15	175	194
1	Federal Farm Credit Bank	5.125%	8/25/16	225	255
1	Federal Farm Credit Bank	4.875%	1/17/17	250	277
1	Federal Farm Credit Bank	5.150%	11/15/19	500	580
1	Federal Home Loan Bank	3.750%	1/8/10	25	26
1	Federal Home Loan Bank	3.875%	1/15/10	275	283
1	Federal Home Loan Bank	2.750%	3/12/10	325	331
1	Federal Home Loan Bank	4.375%	3/17/10	3,600	3,743
1	Federal Home Loan Bank	4.875%	5/14/10	150	157
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	2,008
1	Federal Home Loan Bank	2.750%	6/18/10	350	357
1	Federal Home Loan Bank	3.500%	7/16/10	1,325	1,371
1	Federal Home Loan Bank	3.375%	10/20/10	975	1,012
1	Federal Home Loan Bank	4.750%	12/10/10	125	133
1	Federal Home Loan Bank	3.625%	12/17/10	250	261
1	Federal Home Loan Bank	3.125%	6/10/11	375	388
1	Federal Home Loan Bank	3.375%	6/24/11	1,500	1,567
1	Federal Home Loan Bank	3.625%	7/1/11	525	549
1	Federal Home Loan Bank	5.375%	8/19/11	3,125	3,421
1	Federal Home Loan Bank	3.750%	9/9/11	125	131
1	Federal Home Loan Bank	3.625%	9/16/11	275	289
1	Federal Home Loan Bank	4.875%	11/18/11	400	435
1	Federal Home Loan Bank	4.625%	10/10/12	250	274
1	Federal Home Loan Bank	3.375%	2/27/13	300	313
1	Federal Home Loan Bank	3.875%	6/14/13	825	876
1	Federal Home Loan Bank	5.125%	8/14/13	1,600	1,785
1	Federal Home Loan Bank	4.000%	9/6/13	400	427
1	Federal Home Loan Bank	4.500%	9/16/13	1,800	1,964
1	Federal Home Loan Bank	3.625%	10/18/13	750	788
1	Federal Home Loan Bank	5.500%	8/13/14	1,600	1,832
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	2,054
1	Federal Home Loan Bank	5.625%	6/13/16	75	80
1	Federal Home Loan Bank	5.125%	10/19/16	325	365
1	Federal Home Loan Bank	4.750%	12/16/16	2,300	2,546
1	Federal Home Loan Bank	4.875%	5/17/17	125	140
1	Federal Home Loan Bank	5.000%	11/17/17	125	142
1	Federal Home Loan Bank	5.250%	12/11/20	425	496
1	Federal Home Loan Bank	5.625%	6/11/21	35	41
1	Federal Home Loan
	Mortgage Corp.	2.875%	4/30/10	550	563
1	Federal Home Loan
	Mortgage Corp.	2.875%	6/28/10	1,225	1,255
1	Federal Home Loan
	Mortgage Corp.	3.250%	7/16/10	1,275	1,314
1	Federal Home Loan
	Mortgage Corp.	5.125%	8/23/10	2,500	2,655
1	Federal Home Loan
	Mortgage Corp.	5.000%	10/18/10	125	133
1	Federal Home Loan
	Mortgage Corp.	3.125%	10/25/10	275	285
1	Federal Home Loan
	Mortgage Corp.	4.750%	1/18/11	150	160
1	Federal Home Loan
	Mortgage Corp.	3.250%	2/25/11	500	519
1	Federal Home Loan
	Mortgage Corp.	6.000%	6/15/11	2,700	2,991

1	Federal Home Loan
	Mortgage Corp.	3.875%	6/29/11	1,000	1,060
1	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	4,250	4,629
1	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,511
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,251
1	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,178
1	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	459
1	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/13	1,300	1,417
1	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	301
1	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	450	500
1	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	3,500	3,932
1	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	1,000	1,139
1	Federal Home Loan
	Mortgage Corp.	5.125%	10/18/16	1,000	1,139
1	Federal Home Loan
	Mortgage Corp.	5.500%	8/23/17	1,000	1,179
1	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	631
1	Federal Home Loan
	Mortgage Corp.	5.000%	12/14/18	615	601
1	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	573
1	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	2,231
1	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	425	600
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,197
1	Federal National Mortgage Assn.	3.250%	2/10/10	500	512
1	Federal National Mortgage Assn.	3.000%	7/12/10	1,900	1,952
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,257
1	Federal National Mortgage Assn.	2.875%	10/12/10	400	412
1	Federal National Mortgage Assn.	4.750%	12/15/10	1,075	1,144
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	422
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,086
1	Federal National Mortgage Assn.	5.125%	4/15/11	925	1,000
1	Federal National Mortgage Assn.	3.375%	5/19/11	1,000	1,043
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,116
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,643
1	Federal National Mortgage Assn.	4.875%	5/18/12	750	822
1	Federal National Mortgage Assn.	5.250%	8/1/12	150	154
1	Federal National Mortgage Assn.	4.375%	9/15/12	350	380
1	Federal National Mortgage Assn.	3.625%	2/12/13	525	555
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	544
1	Federal National Mortgage Assn.	4.375%	3/15/13	1,850	2,008
1	Federal National Mortgage Assn.	4.625%	5/1/13	750	764
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	3,248
1	Federal National Mortgage Assn.	2.875%	12/11/13	275	282
1	Federal National Mortgage Assn.	4.625%	10/15/14	1,000	1,105
1	Federal National Mortgage Assn.	4.375%	10/15/15	500	545

1	Federal National Mortgage Assn.	5.250%	9/15/16	1,150	1,317
1	Federal National Mortgage Assn.	4.875%	12/15/16	1,500	1,682
1	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,185
1	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,278
1	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,170
1	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,382
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	458
1	Federal National Mortgage Assn.	6.625%	11/15/30	600	865
1	Federal National Mortgage Assn.	5.625%	7/15/37	125	160
	State of Israel (U.S. Government
	Guaranteed)	5.500%	9/18/23	150	183
	State of Israel (U.S. Government
	Guaranteed)	5.500%	12/4/23	50	61
	State of Israel (U.S. Government
	Guaranteed)	5.500%	4/26/24	325	398
1	Tennessee Valley Auth.	5.500%	7/18/17	275	319
1	Tennessee Valley Auth.	4.500%	4/1/18	150	165
1	Tennessee Valley Auth.	6.750%	11/1/25	50	69
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,458
1	Tennessee Valley Auth.	4.650%	6/15/35	175	194
1	Tennessee Valley Auth.	5.500%	6/15/38	100	126
1	Tennessee Valley Auth.	4.875%	1/15/48	100	117
1	Tennessee Valley Auth.	5.375%	4/1/56	50	64
					112,635

5

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (37.0%)
[1,2] Federal Home Loan
Mortgage Corp.	4.000%	7/1/10–
		9/1/20	3,739	3,808
[1,2] Federal Home Loan
Mortgage Corp.	4.500%	3/1/09–
		8/1/35	15,515	15,929
[1,2] Federal Home Loan
Mortgage Corp.	5.000%	11/1/17–
		5/1/38	47,480	48,638
[1,2] Federal Home Loan
Mortgage Corp.	5.500%	6/1/09–
		1/1/38	67,594	69,390
[1,2] Federal Home Loan
Mortgage Corp.	6.000%	1/1/09–
		7/1/38	40,661	41,991
[1,2] Federal Home Loan
Mortgage Corp.	6.500%	1/1/09–
		9/1/38	9,294	9,667
[1,2] Federal Home Loan
Mortgage Corp.	7.000%	5/1/09–
		9/1/36	2,438	2,547
[1,2] Federal Home Loan
Mortgage Corp.	7.500%	10/1/09–
		12/1/30	219	237
[1,2] Federal Home Loan
Mortgage Corp.	8.000%	10/1/09–
		7/1/30	187	199
[1,2] Federal Home Loan
Mortgage Corp.	8.500%	3/1/23–
		11/1/30	70	76
[1,2] Federal Home Loan
Mortgage Corp.	9.000%	5/1/27–
		5/1/30	6	7
[1,2] Federal Home Loan
Mortgage Corp.	9.500%	1/1/25–
		2/1/25	3	3
[1,2] Federal Home Loan
Mortgage Corp.	10.000%	3/1/17–
		11/1/19	4	4
[1,2] Federal National
Mortgage Assn.	4.000%	12/1/10–
		6/1/19	1,432	1,462
[1,2] Federal National
Mortgage Assn.	4.500%	9/1/11–
		10/1/35	20,323	20,848
[1,2] Federal National
Mortgage Assn.	5.000%	9/1/09–
		6/1/37	73,828	75,741
[1,2] Federal National
Mortgage Assn.	5.500%	3/1/17–
		1/1/38	94,801	97,512
[1,2] Federal National
Mortgage Assn.	6.000%	1/1/09–
		10/1/38	66,801	68,976
[1,2] Federal National

Mortgage Assn.		6.500%	3/1/09–
			12/1/37	21,900	22,795
[1,2] Federal National
Mortgage Assn.		7.000%	11/1/10–
			11/1/37	5,208	5,437
[1,2] Federal National
Mortgage Assn.		7.500%	11/1/11–
			7/1/32	278	289
[1,2] Federal National
Mortgage Assn.		8.000%	4/1/10–
			11/1/30	111	119
[1,2] Federal National
Mortgage Assn.		8.500%	7/1/22–
			4/1/31	37	43
[1,2]	Federal National
	Mortgage Assn.	9.000%	6/1/22–
			12/1/24	11	11
[1,2]	Federal National
	Mortgage Assn.	9.500%	12/1/18–
			2/1/25	7	7
[1,2]	Federal National
	Mortgage Assn.	10.000%	8/1/20–
			8/1/21	3	4
[1,2]	Federal National
	Mortgage Assn.	10.500%	8/1/20	1	1
2	Government National
	Mortgage Assn.	4.500%	8/15/18–
			8/15/35	691	710
2	Government National
	Mortgage Assn.	5.000%	3/15/18–
			1/1/39	10,415	10,704
2	Government National
	Mortgage Assn.	5.500%	6/15/18–
			1/1/39	24,772	25,540
2	Government National
	Mortgage Assn.	6.000%	3/15/09–
			12/15/38	21,772	22,480
2	Government National
	Mortgage Assn.	6.500%	7/15/09–
			10/15/38	8,767	9,110
2	Government National
	Mortgage Assn.	7.000%	11/15/11–
			8/20/36	706	738
2	Government National
	Mortgage Assn.	7.500%	6/15/12–
			1/15/31	225	235
2	Government National
	Mortgage Assn.	8.000%	2/15/22–
			12/15/30	138	147
2	Government National
	Mortgage Assn.	8.500%	7/15/09–
			7/15/30	40	42
2	Government National
	Mortgage Assn.	9.000%	4/15/16–
			7/15/30	64	67
2	Government National
	Mortgage Assn.	9.500%	4/15/17–
			12/15/21	12	12
2	Government National

	Mortgage Assn.	10.000%	5/15/20	1	1
2	Government National
	Mortgage Assn.	10.500%	5/15/19	12	13
2	Government National
	Mortgage Assn.	11.500%	2/15/13	2	2
					555,542
Nonconventional Mortgage-Backed Securities (2.9%)
[1,2]	Federal Home Loan
	Mortgage Corp.	4.379%	1/1/35	23	24
[1,2]	Federal Home Loan
	Mortgage Corp.	4.381%	12/1/34	368	365
[1,2]	Federal Home Loan
	Mortgage Corp.	4.580%	9/1/34	188	185
[1,2]	Federal Home Loan
	Mortgage Corp.	4.596%	11/1/34	364	365
[1,2]	Federal Home Loan
	Mortgage Corp.	4.599%	4/1/35	443	444
[1,2]	Federal Home Loan
	Mortgage Corp.	4.630%	12/1/35	498	500
[1,2]	Federal Home Loan
	Mortgage Corp.	4.653%	7/1/35	314	315
[1,2]	Federal Home Loan
	Mortgage Corp.	4.676%	12/1/34	175	176
[1,2]	Federal Home Loan
	Mortgage Corp.	4.796%	7/1/35	714	719

6

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1,2] Federal Home Loan
Mortgage Corp.	4.804%	3/1/36	430	434
[1,2] Federal Home Loan
Mortgage Corp.	4.999%	5/1/35	400	405
[1,2] Federal Home Loan
Mortgage Corp.	5.262%	3/1/36	439	446
[1,2] Federal Home Loan
Mortgage Corp.	5.276%	12/1/36	130	131
[1,2] Federal Home Loan
Mortgage Corp.	5.293%	3/1/38	450	452
[1,2] Federal Home Loan
Mortgage Corp.	5.327%	12/1/35	292	297
[1,2] Federal Home Loan
Mortgage Corp.	5.423%	3/1/37	343	350
[1,2] Federal Home Loan
Mortgage Corp.	5.431%	4/1/37	552	562
[1,2] Federal Home Loan
Mortgage Corp.	5.485%	2/1/36	365	371
[1,2] Federal Home Loan
Mortgage Corp.	5.549%	7/1/36	254	259
[1,2] Federal Home Loan
Mortgage Corp.	5.576%	5/1/36	381	388
[1,2] Federal Home Loan
Mortgage Corp.	5.599%	4/1/37	402	411
[1,2] Federal Home Loan
Mortgage Corp.	5.676%	12/1/36	561	573
[1,2] Federal Home Loan
Mortgage Corp.	5.689%	3/1/37	757	772
[1,2] Federal Home Loan
Mortgage Corp.	5.703%	9/1/36	1,221	1,248
[1,2] Federal Home Loan
Mortgage Corp.	5.770%	5/1/36	210	215
[1,2] Federal Home Loan
Mortgage Corp.	5.820%	10/1/37	564	578
[1,2] Federal Home Loan
Mortgage Corp.	5.828%	4/1/37	473	484
[1,2] Federal Home Loan
Mortgage Corp.	5.830%	6/1/37	655	671
[1,2] Federal Home Loan
Mortgage Corp.	5.874%	12/1/36	237	243
[1,2] Federal Home Loan
Mortgage Corp.	5.881%	5/1/37	576	589
[1,2] Federal Home Loan
Mortgage Corp.	5.967%	10/1/37	121	124
[1,2] Federal Home Loan
Mortgage Corp.	6.091%	8/1/37	426	438
[1,2] Federal Home Loan
Mortgage Corp.	6.109%	12/1/36	423	436
[1,2] Federal Home Loan
Mortgage Corp.	6.390%	6/1/37	349	361
[1,2] Federal Home Loan
Mortgage Corp.	6.511%	2/1/37	371	385
[1,2] Federal National
Mortgage Assn.	4.135%	5/1/34	207	207
[1,2] Federal National
Mortgage Assn.	4.417%	8/1/35	1,098	1,101

[1,2] Federal National
Mortgage Assn.	4.425%	7/1/35	189	190
[1,2] Federal National
Mortgage Assn.	4.574%	1/1/35	764	765
[1,2] Federal National
Mortgage Assn.	4.579%	11/1/34	430	430
[1,2] Federal National
Mortgage Assn.	4.618%	8/1/35	940	945
[1,2] Federal National
Mortgage Assn.	4.629%	11/1/33	101	102
[1,2] Federal National
Mortgage Assn.	4.633%	9/1/34	338	340
[1,2] Federal National
Mortgage Assn.	4.677%	10/1/34	191	189
[1,2] Federal National
Mortgage Assn.	4.691%	11/1/34	268	265
[1,2] Federal National
Mortgage Assn.	4.740%	9/1/34	79	80
[1,2] Federal National
Mortgage Assn.	4.751%	6/1/34	159	160
[1,2] Federal National
Mortgage Assn.	4.756%	10/1/34	419	417
[1,2] Federal National
Mortgage Assn.	4.771%	4/1/36	760	774
[1,2] Federal National
Mortgage Assn.	4.794%	9/1/35	306	308
[1,2] Federal National
Mortgage Assn.	4.818%	12/1/35	535	539
[1,2] Federal National
Mortgage Assn.	4.835%	4/1/37	535	542
[1,2] Federal National
Mortgage Assn.	4.850%	11/1/35	666	672
[1,2] Federal National
Mortgage Assn.	4.937%	7/1/35	115	116
[1,2] Federal National
Mortgage Assn.	4.981%	5/1/37	642	650
[1,2] Federal National
Mortgage Assn.	5.026%	12/1/33	143	145
[1,2] Federal National
Mortgage Assn.	5.030%	8/1/37	1,074	1,088
[1,2] Federal National
Mortgage Assn.	5.059%	2/1/36	109	110
[1,2] Federal National
Mortgage Assn.	5.074%	12/1/35	717	726
[1,2] Federal National
Mortgage Assn.	5.108%	1/1/36	340	344
[1,2] Federal National
Mortgage Assn.	5.129%	12/1/35	702	711
[1,2] Federal National
Mortgage Assn.	5.171%	8/1/38	50	50
[1,2] Federal National
Mortgage Assn.	5.178%	3/1/38	429	430
[1,2] Federal National
Mortgage Assn.	5.254%	3/1/37	325	331
[1,2] Federal National
Mortgage Assn.	5.317%	7/1/38	50	51
[1,2] Federal National
Mortgage Assn.	5.322%	12/1/35	366	373
[1,2] Federal National

Mortgage Assn.	5.382%	2/1/36	309	314
[1,2] Federal National
Mortgage Assn.	5.456%	2/1/36	460	468
[1,2] Federal National
Mortgage Assn.	5.470%	5/1/37	295	300
[1,2] Federal National
Mortgage Assn.	5.575%	1/1/37	383	391
[1,2] Federal National
Mortgage Assn.	5.593%	7/1/36	136	138
[1,2] Federal National
Mortgage Assn.	5.621%	5/1/36	212	216
[1,2] Federal National
Mortgage Assn.	5.627%	3/1/37	348	355
[1,2] Federal National
Mortgage Assn.	5.658%	6/1/36	181	184
[1,2] Federal National
Mortgage Assn.	5.673%	6/1/37	188	192
[1,2] Federal National
Mortgage Assn.	5.676%	3/1/37	1,236	1,262
[1,2] Federal National
Mortgage Assn.	5.687%	2/1/37	1,044	1,066
[1,2] Federal National
Mortgage Assn.	5.695%	2/1/37	770	786
[1,2] Federal National
Mortgage Assn.	5.710%	9/1/36	236	240

7

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National
	Mortgage Assn.	5.728%	3/1/37	1,061	1,084
[1,2]	Federal National
	Mortgage Assn.	5.741%	12/1/36	1,292	1,319
[1,2]	Federal National
	Mortgage Assn.	5.754%	12/1/37	771	784
[1,2]	Federal National
	Mortgage Assn.	5.756%	4/1/36	351	359
[1,2]	Federal National
	Mortgage Assn.	5.777%	1/1/36	184	186
[1,2]	Federal National
	Mortgage Assn.	5.780%	4/1/37	240	245
[1,2]	Federal National
	Mortgage Assn.	5.799%	4/1/37	433	442
[1,2]	Federal National
	Mortgage Assn.	5.822%	6/1/37	1,293	1,323
[1,2]	Federal National
	Mortgage Assn.	5.888%	9/1/36	865	885
[1,2]	Federal National
	Mortgage Assn.	5.947%	11/1/36	773	794
[1,2]	Federal National
	Mortgage Assn.	6.007%	10/1/37	540	552
[1,2]	Federal National
	Mortgage Assn.	6.055%	8/1/37	355	365
[1,2]	Federal National
	Mortgage Assn.	6.130%	6/1/36	77	79
[1,2]	Federal National
	Mortgage Assn.	6.611%	9/1/37	484	501
					42,697
Total U.S. Government and Agency Obligations (Cost $1,041,150)					1,099,668
Corporate Bonds (22.5%)
Asset-Backed/Commercial Mortgage-Backed Securities (4.8%)
2	Banc of America
	Commercial Mortgage, Inc.	6.503%	4/15/36	673	619
2	Banc of America
	Commercial Mortgage, Inc.	4.050%	11/10/38	140	131
2	Banc of America
	Commercial Mortgage, Inc.	4.153%	11/10/38	50	43
2	Banc of America
	Commercial Mortgage, Inc.	4.877%	7/10/42	510	404
2	Banc of America
	Commercial Mortgage, Inc.	5.372%	9/10/45	250	191
2	Banc of America
	Commercial Mortgage, Inc.	5.115%	10/10/45	700	542
[2,3]	Banc of America
	Commercial Mortgage, Inc.	5.120%	10/10/45	700	616
2	Banc of America
	Commercial Mortgage, Inc.	5.634%	7/10/46	500	390
2	Banc of America
	Commercial Mortgage, Inc.	5.414%	9/10/47	225	173
[2,3]	Banc of America
	Commercial Mortgage, Inc.	6.158%	2/10/51	725	542
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.610%	11/15/33	2,100	1,867
2	Bear Stearns Commercial

	Mortgage Securities, Inc.	5.463%	4/12/38	175	135
[2,3]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.464%	4/12/38	100	53
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.660%	6/11/40	1,250	968
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.521%	11/11/41	100	84
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.742%	9/11/42	825	570
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.793%	9/11/42	175	142
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.127%	10/12/42	397	373
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.151%	10/12/42	1,000	781
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.613%	6/11/50	275	203
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.694%	6/11/50	1,200	827
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.700%	6/11/50	400	275
[2,3]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.915%	6/11/50	175	74
2	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	475	441
2	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	275	254
2	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	757
2	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	100	79
[2,3]	Capital One Prime Auto
	Receivables Trust	1.215%	4/15/11	1,088	1,059
2	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	275	250
2	Chase Issuance Trust	4.650%	12/17/12	800	773
2	Chase Issuance Trust	4.650%	3/15/15	1,000	902
2	Chase Issuance Trust	5.400%	7/15/15	250	230
2	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	80
2	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	75	62
[2,3]	Citigroup Commercial
	Mortgage Trust	5.724%	3/15/49	575	457
[2,3]	Citigroup Commercial
	Mortgage Trust	5.700%	12/10/49	525	367
[2,3]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	250	144
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.225%	7/15/44	910	713
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	349
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	925	700
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	350	240
[2,4]	Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	769	806
2	Commercial Mortgage Pass-

	Through Certificates	5.116%	6/10/44	500	389
2	Commercial Mortgage Pass-
	Through Certificates	5.767%	6/10/46	350	279
2	Commercial Mortgage Pass-
	Through Certificates	5.248%	12/10/46	150	136
[2,3]	Commercial Mortgage Pass-
	Through Certificates	5.816%	12/10/49	750	527
2	Countrywide Home Loans	4.783%	5/25/33	158	148
2	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	442	406
[2,3]	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	200	126
2	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	210	166
[2,3]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	15	9
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	850	661
2	Credit Suisse Mortgage
	Capital Certificates	5.551%	2/15/39	1,300	1,002
[2,3]	Credit Suisse Mortgage
	Capital Certificates	5.723%	6/15/39	850	596
2	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	450	340

8

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	121
[2,3]	CWCapital Cobalt	5.820%	5/15/46	1,300	913
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	88	87
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	169	169
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	500	436
2	Discover Card Master Trust	5.650%	12/15/15	600	513
2	Discover Card Master Trust	5.650%	3/16/20	50	37
2	Fifth Third Auto Trust	4.070%	1/17/12	1,000	915
2	First Union National Bank
	Commercial Mortgage Trust	6.223%	12/12/33	2,100	1,889
[2,3]	First Union National Bank
	Commercial Mortgage Trust	6.618%	10/15/35	250	231
2	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	316
2	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	704	669
[2,3]	GE Capital Commercial
	Mortgage Corp.	5.338%	3/10/44	1,700	1,297
2	GE Capital Credit Card
	Master Note Trust	5.080%	9/15/12	1,350	1,304
2	GMAC Commercial
	Mortgage Securities, Inc.	4.908%	3/10/38	150	120
2	GMAC Commercial
	Mortgage Securities, Inc.	4.646%	4/10/40	100	89
2	GMAC Commercial
	Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,190
2	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	85
2	Greenwich Capital
	Commercial Funding Corp.	5.317%	6/10/36	700	597
2	Greenwich Capital
	Commercial Funding Corp.	5.117%	4/10/37	300	281
2	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	1,300	1,015
2	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	325	249
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	375	352
[2,3]	GS Mortgage Securities Corp. II	5.553%	4/10/38	200	154
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	350	285
2	GS Mortgage Securities Corp. II	5.799%	8/10/45	300	212
2	Honda Auto Receivables
	Owner Trust	5.300%	7/21/10	134	134
2	Honda Auto Receivables
	Owner Trust	5.120%	10/15/10	491	488
2	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	209
2	JPMorgan Chase Commercial
	Mortgage Securities	6.260%	3/15/33	93	88
2	JPMorgan Chase Commercial
	Mortgage Securities	4.200%	7/12/35	740	671
[2,3]	JPMorgan Chase Commercial
	Mortgage Securities	4.948%	9/12/37	25	15
2	JPMorgan Chase Commercial
	Mortgage Securities	4.404%	1/12/39	150	117
[2,3]	JPMorgan Chase Commercial
	Mortgage Securities	5.371%	6/12/41	450	368

2	JPMorgan Chase Commercial
	Mortgage Securities	4.697%	7/15/42	2,000	1,723
2	JPMorgan Chase Commercial
	Mortgage Securities	5.160%	4/15/43	707	681
2	JPMorgan Chase Commercial
	Mortgage Securities	5.875%	4/15/45	550	440
2	JPMorgan Chase Commercial
	Mortgage Securities	5.447%	5/15/45	150	126
2	JPMorgan Chase Commercial
	Mortgage Securities	5.803%	6/15/49	1,025	796
2	JPMorgan Chase Commercial
	Mortgage Securities	5.818%	6/15/49	375	264
2	JPMorgan Chase Commercial
	Mortgage Securities	5.794%	2/12/51	935	649
2	JPMorgan Chase Commercial
	Mortgage Securities	5.855%	2/12/51	250	186
2	JPMorgan Chase Commercial
	Mortgage Securities	5.716%	2/15/51	300	206
[2,3]	JPMorgan Chase Commercial
	Mortgage Securities	5.882%	2/15/51	275	192
2	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	1,700	1,327
2	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	50	38
2	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	49	46
2	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	196
2	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	225	191
2	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	175	139
[2,3]	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	375	290
2	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	575	395
2	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	661
2	LB-UBS Commerical
	Mortgage Trust	4.960%	12/15/31	100	84
[2,3]	LB-UBS Commerical
	Mortgage Trust	5.936%	7/15/44	200	87
[2,3]	MBNA Credit Card
	Master Note Trust	4.969%	12/15/11	250	243
2	MBNA Master Credit Card Trust	7.000%	2/15/12	1,400	1,388
2	Merrill Lynch Mortgage Trust	5.236%	11/12/35	175	143
2	Merrill Lynch Mortgage Trust	5.657%	5/12/39	200	159
[2,3]	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	272
[2,3]	Merrill Lynch Mortgage Trust	5.829%	6/12/50	1,650	1,161
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	350	250
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/17	350	242
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.909%	6/12/46	1,800	1,443
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	965	662
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	275	209
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	965

[2,3]	Morgan Stanley Capital I	5.110%	6/15/40	200	160
2	Morgan Stanley Capital I	4.970%	12/15/41	150	97
2	Morgan Stanley Capital I	5.168%	1/14/42	125	98
[2,3]	Morgan Stanley Capital I	5.650%	6/13/42	150	104
2	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,061
2	Morgan Stanley Capital I	5.771%	10/15/42	210	164
[2,3]	Morgan Stanley Capital I	5.208%	11/14/42	650	509
2	Morgan Stanley Capital I	6.280%	1/11/43	475	355
[2,3]	Morgan Stanley Capital I	5.387%	3/12/44	675	519
[2,3]	Morgan Stanley Capital I	5.691%	4/15/49	25	11
[2,3]	Morgan Stanley Capital I	5.881%	6/11/49	100	43
2	Morgan Stanley Capital I	5.809%	12/12/49	425	295
2	Morgan Stanley Capital I	5.090%	10/12/52	300	281
2	Morgan Stanley Dean
	Witter Capital I	5.980%	1/15/39	2,500	2,317
2	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	164
2	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	200	199
2	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	600	592
2	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	1,628	1,531
2	PSE&G Transition Funding LLC	6.890%	12/15/17	500	504
2	Salomon Brothers Mortgage
	Securities VII	5.561%	9/25/33	466	427

9

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	USAA Auto Owner Trust	5.360%	2/15/11	227	226
2	USAA Auto Owner Trust	4.710%	2/18/14	350	315
2	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	1,277	1,144
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	95
2	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	100	90
2	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	425	330
2	Wachovia Bank Commercial
	Mortgage Trust	5.001%	7/15/41	265	252
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.232%	7/15/41	475	387
2	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	400	310
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	197
2	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	136
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.740%	5/15/43	375	299
2	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	610
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.209%	10/15/44	1,325	1,057
[2,3]	Wachovia Bank Commercial
	Mortgage Trust	5.265%	12/15/44	950	742
2	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	250	205
2	World Omni Auto
	Receivables Trust	3.940%	10/15/12	500	458
					72,205
Finance (7.5%)
	Banking (4.8%)
	Abbey National PLC	7.950%	10/26/29	275	238
	American Exoress Co.	7.000%	3/19/18	200	204
	American Express Bank, FSB	5.550%	10/17/12	250	237
	American Express Bank, FSB	5.500%	4/16/13	350	333
	American Express
	Centurion Bank	5.200%	11/26/10	100	97
	American Express
	Centurion Bank	5.950%	6/12/17	50	46
	American Express
	Centurion Bank	6.000%	9/13/17	125	117
	American Express Co.	5.500%	9/12/16	100	92
	American Express Co.	6.150%	8/28/17	100	98
	American Express Co.	8.150%	3/19/38	50	58
2	American Express Co.	6.800%	9/1/66	200	110
	American Express Credit Corp.	5.000%	12/2/10	125	119
	American Express Credit Corp.	5.875%	5/2/13	700	683
4	American Express Travel	5.250%	11/21/11	25	24
	AmSouth Bank NA	5.200%	4/1/15	150	114
	BAC Capital Trust XI	6.625%	5/23/36	50	48
4	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	575	576
2	Bank of America

	Capital Trust XIV	5.630%	12/31/49	75	29
	Bank of America Corp.	4.500%	8/1/10	225	227
	Bank of America Corp.	4.250%	10/1/10	225	224
	Bank of America Corp.	4.375%	12/1/10	75	75
5	Bank of America Corp.	1.700%	12/23/10	350	351
	Bank of America Corp.	6.250%	4/15/12	350	367
	Bank of America Corp.	3.125%	6/15/12	800	838
	Bank of America Corp.	4.875%	1/15/13	100	100
	Bank of America Corp.	4.900%	5/1/13	300	302
	Bank of America Corp.	5.375%	6/15/14	120	120
	Bank of America Corp.	5.125%	11/15/14	1,580	1,524
	Bank of America Corp.	5.250%	12/1/15	75	68
	Bank of America Corp.	5.750%	8/15/16	100	94
	Bank of America Corp.	5.625%	10/14/16	100	99
	Bank of America Corp.	5.300%	3/15/17	1,125	1,080
	Bank of America Corp.	5.420%	3/15/17	175	156
	Bank of America Corp.	5.750%	12/1/17	150	152
	Bank of America Corp.	5.650%	5/1/18	225	226
	Bank of America Corp.	5.625%	3/8/35	550	459
	Bank of New York Mellon	6.375%	4/1/12	100	105
	Bank of New York Mellon	4.950%	11/1/12	300	307
	Bank of New York Mellon	4.500%	4/1/13	50	50
	Bank of New York Mellon	5.125%	8/27/13	25	26
	Bank of New York Mellon	4.950%	3/15/15	200	195
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	179
	Bank One Corp.	7.875%	8/1/10	50	52
	Bank One Corp.	5.250%	1/30/13	50	49
	Bank One Corp.	4.900%	4/30/15	100	93
2	Barclays Bank PLC	6.278%	12/29/49	80	51
	BB&T Capital Trust II	6.750%	6/7/36	175	133
2	BB&T Capital Trust IV	6.820%	6/12/57	25	15
	BB&T Corp.	6.500%	8/1/11	125	127
	BB&T Corp.	4.750%	10/1/12	250	242
	BB&T Corp.	5.200%	12/23/15	125	119
	BB&T Corp.	5.625%	9/15/16	175	177
	BB&T Corp.	4.900%	6/30/17	75	69
	Bear Stearns Co., Inc.	4.550%	6/23/10	425	422
	Bear Stearns Co., Inc.	4.500%	10/28/10	300	298
	Bear Stearns Co., Inc.	5.350%	2/1/12	50	50
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	221
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	49
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	611
	Bear Stearns Co., Inc.	6.400%	10/2/17	350	364
	Bear Stearns Co., Inc.	7.250%	2/1/18	325	356
	Capital One Bank	5.750%	9/15/10	175	170
	Capital One Capital III	7.686%	8/15/36	125	53
	Capital One Capital IV	6.745%	2/17/37	75	35
	Capital One Financial Corp.	5.700%	9/15/11	100	93
	Capital One Financial Corp.	4.800%	2/21/12	100	90
	Capital One Financial Corp.	5.500%	6/1/15	25	21
	Capital One Financial Corp.	6.150%	9/1/16	125	86
	Capital One Financial Corp.	5.250%	2/21/17	50	44
	Capital One Financial Corp.	6.750%	9/15/17	75	72
	Charter One Bank N.A.	5.500%	4/26/11	300	285
[2,4]	Citicorp Lease Pass-
	Through Trust	8.040%	12/15/19	500	488
2	Citigroup Capital XXI	8.300%	12/21/57	450	347
	Citigroup, Inc.	4.625%	8/3/10	125	123
	Citigroup, Inc.	6.500%	1/18/11	525	529

	Citigroup, Inc.	5.125%	2/14/11	75	74
	Citigroup, Inc.	5.100%	9/29/11	675	659
5	Citigroup, Inc.	2.875%	12/9/11	525	544
	Citigroup, Inc.	6.000%	2/21/12	175	173
	Citigroup, Inc.	5.250%	2/27/12	225	219
	Citigroup, Inc.	5.500%	8/27/12	50	49
	Citigroup, Inc.	5.625%	8/27/12	325	305
	Citigroup, Inc.	5.300%	10/17/12	650	634
	Citigroup, Inc.	5.500%	4/11/13	600	587
	Citigroup, Inc.	6.500%	8/19/13	625	631
	Citigroup, Inc.	5.000%	9/15/14	975	848
	Citigroup, Inc.	4.700%	5/29/15	50	43
	Citigroup, Inc.	5.300%	1/7/16	225	213
	Citigroup, Inc.	6.000%	8/15/17	225	224
	Citigroup, Inc.	6.125%	11/21/17	225	226
	Citigroup, Inc.	6.625%	6/15/32	100	97
	Citigroup, Inc.	5.875%	2/22/33	375	321
	Citigroup, Inc.	6.000%	10/31/33	200	175
	Citigroup, Inc.	6.125%	8/25/36	100	92
	Citigroup, Inc.	5.875%	5/29/37	275	277
	Citigroup, Inc.	6.875%	3/5/38	450	520
	Colonial Bank NA	6.375%	12/1/15	50	33
	Comerica Bank	5.750%	11/21/16	225	169
	Comerica Bank	5.200%	8/22/17	75	57
2	Comerica Capital Trust II	6.576%	2/20/37	150	62

10

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Compass Bank	6.400%	10/1/17	75	64
	Compass Bank	5.900%	4/1/26	50	36
	Countrywide Financial Corp.	6.250%	5/15/16	225	215
	Countrywide Home Loan	4.000%	3/22/11	250	238
	Credit Suisse First
	Boston USA, Inc.	4.875%	8/15/10	675	675
	Credit Suisse First
	Boston USA, Inc.	5.250%	3/2/11	150	151
	Credit Suisse First
	Boston USA, Inc.	6.125%	11/15/11	250	256
	Credit Suisse First
	Boston USA, Inc.	6.500%	1/15/12	400	408
	Credit Suisse First
	Boston USA, Inc.	5.500%	8/15/13	340	339
	Credit Suisse First
	Boston USA, Inc.	4.875%	1/15/15	550	516
	Credit Suisse First
	Boston USA, Inc.	5.125%	8/15/15	685	627
	Credit Suisse First
	Boston USA, Inc.	5.375%	3/2/16	125	115
2	Credit Suisse First
	Boston USA, Inc.	5.860%	5/15/49	225	112
	Deutsche Bank AG London	5.375%	10/12/12	250	254
	Deutsche Bank AG London	4.875%	5/20/13	250	253
	Deutsche Bank AG London	6.000%	9/1/17	550	584
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	271
	Fifth Third Bancorp.	4.200%	2/23/10	100	98
	Fifth Third Bancorp.	6.250%	5/1/13	125	118
	Fifth Third Bancorp.	8.250%	3/1/38	225	182
2	Fifth Third Capital Trust IV	6.500%	4/15/67	300	153
	First Tennessee Bank	5.050%	1/15/15	50	32
	Fleet Capital Trust II	7.920%	12/11/26	400	329
	Golden West Financial Corp.	4.750%	10/1/12	75	71
2	Goldman Sachs Capital II	5.793%	12/29/49	200	79
	Goldman Sachs Group, Inc.	6.875%	1/15/11	150	152
	Goldman Sachs Group, Inc.	6.600%	1/15/12	950	939
5	Goldman Sachs Group, Inc.	3.250%	6/15/12	850	890
	Goldman Sachs Group, Inc.	5.450%	11/1/12	275	262
	Goldman Sachs Group, Inc.	5.250%	4/1/13	150	141
	Goldman Sachs Group, Inc.	4.750%	7/15/13	1,025	941
	Goldman Sachs Group, Inc.	5.250%	10/15/13	200	185
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	124
	Goldman Sachs Group, Inc.	5.000%	10/1/14	25	22
	Goldman Sachs Group, Inc.	5.125%	1/15/15	290	263
	Goldman Sachs Group, Inc.	5.350%	1/15/16	525	476
	Goldman Sachs Group, Inc.	5.625%	1/15/17	450	375
	Goldman Sachs Group, Inc.	6.250%	9/1/17	500	473
	Goldman Sachs Group, Inc.	5.950%	1/18/18	825	767
	Goldman Sachs Group, Inc.	6.150%	4/1/18	225	216
	Goldman Sachs Group, Inc.	5.950%	1/15/27	300	222
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	116
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	294
	Goldman Sachs Group, Inc.	6.450%	5/1/36	75	57
	Goldman Sachs Group, Inc.	6.750%	10/1/37	600	494
4	HBOS Treasury Services PLC	5.250%	2/21/17	550	544
4	HBOS Treasury Services PLC	6.750%	5/21/18	150	131

	HSBC Bank USA	5.625%	8/15/35	250	232
	HSBC Holdings PLC	7.625%	5/17/32	100	109
	HSBC Holdings PLC	7.350%	11/27/32	100	106
	HSBC Holdings PLC	6.500%	5/2/36	500	512
	HSBC Holdings PLC	6.500%	9/15/37	425	448
	HSBC Holdings PLC	6.800%	6/1/38	75	81
	JPM Capital Trust	6.550%	9/29/36	125	106
	JPMorgan Capital Trust	5.875%	3/15/35	200	156
	JPMorgan Chase & Co.	5.600%	6/1/11	450	462
	JPMorgan Chase & Co.	4.850%	6/16/11	375	379
5	JPMorgan Chase & Co.	3.125%	12/1/11	550	575
	JPMorgan Chase & Co.	4.500%	1/15/12	300	298
	JPMorgan Chase & Co.	6.625%	3/15/12	100	102
	JPMorgan Chase & Co.	5.375%	10/1/12	675	689
	JPMorgan Chase & Co.	5.750%	1/2/13	725	730
	JPMorgan Chase & Co.	4.750%	5/1/13	375	377
	JPMorgan Chase & Co.	4.875%	3/15/14	230	222
	JPMorgan Chase & Co.	5.125%	9/15/14	410	397
	JPMorgan Chase & Co.	4.750%	3/1/15	50	48
	JPMorgan Chase & Co.	5.250%	5/1/15	650	620
	JPMorgan Chase & Co.	5.150%	10/1/15	150	145
	JPMorgan Chase & Co.	5.875%	6/13/16	25	25
	JPMorgan Chase & Co.	6.125%	6/27/17	75	75
	JPMorgan Chase & Co.	6.000%	10/1/17	75	75
	JPMorgan Chase & Co.	6.000%	1/15/18	75	79
	JPMorgan Chase & Co.	5.850%	8/1/35	150	122
	JPMorgan Chase & Co.	6.400%	5/15/38	300	358
	JPMorgan Chase Capital XXII	6.450%	2/2/37	225	181
	JPMorgan Chase Capital XXV	6.800%	10/1/37	225	206
	KeyBank NA	5.500%	9/17/12	175	165
	KeyBank NA	5.800%	7/1/14	125	112
	KeyBank NA	4.950%	9/15/15	150	117
	KeyBank NA	5.450%	3/3/16	150	122
	KeyCorp	6.500%	5/14/13	150	139
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	186
2	Manufacturers &
	Traders Trust Co.	5.585%	12/28/20	150	111
	Marshall & Ilsley Bank	4.850%	6/16/15	275	209
	MBNA America Bank NA	6.625%	6/15/12	100	101
	MBNA Corp.	6.125%	3/1/13	125	122
	MBNA Corp.	5.000%	6/15/15	50	46
	Mellon Bank NA	4.750%	12/15/14	50	49
	Mellon Funding Corp.	5.000%	12/1/14	300	275
	Morgan Stanley Dean Witter	4.000%	1/15/10	600	589
	Morgan Stanley Dean Witter	4.250%	5/15/10	300	288
5	Morgan Stanley Dean Witter	2.900%	12/1/10	300	308
	Morgan Stanley Dean Witter	5.050%	1/21/11	50	49
	Morgan Stanley Dean Witter	6.750%	4/15/11	500	488
5	Morgan Stanley Dean Witter	3.250%	12/1/11	350	366
	Morgan Stanley Dean Witter	5.625%	1/9/12	300	280
	Morgan Stanley Dean Witter	6.600%	4/1/12	375	357
	Morgan Stanley Dean Witter	5.750%	8/31/12	400	372
	Morgan Stanley Dean Witter	5.300%	3/1/13	150	136
	Morgan Stanley Dean Witter	4.750%	4/1/14	525	414
	Morgan Stanley Dean Witter	6.000%	4/28/15	300	264
	Morgan Stanley Dean Witter	5.375%	10/15/15	175	147
	Morgan Stanley Dean Witter	5.750%	10/18/16	375	313
	Morgan Stanley Dean Witter	5.450%	1/9/17	575	482

	Morgan Stanley Dean Witter	5.550%	4/27/17	50	42
	Morgan Stanley Dean Witter	5.950%	12/28/17	375	319
	Morgan Stanley Dean Witter	6.625%	4/1/18	100	90
	Morgan Stanley Dean Witter	6.250%	8/9/26	450	374
	Morgan Stanley Dean Witter	7.250%	4/1/32	150	131
	National City Corp.	4.900%	1/15/15	500	428
2	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	118
4	Nationwide Building Society	5.500%	7/18/12	575	545
	NB Capital Trust IV	8.250%	4/15/27	200	159
	North Fork Bancorp., Inc.	5.875%	8/15/12	150	120
4	Northern Rock PLC	5.625%	6/22/17	1,150	1,127
	Northern Trust Co.	5.500%	8/15/13	50	52
	PNC Bank NA	4.875%	9/21/17	325	299
	PNC Bank NA	6.000%	12/7/17	100	100
	PNC Bank NA	6.875%	4/1/18	50	53
	PNC Funding Corp.	5.250%	11/15/15	100	95
	PNC Funding Corp.	5.625%	2/1/17	75	72
	Regions Financial Corp.	6.375%	5/15/12	200	186
	Regions Financial Corp.	7.375%	12/10/37	175	137
2	Regions Financial Corp.	6.625%	5/15/47	250	137
	Royal Bank of Canada	4.125%	1/26/10	375	374
	Royal Bank of Scotland
	Group PLC	5.000%	11/12/13	225	201

11

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland
	Group PLC	5.050%	1/8/15	125	106
2	Royal Bank of Scotland
	Group PLC	7.640%	3/31/49	650	260
2	Royal Bank of Scotland
	Group PLC	7.648%	8/29/49	450	224
	Santander Central Hispano
	Issuances Ltd.	7.625%	9/14/10	375	375
	Santander Financial Issuances	6.375%	2/15/11	50	47
	Sanwa Bank Ltd.	7.400%	6/15/11	725	750
	Southtrust Corp.	5.800%	6/15/14	50	46
	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	181
	Sovereign Bancorp, Inc.	8.750%	5/30/18	75	69
[2,4]	Standard Chartered PLC	6.409%	12/31/49	150	63
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	445	464
	SunTrust Banks, Inc.	5.250%	11/5/12	100	96
	SunTrust Banks, Inc.	5.000%	9/1/15	100	94
	SunTrust Banks, Inc.	5.200%	1/17/17	100	91
	SunTrust Banks, Inc.	6.000%	9/11/17	50	47
	SunTrust Banks, Inc.	5.450%	12/1/17	300	282
	SunTrust Banks, Inc.	7.250%	3/15/18	75	78
	SunTrust Capital VIII	6.100%	12/15/36	150	99
	Swiss Bank Corp.	7.000%	10/15/15	250	250
	Swiss Bank Corp.	7.375%	6/15/17	100	103
	Synovus Financial Corp.	5.125%	6/15/17	125	96
	UBS AG	5.875%	12/20/17	425	390
	UBS AG	5.750%	4/25/18	375	342
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	150
	Union Bank of California NA	5.950%	5/11/16	100	80
	Union Planters Corp.	7.750%	3/1/11	300	287
	UnionBanCal Corp.	5.250%	12/16/13	50	43
	US Bank NA	4.950%	10/30/14	425	422
2	USB Capital IX	6.189%	4/15/49	300	135
	Wachovia Bank NA	4.875%	2/1/15	270	247
	Wachovia Bank NA	6.000%	11/15/17	200	195
	Wachovia Bank NA	5.850%	2/1/37	300	289
	Wachovia Bank NA	6.600%	1/15/38	275	295
2	Wachovia Capital Trust III	5.800%	3/15/11	300	178
	Wachovia Corp.	4.375%	6/1/10	125	124
	Wachovia Corp.	7.800%	8/18/10	75	76
	Wachovia Corp.	5.300%	10/15/11	175	172
	Wachovia Corp.	5.500%	5/1/13	350	351
	Wachovia Corp.	4.875%	2/15/14	255	233
	Wachovia Corp.	5.625%	10/15/16	125	113
	Wachovia Corp.	5.750%	6/15/17	425	420
	Wachovia Corp.	5.750%	2/1/18	300	302
4	Wachovia Corp.	8.000%	12/15/26	600	474
	Wachovia Corp.	5.500%	8/1/35	450	365
	Wells Fargo & Co.	4.200%	1/15/10	710	721
	Wells Fargo & Co.	4.875%	1/12/11	225	231
	Wells Fargo & Co.	5.300%	8/26/11	75	76
5	Wells Fargo & Co.	3.000%	12/9/11	450	469
	Wells Fargo & Co.	5.250%	10/23/12	200	205
	Wells Fargo & Co.	4.375%	1/31/13	275	271
	Wells Fargo & Co.	4.950%	10/16/13	250	245
	Wells Fargo & Co.	4.625%	4/15/14	75	73

	Wells Fargo & Co.	5.625%	12/11/17	375	388
	Wells Fargo & Co.	5.375%	2/7/35	200	192
	Wells Fargo Bank NA	4.750%	2/9/15	1,150	1,110
	Wells Fargo Bank NA	5.750%	5/16/16	125	128
	Wells Fargo Bank NA	5.950%	8/26/36	150	156
2	Wells Fargo Capital XIII	7.700%	12/29/49	450	370
2	Wells Fargo Capital XV	9.750%	12/29/49	225	229
	Zions Bancorp.	5.500%	11/16/15	175	131

	Brokerage (0.4%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	134
	Ameriprise Financial Inc.	5.650%	11/15/15	125	106
	BlackRock, Inc.	6.250%	9/15/17	100	94
	Janus Capital Group	5.875%	9/15/11	75	55
	Janus Capital Group	6.700%	6/15/17	50	25
	Jefferies Group Inc.	6.450%	6/8/27	375	231
	Jefferies Group Inc.	6.250%	1/15/36	175	105
	Lazard Group	6.850%	6/15/17	325	205
	Merrill Lynch & Co., Inc.	4.125%	9/10/09	50	49
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	630	617
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	125	127
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	50	50
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	200	193
	Merrill Lynch & Co., Inc.	6.150%	4/25/13	450	443
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	150	143
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	225	217
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	500	477
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	125	115
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	250	224
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	400	403
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	625	658
	Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	75
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	375	348
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	175	158
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	275	300

	Finance Companies (1.1%)
	Allied Capital Corp.	6.000%	4/1/12	75	52
	American General Finance Corp.	4.875%	5/15/10	100	59
	American General Finance Corp.	4.875%	7/15/12	25	11
	American General Finance Corp.	5.375%	10/1/12	50	24
	American General Finance Corp.	5.850%	6/1/13	355	147
	American General Finance Corp.	5.750%	9/15/16	425	161
	American General Finance Corp.	6.900%	12/15/17	150	60
	Block Financial LLC	7.875%	1/15/13	25	23
	Capmark Financial Group	5.875%	5/10/12	25	9
	Capmark Financial Group	6.300%	5/10/17	125	35
	CIT Group Funding Co.
	of Canada	4.650%	7/1/10	350	307
	CIT Group Funding Co.
	of Canada	5.600%	11/2/11	75	59
	CIT Group Funding Co.
	of Canada	5.200%	6/1/15	125	88
	CIT Group, Inc.	4.250%	2/1/10	100	93
	CIT Group, Inc.	5.200%	11/3/10	75	65
	CIT Group, Inc.	4.750%	12/15/10	25	22
	CIT Group, Inc.	5.600%	4/27/11	125	105
	CIT Group, Inc.	7.625%	11/30/12	250	212
	CIT Group, Inc.	5.400%	3/7/13	50	37

	CIT Group, Inc.	5.000%	2/1/15	100	67
	CIT Group, Inc.	5.400%	1/30/16	450	315
	CIT Group, Inc.	5.850%	9/15/16	100	71
	CIT Group, Inc.	5.650%	2/13/17	175	122
	CIT Group, Inc.	6.000%	4/1/36	75	47
	General Electric Capital Corp.	4.125%	9/1/09	225	227
	General Electric Capital Corp.	4.250%	9/13/10	175	175
	General Electric Capital Corp.	4.875%	10/21/10	500	510
	General Electric Capital Corp.	5.000%	12/1/10	75	77
	General Electric Capital Corp.	6.125%	2/22/11	390	405
	General Electric Capital Corp.	5.500%	4/28/11	100	103
5	General Electric Capital Corp.	3.000%	12/9/11	475	492
	General Electric Capital Corp.	5.875%	2/15/12	550	565
	General Electric Capital Corp.	4.375%	3/3/12	100	98
	General Electric Capital Corp.	6.000%	6/15/12	250	258
	General Electric Capital Corp.	5.250%	10/19/12	525	529
	General Electric Capital Corp.	5.450%	1/15/13	75	76
	General Electric Capital Corp.	4.800%	5/1/13	425	422
	General Electric Capital Corp.	5.500%	6/4/14	400	401
	General Electric Capital Corp.	5.650%	6/9/14	125	126
	General Electric Capital Corp.	5.625%	9/15/17	500	495
	General Electric Capital Corp.	5.625%	5/1/18	1,275	1,284
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,084
	General Electric Capital Corp.	6.150%	8/7/37	300	297
	General Electric Capital Corp.	5.875%	1/14/38	975	969

12

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	General Electric Capital Corp.	6.375%	11/15/67	650	413
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	57
	HSBC Finance Corp.	4.625%	9/15/10	475	470
	HSBC Finance Corp.	5.250%	1/14/11	150	149
	HSBC Finance Corp.	5.700%	6/1/11	375	369
	HSBC Finance Corp.	6.375%	10/15/11	200	201
	HSBC Finance Corp.	7.000%	5/15/12	275	277
	HSBC Finance Corp.	6.375%	11/27/12	75	74
	HSBC Finance Corp.	5.250%	1/15/14	400	384
	HSBC Finance Corp.	5.000%	6/30/15	575	523
	HSBC Finance Corp.	5.500%	1/19/16	150	143
	International Lease
	Finance Corp.	4.875%	9/1/10	50	40
	International Lease
	Finance Corp.	5.125%	11/1/10	125	95
	International Lease
	Finance Corp.	4.950%	2/1/11	450	331
	International Lease
	Finance Corp.	5.450%	3/24/11	50	37
	International Lease
	Finance Corp.	5.750%	6/15/11	575	420
	International Lease
	Finance Corp.	5.300%	5/1/12	75	53
	International Lease
	Finance Corp.	5.000%	9/15/12	350	241
	International Lease
	Finance Corp.	6.375%	3/25/13	150	105
	International Lease
	Finance Corp.	5.625%	9/20/13	75	50
	International Lease
	Finance Corp.	5.650%	6/1/14	150	99
	SLM Corp.	4.500%	7/26/10	50	45
	SLM Corp.	5.400%	10/25/11	450	363
	SLM Corp.	5.375%	1/15/13	150	108
	SLM Corp.	5.050%	11/14/14	450	302
	SLM Corp.	8.450%	6/15/18	300	239
	SLM Corp.	5.625%	8/1/33	75	45

	Insurance (0.9%)
	ACE Capital Trust II	9.700%	4/1/30	50	39
	ACE INA Holdings, Inc.	5.600%	5/15/15	175	161
	ACE INA Holdings, Inc.	5.700%	2/15/17	100	91
	ACE INA Holdings, Inc.	5.800%	3/15/18	25	23
	Aetna, Inc.	6.000%	6/15/16	75	69
	Aetna, Inc.	6.500%	9/15/18	150	145
	Aetna, Inc.	6.625%	6/15/36	175	144
	Aetna, Inc.	6.750%	12/15/37	175	148
	Allied World Assurance	7.500%	8/1/16	150	132
	Allstate Corp.	5.000%	8/15/14	150	141
	Allstate Corp.	6.125%	12/15/32	100	92
	Allstate Corp.	5.550%	5/9/35	125	106
	Allstate Corp.	5.950%	4/1/36	75	67
2	Allstate Corp.	6.125%	5/15/37	75	48
2	Allstate Corp.	6.500%	5/15/57	225	128
	Allstate Life Global Funding	5.375%	4/30/13	75	76
	Ambac, Inc.	5.950%	12/5/35	300	92

	American General Capital II	8.500%	7/1/30	100	43
	American International
	Group, Inc.	4.700%	10/1/10	100	89
	American International
	Group, Inc.	5.375%	10/18/11	75	61
	American International
	Group, Inc.	4.950%	3/20/12	125	97
	American International
	Group, Inc.	4.250%	5/15/13	50	36
	American International
	Group, Inc.	5.050%	10/1/15	225	151
	American International
	Group, Inc.	5.600%	10/18/16	150	100
	American International
	Group, Inc.	5.850%	1/16/18	175	117
	American International
	Group, Inc.	6.250%	5/1/36	175	98
	American International
	Group, Inc.	6.250%	3/15/37	100	37
[2,4]	American International
	Group, Inc.	8.175%	5/15/58	525	199
	Aon Capital Trust	8.205%	1/1/27	25	14
	Arch Capital Group Ltd.	7.350%	5/1/34	75	62
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	51
	Assurant, Inc.	5.625%	2/15/14	25	19
	Assurant, Inc.	6.750%	2/15/34	50	31
	AXA Financial, Inc.	7.750%	8/1/10	100	100
	AXA SA	8.600%	12/15/30	375	268
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	34
	Berkshire Hathaway
	Finance Corp.	4.125%	1/15/10	240	243
	Berkshire Hathaway
	Finance Corp.	4.200%	12/15/10	225	230
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	175	180
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	175	182
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	287
	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	475	492
	Chubb Corp.	5.750%	5/15/18	50	49
	Chubb Corp.	6.000%	5/11/37	200	181
	Chubb Corp.	6.500%	5/15/38	75	71
2	Chubb Corp.	6.375%	3/29/67	75	47
	CIGNA Corp.	7.875%	5/15/27	50	44
	CIGNA Corp.	6.150%	11/15/36	50	35
	Cincinnati Financial Corp.	6.125%	11/1/34	150	115
	CNA Financial Corp.	6.000%	8/15/11	100	72
	CNA Financial Corp.	5.850%	12/15/14	100	74
	CNA Financial Corp.	6.500%	8/15/16	175	124
	Commerce Group, Inc.	5.950%	12/9/13	50	43
	Coventry Health Care Inc.	6.300%	8/15/14	125	80
2	Everest Reinsurance
	Holdings, Inc.	6.600%	5/15/37	75	31
	Fund American Cos., Inc.	5.875%	5/15/13	75	55
	GE Global Insurance
	Holdings Corp.	6.450%	3/1/19	100	93
	GE Global Insurance

	Holdings Corp.	7.000%	2/15/26	50	46
	GE Global Insurance
	Holdings Corp.	7.750%	6/15/30	50	48
	Genworth Financial, Inc.	5.750%	6/15/14	50	18
	Genworth Financial, Inc.	6.500%	6/15/34	150	45
2	Genworth Financial, Inc.	6.150%	11/15/66	75	7
	Hartford Financial
	Services Group, Inc.	5.250%	10/15/11	100	88
	Hartford Financial
	Services Group, Inc.	5.500%	10/15/16	25	19
	Hartford Financial
	Services Group, Inc.	5.375%	3/15/17	100	71
	Hartford Financial
	Services Group, Inc.	6.300%	3/15/18	75	55
	Hartford Financial
	Services Group, Inc.	6.000%	1/15/19	25	18
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	100	64
2	Hartford Financial
	Services Group, Inc.	8.125%	6/15/38	50	23
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	75	49
	Humana Inc.	6.450%	6/1/16	150	120
	Humana Inc.	7.200%	6/15/18	200	161

13

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Humana Inc.	8.150%	6/15/38	175	131
2	ING Capital Funding Trust III	5.775%	12/8/49	300	135
	ING USA Global	4.500%	10/1/10	125	122
	Lincoln National Corp.	6.200%	12/15/11	100	91
	Lincoln National Corp.	5.650%	8/27/12	25	20
	Lincoln National Corp.	6.150%	4/7/36	150	94
2	Lincoln National Corp.	7.000%	5/17/66	150	66
2	Lincoln National Corp.	6.050%	4/20/67	50	18
	Loews Corp.	6.000%	2/1/35	50	37
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	49
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	164
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	176
	MetLife, Inc.	5.375%	12/15/12	125	119
	MetLife, Inc.	5.000%	11/24/13	50	46
	MetLife, Inc.	5.000%	6/15/15	125	115
	MetLife, Inc.	6.500%	12/15/32	175	148
	MetLife, Inc.	6.375%	6/15/34	100	83
	MetLife, Inc.	6.400%	12/15/36	150	90
	Principal Financial Group, Inc.	6.050%	10/15/36	100	68
	Principal Life Income Funding	5.125%	3/1/11	125	121
	Principal Life Income Funding	5.300%	12/14/12	125	120
	Principal Life Income Funding	5.300%	4/24/13	150	143
	Principal Life Income Funding	5.100%	4/15/14	100	92
	Progressive Corp.	6.375%	1/15/12	100	100
	Progressive Corp.	6.625%	3/1/29	125	115
2	Progressive Corp.	6.700%	6/15/37	125	58
	Protective Life Secured Trust	4.850%	8/16/10	100	88
	Protective Life Secured Trust	5.450%	9/28/12	50	44
	Prudential Financial, Inc.	5.800%	6/15/12	125	109
	Prudential Financial, Inc.	5.150%	1/15/13	50	41
	Prudential Financial, Inc.	4.500%	7/15/13	200	158
	Prudential Financial, Inc.	4.750%	4/1/14	75	59
	Prudential Financial, Inc.	5.100%	9/20/14	125	96
	Prudential Financial, Inc.	5.500%	3/15/16	25	18
	Prudential Financial, Inc.	6.100%	6/15/17	25	18
	Prudential Financial, Inc.	6.000%	12/1/17	225	180
	Prudential Financial, Inc.	5.750%	7/15/33	50	32
	Prudential Financial, Inc.	5.400%	6/13/35	100	60
	Prudential Financial, Inc.	5.900%	3/17/36	125	81
	Prudential Financial, Inc.	5.700%	12/14/36	175	110
	Torchmark Corp.	6.375%	6/15/16	100	78
	Travelers Cos. Inc.	5.750%	12/15/17	250	241
2	Travelers Cos. Inc.	6.250%	3/15/37	75	47
	Travelers Cos. Inc.	6.250%	6/15/37	200	194
	Travelers Cos., Inc.	6.250%	6/20/16	150	149
	UnitedHealth Group, Inc.	5.250%	3/15/11	150	144
	UnitedHealth Group, Inc.	5.500%	11/15/12	175	160
	UnitedHealth Group, Inc.	4.875%	2/15/13	50	47
	UnitedHealth Group, Inc.	4.875%	4/1/13	50	47
	UnitedHealth Group, Inc.	5.000%	8/15/14	75	70
	UnitedHealth Group, Inc.	4.875%	3/15/15	50	43
	UnitedHealth Group, Inc.	6.000%	6/15/17	150	133
	UnitedHealth Group, Inc.	6.000%	11/15/17	50	44
	UnitedHealth Group, Inc.	6.000%	2/15/18	125	116
	UnitedHealth Group, Inc.	6.500%	6/15/37	50	39
	UnitedHealth Group, Inc.	6.625%	11/15/37	125	106

UnitedHealth Group, Inc.	6.875%	2/15/38	125	111
WellPoint Inc.	6.375%	1/15/12	100	99
WellPoint Inc.	6.800%	8/1/12	150	148
WellPoint Inc.	5.000%	12/15/14	25	22
WellPoint Inc.	5.250%	1/15/16	50	44
WellPoint Inc.	5.875%	6/15/17	50	48
WellPoint Inc.	5.950%	12/15/34	375	312
WellPoint Inc.	5.850%	1/15/36	225	191
WellPoint Inc.	6.375%	6/15/37	50	44
Willis North America Inc.	5.625%	7/15/15	225	161
XL Capital Ltd.	5.250%	9/15/14	125	69
XL Capital Ltd.	6.250%	5/15/27	125	56
2	XL Capital Ltd.	6.500%	12/15/49	125	27
Other Finance (0.0%)
Chicago Mercantile
Exchange Group Inc.	5.400%	8/1/13	225	224
Orix Corp.	5.480%	11/22/11	125	94
XTRA Finance Corp.	5.150%	4/1/17	375	370

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.300%	6/1/13	50	31
Arden Realty LP	5.250%	3/1/15	25	22
AvalonBay Communities, Inc.	5.500%	1/15/12	50	41
AvalonBay Communities, Inc.	5.750%	9/15/16	50	33
Boston Properties, Inc.	5.625%	4/15/15	200	130
Brandywine Operating
Partnership	5.625%	12/15/10	50	43
Brandywine Operating
Partnership	5.750%	4/1/12	150	114
Brandywine Operating
Partnership	5.400%	11/1/14	50	32
Camden Property Trust	5.700%	5/15/17	100	52
Colonial Realty LP	5.500%	10/1/15	200	116
Developers Diversified
Realty Corp.	5.375%	10/15/12	25	10
Duke Realty LP	5.625%	8/15/11	50	39
Duke Realty LP	5.950%	2/15/17	125	65
ERP Operating LP	6.625%	3/15/12	100	82
ERP Operating LP	5.500%	10/1/12	100	77
ERP Operating LP	5.250%	9/15/14	50	34
ERP Operating LP	5.125%	3/15/16	75	53
ERP Operating LP	5.375%	8/1/16	50	36
ERP Operating LP	5.750%	6/15/17	25	18
HCP Inc.	6.700%	1/30/18	50	23
Health Care Property
Investors, Inc.	6.450%	6/25/12	50	36
Health Care Property
Investors, Inc.	5.650%	12/15/13	150	92
Health Care Property
Investors, Inc.	6.300%	9/15/16	100	49
Health Care REIT, Inc.	6.200%	6/1/16	275	163
HealthCare Realty Trust	5.125%	4/1/14	75	47
Hospitality Properties	5.125%	2/15/15	150	75
HRPT Properties Trust	6.250%	8/15/16	150	81
Kimco Realty Corp.	5.783%	3/15/16	25	16
Liberty Property LP	5.125%	3/2/15	250	167
Liberty Property LP	5.500%	12/15/16	50	31
National Retail Properties	6.875%	10/15/17	275	177
Nationwide Health

Properties, Inc.	6.250%	2/1/13	125	99
ProLogis	5.500%	3/1/13	75	34
ProLogis	5.625%	11/15/15	75	38
ProLogis	5.750%	4/1/16	50	26
ProLogis	5.625%	11/15/16	75	36
Realty Income Corp.	6.750%	8/15/19	150	109
Regency Centers LP	6.750%	1/15/12	300	244
Simon Property Group Inc.	4.875%	8/15/10	75	66
Simon Property Group Inc.	5.000%	3/1/12	100	73
Simon Property Group Inc.	5.300%	5/30/13	125	90
Simon Property Group Inc.	5.750%	12/1/15	525	345
Simon Property Group Inc.	5.250%	12/1/16	250	176
Simon Property Group Inc.	5.875%	3/1/17	25	16
Simon Property Group Inc.	6.125%	5/30/18	225	152
Tanger Factory
Outlet Centers, Inc.	6.150%	11/15/15	100	72
Vornado Realty	5.600%	2/15/11	175	159
				112,004
Industrial (8.5%)
Basic Industry (0.6%)
Agrium Inc.	6.750%	1/15/19	200	192
Alcan, Inc.	4.875%	9/15/12	125	94
Alcan, Inc.	4.500%	5/15/13	125	89
Alcan, Inc.	5.200%	1/15/14	125	91

14

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Alcan, Inc.	5.000%	6/1/15	25	18
Alcan, Inc.	6.125%	12/15/33	225	136
Alcoa, Inc.	7.375%	8/1/10	100	99
Alcoa, Inc.	5.375%	1/15/13	200	179
Alcoa, Inc.	6.000%	7/15/13	450	409
Alcoa, Inc.	5.900%	2/1/27	200	139
ArcelorMittal	5.375%	6/1/13	350	274
ArcelorMittal	6.125%	6/1/18	150	102
Barrick Gold Finance Inc.	6.125%	9/15/13	150	142
Barrick Gold Finance Inc.	4.875%	11/15/14	75	68
Barrick North America
Finance LLC	6.800%	9/15/18	150	143
Barrick North America
Finance LLC	7.500%	9/15/38	175	171
BHP Billiton Finance Ltd.	5.125%	3/29/12	25	25
BHP Billiton Finance Ltd.	5.400%	3/29/17	100	93
BHP Finance USA	5.250%	12/15/15	50	45
BHP Finance USA Ltd.	8.500%	12/1/12	200	213
BHP Finance USA Ltd.	4.800%	4/15/13	150	143
Celulosa Arauco Constitution SA	8.625%	8/15/10	100	103
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	236
Commercial Metals Co.	6.500%	7/15/17	50	39
Commercial Metals Co.	7.350%	8/15/18	150	121
Dow Chemical Co.	6.000%	10/1/12	375	355
Dow Chemical Co.	5.700%	5/15/18	25	21
Dow Chemical Co.	7.375%	11/1/29	25	22
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	30	31

E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	25
E.I. du Pont de Nemours & Co.	4.125%	3/6/13	150	147
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	175	177
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	175	181
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	275	288
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	104
Falconbridge Ltd.	7.350%	6/5/12	75	59
Freeport-McMoRan
Copper & Gold Inc.	8.250%	4/1/15	250	215
Freeport-McMoRan
Copper & Gold Inc.	8.375%	4/1/17	325	267
Inco Ltd.	7.750%	5/15/12	125	123
Inco Ltd.	5.700%	10/15/15	125	105
International Paper Co.	5.850%	10/30/12	49	42
International Paper Co.	5.300%	4/1/15	75	51
International Paper Co.	7.950%	6/15/18	500	387
Lubrizol Corp.	5.500%	10/1/14	250	226
Lubrizol Corp.	6.500%	10/1/34	100	78
Monsanto Co.	7.375%	8/15/12	100	113
Newmont Mining	5.875%	4/1/35	100	57
Noranda, Inc.	7.250%	7/15/12	50	39
Noranda, Inc.	5.500%	6/15/17	200	127
Nucor Corp.	5.750%	12/1/17	25	25
Nucor Corp.	5.850%	6/1/18	150	145
Nucor Corp.	6.400%	12/1/37	75	72
Placer Dome, Inc.	6.450%	10/15/35	75	59
Plum Creek Timber Co.	5.875%	11/15/15	100	82
Potash Corp. of Saskatchewan	7.750%	5/31/11	375	389
PPG Industries, Inc.	5.750%	3/15/13	100	99
PPG Industries, Inc.	6.650%	3/15/18	100	99
Praxair, Inc.	3.950%	6/1/13	200	195
Praxair, Inc.	5.250%	11/15/14	50	51
Praxair, Inc.	5.200%	3/15/17	25	24
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	150	120
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	107
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	53
Rohm & Haas Co.	7.850%	7/15/29	100	98
Southern Copper Corp.	7.500%	7/27/35	150	115
US Steel Corp.	6.050%	6/1/17	150	88
US Steel Corp.	7.000%	2/1/18	100	68
Vale Overseas Ltd.	6.250%	1/23/17	100	94
Vale Overseas Ltd.	8.250%	1/17/34	50	53
Vale Overseas Ltd.	6.875%	11/21/36	275	254
Weyerhaeuser Co.	6.750%	3/15/12	275	243
Weyerhaeuser Co.	7.375%	3/15/32	50	34

Capital Goods (0.9%)
3M Co.	5.125%	11/6/09	50	51
3M Co.	5.700%	3/15/37	125	137
Bemis Co. Inc.	4.875%	4/1/12	150	139
Boeing Capital Corp.	7.375%	9/27/10	350	372
Boeing Capital Corp.	5.800%	1/15/13	250	260
Boeing Co.	6.625%	2/15/38	150	160
Caterpillar Financial
Services Corp.	4.150%	1/15/10	50	50
Caterpillar Financial
Services Corp.	4.850%	12/7/12	350	346
Caterpillar Financial
Services Corp.	4.250%	2/8/13	250	241

Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	236
Caterpillar, Inc.	6.625%	7/15/28	75	75
Caterpillar, Inc.	6.050%	8/15/36	600	611
Caterpillar, Inc.	7.375%	3/1/97	175	180
Cooper Industries, Inc.	5.250%	11/15/12	100	100
Cooper Industries, Inc.	5.450%	4/1/15	75	73
CRH America Inc.	5.625%	9/30/11	50	42
CRH America Inc.	6.950%	3/15/12	300	251
CRH America Inc.	6.000%	9/30/16	225	142
CRH America Inc.	8.125%	7/15/18	400	291
Danaher Corp.	5.625%	1/15/18	75	77
Deere & Co.	6.950%	4/25/14	175	185
Deere & Co.	7.125%	3/3/31	100	104
Dover Corp.	5.450%	3/15/18	200	207
Dover Corp.	6.600%	3/15/38	75	87
Eaton Corp.	4.900%	5/15/13	100	96
Eaton Corp.	5.600%	5/15/18	50	48
Embraer Overseas Ltd.	6.375%	1/24/17	150	108
Emerson Electric Co.	7.125%	8/15/10	50	53
Emerson Electric Co.	4.625%	10/15/12	300	302
Emerson Electric Co.	5.250%	10/15/18	225	230
General Dynamics Corp.	4.250%	5/15/13	225	223
General Dynamics Corp.	5.250%	2/1/14	75	77
General Electric Co.	5.000%	2/1/13	850	863
General Electric Co.	5.250%	12/6/17	125	126
Harsco Corp.	5.750%	5/15/18	125	127
Honeywell International, Inc.	6.125%	11/1/11	100	106
Honeywell International, Inc.	5.625%	8/1/12	150	156
Honeywell International, Inc.	4.250%	3/1/13	50	50
Honeywell International, Inc.	5.300%	3/15/17	200	203
Ingersoll-Rand GL
Holding Company	6.000%	8/15/13	100	98
Ingersoll-Rand GL
Holding Company	6.875%	8/15/18	125	118
John Deere Capital Corp	4.950%	12/17/12	25	25
John Deere Capital Corp.	5.400%	10/17/11	150	151
John Deere Capital Corp.	7.000%	3/15/12	75	81
John Deere Capital Corp.	4.900%	9/9/13	275	273
John Deere Capital Corp.	5.750%	9/10/18	275	268
Joy Global, Inc.	6.000%	11/15/16	50	42
Lafarge SA	6.500%	7/15/16	200	135
Lafarge SA	7.125%	7/15/36	325	185
Lockheed Martin Corp.	4.121%	3/14/13	125	123
Lockheed Martin Corp.	6.150%	9/1/36	375	409
Martin Marietta Material	6.600%	4/15/18	150	111
Masco Corp.	5.875%	7/15/12	300	245
Masco Corp.	4.800%	6/15/15	125	82
Minnesota Mining &
Manufacturing Corp.	6.375%	2/15/28	100	115
Mohawk Industries Inc.	5.750%	1/15/11	225	208
Mohawk Industries Inc.	6.125%	1/15/16	275	206
Northrop Grumman Corp.	7.125%	2/15/11	250	263
Parker-Hannifin Corp.	5.500%	5/15/18	50	49

15

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Parker-Hannifin Corp.	6.250%	5/15/38	25	25
Raytheon Co.	5.500%	11/15/12	100	102
Raytheon Co.	7.200%	8/15/27	25	28
Republic Services, Inc.	6.086%	3/15/35	75	53
Rockwell Automation	5.650%	12/1/17	25	26
Rockwell Automation	6.700%	1/15/28	50	57
Rockwell Automation	6.250%	12/1/37	100	110
Roper Industries Inc.	6.625%	8/15/13	250	255
Textron Financial Corp.	5.125%	11/1/10	375	332
Textron Financial Corp.	5.400%	4/28/13	150	108
Textron, Inc.	6.500%	6/1/12	225	194
TRW, Inc.	7.750%	6/1/29	325	374
Tyco International Group SA	6.750%	2/15/11	125	120
Tyco International Group SA	6.375%	10/15/11	200	188
Tyco International Group SA	6.000%	11/15/13	50	44
Tyco International Group SA	7.000%	12/15/19	325	271
United Technologies Corp.	4.375%	5/1/10	50	50
United Technologies Corp.	6.350%	3/1/11	50	52
United Technologies Corp.	6.100%	5/15/12	200	211
United Technologies Corp.	4.875%	5/1/15	125	124
United Technologies Corp.	5.375%	12/15/17	50	51
United Technologies Corp.	6.700%	8/1/28	100	111
United Technologies Corp.	7.500%	9/15/29	125	151
United Technologies Corp.	5.400%	5/1/35	50	48
United Technologies Corp.	6.050%	6/1/36	325	345

Communication (2.0%)
America Movil SA de C.V.	5.500%	3/1/14	50	46
America Movil SA de C.V.	5.750%	1/15/15	100	92
America Movil SA de C.V.	6.375%	3/1/35	175	150
America Movil SA de C.V.	6.125%	11/15/37	150	122
AT&T Inc.	5.300%	11/15/10	50	51
AT&T Inc.	7.300%	11/15/11	150	160
AT&T Inc.	5.875%	2/1/12	315	323
AT&T Inc.	5.875%	8/15/12	135	139
AT&T Inc.	4.950%	1/15/13	225	227
AT&T Inc.	6.700%	11/15/13	175	187
AT&T Inc.	5.100%	9/15/14	450	449
AT&T Inc.	5.625%	6/15/16	400	401
AT&T Inc.	5.500%	2/1/18	75	75
AT&T Inc.	5.600%	5/15/18	425	438
AT&T Inc.	8.000%	11/15/31	875	1,134
AT&T Inc.	6.450%	6/15/34	75	83
AT&T Inc.	6.800%	5/15/36	150	175
AT&T Inc.	6.500%	9/1/37	275	307
AT&T Inc.	6.300%	1/15/38	400	439
AT&T Wireless	7.875%	3/1/11	550	579
AT&T Wireless	8.125%	5/1/12	475	509
AT&T Wireless	8.750%	3/1/31	125	153
BellSouth Capital Funding Corp.	7.875%	2/15/30	175	189
BellSouth Corp.	4.750%	11/15/12	125	123
BellSouth Corp.	5.200%	12/15/16	75	73
BellSouth Corp.	6.875%	10/15/31	125	129
BellSouth Corp.	6.550%	6/15/34	225	223
BellSouth Corp.	6.000%	11/15/34	60	53
BellSouth

Telecommunications Inc.	6.375%	6/1/28	70	69
British Telecommunications PLC	8.625%	12/15/10	25	26
British Telecommunications PLC	5.950%	1/15/18	300	257
British Telecommunications PLC	9.125%	12/15/30	350	374
CBS Corp.	7.700%	7/30/10	125	122
CBS Corp.	6.625%	5/15/11	125	110
CenturyTel, Inc.	5.000%	2/15/15	50	36
Cingular Wireless LLC	6.500%	12/15/11	100	102
Cingular Wireless LLC	7.125%	12/15/31	225	226
Comcast Cable
Communications Holdings Inc.	8.375%	3/15/13	300	312
Comcast Cable
Communications Holdings Inc.	9.455%	11/15/22	139	157
Comcast Cable
Communications, Inc.	6.750%	1/30/11	75	76
Comcast Cable
Communications, Inc.	8.875%	5/1/17	500	536
Comcast Corp.	5.850%	1/15/10	800	807
Comcast Corp.	5.500%	3/15/11	50	50
Comcast Corp.	5.900%	3/15/16	100	96
Comcast Corp.	6.300%	11/15/17	50	49
Comcast Corp.	5.875%	2/15/18	325	314
Comcast Corp.	6.500%	11/15/35	450	446
Comcast Corp.	6.450%	3/15/37	125	124
Comcast Corp.	6.950%	8/15/37	450	475
Cox Communications, Inc.	6.750%	3/15/11	250	239
Cox Communications, Inc.	5.450%	12/15/14	500	437
Cox Communications, Inc.	5.500%	10/1/15	125	111
Deutsche Telekom
International Finance	8.500%	6/15/10	525	546
Deutsche Telekom
International Finance	5.750%	3/23/16	400	381
Deutsche Telekom
International Finance	8.750%	6/15/30	425	523
Embarq Corp.	7.082%	6/1/16	350	269
Embarq Corp.	7.995%	6/1/36	50	32
France Telecom	7.750%	3/1/11	825	868
France Telecom	8.500%	3/1/31	425	514
Gannett Co., Inc.	6.375%	4/1/12	150	98
Grupo Televisa SA	6.625%	3/18/25	100	86
Koninklijke KPN NV	8.000%	10/1/10	75	75
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	112
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	127
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	107
News America Holdings, Inc.	9.250%	2/1/13	100	108
News America Holdings, Inc.	8.150%	10/17/36	175	190
News America Inc.	5.300%	12/15/14	250	228
News America Inc.	6.200%	12/15/34	400	353
News America Inc.	6.400%	12/15/35	290	281
Omnicom Group Inc.	5.900%	4/15/16	25	20
Pacific Bell	7.125%	3/15/26	50	52
Qwest Communications
International Inc.	7.875%	9/1/11	150	134
Qwest Communications
International Inc.	8.875%	3/15/12	125	115
Qwest Communications
International Inc.	7.500%	10/1/14	200	164
Qwest Communications
International Inc.	6.500%	6/1/17	100	74

R.R. Donnelley & Sons Co.	4.950%	5/15/10	75	70
R.R. Donnelley & Sons Co.	5.625%	1/15/12	50	45
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	20
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	35
Reed Elsevier Capital	4.625%	6/15/12	25	24
Rogers Communications Inc.	6.375%	3/1/14	300	289
Rogers Communications Inc.	6.800%	8/15/18	425	430
Tele-Communications, Inc.	7.875%	8/1/13	50	51
Telecom Italia Capital	4.875%	10/1/10	100	92
Telecom Italia Capital	6.200%	7/18/11	100	88
Telecom Italia Capital	5.250%	11/15/13	270	218
Telecom Italia Capital	4.950%	9/30/14	150	114
Telecom Italia Capital	5.250%	10/1/15	275	209
Telecom Italia Capital	6.375%	11/15/33	85	60
Telecom Italia Capital	6.000%	9/30/34	25	17
Telecom Italia Capital	7.200%	7/18/36	100	78
Telecom Italia Capital	7.721%	6/4/38	25	21
Telefonica Emisiones SAU	5.984%	6/20/11	200	199
Telefonica Emisiones SAU	6.421%	6/20/16	450	449
Telefonica Emisiones SAU	7.045%	6/20/36	425	474
Telefonica Europe BV	7.750%	9/15/10	125	127
Telefonica Europe BV	8.250%	9/15/30	200	232
Telefonos de Mexico SA	4.750%	1/27/10	325	326
Telefonos de Mexico SA	5.500%	1/27/15	200	181

16

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Telus Corp.	8.000%	6/1/11	125	124
	Thomson Corp.	5.700%	10/1/14	125	112
	Thomson Corp.	5.500%	8/15/35	200	149
	Time Warner Cable Inc.	5.400%	7/2/12	150	142
	Time Warner Cable Inc.	6.200%	7/1/13	150	144
	Time Warner Cable Inc.	5.850%	5/1/17	500	453
	Time Warner Cable Inc.	6.750%	7/1/18	850	817
	Time Warner Cable Inc.	6.550%	5/1/37	125	119
	Time Warner Entertainment	8.375%	3/15/23	175	176
	Time Warner Entertainment	8.375%	7/15/33	100	100
	US Cellular	6.700%	12/15/33	75	55
	US West Communications Group	7.500%	6/15/23	100	70
	US West Communications Group	6.875%	9/15/33	275	164
	Verizon Communications Corp.	5.250%	4/15/13	125	123
	Verizon Communications Corp.	5.550%	2/15/16	250	246
	Verizon Communications Corp.	5.500%	2/15/18	600	593
	Verizon Communications Corp.	8.750%	11/1/18	100	119
	Verizon Communications Corp.	6.400%	2/15/38	125	134
	Verizon Communications Corp.	6.900%	4/15/38	150	171
	Verizon Communications Corp.	8.950%	3/1/39	500	655
	Verizon Global Funding Corp.	7.250%	12/1/10	300	320
	Verizon Global Funding Corp.	6.875%	6/15/12	900	943
	Verizon Global Funding Corp.	4.375%	6/1/13	25	24
	Verizon Global Funding Corp.	7.750%	12/1/30	300	333
	Verizon Global Funding Corp.	5.850%	9/15/35	425	413
	Verizon New England, Inc.	6.500%	9/15/11	200	202
	Verizon New Jersey, Inc.	5.875%	1/17/12	100	98
	Verizon New York, Inc.	6.875%	4/1/12	75	75
	Verizon Virginia, Inc.	4.625%	3/15/13	100	91
4	Verizon Wireless Inc.	7.375%	11/15/13	150	158
4	Verizon Wireless Inc.	8.500%	11/15/18	125	144
	Vodafone AirTouch PLC	7.750%	2/15/10	50	51
	Vodafone AirTouch PLC	7.875%	2/15/30	50	55
	Vodafone Group PLC	5.350%	2/27/12	100	99
	Vodafone Group PLC	5.000%	12/16/13	75	72
	Vodafone Group PLC	5.375%	1/30/15	500	480
	Vodafone Group PLC	5.000%	9/15/15	50	47
	Vodafone Group PLC	5.750%	3/15/16	100	95
	Vodafone Group PLC	5.625%	2/27/17	250	240
	Vodafone Group PLC	6.150%	2/27/37	75	75
	WPP Finance USA Corp.	5.875%	6/15/14	75	67

	Consumer Cyclical (1.1%)
4	Best Buy Co.	6.750%	7/15/13	275	253
	Brinker International Inc.	5.750%	6/1/14	50	37
	Costco Wholesale Corp.	5.300%	3/15/12	25	26
	Costco Wholesale Corp.	5.500%	3/15/17	200	213
	CVS Caremark Corp.	5.750%	8/15/11	25	25
	CVS Caremark Corp.	4.875%	9/15/14	75	68
	CVS Caremark Corp.	6.250%	6/1/27	375	349
2	CVS Caremark Corp.	6.302%	6/1/37	125	54
	DaimlerChrysler North
	America Holding Corp.	4.875%	6/15/10	175	158
	DaimlerChrysler North
	America Holding Corp.	5.875%	3/15/11	300	258
	DaimlerChrysler North

America Holding Corp.	5.750%	9/8/11	150	127
DaimlerChrysler North
America Holding Corp.	7.300%	1/15/12	625	534
DaimlerChrysler North
America Holding Corp.	6.500%	11/15/13	300	240
DaimlerChrysler North
America Holding Corp.	8.500%	1/18/31	100	73
Darden Restaurants Inc.	5.625%	10/15/12	75	66
Darden Restaurants Inc.	6.200%	10/15/17	275	216
Darden Restaurants Inc.	6.800%	10/15/37	100	69
Federated Retail Holding	5.350%	3/15/12	75	56
Federated Retail Holding	5.900%	12/1/16	425	260
Federated Retail Holding	6.375%	3/15/37	75	43
Home Depot Inc.	4.625%	8/15/10	100	96
Home Depot Inc.	5.250%	12/16/13	250	231
Home Depot Inc.	5.400%	3/1/16	175	155
Home Depot Inc.	5.875%	12/16/36	225	177
ITT Corp.	7.375%	11/15/15	375	238
J.C. Penney Co., Inc.	8.000%	3/1/10	150	141
J.C. Penney Co., Inc.	7.950%	4/1/17	75	56
J.C. Penney Co., Inc.	6.375%	10/15/36	150	92
J.C. Penney Co., Inc.	7.400%	4/1/37	200	136
Johnson Controls, Inc.	5.250%	1/15/11	75	68
Johnson Controls, Inc.	6.000%	1/15/36	50	32
Kohl’s Corp.	6.250%	12/15/17	50	40
Kohl’s Corp.	6.000%	1/15/33	100	64
Lowe’s Cos., Inc.	5.600%	9/15/12	100	101
Lowe’s Cos., Inc.	5.000%	10/15/15	150	143
Lowe’s Cos., Inc.	5.400%	10/15/16	150	144
Lowe’s Cos., Inc.	6.100%	9/15/17	75	72
Lowe’s Cos., Inc.	6.875%	2/15/28	25	25
Lowe’s Cos., Inc.	6.500%	3/15/29	200	185
Lowe’s Cos., Inc.	5.800%	10/15/36	75	63
Macy’s Retail Holdings Inc.	5.750%	7/15/14	50	32
Macy’s Retail Holdings Inc.	6.650%	7/15/24	75	41
Macy’s Retail Holdings Inc.	6.790%	7/15/27	50	26
Macys Retail Holdings Inc.	6.625%	4/1/11	275	234
Macys Retail Holdings Inc.	6.900%	4/1/29	100	54
Marriott International	4.625%	6/15/12	100	76
Marriott International	5.625%	2/15/13	100	76
Marriott International	6.200%	6/15/16	25	17
Marriott International	6.375%	6/15/17	50	35
McDonald’s Corp.	5.300%	3/15/17	125	128
McDonald’s Corp.	5.800%	10/15/17	175	187
McDonald’s Corp.	5.350%	3/1/18	100	104
McDonald’s Corp.	6.300%	10/15/37	50	54
MDC Holdings Inc.	5.500%	5/15/13	75	58
Nordstrom, Inc.	6.250%	1/15/18	75	53
Nordstrom, Inc.	7.000%	1/15/38	50	30
Starwood Hotel Resorts	6.250%	2/15/13	100	69
Target Corp.	7.500%	8/15/10	75	78
Target Corp.	5.125%	1/15/13	325	323
Target Corp.	4.000%	6/15/13	175	166
Target Corp.	5.875%	7/15/16	100	98
Target Corp.	5.375%	5/1/17	200	189
Target Corp.	6.000%	1/15/18	400	390
Target Corp.	7.000%	7/15/31	25	23
Target Corp.	6.350%	11/1/32	150	127
Target Corp.	6.500%	10/15/37	150	132

Target Corp.	7.000%	1/15/38	125	117
The Walt Disney Co.	5.700%	7/15/11	325	343
The Walt Disney Co.	6.375%	3/1/12	100	106
The Walt Disney Co.	5.625%	9/15/16	375	388
The Walt Disney Co.	5.875%	12/15/17	175	184
Time Warner, Inc.	6.750%	4/15/11	375	368
Time Warner, Inc.	5.500%	11/15/11	250	233
Time Warner, Inc.	6.875%	5/1/12	50	49
Time Warner, Inc.	5.875%	11/15/16	75	68
Time Warner, Inc.	9.150%	2/1/23	195	216
Time Warner, Inc.	6.625%	5/15/29	175	154
Time Warner, Inc.	7.625%	4/15/31	300	296
Time Warner, Inc.	7.700%	5/1/32	225	223
Time Warner, Inc.	6.500%	11/15/36	175	156
Toll Brothers, Inc.	5.150%	5/15/15	100	72
Toyota Motor Credit Corp.	4.250%	3/15/10	450	453
Toyota Motor Credit Corp.	4.350%	12/15/10	75	76
Toyota Motor Credit Corp.	5.450%	5/18/11	225	233
VF Corp.	5.950%	11/1/17	75	67
VF Corp.	6.450%	11/1/37	50	41
Viacom Inc.	5.750%	4/30/11	75	68
Viacom Inc.	6.250%	4/30/16	50	42
Viacom Inc.	6.125%	10/5/17	75	61
Viacom Inc.	6.875%	4/30/36	250	201
Wal-Mart Stores, Inc.	4.125%	7/1/10	150	152

17

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores, Inc.	4.750%	8/15/10	75	78
Wal-Mart Stores, Inc.	4.125%	2/15/11	25	26
Wal-Mart Stores, Inc.	4.550%	5/1/13	525	547
Wal-Mart Stores, Inc.	7.250%	6/1/13	100	114
Wal-Mart Stores, Inc.	4.500%	7/1/15	225	228
Wal-Mart Stores, Inc.	5.375%	4/5/17	25	27
Wal-Mart Stores, Inc.	5.800%	2/15/18	250	274
Wal-Mart Stores, Inc.	5.875%	4/5/27	725	776
Wal-Mart Stores, Inc.	7.550%	2/15/30	175	215
Wal-Mart Stores, Inc.	5.250%	9/1/35	150	151
Wal-Mart Stores, Inc.	6.500%	8/15/37	375	449
Wal-Mart Stores, Inc.	6.200%	4/15/38	50	56
Walgreen Co.	4.875%	8/1/13	450	467
Western Union Co.	5.400%	11/17/11	125	119
Western Union Co.	5.930%	10/1/16	125	109
Western Union Co.	6.200%	11/17/36	75	59
Yum! Brands, Inc.	8.875%	4/15/11	125	126
Yum! Brands, Inc.	7.700%	7/1/12	100	99
Yum! Brands, Inc.	6.250%	4/15/16	50	43
Yum! Brands, Inc.	6.250%	3/15/18	50	43
Yum! Brands, Inc.	6.875%	11/15/37	225	181

Consumer Noncyclical (2.0%)
Abbott Laboratories	3.750%	3/15/11	100	102
Abbott Laboratories	5.150%	11/30/12	100	107
Abbott Laboratories	4.350%	3/15/14	225	229
Abbott Laboratories	5.875%	5/15/16	475	521
Abbott Laboratories	5.600%	11/30/17	100	108
Abbott Laboratories	6.150%	11/30/37	150	177
Allergan Inc.	5.750%	4/1/16	25	24
Altria Group, Inc.	8.500%	11/10/13	200	209
Altria Group, Inc.	9.700%	11/10/18	100	108
Altria Group, Inc.	9.950%	11/10/38	150	164
AmerisourceBergen Corp.	5.625%	9/15/12	100	93
AmerisourceBergen Corp.	5.875%	9/15/15	150	133
Amgen Inc.	4.850%	11/18/14	100	98
Amgen Inc.	5.850%	6/1/17	200	206
Amgen Inc.	6.375%	6/1/37	125	133
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	252
Anheuser-Busch Cos., Inc.	4.375%	1/15/13	125	115
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	75	68
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	139
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	41
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	75
Archer-Daniels-Midland Co.	7.000%	2/1/31	200	209
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	94
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	238
AstraZeneca PLC	5.400%	9/15/12	425	450
AstraZeneca PLC	5.400%	6/1/14	75	78
AstraZeneca PLC	5.900%	9/15/17	375	401
AstraZeneca PLC	6.450%	9/15/37	450	514
Baxter Finco, BV	4.750%	10/15/10	175	175
Baxter International, Inc.	6.250%	12/1/37	150	170
Biogen Idec Inc.	6.000%	3/1/13	225	228
Biogen Idec Inc.	6.875%	3/1/18	325	324
Bottling Group LLC	4.625%	11/15/12	200	202

Bottling Group LLC		5.000%	11/15/13	75	75
Bottling Group LLC		5.500%	4/1/16	250	250
Bristol-Myers Squibb Co.		5.450%	5/1/18	50	52
Bristol-Myers Squibb Co.		7.150%	6/15/23	200	237
Bristol-Myers Squibb Co.		6.800%	11/15/26	100	115
Bristol-Myers Squibb Co.		5.875%	11/15/36	100	107
Bristol-Myers Squibb Co.		6.125%	5/1/38	75	83
Bunge Ltd. Finance Corp.		5.100%	7/15/15	25	19
Campbell Soup Co.		6.750%	2/15/11	100	106
Cardinal Health, Inc.		4.000%	6/15/15	50	42
Cardinal Health, Inc.		5.850%	12/15/17	75	67
Cia. Brasil de Bebidas AmBev		10.500%	12/15/11	100	109
Cia. Brasil de Bebidas AmBev		8.750%	9/15/13	100	105
Clorox Co.		4.200%	1/15/10	175	173
	Clorox Co.	5.000%	1/15/15	50	47
	Coca-Cola Co.	5.350%	11/15/17	325	350
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	450	447
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	58
	Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	225
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	200	209
	Coca-Cola HBC Finance BV	5.125%	9/17/13	100	99
	ConAgra Foods, Inc.	7.875%	9/15/10	234	239
	Covidien International	5.450%	10/15/12	125	122
	Covidien International	6.000%	10/15/17	225	221
	Covidien International	6.550%	10/15/37	175	172
	Diageo Capital PLC	5.200%	1/30/13	50	50
	Diageo Capital PLC	5.750%	10/23/17	25	24
	Diageo Finance BV	5.300%	10/28/15	75	73
4	Dr. Pepper Snapple Group	6.120%	5/1/13	25	24
4	Dr. Pepper Snapple Group	6.820%	5/1/18	100	98
4	Dr. Pepper Snapple Group	7.450%	5/1/38	25	25
	Eli Lilly & Co.	6.000%	3/15/12	50	54
	Eli Lilly & Co.	5.200%	3/15/17	150	153
	Eli Lilly & Co.	5.500%	3/15/27	150	153
	Fortune Brands Inc.	5.125%	1/15/11	125	121
	Fortune Brands Inc.	5.375%	1/15/16	400	339
	Fortune Brands Inc.	5.875%	1/15/36	50	37
	Genentech Inc.	4.750%	7/15/15	50	49
	Genentech Inc.	5.250%	7/15/35	75	72
	General Mills, Inc.	6.000%	2/15/12	233	239
	General Mills, Inc.	5.650%	9/10/12	100	102
	General Mills, Inc.	5.250%	8/15/13	100	101
	General Mills, Inc.	5.700%	2/15/17	150	149
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	411
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	375
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	421
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	402
	Grand Metropolitan
	Investment Corp.	9.000%	8/15/11	400	432
	H.J. Heinz Co.	6.625%	7/15/11	250	257
	H.J. Heinz Co.	6.750%	3/15/32	225	202
	Hasbro Inc.	6.300%	9/15/17	175	163
	Hershey Foods Corp.	5.450%	9/1/16	50	50
	Hospira, Inc.	5.900%	6/15/14	75	65
	Johnson & Johnson	5.150%	8/15/12	175	191
	Johnson & Johnson	3.800%	5/15/13	75	79
	Johnson & Johnson	6.950%	9/1/29	25	32
	Johnson & Johnson	4.950%	5/15/33	150	155
	Johnson & Johnson	5.950%	8/15/37	200	244

Johnson & Johnson	5.850%	7/15/38	75	89
Kellogg Co.	6.600%	4/1/11	220	231
Kellogg Co.	5.125%	12/3/12	375	383
Kellogg Co.	4.250%	3/6/13	100	100
Kimberly-Clark Corp.	4.875%	8/15/15	200	196
Kimberly-Clark Corp.	6.125%	8/1/17	275	292
Kimberly-Clark Corp.	6.250%	7/15/18	50	54
Kraft Foods, Inc.	4.125%	11/12/09	425	432
Kraft Foods, Inc.	5.625%	11/1/11	50	51
Kraft Foods, Inc.	6.250%	6/1/12	100	103
Kraft Foods, Inc.	5.250%	10/1/13	25	24
Kraft Foods, Inc.	6.750%	2/19/14	75	78
Kraft Foods, Inc.	6.500%	8/11/17	475	471
Kraft Foods, Inc.	6.125%	8/23/18	75	75
Kraft Foods, Inc.	6.500%	11/1/31	200	194
Kraft Foods, Inc.	7.000%	8/11/37	450	454
Kraft Foods, Inc.	6.875%	1/26/39	75	77
Kroger Co.	6.800%	4/1/11	225	228
Kroger Co.	6.750%	4/15/12	350	359
Kroger Co.	6.200%	6/15/12	250	252
Kroger Co.	5.000%	4/15/13	200	195
Kroger Co.	6.150%	1/15/20	75	73
Kroger Co.	8.000%	9/15/29	125	140
Kroger Co.	7.500%	4/1/31	100	110
Kroger Co.	6.900%	4/15/38	75	79

18

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Laboratory Corp. of America	5.625%	12/15/15	75	64
McKesson Corp.	7.750%	2/1/12	100	102
McKesson Corp.	5.250%	3/1/13	175	163
Medco Health Solutions	7.125%	3/15/18	250	228
Medtronic Inc.	4.375%	9/15/10	75	75
Medtronic Inc.	4.750%	9/15/15	100	96
Merck & Co.	4.375%	2/15/13	100	109
Merck & Co.	4.750%	3/1/15	200	200
Merck & Co.	6.400%	3/1/28	50	55
Merck & Co.	5.950%	12/1/28	75	78
Merck & Co.	5.750%	11/15/36	150	155
Molson Coors Capital Finance	4.850%	9/22/10	50	49
Pepsi Bottling Group, Inc.	7.000%	3/1/29	275	298
PepsiAmericas Inc.	5.750%	7/31/12	100	99
PepsiAmericas Inc.	5.000%	5/15/17	100	90
Pepsico, Inc.	4.650%	2/15/13	175	184
Pepsico, Inc.	5.000%	6/1/18	150	154
Pfizer, Inc.	4.500%	2/15/14	250	262
Pharmacia Corp.	6.600%	12/1/28	75	84
Philip Morris International Inc	5.650%	5/16/18	325	323
Philip Morris International Inc.	4.875%	5/16/13	250	253
Philip Morris International Inc.	6.875%	3/17/14	150	157
Philip Morris International Inc.	6.375%	5/16/38	200	212
Philips Electronics NV	4.625%	3/11/13	100	95
Philips Electronics NV	5.750%	3/11/18	200	187
Philips Electronics NV	6.875%	3/11/38	175	167

Procter & Gamble Co.	4.950%	8/15/14	50	52
Procter & Gamble Co.	6.450%	1/15/26	75	86
Procter & Gamble Co.	5.550%	3/5/37	325	365
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	435	521
Quest Diagnostic, Inc.	5.450%	11/1/15	200	176
Quest Diagnostic, Inc.	6.950%	7/1/37	75	65
Reynolds American Inc.	6.500%	7/15/10	75	73
Reynolds American Inc.	7.250%	6/1/12	225	208
Reynolds American Inc.	7.250%	6/1/13	150	134
Reynolds American Inc.	6.750%	6/15/17	150	113
Reynolds American Inc.	7.250%	6/15/37	125	89
Safeway, Inc.	6.500%	3/1/11	200	201
Safeway, Inc.	6.250%	3/15/14	150	152
Safeway, Inc.	6.350%	8/15/17	100	101
Safeway, Inc.	7.250%	2/1/31	50	58
Schering-Plough Corp.	5.550%	12/1/13	100	100
Schering-Plough Corp.	6.000%	9/15/17	150	147
Schering-Plough Corp.	6.750%	12/1/33	175	182
Schering-Plough Corp.	6.550%	9/15/37	25	25
Sysco Corp.	4.200%	2/12/13	25	25
Sysco Corp.	5.250%	2/12/18	100	102
Sysco Corp.	5.375%	9/21/35	100	95
Teva Pharmaceutical
Finance LLC	6.150%	2/1/36	400	387
Unilever Capital Corp.	7.125%	11/1/10	350	375
Unilever Capital Corp.	5.900%	11/15/32	50	50
UST, Inc.	5.750%	3/1/18	75	62
Whirlpool Corp.	5.500%	3/1/13	325	259
Wyeth	5.500%	3/15/13	275	281
Wyeth	5.500%	2/1/14	50	51
Wyeth	5.500%	2/15/16	200	205
Wyeth	5.450%	4/1/17	50	51
Wyeth	6.450%	2/1/24	100	113
Wyeth	6.500%	2/1/34	100	111
Wyeth	6.000%	2/15/36	125	136
Wyeth	5.950%	4/1/37	525	571

Energy (1.0%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	112
Amerada Hess Corp.	6.650%	8/15/11	100	99
Amerada Hess Corp.	7.875%	10/1/29	350	340
Amerada Hess Corp.	7.125%	3/15/33	100	89
Anadarko Finance Co.	6.750%	5/1/11	25	25
Anadarko Petroleum Corp.	5.950%	9/15/16	350	307
Anadarko Petroleum Corp.	6.450%	9/15/36	450	355
Apache Corp.	6.000%	9/15/13	175	183
Apache Corp.	5.625%	1/15/17	100	100
Apache Corp.	6.900%	9/15/18	150	164
Apache Corp.	6.000%	1/15/37	150	144
Baker Hughes, Inc.	6.875%	1/15/29	100	102
BP Capital Markets PLC	5.250%	11/7/13	350	368
Burlington Resources, Inc.	6.680%	2/15/11	50	51
Burlington Resources, Inc.	6.500%	12/1/11	100	102
Burlington Resources, Inc.	7.400%	12/1/31	175	182
Cameron International Corp.	6.375%	7/15/18	100	87
Cameron International Corp.	7.000%	7/15/38	100	80
Canadian Natural Resources	5.450%	10/1/12	50	47
Canadian Natural Resources	5.150%	2/1/13	25	23
Canadian Natural Resources	4.900%	12/1/14	150	129

Canadian Natural Resources	6.000%	8/15/16	125	111
Canadian Natural Resources	5.700%	5/15/17	225	197
Canadian Natural Resources	7.200%	1/15/32	225	200
Canadian Natural Resources	6.450%	6/30/33	125	101
Canadian Natural Resources	6.500%	2/15/37	125	102
Canadian Natural Resources	6.250%	3/15/38	150	118
Canadian Natural Resources	6.750%	2/1/39	25	21
Conoco Funding Co.	6.350%	10/15/11	375	394
Conoco Funding Co.	7.250%	10/15/31	75	80
ConocoPhillips	8.750%	5/25/10	450	482
ConocoPhillips Canada	5.300%	4/15/12	150	151
ConocoPhillips Canada	5.625%	10/15/16	250	258
ConocoPhillips Canada	5.950%	10/15/36	150	146
Devon Energy Corp.	7.950%	4/15/32	300	334
Devon Financing Corp.	6.875%	9/30/11	200	202
Devon Financing Corp.	7.875%	9/30/31	50	55
Diamond Offshore Drilling	4.875%	7/1/15	25	23
Encana Corp.	4.750%	10/15/13	25	22
Encana Corp.	5.900%	12/1/17	225	188
Encana Corp.	6.500%	8/15/34	325	260
Encana Holdings Finance Corp.	5.800%	5/1/14	100	94
EOG Resources Inc.	5.875%	9/15/17	225	230
Halliburton Co.	5.500%	10/15/10	150	156
Husky Energy Inc.	6.150%	6/15/19	100	87
Husky Energy Inc.	6.800%	9/15/37	50	39
Kerr McGee Corp.	6.875%	9/15/11	175	173
Kerr McGee Corp.	6.950%	7/1/24	250	216
Kerr McGee Corp.	7.875%	9/15/31	50	46
Marathon Oil Corp.	6.125%	3/15/12	275	268
Marathon Oil Corp.	5.900%	3/15/18	75	62
Marathon Oil Corp.	6.600%	10/1/37	500	372
Nabors Industries Inc.	6.150%	2/15/18	300	262
Nexen, Inc.	5.050%	11/20/13	50	46
Nexen, Inc.	5.650%	5/15/17	100	84
Nexen, Inc.	7.875%	3/15/32	50	47
Nexen, Inc.	6.400%	5/15/37	300	235
Norsk Hydro	7.250%	9/23/27	400	443
Occidental Petroleum	6.750%	1/15/12	250	263
Ocean Energy, Inc.	7.250%	10/1/11	75	77
Petro-Canada	7.875%	6/15/26	25	23
Petro-Canada	7.000%	11/15/28	100	85
Petro-Canada	5.350%	7/15/33	150	100
Petro-Canada	5.950%	5/15/35	125	86
Petro-Canada	6.800%	5/15/38	125	94
Petro-Canada Financial
Partnership	6.050%	5/15/18	425	359
Questar Market Resources	6.050%	9/1/16	100	92
Shell International Finance BV	5.625%	6/27/11	225	237
Shell International Finance BV	6.375%	12/15/38	325	370
Suncor Energy, Inc.	6.100%	6/1/18	75	65
Suncor Energy, Inc.	5.950%	12/1/34	75	54
Suncor Energy, Inc.	6.500%	6/15/38	275	209
Sunoco, Inc.	4.875%	10/15/14	50	42
Sunoco, Inc.	5.750%	1/15/17	50	42
Talisman Energy, Inc.	5.125%	5/15/15	50	44

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Talisman Energy, Inc.	5.850%	2/1/37	150	104
	Tosco Corp.	8.125%	2/15/30	100	118
	Transocean Inc.	6.000%	3/15/18	75	68
	Transocean Inc.	7.500%	4/15/31	175	156
	Transocean Inc.	6.800%	3/15/38	150	132
	Valero Energy Corp.	6.875%	4/15/12	300	303
	Valero Energy Corp.	7.500%	4/15/32	225	179
	Valero Energy Corp.	6.625%	6/15/37	175	129
	Weatherford International Inc.	5.150%	3/15/13	25	22
	Weatherford International Inc.	6.350%	6/15/17	150	131
	Weatherford International Inc.	6.000%	3/15/18	50	42
	Weatherford International Inc.	6.500%	8/1/36	275	203
	Weatherford International Inc.	6.800%	6/15/37	25	19
	Weatherford International Inc.	7.000%	3/15/38	50	39
	XTO Energy, Inc.	5.900%	8/1/12	50	49
	XTO Energy, Inc.	6.250%	4/15/13	175	174
	XTO Energy, Inc.	5.750%	12/15/13	250	242
	XTO Energy, Inc.	5.000%	1/31/15	50	44
	XTO Energy, Inc.	6.250%	8/1/17	375	360
	XTO Energy, Inc.	6.500%	12/15/18	225	220
	XTO Energy, Inc.	6.750%	8/1/37	275	258

	Other Industrial (0.0%)
	Cintas Corp.	6.125%	12/1/17	75	70

	Technology (0.5%)
	Agilent Technologies Inc.	6.500%	11/1/17	225	155
	BMC Software Inc.	7.250%	6/1/18	50	47
	Cisco Systems Inc.	5.250%	2/22/11	700	728
	Cisco Systems Inc.	5.500%	2/22/16	200	211
4	Computer Sciences Corp.	6.500%	3/15/18	50	42
	Dell Inc.	4.700%	4/15/13	150	139
	Dell Inc.	5.650%	4/15/18	75	65
	Dell Inc.	6.500%	4/15/38	100	82
	Dun & Bradstreet Corp.	6.000%	4/1/13	150	142
	Electronic Data Systems	6.000%	8/1/13	75	78
	Equifax Inc.	6.300%	7/1/17	25	18
	Equifax Inc.	7.000%	7/1/37	50	32
	Fiserv, Inc.	6.125%	11/20/12	275	258
	Fiserv, Inc.	6.800%	11/20/17	150	129
	Harris Corp.	5.000%	10/1/15	125	106
	Hewlett-Packard Co.	6.500%	7/1/12	200	217
	Hewlett-Packard Co.	4.500%	3/1/13	100	102
	Hewlett-Packard Co.	5.500%	3/1/18	75	77
	IBM International Group Capital	5.050%	10/22/12	275	288
	International Business
	Machines Corp.	5.700%	9/14/17	850	902
	International Business
	Machines Corp.	6.220%	8/1/27	75	79
	International Business
	Machines Corp.	6.500%	1/15/28	75	82
	International Business
	Machines Corp.	5.875%	11/29/32	325	334
	International Business
	Machines Corp.	7.125%	12/1/96	250	288
	Intuit Inc.	5.400%	3/15/12	50	46

	Intuit Inc.	5.750%	3/15/17	75	54
	Lexmark International Inc.	5.900%	6/1/13	50	43
	Lexmark International Inc.	6.650%	6/1/18	150	110
	Motorola, Inc.	7.625%	11/15/10	19	17
	Motorola, Inc.	8.000%	11/1/11	25	21
	Motorola, Inc.	5.375%	11/15/12	50	37
	Motorola, Inc.	6.000%	11/15/17	50	31
	Motorola, Inc.	7.500%	5/15/25	50	27
	Motorola, Inc.	6.500%	9/1/25	50	26
	Motorola, Inc.	6.500%	11/15/28	50	26
	Motorola, Inc.	6.625%	11/15/37	50	24
	National Semiconductor	6.600%	6/15/17	200	145
	Oracle Corp.	5.000%	1/15/11	100	102
	Oracle Corp.	4.950%	4/15/13	150	155
	Oracle Corp.	5.250%	1/15/16	275	283
	Oracle Corp.	5.750%	4/15/18	300	311
	Oracle Corp.	6.500%	4/15/38	200	231
	Pitney Bowes, Inc.	4.625%	10/1/12	100	98
	Pitney Bowes, Inc.	3.875%	6/15/13	100	95
	Pitney Bowes, Inc.	4.875%	8/15/14	100	96
	Pitney Bowes, Inc.	4.750%	1/15/16	375	355
	Science Applications
	International Corp.	6.250%	7/1/12	25	26
	Science Applications
	International Corp.	5.500%	7/1/33	25	19
	Tyco Electronics Group	6.550%	10/1/17	125	105
	Xerox Capital Trust I	8.000%	2/1/27	75	50
	Xerox Corp.	7.125%	6/15/10	200	188
	Xerox Corp.	6.875%	8/15/11	50	44
	Xerox Corp.	7.625%	6/15/13	300	250
	Xerox Corp.	6.400%	3/15/16	100	74
	Xerox Corp.	6.750%	2/1/17	100	71

	Transportation (0.4%)
	Burlington Northern
	Santa Fe Corp.	6.750%	7/15/11	190	195
	Burlington Northern
	Santa Fe Corp.	5.900%	7/1/12	225	226
	Burlington Northern
	Santa Fe Corp.	5.650%	5/1/17	100	98
	Burlington Northern
	Santa Fe Corp.	6.200%	8/15/36	125	115
	Canadian National Railway Co.	6.375%	10/15/11	100	102
	Canadian National Railway Co.	5.800%	6/1/16	100	101
	Canadian National Railway Co.	6.800%	7/15/18	250	272
	Canadian National Railway Co.	6.200%	6/1/36	75	76
	Canadian Pacific Railway Co.	6.250%	10/15/11	175	170
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	104
	CNF, Inc.	6.700%	5/1/34	100	72
	Continental Airlines, Inc.	6.563%	2/15/12	200	160
2	Continental Airlines, Inc.	6.648%	9/15/17	189	144
	CSX Corp.	6.300%	3/15/12	150	148
	CSX Corp.	6.250%	4/1/15	50	49
	CSX Corp.	5.600%	5/1/17	175	157
	CSX Corp.	6.000%	10/1/36	50	41
	CSX Corp.	7.450%	4/1/38	50	49
	Delta Air Lines Enhanced
	Equipment Trust Certificates	6.417%	7/2/12	100	72
2	Delta Air Lines Enhanced

	Equipment Trust Certificates	6.718%	1/2/23	92	59
	Delta Air Lines, Inc.	7.111%	9/18/11	100	77
2	Delta Air Lines, Inc.	6.821%	8/10/22	117	70
	Norfolk Southern Corp.	6.750%	2/15/11	75	76
	Norfolk Southern Corp.	7.700%	5/15/17	450	487
	Norfolk Southern Corp.	5.750%	4/1/18	75	73
	Norfolk Southern Corp.	7.800%	5/15/27	200	221
	Norfolk Southern Corp.	7.900%	5/15/97	50	56
	Ryder System Inc.	5.950%	5/2/11	75	67
	Ryder System Inc.	5.850%	3/1/14	75	58
	Ryder System Inc.	7.200%	9/1/15	100	75
	Ryder System Inc.	5.850%	11/1/16	25	21
	Southwest Airlines Co.	6.500%	3/1/12	250	236
	Southwest Airlines Co.	5.750%	12/15/16	75	51
2	Southwest Airlines Co.	6.150%	8/1/22	48	38
	Union Pacific Corp.	6.125%	1/15/12	25	25
	Union Pacific Corp.	6.500%	4/15/12	150	154
	Union Pacific Corp.	5.450%	1/31/13	225	219
	Union Pacific Corp.	5.750%	11/15/17	275	263
	Union Pacific Corp.	5.700%	8/15/18	75	73
	Union Pacific Corp.	7.125%	2/1/28	150	152
	United Parcel Service of America	4.500%	1/15/13	50	52
	United Parcel Service of America	5.500%	1/15/18	75	80
	United Parcel Service of America	6.200%	1/15/38	100	110
					127,605

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Utilities (1.7%)
	Electric (1.3%)
	AEP Texas Central Co.	6.650%	2/15/33	200	183
	Alabama Power Co.	5.500%	10/15/17	225	222
	American Electric Power Co., Inc.	5.375%	3/15/10	150	150
	American Water Capital Corp.	6.085%	10/15/17	200	175
	American Water Capital Corp.	6.593%	10/15/37	150	115
	Arizona Public Service Co.	5.800%	6/30/14	75	62
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	91
	Carolina Power & Light Co.	5.125%	9/15/13	325	332
	CenterPoint Energy Houston	5.700%	3/15/13	300	279
	CenterPoint Energy Houston	6.950%	3/15/33	50	46
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	74
	Commonwealth Edison Co.	6.150%	3/15/12	75	74
	Commonwealth Edison Co.	5.950%	8/15/16	175	165
	Commonwealth Edison Co.	6.150%	9/15/17	325	306
	Commonwealth Edison Co.	5.800%	3/15/18	75	67
	Commonwealth Edison Co.	6.450%	1/15/38	175	160
	Connecticut Light & Power Co.	6.350%	6/1/36	175	179
	Consolidated Edison Co.
	of New York	4.875%	2/1/13	75	73
	Consolidated Edison Co.
	of New York	5.500%	9/15/16	100	98
	Consolidated Edison Co.
	of New York	5.300%	3/1/35	100	86
	Consolidated Edison Co.
	of New York	6.200%	6/15/36	75	73
	Consolidated Edison Co.
	of New York	6.300%	8/15/37	275	271
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	45
	Constellation Energy Group, Inc.	4.550%	6/15/15	475	361
	Constellation Energy Group, Inc.	7.600%	4/1/32	25	21
	Consumers Energy Co.	5.375%	4/15/13	225	221
	Consumers Energy Co.	5.500%	8/15/16	100	95
	Detroit Edison Co.	6.125%	10/1/10	75	76
	Dominion Resources, Inc.	5.150%	7/15/15	600	567
	Dominion Resources, Inc.	6.000%	11/30/17	250	240
	Dominion Resources, Inc.	6.300%	3/15/33	100	85
	Dominion Resources, Inc.	5.950%	6/15/35	225	199
2	Dominion Resources, Inc.	6.300%	9/30/66	75	35
	DTE Energy Co.	7.050%	6/1/11	100	99
	Duke Energy Carolinas LLC	6.100%	6/1/37	125	125
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	25
	Duke Energy Corp.	6.250%	1/15/12	300	311
	Duke Energy Corp.	6.000%	12/1/28	100	102
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	240
	El Paso Electric Co.	6.000%	5/15/35	50	34
	Empresa Nacional Electric	8.350%	8/1/13	100	108
	Energy East Corp.	6.750%	6/15/12	150	150
	Energy East Corp.	6.750%	7/15/36	75	63
4	Entergy Gulf States, Inc.	6.000%	5/1/18	200	173
	Entergy Louisiana LLC	6.500%	9/1/18	50	46
	Exelon Corp.	4.900%	6/15/15	200	172
	FirstEnergy Corp.	6.450%	11/15/11	175	171
	FirstEnergy Corp.	7.375%	11/15/31	200	190
	Florida Power & Light Co.	5.550%	11/1/17	25	26

	Florida Power & Light Co.	5.625%	4/1/34	25	26
	Florida Power & Light Co.	5.400%	9/1/35	75	75
	Florida Power & Light Co.	6.200%	6/1/36	50	56
	Florida Power & Light Co.	5.650%	2/1/37	100	104
	Florida Power & Light Co.	5.850%	5/1/37	25	27
	Florida Power & Light Co.	5.950%	2/1/38	75	81
	Florida Power Corp.	5.650%	6/15/18	75	77
	Florida Power Corp.	6.350%	9/15/37	125	138
	Florida Power Corp.	6.400%	6/15/38	100	114
	FPL Group Capital, Inc.	5.625%	9/1/11	50	52
	FPL Group Capital, Inc.	5.350%	6/15/13	125	126
2	FPL Group Capital, Inc.	6.350%	10/1/66	75	37
2	FPL Group Capital, Inc.	6.650%	6/15/67	75	38
	Illinois Power	6.125%	11/15/17	25	22
	Illinois Power	6.250%	4/1/18	125	109
	Indiana Michigan Power Co.	6.050%	3/15/37	200	163
2	Integrys Energy Group	6.110%	12/1/66	150	74
	Jersey Central Power & Light	5.625%	5/1/16	125	115
	Jersey Central Power & Light	5.650%	6/1/17	475	438
	Kansas City Power & Light	6.050%	11/15/35	50	40
	MidAmerican Energy Co.	5.650%	7/15/12	200	200
	MidAmerican Energy Co.	5.125%	1/15/13	150	147
	MidAmerican Energy Co.	5.950%	7/15/17	75	78
	MidAmerican Energy Co.	5.300%	3/15/18	50	49
	MidAmerican Energy Co.	6.750%	12/30/31	125	126
	MidAmerican Energy Co.	5.750%	11/1/35	250	221
	MidAmerican Energy
	Holdings Co.	5.750%	4/1/18	125	124
	MidAmerican Energy
	Holdings Co.	6.125%	4/1/36	550	509
	MidAmerican Energy
	Holdings Co.	5.950%	5/15/37	125	114
	MidAmerican Energy
	Holdings Co.	6.500%	9/15/37	50	48
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	100	95
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	160
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	250	230
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	200	183
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	170
	NiSource Finance Corp.	7.875%	11/15/10	100	92
	NiSource Finance Corp.	5.250%	9/15/17	150	102
	Northern States Power Co.	5.250%	3/1/18	150	151
	Northern States Power Co.	6.250%	6/1/36	50	54
	Northern States Power Co.	6.200%	7/1/37	50	54
	NStar Electric Co.	4.875%	4/15/14	50	48
	NStar Electric Co.	5.625%	11/15/17	150	142
	Ohio Edison	6.400%	7/15/16	175	152
	Ohio Power Co.	5.750%	9/1/13	200	197
	Ohio Power Co.	6.000%	6/1/16	75	74
	Oncor Electric Delivery Co.	6.375%	5/1/12	250	248
	Oncor Electric Delivery Co.	6.375%	1/15/15	125	118
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	114
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	49
	Pacific Gas & Electric Co.	4.800%	3/1/14	375	365

Pacific Gas & Electric Co.	5.625%	11/30/17	150	154
Pacific Gas & Electric Co.	8.250%	10/15/18	200	237
Pacific Gas & Electric Co.	6.050%	3/1/34	300	311
PacifiCorp	7.700%	11/15/31	100	120
PacifiCorp	5.250%	6/15/35	100	90
PECO Energy Co.	5.350%	3/1/18	50	48
Pennsylvania Electric Co.	6.050%	9/1/17	75	67
Pepco Holdings, Inc.	6.450%	8/15/12	225	211
Pepco Holdings, Inc.	7.450%	8/15/32	50	41
Potomac Electric Power	6.500%	11/15/37	100	98
PPL Energy Supply LLC	6.400%	11/1/11	50	48
PPL Energy Supply LLC	6.300%	7/15/13	75	70
PPL Energy Supply LLC	6.200%	5/15/16	50	40
PPL Energy Supply LLC	6.500%	5/1/18	50	41
PPL Energy Supply LLC	6.000%	12/15/36	150	105
Progress Energy, Inc.	7.100%	3/1/11	305	306
Progress Energy, Inc.	6.850%	4/15/12	25	25
Progress Energy, Inc.	7.000%	10/30/31	325	302
PSE&G Power LLC	6.950%	6/1/12	450	443
PSE&G Power LLC	5.000%	4/1/14	75	66
PSE&G Power LLC	5.500%	12/1/15	75	65
PSE&G Power LLC	8.625%	4/15/31	100	105
PSI Energy Inc.	5.000%	9/15/13	125	119
Public Service Co. of Colorado	7.875%	10/1/12	125	133
Public Service Co. of Colorado	6.250%	9/1/37	25	26

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	181
	Public Service Electric & Gas	5.800%	5/1/37	75	70
	Puget Sound Energy Inc.	5.483%	6/1/35	25	20
	Puget Sound Energy Inc.	6.274%	3/15/37	125	111
	SCANA Corp.	6.875%	5/15/11	225	231
	Sierra Pacific Power Co.	6.000%	5/15/16	75	71
	Sierra Pacific Power Co.	6.750%	7/1/37	150	137
	South Carolina Electric & Gas Co.	6.500%	11/1/18	100	110
	Southern California Edison Co.	5.000%	1/15/14	200	204
	Southern California Edison Co.	4.650%	4/1/15	100	98
	Southern California Edison Co.	5.000%	1/15/16	25	25
	Southern California Edison Co.	6.650%	4/1/29	75	79
	Southern California Edison Co.	5.750%	4/1/35	75	81
	Southern California Edison Co.	5.350%	7/15/35	100	102
	Southern California Edison Co.	5.950%	2/1/38	125	139
	Southern Power Co.	6.250%	7/15/12	100	101
	Southern Power Co.	4.875%	7/15/15	200	176
	Southwestern Electric Power	6.450%	1/15/19	100	98
	Tampa Electric Co.	6.550%	5/15/36	100	88
	Toledo Edison Co.	6.150%	5/15/37	100	80
	TransAlta Corp.	6.650%	5/15/18	50	45
	Union Electric Co.	5.400%	2/1/16	100	87
	Virginia Electric & Power Co.	6.000%	1/15/36	125	119
	Virginia Electric & Power Co.	6.000%	5/15/37	100	98
	Virginia Electric & Power Co.	6.350%	11/30/37	50	50
	Virginia Electric & Power Co.	8.875%	11/15/38	25	32
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	289
2	Wisconsin Energy Corp.	6.250%	5/15/67	425	211
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	96
	Xcel Energy, Inc.	5.613%	4/1/17	78	70
	Xcel Energy, Inc.	6.500%	7/1/36	100	92

	Natural Gas (0.4%)
	AGL Capital Corp.	7.125%	1/14/11	50	50
	Atmos Energy Corp.	4.950%	10/15/14	50	44
	Boardwalk Pipelines LLC	5.500%	2/1/17	100	80
	CenterPoint Energy Resources	6.150%	5/1/16	75	65
	Consolidated Natural Gas	5.000%	12/1/14	300	278
	Duke Capital Corp.	5.500%	3/1/14	125	111
	Duke Capital Corp.	6.750%	2/15/32	50	38
	El Paso Natural Gas Co.	5.950%	4/15/17	75	61
	Enbridge Energy Partners	6.500%	4/15/18	75	62
	Enbridge Energy Partners	9.875%	3/1/19	125	126
	Enbridge Energy Partners	7.500%	4/15/38	150	122
	Energy Transfer Partners LP	5.650%	8/1/12	100	91
	Energy Transfer Partners LP	5.950%	2/1/15	75	65
	Energy Transfer Partners LP	6.125%	2/15/17	50	42
	Energy Transfer Partners LP	6.625%	10/15/36	150	105
6	Enron Corp.	9.125%	4/1/03	500	3
6	Enron Corp.	7.125%	5/15/07	150	1
6	Enron Corp.	6.875%	10/15/07	500	3
	Enterprise Products
	Operating LP	4.950%	6/1/10	100	97
	Enterprise Products
	Operating LP	5.650%	4/1/13	250	224
	Enterprise Products

	Operating LP	5.600%	10/15/14	100	85
	Enterprise Products
	Operating LP	6.300%	9/15/17	150	129
	Enterprise Products
	Operating LP	6.500%	1/31/19	50	42
	Enterprise Products
	Operating LP	6.875%	3/1/33	50	39
	Equitable Resources Inc.	6.500%	4/1/18	350	317
6	HNG Internorth	9.625%	3/15/06	500	3
	KeySpan Corp.	8.000%	11/15/30	75	74
	Kinder Morgan Energy
	Partners LP	7.125%	3/15/12	50	46
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	125	115
	Kinder Morgan Energy
	Partners LP	5.000%	12/15/13	50	45
	Kinder Morgan Energy
	Partners LP	5.950%	2/15/18	50	43
	Kinder Morgan Energy
	Partners LP	7.300%	8/15/33	250	209
	Kinder Morgan Energy
	Partners LP	5.800%	3/15/35	50	34
	Kinder Morgan Energy
	Partners LP	6.950%	1/15/38	75	61
	Magellan Midstream
	Partners, LP	5.650%	10/15/16	75	67
	National Grid PLC	6.300%	8/1/16	325	280
	NuStar Energy LP	7.650%	4/15/18	125	112
	ONEOK Inc.	5.200%	6/15/15	75	62
	ONEOK Inc.	6.000%	6/15/35	75	54
	ONEOK Partners, LP	5.900%	4/1/12	100	94
	ONEOK Partners, LP	6.150%	10/1/16	150	129
	ONEOK Partners, LP	6.650%	10/1/36	325	258
	ONEOK Partners, LP	6.850%	10/15/37	150	116
	Panhandle Eastern Pipeline	6.200%	11/1/17	250	199
	Plains All American Pipeline LP	6.500%	5/1/18	25	20
	San Diego Gas & Electric	5.350%	5/15/35	25	23
	Sempra Energy	7.950%	3/1/10	100	101
4	Southern Natural Gas	5.900%	4/1/17	300	230
	Spectra Energy Corp.	6.200%	4/15/18	50	44
	Teppco Partners, LP	5.900%	4/15/13	50	45
	Teppco Partners, LP	6.650%	4/15/18	50	43
	Teppco Partners, LP	7.550%	4/15/38	75	57
	Texas Gas Transmission	4.600%	6/1/15	100	84
	Trans-Canada Pipelines	6.500%	8/15/18	150	146
	Trans-Canada Pipelines	5.600%	3/31/34	150	119
	Trans-Canada Pipelines	5.850%	3/15/36	300	248
	Trans-Canada Pipelines	6.200%	10/15/37	25	22
2	Trans-Canada Pipelines	6.350%	5/15/67	275	126
	Williams Cos., Inc.	7.125%	9/1/11	125	114
	Williams Cos., Inc.	7.625%	7/15/19	250	197
	Williams Cos., Inc.	7.500%	1/15/31	250	170
	Williams Cos., Inc.	7.750%	6/15/31	75	52
					26,371
Total Corporate Bonds (Cost $377,631)					338,185
Sovereign Bonds (U.S. Dollar-Denominated) (2.8%)
	Asian Development Bank	4.500%	9/4/12	125	134
	Asian Development Bank	3.625%	9/5/13	350	367
	Asian Development Bank	5.593%	7/16/18	275	332

China Development Bank	4.750%	10/8/14	100	102
China Development Bank	5.000%	10/15/15	100	99
Corp. Andina de Fomento	5.200%	5/21/13	125	112
Corp. Andina de Fomento	5.750%	1/12/17	175	146
Development Bank of Japan	4.250%	6/9/15	50	52
Eksportfinans	5.500%	5/25/16	350	378
Eksportfinans	5.500%	6/26/17	125	136
European Investment Bank	5.000%	2/8/10	25	26
European Investment Bank	4.000%	3/3/10	675	691
European Investment Bank	4.625%	9/15/10	50	52
European Investment Bank	3.250%	2/15/11	825	845
European Investment Bank	2.625%	5/16/11	100	101
European Investment Bank	5.250%	6/15/11	650	696
European Investment Bank	3.125%	7/15/11	375	383
European Investment Bank	2.625%	11/15/11	200	203
European Investment Bank	4.625%	3/21/12	250	268
European Investment Bank	2.875%	3/15/13	225	227
European Investment Bank	3.250%	5/15/13	300	309
European Investment Bank	4.250%	7/15/13	1,175	1,256
European Investment Bank	4.625%	5/15/14	175	189
European Investment Bank	4.875%	2/16/16	425	471
European Investment Bank	5.125%	9/13/16	450	509
European Investment Bank	4.875%	1/17/17	150	171
European Investment Bank	5.125%	5/30/17	675	787

22

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Export Development Canada	2.625%	11/15/11	150	154
	Export-Import Bank of Korea	4.625%	3/16/10	100	95
	Export-Import Bank of Korea	5.500%	10/17/12	325	302
	Federation of Malaysia	7.500%	7/15/11	75	80
	Federative Republic of Brazil	9.250%	10/22/10	100	109
	Federative Republic of Brazil	11.000%	1/11/12	100	119
	Federative Republic of Brazil	7.875%	3/7/15	175	198
	Federative Republic of Brazil	6.000%	1/17/17	400	411
2	Federative Republic of Brazil	8.000%	1/15/18	600	670
	Federative Republic of Brazil	8.875%	4/15/24	125	154
	Federative Republic of Brazil	8.750%	2/4/25	300	366
	Federative Republic of Brazil	10.125%	5/15/27	325	447
	Federative Republic of Brazil	8.250%	1/20/34	400	487
	Federative Republic of Brazil	7.125%	1/20/37	225	252
	Federative Republic of Brazil	11.000%	8/17/40	700	910
	Inter-American
	Development Bank	8.500%	3/15/11	130	147
	Inter-American
	Development Bank	4.250%	9/10/18	1,050	1,157
	Inter-American
	Development Bank	7.000%	6/15/25	100	139
	International Bank for
	Reconstruction &
	Development	3.125%	11/15/11	200	207
	Japan Bank International	4.750%	5/25/11	175	185
	Japan Bank International	4.250%	6/18/13	625	646
	Japan Finance Corp.	5.875%	3/14/11	100	107

	Japan Finance Corp.	4.625%	4/21/15	100	104
	Japan Finance Corp.	5.000%	5/16/17	100	107
	KFW International Finance Inc.	3.250%	10/14/11	375	386
	Korea Development Bank	4.625%	9/16/10	100	94
	Korea Development Bank	5.300%	1/17/13	125	115
	Korea Development Bank	5.750%	9/10/13	250	213
	Korea Electric Power	7.750%	4/1/13	175	171
	Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	275	286
	Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	1,350	1,395
	Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	150	154
	Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	50	54
	Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	1,675	1,722
	Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	200	207
	Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	1,225	1,297
	Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	675	766
	Landeskreditbank Baden-
	Wuerttemberg–Foerderbank	4.250%	9/15/10	75	78
	Landwirtschaftliche Rentenbank	5.250%	7/2/12	150	164
	Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	154
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	110
	Mass Transit Railway Corp.	7.500%	11/8/10	100	108
	Nordic Investment Bank	3.875%	6/15/10	250	258
	Oesterreichische Kontrollbank	3.125%	10/14/11	150	156
	Oesterreichische Kontrollbank	5.000%	4/25/17	600	682
4	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	528
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	125	106
4	Pemex Project Funding
	Master Trust	6.625%	6/15/35	350	296
4	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	126
	People’s Republic of China	4.750%	10/29/13	50	52
	Petrobras International Finance	6.125%	10/6/16	350	339
	Petrobras International Finance	5.875%	3/1/18	25	22
	Petrobras International Finance	8.375%	12/10/18	100	103
	Province of Manitoba	7.500%	2/22/10	300	318
	Province of Nova Scotia	5.750%	2/27/12	50	54
	Province of Ontario	3.125%	9/8/10	475	480
	Province of Ontario	2.750%	2/22/11	75	75
	Province of Ontario	3.375%	5/20/11	50	51
	Province of Ontario	5.000%	10/18/11	625	655
	Province of Ontario	3.500%	7/15/13	200	202
	Province of Ontario	4.750%	1/19/16	100	108
	Province of Ontario	5.450%	4/27/16	500	561
	Province of Quebec	6.125%	1/22/11	75	80
	Province of Quebec	5.125%	11/14/16	325	349
	Province of Quebec	4.625%	5/14/18	600	628
	Province of Quebec	7.500%	9/15/29	325	457
	Quebec Hydro Electric	6.300%	5/11/11	75	80
	Quebec Hydro Electric	8.000%	2/1/13	500	591
	Quebec Hydro Electric	8.400%	1/15/22	275	407
	Quebec Hydro Electric	8.050%	7/7/24	200	285
	Republic of Chile	7.125%	1/11/12	150	169
	Republic of Chile	5.500%	1/15/13	175	191
	Republic of Hungary	4.750%	2/3/15	250	221
	Republic of Italy	6.000%	2/22/11	650	694
	Republic of Italy	3.500%	7/15/11	475	490
	Republic of Italy	5.625%	6/15/12	775	845

	Republic of Italy	4.750%	1/25/16	500	528
	Republic of Italy	5.250%	9/20/16	600	657
	Republic of Italy	5.375%	6/15/33	175	201
	Republic of Korea	4.250%	6/1/13	350	327
	Republic of Korea	5.625%	11/3/25	100	86
	Republic of Peru	9.875%	2/6/15	150	172
	Republic of Peru	7.350%	7/21/25	150	148
2	Republic of Peru	6.550%	3/14/37	200	178
	Republic of Poland	6.250%	7/3/12	250	259
	Republic of Poland	5.250%	1/15/14	200	197
	Republic of South Africa	7.375%	4/25/12	500	494
	State of Israel	4.625%	6/15/13	75	79
	State of Israel	5.500%	11/9/16	175	187
	Swedish Export Credit Corp.	4.000%	6/15/10	150	154
	Swedish Export Credit Corp.	4.500%	9/27/10	75	78
	Swedish Export Credit Corp.	5.125%	3/1/17	350	387
	United Mexican States	8.375%	1/14/11	1,500	1,620
	United Mexican States	6.375%	1/16/13	74	77
	United Mexican States	5.875%	1/15/14	250	256
	United Mexican States	6.625%	3/3/15	10	11
	United Mexican States	11.375%	9/15/16	100	135
	United Mexican States	5.625%	1/15/17	350	351
	United Mexican States	8.300%	8/15/31	250	302
	United Mexican States	6.750%	9/27/34	908	949
	United Mexican States	6.050%	1/11/40	100	97
Total Sovereign Bonds (Cost $41,456)					42,658
Taxable Municipal Bonds (0.2%)
	Chicago IL Transit Auth. Rev.	6.899%	12/1/40	125	123
	Connecticut GO	5.850%	3/15/32	200	192
	Illinois (Taxable Pension) GO	4.950%	6/1/23	550	510
	Illinois (Taxable Pension) GO	5.100%	6/1/33	1,100	964
	Kansas Dev. Finance Auth.
	Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	175	161
	New Jersey Econ. Dev. Auth.
	State Pension Rev.	7.425%	2/15/29	225	228
	New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
	New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	67
	Oregon (Taxable Pension) GO	5.762%	6/1/23	50	49
	Oregon (Taxable Pension) GO	5.892%	6/1/27	75	72
	Oregon School Board Assn.	4.759%	6/30/28	75	63
	Oregon School Board Assn.	5.528%	6/30/28	50	47
	Tobacco Settlement
	Finance Auth. Rev.	7.467%	6/1/47	125	78
	Wisconsin Public Service Rev.	4.800%	5/1/13	75	75
	Wisconsin Public Service Rev.	5.700%	5/1/26	75	68
Total Taxable Municipal Bonds (Cost $2,934)					2,702

Vanguard Total Bond Market Index Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investments (1.8%)
7 Vanguard Market Liquidity Fund
(Cost $26,841)	1.378%	26,841,019	26,841
Total Investments (100.6%) (Cost $1,490,012)			1,510,054
Other Assets and Liabilities (–0.6%)
Other Assets			16,664
Liabilities			(25,894)
			(9,230)
Net Assets (100%)
Applicable to 129,192,593 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,500,824
Net Asset Value Per Share			$11.62

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,418,375
Undistributed Net Investment Income	63,936
Accumulated Net Realized Losses	(1,529)
Unrealized Appreciation (Depreciation)	20,042
Net Assets	1,500,824

• See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $7,074,000, representing 0.5% of net assets.

5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Interest[1]	69,789
Total Income	69,789
Expenses
The Vanguard Group—Note B
Investment Advisory Services	131
Management and Administrative	1,617
Marketing and Distribution	334
Custodian Fees	95
Auditing Fees	27
Shareholders’ Reports	44
Trustees’ Fees and Expenses	2
Total Expenses	2,250
Net Investment Income	67,539
Realized Net Gain (Loss)
Investment Securities Sold	2,545
Swap Contracts	(1,387)
Realized Net Gain (Loss)	1,158
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	2,933
Swap Contracts	(280)
Change in Unrealized Appreciation
(Depreciation)	2,653
Net Increase (Decrease) in Net Assets
Resulting from Operations	71,350

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,539	57,748
Realized Net Gain (Loss)	1,158	949
Change in Unrealized Appreciation (Depreciation)	2,653	20,055
Net Increase (Decrease) in Net Assets Resulting from Operations	71,350	78,752
Distributions
Net Investment Income	(58,358)	(42,109)
Realized Capital Gain	—	—
Total Distributions	(58,358)	(42,109)
Capital Share Transactions
Issued	339,946	315,722

Issued in Lieu of Cash Distributions	58,358	42,109
Redeemed	(210,818)	(115,495)
Net Increase (Decrease) from Capital Share Transactions	187,486	242,336
Total Increase (Decrease)	200,478	278,979
Net Assets
Beginning of Period	1,300,346	1,021,367
End of Period[2]	1,500,824	1,300,346

1 Interest income from an affiliated company of the fund was $451,000.

2 Net Assets—End of Period includes undistributed net investment income of $63,936,000 and $56,006,000. See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.54	$11.23	$11.21	$11.48	$11.63
Investment Operations
Net Investment Income	.543[1]	.560[1]	.540[1]	.500[1]	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.037	.190	(.070)	(.240)	(.010)
Total from Investment Operations	.580	.750	.470	.260	.480
Distributions
Dividends from Net Investment Income	(.500)	(.440)	(.450)	(.450)	(.610)
Distributions from Realized Capital Gains	—	—	—	(.080)	(.020)
Total Distributions	(.500)	(.440)	(.450)	(.530)	(.630)
Net Asset Value, End of Period	$11.62	$11.54	$11.23	$11.21	$11.48

Total Return	5.23%	6.89%	4.40%	2.40%	4.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,501	$1,300	$1,021	$774	$635
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.80%	5.04%	4.92%	4.49%	4.38%
Portfolio Turnover Rate	57%	56%	64%	64%	73%

1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a

Vanguard Total Bond Market Index Portfolio notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

3. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2008, the portfolio had contributed capital of $385,000 to Vanguard (included in Other Assets), representing 0.03% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $1,251,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2008, the portfolio had $65,786,000 of ordinary income available for distribution. The portfolio had available realized losses of $1,470,000 to offset future net capital gains through December 31, 2014.

Vanguard Total Bond Market Index Portfolio

At December 31, 2008, the cost of investment securities for tax purposes was $1,490,014,000. Net unrealized appreciation of investment securities for tax purposes was $20,040,000, consisting of unrealized gains of $64,477,000 on securities that had risen in value since their purchase and $44,437,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2008, the portfolio purchased $131,262,000 of investment securities and sold $82,047,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $833,401,000 and $691,007,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	30,013	28,255
Issued in Lieu of Cash Distributions	5,258	3,846
Redeemed	(18,775)	(10,394)
Net Increase (Decrease) in Shares Outstanding	16,496	21,707

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following tables summarize the portfolio’s investments as of December 31, 2008, based on the inputs used to value them:

Investments in
Securities
Valuation Inputs	($000)
Level 1—Quoted prices	26,841
Level 2—Other significant observable inputs	1,483,213
Level 3—Significant unobservable inputs	—
Total	1,510,054

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the current prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,041.22	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Vanguard® Total Stock Market Index Portfolio

During one of the worst calendar years on record for U.S. markets, stocks were down across the board. Amid these conditions, the Total Stock Market Index Portfolio returned –37.28% for the fiscal year ended December 31, 2008. The portfolio closely tracked its target index, which returned –37.36%.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The year ended December 31 was a period of extreme lows for the U.S. stock market. All ten sectors of the S&P Total Market Index declined, with the biggest losses in the largest sectors: financials, information technology, and energy.

In the financial sector, continued fallout from the subprime mortgage crisis crippled mortgage companies and big banks alike. The crisis quickly spread. Information technology companies felt the pinch as financial businesses—the tech sector’s largest clients—reigned in spending.

As oil prices hit record highs early in 2008, energy companies were among the index’s top performers. However, when prices later plummeted, these companies fell drastically.

Since its inception in 2003, the Total Stock Market Index Portfolio has returned an average of 2.59% per year. Its returns have been in line with those of its target index, a notable achievement in an otherwise disappointing period and a credit to the advisor, Vanguard Quantitative Equity Group.

The group uses proprietary software to manage a portfolio that has tightly tracked its benchmark, even in extreme investment environments. Low operating costs support the advisor in this task.

To say the least, the investment environment was challenging in 2008, a year that brought extreme volatility to the financial markets and saw the world fall into a potentially deep recession.

In our view, however, these events do nothing to invalidate the long-term case for equities. We expect stocks to outperform less-risky assets precisely because stocks can occasionally produce such dismal returns. Financial theory and logic dictate that investors need to be compensated for this risk.

With extremely low costs, a proven record of closely tracking its index, and wide exposure to the U.S. equity market, the Total Stock Market Index Portfolio can help put your investment program in position to benefit when the financial markets stage a recovery.

Total Returns

		January 8, 2003,[1] Through
		December 31, 2008
	Year Ended	Average
	December 31, 2008	Annual Return
Vanguard Total Stock Market Index Portfolio	–37.28%	2.59%
Spliced Total Market Index[2]	–37.36	2.60
Average Multi-Cap Core Fund[3]	–38.79	1.59

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Average
	Fees and	Multi-Cap
	Expenses[4]	Core Fund[5]
Total Stock Market Index Portfolio	0.16%	1.27%

1Portfolio inception.

2	Dow Jones Wilshire 5000 Index through June 17, 2005; Standard & Poor’s Total Market Index thereafter.
3	Derived from data provided by Lipper Inc.
4

This figure—drawn from the prospectus dated April 29, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2008, the acquired fund fees and expenses were 0.16%.

5 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile

As of December 31, 2008

Total Portfolio Characteristics

Yield[1]	2.8%
Acquired Fund Fees
and Expenses (12/31/2007)[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.5%
Vanguard Extended Market Index Fund	17.5

Investment Focus

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 29, 2008—represents a weighted average of the annualized expense ratio and any transaction fees charged by the underlying mutual funds (the “acquired funds”) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2008, the acquired fund fees and expenses were 0.16%.

3 S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: January 8, 2003–December 31, 2008

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Total Stock Market Index Portfolio	–37.28%	–1.87%	2.59%	$11,654
Spliced Total Market Index[2]	–37.36	–1.81	2.60	11,659
Average Multi-Cap Core Fund[3]	–38.79	–2.66	1.59	10,989

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2008

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: January 8, 2003.

2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

3	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2008

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (100.1%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	21,474,551	378,167
Vanguard Extended
Market Index Fund
Investor Shares	3,349,521	80,422
Total Investment Companies
(Cost $695,593)		458,589
Other Assets and Liabilities (–0.1%)
Other Assets		20
Liabilities		(610)
		(590)
Net Assets (100%)
Applicable to 25,202,768 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		457,999
Net Asset Value Per Share		$18.17

At December 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	663,716
Undistributed Net Investment Income	10,248
Accumulated Net Realized Gains	21,039
Unrealized Appreciation (Depreciation)	(237,004)
Net Assets	457,999

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2008
($000)
Investment Income
Income
Income Distributions Received	10,303
Net Investment Income—Note B	10,303
Realized Net Gain (Loss)
Capital Gain Distributions Received	15,317
Investment Securities Sold	5,834
Realized Net Gain (Loss)	21,151
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(279,070)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(247,616)

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,303	7,766
Realized Net Gain (Loss)	21,151	29,297
Change in Unrealized Appreciation (Depreciation)	(279,070)	(11,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	(247,616)	25,684
Distributions
Net Investment Income	(7,786)	(5,582)
Realized Capital Gain[1]	(29,394)	(22,822)
Total Distributions	(37,180)	(28,404)
Capital Share Transactions
Issued	187,023	163,405
Issued in Lieu of Cash Distributions	37,180	28,404
Redeemed	(80,561)	(62,736)
Net Increase (Decrease) from Capital Share Transactions	143,642	129,073
Total Increase (Decrease)	(141,154)	126,353
Net Assets
Beginning of Period	599,153	472,800
End of Period[2]	457,999	599,153

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $195,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net Assets—End of Period includes undistributed net investment income of $10,248,000 and $7,731,000.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$31.09	$31.27	$29.51	$28.60	$25.61
Investment Operations
Net Investment Income	.471[1]	.440[1]	.370	.280	.310
Capital Gain Distributions Received	.682	1.010	1.370	.430	.250
Net Realized and Unrealized Gain (Loss)
on Investments	(12.163)	.100	2.600	.980	2.630
Total from Investment Operations	(11.010)	1.550	4.340	1.690	3.190
Distributions
Dividends from Net Investment Income	(.400)	(.340)	(.290)	(.310)	(.100)
Distributions from Realized Capital Gains	(1.510)	(1.390)	(2.290)	(.470)	(.100)
Total Distributions	(1.910)	(1.730)	(2.580)	(.780)	(.200)
Net Asset Value, End of Period	$18.17	$31.09	$31.27	$29.51	$28.60

Total Return	–37.28%	5.16%	15.52%	6.13%	12.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$458	$599	$473	$318	$257
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.40%	1.53%	1.10%	1.45%
Portfolio Turnover Rate	16%	10%	7%	49%[3]	7%

1 Calculated based on average shares outstanding.

2	The acquired fund fees and expenses were 0.16%.
3	Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005–2008), and has concluded that no provision for federal income tax is required in the portfolio's financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio's expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental

6

Vanguard Total Stock Market Index Portfolio

expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2008, were borne by the funds in which the portfolio invests. The portfolio's trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2008, the portfolio had $11,996,000 of ordinary income and $19,290,000 of long-term capital gains available for distribution.

At December 31, 2008, the cost of investment securities for tax purposes was $695,593,000. Net unrealized depreciation of investment securities for tax purposes was $237,004,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2008, the portfolio purchased $221,658,000 of investment securities and sold $88,887,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	7,862	5,193
Issued in Lieu of Cash Distributions	1,424	948
Redeemed	(3,353)	(1,992)
Net Increase (Decrease) in Shares Outstanding	5,933	4,149

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the portfolio's investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio's own assumptions used to determine the fair value of investments).

At December 31, 2008, 100% of the portfolio's investments were valued based on Level 1 inputs.

7

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2009

Special 2008 tax information (unaudited) for corporate shareholders only for Vanguard
Variable Insurance Fund Total Stock Market Index Portfolio

This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $29,199,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 82.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

8

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2008	12/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$705.36	$0.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1

The calculations are based on acquired fund fees and expenses. The portfolio’s annualized expense figure for the period shown is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 155 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since

September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	James M. Norris
Mortimer J. Buckley	Ralph K. Packard
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Michael S. Miller

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Annuity and Insurance Services > 800-522-5555	The funds or securities referred to herein that are offered by
The Vanguard Group and track an MSCI index are not sponsored,
Institutional Investor Services > 800-523-1036
endorsed, or promoted by MSCI, and MSCI bears no liability with
Text Telephone for People	respect to any such funds or securities. For such funds or securities,
With Hearing Impairment > 800-952-3335	the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.
This material may be used in conjunction with
the offering of shares of any Vanguard fund	Russell is a registered trademark of The Frank Russell Company.
only if preceded or accompanied by the fund’s
current prospectus.	S&P 500® , Standard & Poor’s 500, and 500 are trademarks of
The McGraw-Hill Companies, Inc., and have been licensed for
use by The Vanguard Group, Inc. Vanguard mutual funds are not
All comparative mutual fund data are from Lipper Inc. or	sponsored, endorsed, sold, or promoted by Standard & Poor’s,
Morningstar, Inc., unless otherwise noted.	and Standard & Poor’s makes no representation regarding the
advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your portfolio at
the SEC’s Public Reference Room in Washington, D.C. To find
out more about this public service, call the SEC at 202-551-8090.
Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public
Reference Section, Securities and Exchange Commission,
Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2008: $357,000

Fiscal Year Ended December 31, 2007: $324,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2008: $3,055,590

Fiscal Year Ended December 31, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended December 31, 2008: $626,240

Fiscal Year Ended December 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)  Tax Fees.

Fiscal Year Ended December 31, 2008: $230,400

Fiscal Year Ended December 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended December 31, 2008: $0

Fiscal Year Ended December 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2008: $230,400

Fiscal Year Ended December 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 13, 2009

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 13, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.